UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

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METLIFE, INC.
(Name of Registrant as Specified in Its Charter)

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MetLife

Notice of 2024 Annual Meeting & Proxy Statement

Navigating life together

Letter from the Chairman of the Board

MetLife, Inc. 200 Park Avenue, New York, NY 10166 April 26, 2024

Dear Fellow Shareholder:

We often refer to MetLife’s Next Horizon Strategy as being “all-weather,” and that was truly put to the test over this past year. The Company successfully navigated the uncertainties created by volatility in interest rates, geopolitical unrest and other factors. Through it all, the Company has continued to perform well and deliver strong results for our investors.
The path forward is equally unpredictable, though the Company’s strategy and focus on execution position it well. One of the Board’s primary responsibilities is Board composition and succession planning, making sure we have the right skills, talent and experience around the Board table to guide the Company into the future, regardless of what we may encounter. Toward that end, I am delighted to welcome Laura Hay as the newest member of the Board. Laura’s extensive experience in insurance and financial services has enabled her to hit the ground running, and we are fortunate to have her on the team.
Since 2019, the Board has also welcomed Michel Khalaf (May 2019), Mark Weinberger (August 2019), Carla Harris (April 2022), and Jeh Johnson (February 2023). Together with Laura, these newer directors represent over 38% of the total Board. The Board’s oversight capabilities are strengthened by bringing tenured, experienced Board members with deep Company-specific knowledge and historical perspectives together with highly-qualified newer Board members with different backgrounds and experiences, fresh viewpoints and new ideas.
We will also be saying farewell to two of our colleagues this year, Catherine Kinney and Gerald Hassell, who are not standing for re-election pursuant to the Board’s retirement age policy. We are grateful to them both for their combined 21 years of dedicated service and their countless contributions to the Company and the Board’s work.
Please take the time to review this Proxy Statement and the accompanying materials to learn more about the Company, its people, practices and progress. Also, be sure to vote your shares so we have the benefit of your feedback. On behalf of the entire Board of Directors, I thank you for the trust you have placed in us as Directors. We are proud to serve as stewards of your investment.
R. Glenn Hubbard
Chairman of the Board
MetLife, Inc.

2024 PROXY STATEMENT	1

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Notice of Annual Meeting of Shareholders

Date & Time: June 18, 2024 2:30 p.m., Eastern Time	Place: Virtually via the Internet at www.virtualshareholdermeeting.com/MET2024	Record Date: April 19, 2024

Items of Business
1	The election of 13 Director nominees named in this Proxy Statement, each for a one-year term;
2	The ratification of the appointment of Deloitte & Touche LLP as MetLife, Inc.’s independent auditor for 2024;
3	An advisory (non-binding) vote to approve the compensation paid to MetLife, Inc.’s Named Executive Officers;
4	The approval of the MetLife, Inc. 2025 Stock and Incentive Compensation Plan;
5	Consideration of one shareholder proposal, if properly presented at the Annual Meeting; and
6	Such other business as may properly come before the Annual Meeting.
Information about the business to be acted upon at the Annual Meeting is contained in the accompanying Proxy Statement.
MetLife, Inc. common stock shareholders of record at the close of business on April 19, 2024 will be entitled to vote at the Annual Meeting or any adjournment or postponement thereof.
We will hold the Annual Meeting solely by means of remote communication in a virtual-only format. There will be no in-person meeting. The virtual Annual Meeting allows all shareholders to join the meeting, regardless of location. As with an in-person meeting, shareholders will be able to vote, ask questions and exercise any other shareholder rights that shareholders would be entitled to exercise at the Annual Meeting. For additional details, including information on how to participate in the virtual-only Annual Meeting, see Information About the Annual Meeting, Proxy Voting, and the Board of Directors.
By Order of the Board of Directors,
Timothy J. Ring
Senior Vice President and Secretary
New York, New York
April 26, 2024

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to Be Held on June 18, 2024:
The accompanying Proxy Statement, the MetLife, Inc. 2023 Annual Report to Shareholders, and the Letter to Shareholders are available at www.proxyvote.com. The 2024 annual meeting of shareholders will be held virtually via the Internet at www.virtualshareholdermeeting.com/MET2024.

2024 PROXY STATEMENT	3

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2024 PROXY STATEMENT	5

A Note About Financial Measures
In this Proxy Statement, MetLife, Inc. (including its corporate affiliates, where applicable, MetLife or the Company) presents certain measures of its performance that are not calculated in accordance with accounting principles generally accepted in the United States of America (GAAP). You should not view these Non-GAAP financial measures as substitutes for the most directly comparable financial measures calculated in accordance with GAAP:

($ in millions, except per share data and as otherwise indicated)	2021[1]	2022[1]	2023
Net income (loss) available to MetLife, Inc.’s common shareholders		$5,099	$1,380
Net income (loss) available to MetLife, Inc.’s common shareholders per diluted common share		$6.30	$1.81
Return on MetLife, Inc.’s common stockholder equity		15.3%	5.4%
Book value per common share		$33.45	$35.85
Expense ratio		16.2%	18.7%
Ratio of net cash provided by operating activities (parent company only) to consolidated net income (loss) available to MetLife, Inc.’s common shareholders	56%	87%	303%
1Amounts for 2021 and 2022 have been restated to reflect the adoption of the Long-Duration Targeted Improvements (LDTI) accounting standard.

2023
($ in millions)	Group Benefits	RIS[1]	Asia	Latin America	EMEA[2]	MetLife Holdings	Corporate & Other
Adjusted earnings available to common shareholders	$1,655	$1,708	$1,282	$840	$265	$733	($958)
1RIS refers to Retirement and Income Solutions.
2EMEA refers to Europe, the Middle East, and Africa.
This Proxy Statement contains references to Non-GAAP financial measures that are further described in Appendix B.

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Proxy Statement Summary
This Proxy Statement contains information about the 2024 annual meeting of shareholders (the Annual Meeting) of MetLife. The Company is providing proxy materials to solicit proxies on behalf of the MetLife Board of Directors (the Board of Directors or the Board). It is sending certain shareholders a Notice of Internet Availability of Proxy Materials (Notice) on or about April 26, 2024. The Notice includes instructions on how to access the Proxy Statement, 2023 Annual Report to Shareholders, and Letter to Shareholders online. Shareholders who have previously requested a printed or electronic copy of the proxy materials will continue to receive such a copy of the proxy materials, which will be sent on or about April 26, 2024. See “Accessing Your Proxy Materials” in Information About the Annual Meeting, Proxy Voting, and the Board of Directors for additional information.
This summary provides highlights of information contained elsewhere in this Proxy Statement and does not contain all of the information that you should consider. Please read the entire Proxy Statement carefully before voting.
Annual Meeting Overview
Meeting Details

Date & Time June 18, 2024 2:30 p.m., Eastern Time	Place: Virtually via the Internet at: www.virtualshareholdermeeting.com/MET2024
Voting Your Shares

Record Date April 19, 2024	Voting Shareholders as of the Record Date are entitled to vote. Each share of MetLife common stock is entitled to one vote for each Director nominee and one vote for each of the other proposals.
Your vote is important. Shareholders of record may vote their shares electronically at the Annual Meeting or by using any of the methods indicated below. Beneficial owners whose shares are held at a brokerage firm or by a bank or other nominee should follow the voting instructions received from such nominee.

Internet www.proxyvote.com no later than 11:59 p.m., Eastern Time, June 17, 2024	Telephone 1-800-690-6903 no later than 11:59 p.m., Eastern Time, June 17, 2024
Mail
Complete, sign, and return your proxy card by mail (if you received printed copies of the proxy materials) so that it is received by MetLife c/o Broadridge prior to the Annual Meeting. See “Voting Your Shares” in Information About the Annual Meeting, Proxy Voting, and the Board of Directors for additional information.

2024 PROXY STATEMENT	7

Proxy Statement Summary
Proposals for Your Vote

PROPOSAL 01	Election of 13 Director nominees named in this Proxy Statement, each for a one-year term	Vote Required: Majority of shares voted
The Board recommends a vote FOR each Director nominee
The following provides summary information about each Director nominee as of April 26, 2024.

Director Nominee Name, Age[1] and Independence	Director Since / Tenure[1]	Professional Background	Other Current U.S. Listed Public Company Directorships
Cheryl W. Grisé, 71 Independent	2004 20 Years	Former Executive Vice President, Northeast Utilities	•Dollar Tree, Inc. •ICF International, Inc. •PulteGroup, Inc.
Carlos M. Gutierrez, 70 Independent	2013 11 Years	Former U.S. Secretary of Commerce	•Occidental Petroleum Corporation
Carla A. Harris, 61 Independent	2022 1 Year	Senior Client Advisor, Morgan Stanley	•Cummins Inc. •Walmart, Inc.
Laura J. Hay, 61 Independent	2024 Less Than 1 Year	Former Partner and Global Head of Insurance, KPMG LLP
David L. Herzog, 64 Independent	2016 7 Years	Former Chief Financial Officer and Executive Vice President, American International Group	•DXC Technology Company
R. Glenn Hubbard, Ph.D., 65 Independent Chairman of the Board	2007 17 Years	Dean Emeritus and Russell L. Carson Professor of Economics and Finance, Graduate School of Business, and Professor of Economics, Faculty of Arts and Sciences, Columbia University	•BlackRock Fixed Income Funds (a fund complex comprised of 69 registered investment companies)
Jeh C. Johnson, 66 Independent	2023 1 Year	Partner, Paul, Weiss, Rifkind, Wharton & Garrison, LLP	•U.S. Steel Corporation •Lockheed Martin Corporation
Edward J. Kelly, III, 70 Independent	2015 9 Years	Former Chairman, Institutional Clients Group, Citigroup Inc.	•Dollar Tree, Inc. •Citizens Financial Group
William E. Kennard, 67 Independent	2013 10 Years	Former U.S. Ambassador to the European Union	•Ford Motor Company •AT&T Inc.
Michel A. Khalaf, 60 Not Independent	2019 4 Years	President and Chief Executive Officer, MetLife, Inc.
Diana L. McKenzie, 59 Independent	2018 5 Years	Former Chief Information Officer, Workday, Inc.	•Agilon Health, Inc. •Vertex Pharmaceuticals Incorporated
Denise M. Morrison, 70 Independent	2014 10 Years	Former President and Chief Executive Officer, Campbell Soup Company	•Quest Diagnostics Inc. •Visa Inc.
Mark A. Weinberger, 62 Independent	2019 4 Years	Former Global Chairman and Chief Executive Officer, EY	•Johnson & Johnson •JPMorgan Chase & Co.
1Based on age and tenure as of April 26, 2024. Rounded down to nearest year if less than one whole year as of the measurement date.

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Proxy Statement Summary

PROPOSAL 02	Ratification of appointment of Deloitte & Touche LLP as the Company’s independent auditor for 2024	Vote Required: Majority of shares voted
The Board recommends a vote FOR Proposal 2

PROPOSAL 03	Non-binding advisory vote to approve the compensation paid to the Company’s Named Executive Officers	Vote Required: Majority of shares voted
The Board recommends a vote FOR Proposal 3

PROPOSAL 04	Approval of the MetLife, Inc. 2025 Stock and Incentive Compensation Plan	Vote Required: Majority of shares voted
The Board recommends a vote FOR Proposal 4

PROPOSAL 05	Shareholder proposal requesting a third-party racial equity audit	Vote Required: Majority of shares voted
The Board recommends a vote AGAINST Proposal 5

2024 PROXY STATEMENT	9

Proxy Statement Summary
About MetLife
MetLife is one of the world’s leading financial services companies, providing insurance, annuities, employee benefits and asset management to individuals and institutional customers. With over 155 years of experience, the MetLife companies are recognized as innovators and market leaders in protection planning and retirement and savings solutions around the world. MetLife has established a strong presence in over 40 global markets through organic growth, acquisitions, joint ventures and other partnerships and has leading market positions in the United States (U.S.), Japan, Latin America, Asia, Europe and the Middle East. MetLife has the privilege of providing financial products and services to 94 of the top 100 Fortune 500® companies, and over 80% of all Fortune 500® companies.
MetLife is organized into the following segments1:

MetLife

Group Benefits	RIS	Asia	Latin America	EMEA	MetLife Holdings

1In the fourth quarter of 2023, MetLife reorganized from five segments into the following six segments to reflect changes in management’s responsibilities: Group Benefits; RIS; Asia; Latin America; EMEA; and MetLife Holdings. The Group Benefits and RIS businesses were previously reported as the U.S. segment.
In the U.S., MetLife provides a variety of insurance and financial services products, including life, dental, vision, disability, accident and health, stable value and annuities to both individuals and groups. Outside the U.S., MetLife provides life, medical, dental, credit and other accident and health insurance, as well as annuities, and retirement and savings products to both individuals and groups.
MetLife is also one of the largest institutional investors in the U.S. with a general account portfolio invested primarily in fixed income securities (corporate, structured products, municipals, and government and agency) and mortgage loans, as well as real estate, real estate joint ventures, other limited partnerships and equity securities.

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Proxy Statement Summary
Executive Leadership Team
Critical to MetLife’s success and effective execution of its Next Horizon Strategy is the executive leadership team, which is led by Michel A. Khalaf, the Company’s President and Chief Executive Officer (CEO). MetLife has a deep bench of senior leaders and a robust management succession planning process overseen by the Board that ensures MetLife delivers on its Next Horizon commitments to its people, customers, communities, and shareholders.

Michel A. Khalaf
President and CEO

Eric Clurfain	Marlene Debel
Regional President, Latin America	Executive Vice President (EVP), Chief Risk Officer (CRO) of MetLife, Inc., and Head of MetLife Insurance Investments (MII)

Nuria Garcia	John D. McCallion
Regional President, EMEA	EVP, Chief Financial Officer (CFO) of MetLife, Inc., and Head of MetLife Investment Management (MIM)

Lyndon Oliver	Bill Pappas
Regional President, Asia	EVP and Head of Global Technology and Operations (GTO)

Ramy Tadros	Susan Podlogar
Regional President, U.S. Business, and Head of MetLife Holdings (MLH)	EVP and Chief Human Resources Officer (CHRO)

Michael Roberts
EVP and Chief Marketing Officer

2024 PROXY STATEMENT	11

Proxy Statement Summary
Business Highlights
At a Glance

155+ years of operation	40+ global markets where we operate	~45,000 employees[1]

No. 54 on the 2023 FORTUNE 500® list	$600.8 Billion in total assets under management[2]

$5.6 Billion Core[3] Adjusted Earnings[1]	$30.0 Billion in Total MetLife, Inc.'s stockholders' equity[1]	$48.9 Billion market capitalization[1]

1As of December 31, 2023.
2As of December 31, 2023. At estimated fair value.
3Core (Core) refers to the exclusion of notable items.
Next Horizon Strategy
MetLife lives its purpose – Always with you, building a more confident future – through its bold commitments to its people, customers, shareholders, and communities.

Commitments
•Investing in and supporting our people
•Keeping our promise to our customers in their time of need
•Rewarding shareholders with strong performance, improved risk profile and resilience
•Serving communities worldwide

MetLife demonstrate its superior ability to execute on its strategic choices.

Focus
Generate strong free cash flow by deploying capital and resources to the highest value opportunities
•Deploying capital to businesses with attractive returns and payback periods
•Return excess capital to shareholders

Simplify	Simplify our business to deliver operational efficiency and an outstanding customer experience •Re-engineering complex processes to further transform our operations •Maintain expense discipline

Differentiate	Drive competitive advantage through our brand, scale, talent, and innovation •Reinvested to enable growth and enhance the customer experience •Expanding digital platforms and solutions globally

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Proxy Statement Summary
Key 2023 Accomplishments

Delivered on key financial commitments
•Core Adjusted Return on Equity (ROE) of 13.8%, within target range of 13-15%
•Average 20221 / 2023 Core Free Cash Flow Ratio totaled 74%, at the high-end of target range of 65% to 75%
•Core Direct Expense Ratio of 12.2%, below 12.6% target

Created shareholder value
•Returned ~$4.7 billion to shareholders
•Deployed capital to its highest and best use at mid-teen Internal Rate of Return[2] and mid-single digit payback periods
•Executed ~$19 billion reinsurance transaction, expected to release $3 billion of capital over time

1    Amounts for 2022 have been restated to reflect the adoption of the LDTI accounting standard.
2    Internal Rate of Return (IRR) refers to the discount rate at which the present value of all future cash flows is equal to the initial investment.
Long-Term Value Creation

Expect to exceed target to generate $20 Billion in distributable cash flow over five years[1]	Expect to exceed target to free up $1 Billion of operating leverage over five years[1]	Increased target by 100 basis points and achieved new 13 -15% Core Adjusted ROE target in 2023	Deployed new business capital of ~$29 Billion at mid-teen IRR since 2015

1Five-year period beginning January 1, 2020 through December 31, 2024.
Global-Diversified Businesses

2023 Core Adjusted Earnings[1]

■	U.S.
■	Non-U.S.

1As of December 31, 2023. Excludes Corporate & Other.
See A Note About Financial Measures and Appendix B for definitions of these non-GAAP measures and reconciliations to the most directly comparable measures that are based on GAAP.

2024 PROXY STATEMENT	13

Proxy Statement Summary
Executive Compensation Highlights
Executive Pay for Performance
The Company maintained its pay for performance practices in 2023. The vast majority of the Total Compensation1 for 2023 for the individuals listed in the Summary Compensation Table (the Named Executive Officers or NEOs) was variable and depended on performance.
MetLife’s compensation design continues to align its executives and other senior management with the creation of shareholder value. Each Named Executive Officer’s Total Compensation primarily depends directly on share value and performance, and 70% of the stock-based long-term incentives (LTI) granted depends on performance against Business Plan2 goals and Total Shareholder Return (TSR) relative to peers.
Named Executive Officers Total Compensation for 2023

■	Fixed Salary	■	LTI (vests over three years; realized value may differ)
■	Annual Cash Incentive	■	Variable (performance-based)
The Compensation Committee continued to link pay and performance. Key highlights of performance the Compensation Committee considered in making Total Compensation decisions for the Named Executive Officers, and how it aligned those decisions with performance, are described in the Compensation Discussion and Analysis.
1    Total Compensation with respect to a year, refers to the total of base salary earnings during the year, the MetLife Annual Variable Incentive Plan (AVIP) annual incentive awards for performance in that year, and LTI awards in consideration of performance in that year and potential for future contributions. Items such as sign-on payments and others that the Compensation Committee recommends, which are not determined under the Company’s general executive compensation framework, are not included. Retirement benefits, medical programs, and potential termination payments are also not included.
2    MetLife crafts its business plan (Business Plan) to set its targets, goals, and expectations for the year, and uses it for the Company’s planning and projections. The Board’s Finance and Risk Committee reviews and endorses the Business Plan for Board approval.
Consistent Support for Executive Compensation Program
The Compensation Committee reviews the results of the Company’s “Say on Pay” vote, discusses input provided by shareholders as part of the Company’s governance shareholder engagement process, and considers both when reviewing the Company’s executive compensation program. Since the Company’s first Say on Pay vote in 2011, support for the Company’s executive compensation program has been 96% positive on average. See 2023 Say-on-Pay Vote and Shareholder Engagement for additional information.
Say on Pay Vote
For information about the Company’s shareholder engagement process, see Shareholder Engagement in the Proxy Summary and Shareholder Engagement in Information About the Board of Directors.

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Proxy Statement Summary
Sustainability Highlights
Living Its Purpose
At MetLife, sustainability means being able to live its purpose—Always with you, building a more confident future—for the long term. MetLife has focused on deploying the strength of its people, products, services and investments to create long-term value for its stakeholders. MetLife’s sustainability strategy is integral to its business objectives and priorities. It highlights the Company’s approach to monitoring and managing environmental, social, and governance (ESG) risks and opportunities, including those involving diversity, equity and inclusion (DEI), climate change, health and well-being, and economic growth. Assessing a holistic array of sustainability considerations allows MetLife to allocate resources to high value opportunities and promote sustainable competitive differentiation. The Board and its committees (Committees) oversee sustainability strategy and execution, including the assessment and management of various sustainability risks, opportunities, and priorities.
MetLife demonstrates its commitment to sustainability through its priorities, which are integrated throughout the Company and overseen by the Board.
MetLife’s priorities align with a subset of the United Nations Sustainable Development Goals (U.N. SDGs):

Environment and Climate	Equity and Inclusivity	Economic Growth	Health and Well-Being

Enterprise assets drive progress:

Investments	Products	Community	Workforce	Governance

•ESG integration •Responsible Investments[1] •Impact Investments[2]	•Expanding access •Ease of use •Customer care	•Foundation giving •Volunteering •Pro bono	•Benefits •Health and wellness •Training/upskilling •Inclusion and belonging	•Board oversight •Management committees •Processes/policies •Risk management •Transparent reporting

1Responsible Investments are defined as investments that intend to achieve both a market financial return and promote social and/or environmental benefits. At MetLife, they include green investments, infrastructure, municipal bonds, affordable housing, and impact investments.
2Impact Investments are defined as investments made with the intention to generate positive, measurable social and environmental impact alongside a financial return. This activity includes both MetLife’s general account and a smaller volume of MetLife Foundation assets.
Sustainability at MetLife
Please visit www.metlife.com/sustainability to learn about MetLife’s sustainability efforts and to access MetLife’s annual Sustainability Report. This report, or any other information from the MetLife website, is not a part of or incorporated by reference into this Proxy Statement.

2024 PROXY STATEMENT	15

Proxy Statement Summary
Select Highlights1

Environment and Climate	Equity and Inclusivity	Economic Growth	Health and Well-Being

Established 2030 interim targets to guide MetLife’s Net Zero commitment	38.5% of the Director nominees are women	$420B+ general account assets under management[2] which help support job creation, business growth and community development around the world	Appointed MetLife’s first Chief Employee Experience and Care Officer, and launched a dedicated Employee Care strategy to increase employee connectivity and well-being

1.6M+ trees planted since 2020[3]	$180.3M in spending with diverse suppliers in 2023[4]	$66M in total Impact Investments made in 2023	1M+ digital users in Asia accessed expert medical support via MetLife 360Health

43% of MetLife’s global offices’ square footage is certified with green or healthy building standards	$1B+ in MetLife Foundation giving since 1976[5]	Enhanced benefits offering for institutional customers and increased utilization by their U.S. employees through several new collaborations and initiatives	Achieved Company’s highest-ever scores on culture, flexibility, well-being and learning opportunities on MetLife’s annual employee survey

[1]All highlights represent totals as of December 31, 2023, with the exception of the Director nominee statistic, which is as of April 26, 2024.
2At estimated fair value. See Appendix B for further information.
[3]Funding for trees provided by MetLife and MetLife Foundation.
4A business that is majority owned, operated and controlled by ethnic minorities, women, lesbian, gay, bisexual, transgender, queer-plus (LGBTQ+) individuals, people with disabilities, or veterans, as well as federally recognized small businesses.
[5]Since 1976, MetLife Foundation contributed over $1 billion to strengthen communities where MetLife has a presence. MetLife Foundation works to drive inclusive economic mobility and address the needs of underserved communities around the world. MetLife Foundation collaborates with nonprofit organizations and provides grants aligned to three strategic focus areas: economic inclusion, financial health and resilient communities.

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Proxy Statement Summary
Select Awards and Recognition
MetLife is proud of the external awards and recognition it received in 20231, some of which are listed below:

12023 Bloomberg Gender Equality Index references 2021 fiscal year data.
Commitments
MetLife’s sustainability commitments demonstrate its long-term focus on managing key issues and opportunities that are relevant to the business today and in the future. These commitments are embedded into how MetLife operates across multiple geographies and business lines. Furthermore, these commitments are intended to leverage enterprise assets to meet the needs of a wide range of stakeholders, including employees, customers, shareholders, business partners, and community members.

Net Zero Commitment[1]	2030 DEI Commitments

•MetLife is making progress toward reaching Net Zero greenhouse gas emissions for its global operations and general account investment portfolio by 2050 or sooner.[1] The goal is supported by a holistic approach, interim targets and other initiatives intended to help improve the environment.
•MetLife’s broad set of 2030 DEI commitments address the needs of the underserved through a mix of MetLife’s investments, products and services, supply chain, volunteering and community efforts.

1The Net Zero Commitment applies to GHG emissions from MetLife, Inc.’s global owned and leased offices and vehicle fleets, employee business travel, supply chain and assets in MetLife’s general account investment portfolio, which includes the general accounts of MetLife, Inc.’s wholly owned insurance company subsidiaries, where reliable data and methodologies are available. While reliable methodologies and data sets pertaining to certain GHG emissions are not available at this time, MetLife is committed to identifying and measuring relevant climate data as methodologies and standards evolve. Emissions are tracked in accordance with the Greenhouse Gas Protocol, unless otherwise directed by regulators.
For more information about MetLife’s sustainability commitments, please refer to “Commitments” in Sustainability Oversight.

2024 PROXY STATEMENT	17

Proxy Statement Summary
Corporate Governance Highlights
The Board regularly evaluates the Company’s policies to ensure that they meet the Company’s commitment to a high standard of corporate governance. Key highlights of the Company’s strong corporate governance practices are described below.

Board Composition and Refreshment
•Independent Chairman of the Board
•Independent Board Committees (other than the Executive Committee)
•Diverse Board
•Regular Committee Chair assignment planning
•Comprehensive Board refreshment program
For additional information, see Information About the Board of Directors.

Board Engagement and Accountability
•Board executive sessions without management present at every regularly scheduled meeting
•Comprehensive annual Board and Committee assessment process
•Comprehensive biennial self- and peer-Director evaluation process
•Director involvement in management meetings
For additional information, see Information About the Board of Directors.

Effective Policy Framework
•Share ownership requirements for executives and Directors
•Policy prohibiting hedging or pledging Company securities
•Performance-based and incentive-based compensation recoupment (“clawback”) policies
•Directors encouraged to limit public company board service to no more than three other boards
For additional information, see Director Share Ownership Guidelines, How do we manage risk related to our compensation program?, and Information About the Annual Meeting, Proxy Voting, and the Board of Directors.

Robust Shareholder Rights
•Annual shareholder election of all Directors
•Shareholder right to call a special meeting
•Majority vote standard for uncontested Director elections
•No “poison pill”
•Ongoing shareholder engagement
For additional information, see Information About the Board of Directors.

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Proxy Statement Summary

Board Oversight of Risk
The Board, together and through its Committees, oversees and reviews:
•design and implementation of the Company’s risk management
•assessment and management of material risks
•analysis of current and future risks
•risk appetite measures and risk exposure considerations and guidelines
•financial policies and strategies, risk targets and positions, capital planning and adequacy, and other financial matters
•capital and liquidity management practices
•internal controls over financial reporting
•internal controls over information security and cybersecurity
•compliance with legal and regulatory requirements
•risks associated with compensation arrangements
•management succession and development plans, compliance responsibilities, activities and plans
•policies, positions and disclosures regarding ESG matters
•risks associated with the Company’s investment portfolio
For additional information, see Risk Oversight.

Cybersecurity Risk Oversight
The Board oversees an information security program that
•institutes and maintains controls for the systems, applications, and databases of the Company and of its third-party providers
•protects the confidentiality, integrity and availability of all data the Company owns or possesses, as well as its technology assets
•includes controls and procedures for monitoring, detecting, reporting, containing, managing, and remediating cyber threats
Collaborative approach
•Chief Information Security Officer (CISO) manages the program in collaboration with the Company's lines of business and corporate functions
•CISO and the Head of GTO present updates to the Audit Committee quarterly and, as necessary, to the full Board
For additional information, see Cybersecurity Oversight.

2024 PROXY STATEMENT	19

Proxy Statement Summary
Shareholder Engagement
MetLife engages with its shareholders, formally and informally, year-round on issues important to them. Investor feedback is delivered to the Board of Directors through the Chair of the Governance and Corporate Responsibility Committee (Governance Committee) and informs the Company’s sustainability efforts, executive compensation programs and disclosure practices.

Engagement	Engagement Team

Invited investors holding more than	Governance-focused outreach
45% of total shares outstanding[1] and leading proxy advisory firms
Engaged in discussions with investors holding
14% of total shares outstanding[1]
Director-led discussion with leading investor holding
8% of total shares outstanding[1]
1As of December 31, 2023. Excludes shares held by the MetLife Policyholder Trust.

•Chairman of the Board, as necessary
•Senior Vice President and Secretary (Corporate Secretary)
•Chief Sustainability Officer
•Senior Vice President (SVP), Executive Compensation
•Vice President (VP), Investor Relations, as necessary
•Other independent Directors and/or members of management, as necessary

Governance-Focused Discussions

The Company engaged with shareholders and discussed the following topics:
•Next Horizon Strategy •Corporate governance •Board composition, refreshment, and succession planning •Annual Board evaluation •Over-boarding policy •Board oversight of risk •Director education
•Shareholder rights
•Executive leadership team changes
•Executive compensation
•Assessment of executive performance
•Sustainability practices, priorities, tracking, and reporting
•Sustainability goals and third-party alignment

Shareholders did not express concerns regarding the Company’s sustainability strategy, executive compensation, Board composition or governance structure. Some shareholders expressed an interest in enhanced disclosure on the Board skills and experiences matrix, the Director nominee biographies, the Board self-assessment process, and the Company’s leadership team. These enhancements were made in this proxy statement.

20

Proxy Statement Summary
Experienced and Diverse Board
The Governance Committee is responsible for assisting the Board in identifying and evaluating individuals qualified to become members of the Board. As part of its ongoing responsibility to identify and evaluate potential Director nominees, the Governance Committee regularly reviews each Director nominee’s experiences, qualifications, attributes and skills (referred to as Director Competencies) and discusses the Board’s collective composition. The Governance Committee and Board frequently discuss Board succession planning in light of the Board’s mandatory retirement age of 72. The Governance Committee is also focused on ensuring that the candidates for key Board positions, such as Chairman of the Board and Committee Chairs, have appropriate skills and experiences. Although the Company does not have a formal Board diversity policy, the Company and the Board believe that an effective, experienced, and diverse Board is crucial to the Company’s governance framework and business success, as reflected by the Board’s current composition.
13 highly qualified and diverse leaders are nominated to serve on the Company’s Board. Each Director nominee is independent, other than Michel A. Khalaf, the Company’s President and CEO.
Age1
Average Age: 65 years; Range: 59 - 71 years

<60	1	7.7%

60-65	6	46.2%

66-70	2	15.4%

>70	4	30.8%

Tenure1
Average Tenure: 8 years

0-4 Years	5	38.5%

5-9 Years	3	23.1%

10-14 Years	3	23.1%

15+ Years	2	15.4%

Race and Ethnicity[2]	Gender	Board Refreshment

38.5% Racially and Ethnically Diverse Composition of the Board reflects importance of diversity	2 Committees Chaired by Female Directors since 2019 Compensation Committee and Governance Committee
5 New Directors since 2019
Strengthened oversight capabilities by bringing together longer-tenured, experienced Board members with Company-specific knowledge and historical perspectives and highly-qualified new Board members with fresh viewpoints and new ideas

1Based on age and tenure as of April 26, 2024. Average and individual data rounded down to nearest year if less than one whole year as of the measurement date.
2Self-identified by each Director nominee based on the following categories, used by Institutional Shareholder Services: Asian (excluding Indian/South Asian); Black/African American; Caucasian/White; Hispanic/Latin American; Indian/South Asian; Middle Eastern/North African; Native American/Alaskan Native; Native Hawaiian/Other Pacific Islander; Other; and Prefer not to disclose.

2024 PROXY STATEMENT	21

Proxy Statement Summary
Director Competencies: Skills and Experiences
Under the MetLife, Inc. Corporate Governance Guidelines (the Corporate Governance Guidelines), all Director nominees must have the following minimum qualifications, which are discussed in greater detail in Director Succession and Nomination Process: Financial Literacy; Leadership Experience; Commitment to the Company’s Values; Absence of Conflicting Commitments; Reputation and Integrity; and Other Factors.
Beyond these minimum qualifications, the Governance Committee uses a matrix to assist with the identification, assessment, and recommendation of Director nominees. The Governance Committee, led by its Chair, develops the matrix criteria, reviews the Director Competencies that align with the Company’s business and strategy, and, on an annual basis and in collaboration with the Board when necessary, determines the Director Competencies most relevant to the Company’s Board. Adjustments to the Director Competencies may also be made outside of the annual review process to meet the Company’s needs in changing environments. While each Director nominee has developed a diverse range of professional skills and experiences over the years that constitute their defining business qualifications, only four core Director Competencies are highlighted for each Director nominee in the table below.

Director Competencies	Director Nominees with Core Director Competencies[1]
Executive Leadership Public company CEO or senior executive experience managing a complex organization.	77% (10)
Corporate Governance / Public Company Board Experience in public company corporate governance-related issues, policies, and best practices.	69% (9)
Financial Services Experience working as a senior finance executive or having insurance industry expertise.	38% (5)
Global Literacy Experience as a senior executive working for an international company or working or living in countries outside of the U.S.	54% (7)
Regulated Industry / Government Experience in operating businesses in similar, highly regulated industries, interacting with regulators and policymakers and/or working in government.	46% (6)
Investments Experience in financial investments markets and investment decisions and strategy.	23% (3)
Financial Expertise, CFO and Audit Experience as a financial expert and/or a public company CFO or audit partner.	23% (3)
Risk Management Experience in risk management with oversight of different types of risk.	15% (2)
Consumer Insight / Analytics Experience in marketing and interpreting consumer behaviors.	23% (3)
Technology Experience with innovative technology, digital generation and technology-driven issues such as privacy, cybersecurity, data management, and the related regulatory landscape.	8% (1)
Sustainability
Experience with the principles of environmental stewardship, social issues including DEI, philanthropy and community development, and aligning these activities and values to financial and operational performance, and building trust with customers, employees and other stakeholders.
23% (3)
1    Percentage rounded to nearest whole number.

22

Proxy Statement Summary
Director Experience and Diversity Matrix
The following table provides summary information about each Director nominee as of April 26, 2024.

13 Director Nominees
Director Competencies[1]
Executive Leadership
Corporate Governance / Public Company Board
Financial Services
Global Literacy
Regulated Industry / Government
Investments
Financial Expertise, CFO and Audit
Risk Management
Consumer Insight / Analytics
Technology
Sustainability
Demographics[2]
Gender
Male
Female
Race / Ethnicity
Caucasian / White
Black / African American
Hispanic / Latin American
Middle Eastern / North African
Age and Board Tenure[3]
Age (average 65 years)	71	70	61	61	64	65	66	70	67	60	59	70	62
Tenure (average 8 years)	20	11	1	<1	7	17	1	9	10	4	5	10	4
Board Committee
Audit
Compensation
Executive
Finance and Risk
Governance and Corporate Responsibility
Investment
Other U.S. Listed Public Company Directorships
Number of Directorships	3	1	2	0	1	1	2	2	2	0	2	2	2

Chair
1Limited to four per Director nominee. For the definition of each Director Competency, see Director Competencies.
2Self identified by each Director nominee.
3Based on age and tenure as of April 26, 2024. Average and individual data rounded down to nearest year if less than one whole year as of the measurement date.

2024 PROXY STATEMENT	23

01

Election of Directors

The Board of Directors recommends that you vote FOR the election of each Director nominee.
The Company’s success and long-term value depend on the judgment, skills, experiences and personal attributes of its Directors. Each individual presented on the following pages has been nominated for election because of these qualities. As members of the Board, these individuals oversee MetLife’s strategic and financial business plans, management succession plans, and enterprise risk. They also oversee the CEO, the other executive officers and the other most senior members of management in their management of the Company’s business.
The Board currently has 15 members serving terms of office ending at the Annual Meeting. Two current members, Gerald L. Hassell and Catherine R. Kinney, have reached the Board’s mandatory retirement age and will not seek re-election at the Annual Meeting.
Each of the 13 Director nominees currently serves as a Director and has agreed to continue to serve if elected. If elected, each Director nominee will serve for a one-year term expiring at MetLife’s 2025 annual meeting. Each Director will hold office until his or her successor has been elected and qualified, or until the Director’s earlier resignation or removal. The Board has no reason to believe that any nominee would be unable to serve if elected. However, if for any reason a nominee should become unable to serve at or before the Annual Meeting, the Board could reduce its size or nominate a replacement candidate for election. If you granted a proxy to vote your shares for the election of an unavailable candidate, the individuals who have your proxy could use their discretion to vote for a replacement candidate nominated by the Board. The proxies will not have authority to vote for a greater number of nominees than the number of nominees named on the proxy card, and will accordingly not have the authority to fill the vacancies resulting from the retirement of Mr. Hassell and Ms. Kinney.
Each of the Director nominees also serves as a director of Metropolitan Life Insurance Company (Metropolitan Life or MLIC), a direct, wholly-owned subsidiary of MetLife with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the Exchange Act), in connection with the issuance of certain insurance products. The common stock of Metropolitan Life is not publicly traded.
In light of the individual skills and experiences of each Director nominee, the Board of Directors has concluded that each Director nominee should be elected at the Annual Meeting and recommends that you vote FOR the election of each Director nominee.

24

Corporate Governance
Director Nominees

Cheryl W. Grisé, 71	Independent

Professional Highlights
•Northeast Utilities (now Eversource Energy), a public utility holding company engaged in the distribution of electricity and natural gas
•Executive Vice President (2005 – 2007)
•Chief Executive Officer of principal operating subsidiaries (2002 – 2007)
•President, Utility Group (2001 – 2005)
•Senior Vice President, Corporate Secretary and General Counsel (1998 – 2001)
Other U.S. Listed Public Company Directorships
•Dollar Tree, Inc. (2022 – Present)
•ICF International, Inc. (2012 – Present)
•PulteGroup, Inc. (2008 – Present)
Education
•B.A., University of North Carolina at Chapel Hill
•J.D., Thomas Jefferson School of Law
•Executive Management Program, Yale University School of Organization and Management

Director since 2004
Alignment with MetLife’s Strategy and Key Board Contributions
Ms. Grisé gained substantial insight into the challenges of managing a highly regulated company through her executive leadership roles at Northeast Utilities (now Eversource Energy). Ms. Grisé’s experience as Senior Vice President, Corporate Secretary and General Counsel enables her to bring a unique perspective to the Board’s responsibility to oversee the Company’s corporate governance framework functions effectively. The senior positions held by Ms. Grisé in human resources early in her career add to her vast range of skills and enhance the Board’s ability to oversee the development and administration of the Company’s compensation and benefit programs, critical to the Company’s strategic commitments to its people and essential to the Company’s ability to differentiate by driving competitive advantage through talent.
Director Core Competencies
•Executive Leadership
•Corporate Governance / Public Company Board
•Regulated Industry / Government
•Sustainability
MetLife Board Committees
•Audit
•Compensation (Chair)
•Executive
•Governance and Corporate Responsibility

2024 PROXY STATEMENT	25

Corporate Governance

Carlos M. Gutierrez, 70	Independent

Professional Highlights
•EmPath, Inc., a human capital technology company
•Co-Founder, Chairman and Chief Executive Officer (2020 – Present)
•The Albright Stonebridge Group, a consulting firm
•Co-Chair (2014 – 2020)
•Vice-Chair (2013 – 2014)
•Citigroup, Inc., a financial services firm
•Vice Chairman, Institutional Client Group (2011 – 2013)
•Global Political Strategies (division of APCO Worldwide, Inc.), a consulting firm
•Chairman and Founding Consultant (2010 – 2011)
•U.S. Department of Commerce
•Secretary (2005 – 2009)
•Kellogg Company, a manufacturer of packaged food products
•Chairman and Chief Executive Officer (2000 – 2005)
•Other senior positions (1998 – 2000)
Other U.S. Listed Public Company Directorships
•Occidental Petroleum Corporation (2009 – Present)
•Prior U.S. Listed Public Company Directorships (past five years):
•Exelon Corporation (2021 – 2023)
Education
•Business Administration Studies, Instituto Tecnologico y de Estudios Superiores de Monterrey

Director since 2013
Alignment with MetLife’s Strategy and Key Board Contributions
Through his roles as U.S. Secretary of Commerce and Chairman and Chief Executive Officer of Kellogg Company, Secretary Gutierrez developed an extensive understanding of what drives consumers and the complexities of overseeing a large enterprise in a competitive global economy, which is particularly important as the Company executes on its strategy to differentiate and drive competitive advantage through its brand, scale, talent, and innovation. A trusted advisor in both the public and private sectors with vast experience serving corporate clients, governments, and institutional investors around the world, Secretary Gutierrez’s unique professional experience at Citigroup allows him to bring a valuable perspective to the Board’s oversight of the development and execution of the Company’s strategic and financial business plans, capital structure, plans, policies and actions, and investment activities.
Director Core Competencies
•Executive Leadership
•Corporate Governance / Public Company Board
•Global Literacy
•Consumer Insight / Analytics
MetLife Board Committees
•Finance and Risk
•Investment

26

Corporate Governance

Carla A. Harris, 61	Independent

Professional Highlights
•Morgan Stanley, a multinational investment bank and financial services firm
•Senior Client Advisor (2021 – Present)
•Vice Chairman, Managing Director, Senior Client Advisor, Head of Multicultural Client Strategy (2012 – 2021)
•Other senior positions focused on mergers and acquisitions, equity capital markets, and asset management (1987 – 2012)
Other U.S. Listed Public Company Directorships
•Cummins Inc. (2021 – Present)
•Walmart, Inc. (2017 – Present)
Education
•A.B. and M.B.A., Harvard University

Director since 2022
Alignment with MetLife’s Strategy and Key Board Contributions
With more than 30 years of experience as a senior leader of a global financial services firm, Ms. Harris has a keen understanding of both enhancing client connectivity and asset management, which are critical skills for the Company given its commitment to rewarding shareholders with strong performance and its continued focus on generating strong free cash flow by deploying capital and resources to the highest value. As a published author on leadership, award-winning podcaster on access and opportunity, public speaker and widely recognized leader of efforts to promote equity and inclusion, Ms. Harris contributes significant expertise to the Board’s oversight of the Company’s succession plans for the CEO, succession and development plans for the Company’s other executive officers, as well as the Company’s sustainability strategy.
Director Core Competencies
•Executive Leadership
•Corporate Governance / Public Company Board
•Financial Services
•Investments
MetLife Board Committees
•Governance and Corporate Responsibility
•Investment

2024 PROXY STATEMENT	27

Corporate Governance

Laura J. Hay, 61	Independent

Professional Highlights
•KPMG LLP, an audit, tax and advisory services firm
•Partner (2000 – 2023)
•Board Director, KPMG U.S. (2011 - 2016)
•Global Head of Insurance (2017 – 2023)
•US / Americas Head of Insurance (2011 – 2017)
•US / Americas Actuarial Practice Leader (2009 – 2011)
•National Industry Director, Life Insurance Segment (2007 – 2011)
•Other employment and leadership roles (1993 – 2000)
Other U.S. Listed Public Company Directorships
•None
Education
•B.S., University of California, Berkeley
•Asset / Liability Management Program,
Wharton Executive Education

Director since 2024
Alignment with MetLife’s Strategy and Key Board Contributions
In her more than 35-years of experience in the financial services industry, Ms. Hay developed extensive experience in technical accounting, audit, finance transformations and client engagements, notable skills which support the Audit Committee’s oversight over the Company’s accounting and financial reporting processes, the integrity of the Company’s consolidated financial statements, and the Company’s independent auditors. Ms. Hay’s deep expertise in the insurance sector, risk identification, and risk mitigation strategies also supports the Board’s oversight of risk, improves the Company’s resilience, and helps drive long-term shareholder value. Guiding teams of professionals in the U.S. and around the globe, Ms. Hay developed a passion for cultivating the next generation of leaders, establishing diverse talent pipelines, and promoting knowledge transfer through training, all of which supports the Company’s commitment to investing in and supporting its people, the Board’s oversight of sustainability, and the Board’s oversight of management succession and development planning.
Director Core Competencies
•Financial Services
•Global Literacy
•Financial Expertise, CFO and Audit
•Risk Management
MetLife Board Committees
•Audit
•Finance and Risk

28

Corporate Governance

David L. Herzog, 64	Independent

Professional Highlights
•Bain Capital Insurance, the dedicated insurance investing and solutions business of Bain Capital, a private investment firm
•Senior Advisor (2021 – Present)
•American International Group (AIG), an insurance company
•Chief Financial Officer and Executive Vice President (2008 – 2016)
•Senior Vice President and Comptroller (2005 – 2008)
•Other senior positions, including Chief Financial Officer and Chief Operating Officer of American General Life following its acquisition by AIG (2000 – 2005)
•GenAmerica Corporation, an insurance company
•Chief Financial Officer (1999 – 2000)
•President, GenAm Shared Services (1998 – 1999)
•Various executive positions (1991 – 1998)
•Family Guardian Life Insurance Company, an insurance company (a subsidiary of Citigroup)
•Controller (1987 – 1991)
•Coopers & Lybrand, an accounting firm (predecessor firm of PricewaterhouseCoopers LLP) (1982 – 1987)
Other U.S. Listed Public Company Directorships
•DXC Technology Company (2017 – Present)
•Prior U.S. Listed Public Company Directorships (past five years):
•Ambac Financial Group, Inc. (2016 – 2023)
Education
•B.S., University of Missouri-Columbia
•M.B.A., University of Chicago Booth School of Business

Director since 2016
Alignment with MetLife’s Strategy and Key Board Contributions
Mr. Herzog brings over four decades of life insurance and financial services expertise to the Board. His experience as the Chief Financial Officer of two insurance companies allows him to leverage his financial acumen, risk management expertise, executive leadership experience, and deep understanding of the insurance business in order to enhance the Board’s oversight of the development and execution of the Company’s strategic and financial business plans, which promote strong performance, and oversight of the Company’s risk management, improving the Company’s risk profile and resilience. Mr. Herzog’s broad knowledge of, and experience with, accounting matters is valuable to the Audit Committee’s oversight over the Company’s accounting and financial reporting processes and the integrity of the Company’s consolidated financial statements.
Director Core Competencies
•Executive Leadership
•Financial Services
•Global Literacy
•Financial Expertise, CFO and Audit
MetLife Board Committees
•Audit (Chair)
•Compensation
•Executive
•Finance and Risk

2024 PROXY STATEMENT	29

Corporate Governance

R. Glenn Hubbard, Ph.D., 65	Independent
Chairman of the Board since 2019

Professional Highlights
•Columbia University, a private research university
•Dean Emeritus, Graduate School of Business (2019 – Present)
•Dean, Graduate School of Business (2004 – 2019)
•Russell L. Carson Professor of Economics and Finance, Graduate School of Business (1994 – Present)
•Professor of Economics, Faculty of Arts and Sciences (1997 – Present)
•Committee on Capital Markets Regulation, an independent nonprofit research organization
•Co-Chair (2006 – Present)
•President’s Council of Economic Advisers, an agency within the Executive Office of the President of the U.S.
•Chairman (2001 – 2003)
•Organization for Economic Cooperation and Development, an international economic and trade organization
•Chairman of Economic Policy Committee (2001 – 2003)
•U.S. Department of the Treasury
•Deputy Assistant Secretary for Tax Policy (1991 – 1993)
Other U.S. Listed Public Company Directorships or Registered Investment Company Directorships
•BlackRock Fixed Income Funds (a fund complex comprised of 69 registered investment companies consisting of 102 investment portfolios) (2019 – Present)
•Prior U.S. Listed Public Company Directorships (past five years):
•Automatic Data Processing, Inc. (2004 – 2020)
Non-U.S. Listed Public Company Directorships
•TotalEnergies SE
Education
•B.A. and B.S., University of Central Florida
•Ph.D. and A.M., Harvard University

Director since 2007
Alignment with MetLife’s Strategy and Key Board Contributions
As an economic policy advisor at the highest levels of government and financial regulatory bodies, Dr. Hubbard has an unparalleled understanding of global economic conditions, financial markets, capital market regulations, and economic policies. This expertise contributes to the Board’s understanding of how shifting economic conditions, current and developing regulations, and economic policies may impact the Company’s investments, businesses, and operations worldwide. Such understanding is critical to Board’s effective execution of its oversight responsibilities and helps to guide the Company’s strategic choices.
Director Core Competencies
•Corporate Governance / Public Company Board
•Regulated Industry / Government
•Investments
•Sustainability
MetLife Board Committees
•Executive
•Governance and Corporate Responsibility
•Investment

30

Corporate Governance

Jeh C. Johnson, 66	Independent

Professional Highlights
•Paul, Weiss, Rifkind, Wharton & Garrison, LLP, a law firm
•Partner and Co-Head of the Cybersecurity & Data Protection Practice Group (2017 – Present)
•Partner (prior to and between periods of government service since 1994)
•U.S. Department of Homeland Security
•Secretary (2013 – 2017)
•U.S. Department of Defense
•General Counsel (2009 – 2012)
•U.S. Department of the Air Force
•General Counsel (1998 – 2001)
•U.S. Attorney’s Office for the Southern District of New York
•Assistant U.S. Attorney (1989 – 1991)
Other U.S. Listed Public Company Directorships
•U.S. Steel Corporation (2020 – Present)
•Lockheed Martin Corporation (2018 – Present)
Education
•B.A., Morehouse College
•J.D., Columbia Law School

Director since 2023
Alignment with MetLife’s Strategy and Key Board Contributions
Secretary Johnson is a prominent lawyer with deep cybersecurity expertise and a renowned leader of large and complex institutions. As U.S. Secretary of Homeland Security, Secretary Johnson oversaw the third largest cabinet department of the U.S. government. Through his tenure as General Counsel of both the Department of Defense and the Air Force, Secretary Johnson developed a keen ability to navigate highly complex risks, which enhances the Board’s ability to oversee the Company’s risk management. As a recognized expert in cybersecurity, Secretary Johnson has testified before Congress on that topic numerous times since leaving government service and provides valuable insight to the Board as it oversees of the Company’s information security program. In addition, Secretary Johnson’s experience on the boards of other leading public companies make him a valuable asset to the Board as it oversees the Company’s corporate governance.
Director Core Competencies
•Executive Leadership
•Corporate Governance / Public Company Board
•Regulated Industry / Government
•Risk Management
MetLife Board Committees
•Audit
•Governance and Corporate Responsibility

2024 PROXY STATEMENT	31

Corporate Governance

Edward J. Kelly, III, 70	Independent

Professional Highlights
•Citigroup Inc., a financial services corporation
•Chairman, Institutional Clients Group (2011 – 2014)
•Chairman, Global Banking (2010 – 2011)
•Vice Chairman (2009 – 2010)
•Chief Financial Officer (2009)
•Head of Global Banking (2008 – 2009)
•President and Chief Executive Officer, Citi Alternative Investments (2008)
•President, Citi Alternative Investments (2008)
•The Carlyle Group, an asset management firm
•Managing Director (2007 – 2008)
•Executive and leadership positions at various organizations, including
•The PNC Financial Services Group, Inc. (merged with Mercantile Bankshares Corporation), a financial services corporation (2001 – 2007)
•J.P. Morgan Chase & Co. (and its predecessor company J.P. Morgan & Co. Incorporated), a financial services corporation (1994 – 2001)
•Davis Polk & Wardwell, LLP, a law firm
•Partner (1988 – 1994)
Other U.S. Listed Public Company Directorships
•Dollar Tree, Inc. (2022 – Present)
•Citizens Financial Group (2019 – Present)
•Prior U.S. Listed Public Company Directorships (past five years):
•CSX Corporation (2002 – 2019)
Education
•A.B., Princeton University
•J.D., University of Virginia School of Law

Director since 2015
Alignment with MetLife’s Strategy and Key Board Contributions
Mr. Kelly’s extensive executive leadership experience in the legal and financial services industries further strengthens the Board’s ability to oversee the development and execution of the Company’s strategic and financial business plans within the bounds of a complex legal and regulatory framework. In addition to his knowledge of global financial markets, investment products and services, and capital structures and actions, Mr. Kelly brings a valuable perspective to the Board from building client-centric teams to managing the global operations of a major financial institution during a financial crisis. His experiences enhance the Board’s ability to oversee the Company’s risks and support the Company’s strategic choices to focus on generating strong free cash flow by deploying capital and resources to the highest value opportunities.
Director Core Competencies
•Executive Leadership
•Corporate Governance / Public Company Board
•Financial Services
•Global Literacy
MetLife Board Committees
•Audit
•Compensation
•Executive
•Finance and Risk (Chair)

32

Corporate Governance

William E. Kennard, 67	Independent

Professional Highlights
•Velocitas Partners LLC, an asset management firm
•Co-Founder and Non-Executive Chairman (2013 – Present)
•Astra Capital Management, a private equity firm
•Co-Founder (2016 – Present)
•Staple Street Capital, a private equity firm
•Member of Operating Executive Board (2013 – Present)
•Artificial Intelligence Foundation, an artificial intelligence company
•Advisor (2018 – Present)
•U.S. Mission to the European Union
•Ambassador (2009 – 2013)
•The Carlyle Group, a private equity firm
•Managing Director (2001 – 2009)
•U.S. Federal Communications Commission (FCC)
•Chairman (1997 – 2001)
•General Counsel (1993 – 1997)
•Verner, Liipfert, Bernhard, McPherson and Hand (now DLA Piper), a law firm
•Partner (1984 – 1993)
Other U.S. Listed Public Company Directorships
•Ford Motor Company (2015 – Present)
•AT&T Inc. (2014 – Present)
•Prior U.S. Listed Public Company Directorships (past five years):
•Duke Energy Corporation (2014 – 2021)
Education
•B.A., Phi Beta Kappa, Stanford University
•J.D., Yale Law School

Director since 2013
Alignment with MetLife’s Strategy and Key Board Contributions
Ambassador Kennard’s career has provided him with extensive legal, regulatory, public policy, risk management, technological, global investment, asset management, and private equity expertise. As U.S. Ambassador to the European Union, Ambassador Kennard worked to promote transatlantic trade and investment and reduce regulatory barriers to commerce. In his years with the FCC, Ambassador Kennard promoted and advanced technology access to historically underserved areas and communities in the U.S. His experiences support the Company’s commitment to serve communities worldwide, reward shareholders with strong performance, improved risk profile, and resilience, and also support the Company’s strategic choices to focus on generating strong free cash flow by deploying capital and resources to the highest value opportunities and differentiate by driving competitive advantage through innovation. Ambassador Kennard enhances the Board’s ability to effectively perform its strategy and business, risk, corporate governance, and sustainability oversight responsibilities.
Director Core Competencies
•Corporate Governance / Public Company Board
•Global Literacy
•Regulated Industry / Government
•Investments
MetLife Board Committees
•Executive
•Finance and Risk
•Investment (Chair)

2024 PROXY STATEMENT	33

Corporate Governance

Michel A. Khalaf, 60	Not Independent

Professional Highlights
•MetLife, Inc.
•President and Chief Executive Officer (2019 – Present)
•President, U.S. Business and EMEA (2017 – 2019)
•President, EMEA (2011 – 2017)
•MetLife Executive Officer (2011 – Present)
•Executive Vice President, Middle East, Africa and South Asia Region (2010 – 2011)
•American Life Insurance Company (Alico) (acquired by MetLife from AIG in 2010), an insurance company
•Regional President, MEASA Region, Alico (2008 – 2010)
•Deputy President & Chief Operating Officer, AIGPhilamlife, Philippines (2006 – 2008)
•Regional Senior Vice President, AIG-Amplico Life, Poland (2001 – 2006)
•General Manager, Alico Egypt (1996 – 2001)
•Chief Operating Officer, Alico Unionvita, Italy (1994 – 1996)
•Deputy General Manager, Alico Bahamas (1992 – 1994)
•Regional Investment Manager, Alico Paris (1990 – 1992)
•Mr. Khalaf began his career as an investment officer at Alico headquarters in Wilmington, Delaware
Other U.S. Listed Public Company Directorships
•None
Education
•B.S., Engineering, Syracuse University
•M.B.A., Finance, Syracuse University

Director since 2019
Alignment with MetLife’s Strategy and Key Board Contributions
Mr. Khalaf’s lengthy and successful career in the life insurance industry affords him the opportunity to bring extensive industry expertise, an entrepreneurial spirit, and strong leadership skills to the Board. His work has spanned markets across EMEA, Asia, and the U.S., which helps to facilitate his ability to take a global view of businesses and cultures. Since joining the Company in 2010 with the acquisition of Alico, Mr. Khalaf has driven innovation, operational and capital efficiency, and profitable growth. He also remains focused on ensuring that MetLife continues to advance its Next Horizon Strategy commitments to its people, customers, communities, and shareholders.
Director Core Competencies
•Executive Leadership
•Financial Services
•Global Literacy
•Regulated Industry / Government
MetLife Board Committees
•Executive (Chair)

34

Corporate Governance

Diana L. McKenzie, 59	Independent

Professional Highlights
•DLM Horizons, LLC, a consulting limited liability company
•Consultant / Owner (2020 – Present)
•BrightInsight, Inc., a provider of digital health platforms for biopharma and medical device companies
•Advisor (2020 – Present)
•Brighton Park Capital, an investment firm specializing in software, information services, technology-enabled business services and healthcare
•Member of the Board of Paradox, a conversational artificial intelligence and human resources platform and portfolio company of Brighton Park Capital (2020 – Present)
•Senior Advisor / Investor (2019 – Present)
•Workday, Inc., a financial and human capital management software company
•Chief Information Officer (2016 – 2019)
•Amgen, Inc., a biotechnology company
•Senior Vice President and Chief Information Officer (2010 – 2016)
•Vice President, Amgen Enterprise Technology Services and Enterprise Architecture (2007 – 2010)
•Executive Director, Amgen Information Systems, Product Development and Commercialization (2004 – 2007)
•Eli Lilly and Company, a pharmaceutical company
•Group Director, Lilly Research Laboratories, Product Development and Commercialization (2000 – 2004)
•Various Information Systems leadership roles supporting Research & Development, Corporate Engineering, Human Resources, and IT Architecture, Strategy, and Planning (1987 – 1999)
Other U.S. Listed Public Company Directorships
•Agilon Health, Inc. (2023 – Present)
•Vertex Pharmaceuticals Incorporated (2020 – Present)
•Prior U.S. Listed Public Company Directorships (past five years):
•Change Healthcare Inc. (2019 – 2022)
Education
•B.S., Purdue University
•Information Technology Management Program, University of California, Los Angeles

Director since 2018
Alignment with MetLife’s Strategy and Key Board Contributions
With nearly three decades of experience culminating with her role as Chief Information Officer of Workday, Inc., overseeing the company’s global information technology organization, Ms. McKenzie is a proven technology leader and an innovator who provides extensive digital, technology, and cybersecurity knowledge and perspective, which is particularly impactful given the Company’s strategic focus on differentiation by driving competitive advantage through innovation. Her expertise informs the Board’s oversight of the Company’s ongoing efforts in risk management and information security. Ms. McKenzie’s experiences also guide the Company as it looks to enhance its digital capabilities, modernize legacy applications, strengthen its data governance, and increase its cyber resiliency, all while simultaneously navigating the complex and rapidly changing regulatory landscape. In addition, Ms. McKenzie’s consumer focus and experience with product development and commercialization in the highly regulated biotechnology and pharmaceutical industries provides valuable insight to the Company as it looks to simplify its business to drive operational efficiency and provide an outstanding customer experience.
Director Core Competencies
•Executive Leadership
•Regulated Industry / Government
•Consumer Insight / Analytics
•Technology
MetLife Board Committees
•Audit
•Compensation
•Finance and Risk

2024 PROXY STATEMENT	35

Corporate Governance

Denise M. Morrison, 70	Independent

Professional Highlights
•Denise Morrison & Associates LLC, a consulting firm
•Founder (2018 – Present)
•PSP Capital, a private equity firm
•Senior Advisor (2019 – 2020)
•Campbell Soup Company, a food and beverage company
•President and Chief Executive Officer (2011 – 2018)
•Member of the Board of Directors (2010 – 2018)
•Executive Vice President and Chief Operating Officer (2010 – 2011)
•President, North America Soup, Sauces and Beverages (2007 – 2010)
•President, Campbell USA (2005 – 2007)
•President, Global Sales and Chief Customer Officer (2003 – 2005)
•Kraft Foods, Inc., a food and beverage company
•Executive Vice President and General Manager, Kraft Snacks (2001 – 2003)
•Executive Vice President and General Manager, Kraft Confections (2001)
•Senior Vice President and General Manager, Nabisco Down the Street (2000)
•Senior Vice President, Nabisco Sales and Integrated Logistics (1998 – 2000)
•Nestlé USA, Inc., a food and beverage company
•Various senior marketing and sales positions (1984 – 1995)
•PepsiCo, Inc., a food and beverage company
•Various trade and business development positions (1982 – 1984)
•The Procter & Gamble Company, a consumer products company
•Various sales management positions (1975 – 1982)
Other U.S. Listed Public Company Directorships
•Quest Diagnostics Inc. (2019 – Present)
•Visa Inc. (2018 – Present)
Education
•B.S., Boston College

Director since 2014
Alignment with MetLife’s Strategy and Key Board Contributions
Ms. Morrison has a distinguished track record of leading successful businesses, a critical skill that she uses to help guide the Company as it executes on the Next Horizon Strategy. As a steward of some of the most iconic brands, Ms. Morrison guides the Company’s management in its stewardship of the iconic MetLife brand. Her strong insight on consumer trends and behaviors, make her a valuable resource for the Board and the Company’s management. Her experience in leadership at global food and beverage companies provides her with deep insight on sustainability, growing businesses responsibly, supporting civic engagement, and advancing social causes such as global nutrition and well-being, which she uses to enhance the Board’s oversight over the Company’s sustainability strategy. Her experience as CEO and Director of Campbell Soup and as a director of Visa and Quest Diagnostics provides her with a unique understanding of the strong corporate governance framework required to manage and oversee a large public company, which is valuable to the Board in its effective oversight of the Company’s corporate governance practices.
Director Core Competencies
•Executive Leadership
•Corporate Governance / Public Company Board
•Global Literacy
•Consumer Insight / Analytics
MetLife Board Committees
•Compensation
•Executive
•Governance and Corporate Responsibility (Chair)
•Investment

36

Corporate Governance

Mark A. Weinberger, 62	Independent

Professional Highlights
•Tanium, a cybersecurity and systems management company
•Senior Advisor (2021 – Present)
•Stone Canyon Industries, Inc., a global industrial holding company
•Senior Advisor (2020 – Present)
•Teneo, a global CEO advisory firm
•Senior Advisor (2020 – Present)
•EY, a leading global professional services organization
•Partner, EYEA, LLP, a member firm of EY (2008 – 2019)
•Global Chairman and Chief Executive Officer (2013 – 2019)
•Global Chairman and CEO-elect (2012 – 2013)
•Global Vice Chairman, Tax (2008 – 2012)
•Other senior roles (1987 – 2001, 2002 – 2008)
•U.S. Department of the Treasury
•Assistant Secretary (2001 – 2002)
•Washington Counsel, P.C., a law and legislative advisory firm
•Co-Founder and Principal (1996 – 2000)
•Oldaker, Ryan & Leonard, a law firm
•Partner (1995 – 1996)
•U.S. President Bill Clinton’s Bipartisan Commission on Entitlement and Tax Reform
•Chief of Staff (1994)
•U.S. Senate
•Chief Tax and Budget Counsel (1991 – 1994)
Other U.S. Listed Public Company Directorships
•JPMorgan Chase & Co. (2024 – Present)
•Johnson & Johnson, Inc. (2019 – Present)
•Prior U.S. Listed Public Company Directorships (past five years):
•Accelerate Acquisition Corp. (2021 – 2022)
Other Non-U.S. Listed Public Company Directorships
•Saudi Arabian Oil Company (Aramco) (2020 – Present)
Education
•B.A., Emory University
•M.B.A. and J.D., Case Western Reserve University
•L.L.M., Georgetown University Law Center

Director since 2019
Alignment with MetLife’s Strategy and Key Board Contributions
Mr. Weinberger brings a diverse professional background to the Board, having served throughout his career in a wide variety of public and private sector leadership roles, including as a global chairman and chief executive officer, tax lawyer and policymaker, and trusted government advisor. During Mr. Weinberger’s tenure as the Global Chairman and CEO of EY, he expanded the organization’s digital and operational capabilities in cybersecurity, artificial intelligence, and data, and championed increasing diversity at all levels to create a more inclusive work culture, which was then reflected in EY’s highest governing body. With his extensive business acumen and experience, as well as his track record of driving transformation across the public and private sectors and around the global, Mr. Weinberger provides a valuable perspective for the Company’s strategic priorities. His demonstrated commitment to talent management, technological innovation, cybersecurity, and sustainability, as well as his extensive knowledge of, and experience with, tax and accounting matters enhances the Board’s oversight role.
Director Core Competencies
•Executive Leadership
•Corporate Governance / Public Company Board
•Financial Expertise, CFO and Audit
•Sustainability
MetLife Board Committees
•Audit
•Compensation
•Governance and Corporate Responsibility

2024 PROXY STATEMENT	37

Corporate Governance
Information About the Board of Directors
Corporate Governance Framework
The Board recognizes the importance of maintaining a strong corporate governance framework that establishes the foundation of its oversight responsibilities. This section highlights certain fundamental components of MetLife’s governance framework that help the Board promote a successful and effective corporate governance foundation.

MetLife’s governance foundation provides the Board with the authority to oversee the Company’s business operations, evaluate decision-making, promote integrity and ethical practices, and hold management accountable. Key foundational documents are listed below.

Foundational Documents	•Certificate of Incorporation •By-Laws •Corporate Governance Guidelines •Board Committee Charters •Directors’ Code of Business Ethics •Code of Business Ethics •Financial Management Code of Business Ethics
•Insider Trading Policy
•Related Person Transactions Policy
•Performance-Based Compensation Recoupment Policy
•Recoupment of Erroneously Awarded Compensation under Dodd-Frank Wall Street Reform and Consumer Protection Act Policy

The Board adopted the Corporate Governance Guidelines, which set forth the Board’s policies on a number of governance-related matters, including:
Corporate Governance Guidelines
•Director independence requirements
•Identification and qualifications of candidates for Board positions
•Changes to a Director’s principal occupation or primary business association
•Director retirement age policy
•Majority voting standard in Director elections
•Director oversight responsibilities
•Potential conflicts and Director membership on other public company boards or audit committees
•Election of a Lead Director by the Independent Directors if the Chairman of the Board is not an Independent Director
•Independent Chairman and Lead Director responsibilities
•Board Committees, including Committee leadership

•Annual review of management succession plans
•Director access to management and outside advisors
•Director compensation
•Director share ownership guidelines
•Director orientation and continuing education
•Annual Board performance evaluation
•Biennial individual self- and peer-Director performance evaluation
•Annual Corporate Governance Guidelines review
•Annual review of the Company’s Business Plan
•Annual review, with executive officers, of the Company’s strategic plans and goals and significant challenges and opportunities
•Directors’ Code of Business Ethics

The Corporate Governance Guidelines and MetLife, Inc. By-Laws (the By-Laws) provide for a majority voting standard in uncontested Director elections.
A printable version of the Corporate Governance Guidelines is available on MetLife’s website at www.metlife.com/about-us/corporate-governance under “Corporate Governance Guidelines.”

38

Corporate Governance
Board Composition
Board Leadership Structure
The Board believes it is important to maintain flexibility in its leadership structure. The Board determined that the best and most effective leadership structure for MetLife and its shareholders at this time is to have separate chief executive officer and chairman roles. The Board considered numerous factors in making this decision, including the Company’s strategy and prevailing governance practices. This structure enhances the Board’s ability to exercise independent oversight of MetLife management on behalf of the Company’s shareholders.
The Board’s leadership structure is among the topics regularly discussed during the Company’s shareholder engagement, and shareholder feedback is considered by the Board in its determination of leadership structure.
R. Glenn Hubbard has served as the Company’s independent Chairman of the Board since May 1, 2019. The Board elected Dr. Hubbard to serve as Chairman of the Board on the strength of his leadership qualities, understanding of global economic conditions and markets, and expertise in public policy and regulatory developments.
The Chairman’s duties and responsibilities focus on promoting sound corporate governance practices and ensuring effective Board oversight on behalf of the Company’s shareholders.

Defined Duties of The Chairman

Board Governance and Leadership
•Presides over shareholder meetings, Board meetings, and executive sessions of Directors, with authority to call meetings of the Independent Directors and special meetings of the Board
•Provides input on the composition of the Board and the membership and leadership of its Committees
•Represents the Board as appropriate in communications with shareholders and other stakeholders
•Approves information sent to the Board for Board meetings, as appropriate

Advisor to CEO
•Establishes a relationship of trust with the CEO, providing guidance and mentorship as appropriate
•Promotes and facilitates effective communication, and serves as a conduit between the Board, the CEO, and other members of management
•Sets the agenda for Board meetings in coordination with the CEO
•Confers with the CEO on matters of importance that may require Board action or oversight, ensuring the Board focuses on key issues and tasks facing the Company

Board Effectiveness and Succession Planning
•Approves Board meeting schedules and ensures that there is sufficient time for discussion of all agenda items
•Provides guidance to the Board regarding the ongoing development of Directors
•Leads biennial self- and peer-Director evaluations, and provides one-on-one feedback to each Director
•Ensures the efficient and effective performance and functioning of the Board
•Participates in the Compensation Committee’s annual performance evaluation of the CEO
•Oversees CEO and management succession planning with the Chair of the Governance Committee
•Assists the Board, the Governance Committee, and management in promoting corporate governance best practices

In addition, each of the Committees (except the Executive Committee) is chaired by an Independent Director who has demonstrated both expertise in the responsibilities of such Committee and strong leadership skills. Each of the Committees (except the Executive Committee) is composed entirely of Independent Directors. The successful partnership among the independent Chairman of the Board, Committee Chairs, Independent Directors and the CEO facilitates strong leadership and effective independent oversight of the Company and management.

2024 PROXY STATEMENT	39

Corporate Governance
Independent Oversight of Management
The Board currently consists of 15 Directors, none of whom, other than Michel A. Khalaf, the Company’s President and CEO, are officers of the Company or of any entity in a consolidated group with the Company (each such Director, a Non-Management Director). For information about the current membership of the Board and its Committees among Directors nominated for re-election, see Director Experience and Diversity Matrix.
Every year, the Board reviews the independence of all Non-Management Directors. The Board has affirmatively determined that each Non-Management Director has no material relationship with the Company and satisfies the independence requirements applicable under the New York Stock Exchange (NYSE), U.S. Securities and Exchange Commission (SEC) regulations and under applicable law, including, as applicable, the categorical independence standards set forth in the Corporate Governance Guidelines, financial literacy requirements, and specific requirements regarding audit and compensation committee members (each such Director, an Independent Director). As a result, a majority of the Board is independent. For information on the Board's categorical independence standards, see the Corporate Governance Guidelines, which is available on MetLife’s website at www.metlife.com/about-us/corporate-governance under “Corporate Governance Guidelines.”
Independent Oversight of Outside Consultants
Independent Auditors and Other Advisors
The Audit Committee is solely and directly responsible for appointing (subject to shareholder ratification where appropriate), terminating, approving the compensation and terms of engagement of, and overseeing the work of the Company's independent auditor that is engaged to prepare or issue an audit report, including the scope, plans and results of the audit of the Company’s financial statements.
The Audit Committee is also responsible for (i) evaluating the qualifications, performance, and independence of the Company’s independent auditor and (ii) reviewing and evaluating the lead partner on the independent auditor’s engagement; thereafter presenting its conclusions to the Board. In addition, the Audit Committee oversees the regular rotation of the audit engagement team partners to the extent that such rotation is required by law.
The Audit Committee pre-approves all audit and permitted non-audit services (including the fees and terms thereof) provided by the independent auditor to the Company and its subsidiaries. The Audit Committee may delegate authority to pre-approve such services to any one or more Committee members and such member or members to whom such authority is delegated, upon any exercise of such authority, must report on activities pursuant to such delegation. As part of its independence review, the Audit Committee considers whether the independent auditor’s provision of non-audit services to the Company is compatible with the maintenance of the auditor’s independence.

To ensure the objectivity and independence, the independent auditor:
•periodically, and at least annually, submits to the Audit Committee a formal written statement delineating all relationships between the independent auditor and the Company	•discusses with the Audit Committee any disclosed relationships or services that might impact the independent auditor’s objectivity and independence
For information on the Audit Committee’s oversight of the Company’s independent auditor, Deloitte & Touche LLP, see Proposal 2 - Ratification of Appointment of the Independent Auditor.
The Audit Committee also has the authority to engage independent counsel and other advisors to carry out its oversight responsibilities.

40

Corporate Governance
Compensation Consultant and Other Advisors
Compensation Committee
The Compensation Committee has sole discretion to retain or obtain the advice of compensation consultants, independent legal counsel, or other advisors to the Committee. The Compensation Committee may select or receive advice from any consultant, counsel, or advisor it prefers, including those who are not independent. However, before the Compensation Committee retains or obtains the advice of an external advisor that is subject to the NYSE’s Corporate Governance Standards, it considers all factors related to that advisor’s independence from management that it determines relevant, including the factors that the NYSE requires to be considered. The Compensation Committee is directly responsible for the appointment, compensation, and oversight of any advisor it retains.
To assist the Compensation Committee in carrying out its oversight responsibilities, the Compensation Committee retained Meridian Compensation Partners, LLC (Meridian) as its executive compensation consultant. Meridian provided the Compensation Committee with information regarding its relationship with MetLife, as well as Meridian’s independence and policies for avoiding conflicts of interest. The Compensation Committee determined that Meridian’s work did not raise any conflict of interest. The Company’s Corporate Governance Guidelines provide that any advisor or consultant retained to advise the Compensation Committee on executive compensation matters should not be retained to provide any other services to the Company, and Meridian did not provide any such other services in 2023.
Meridian provided the Compensation Committee with information and data covering competitive market compensation levels and mix, and overall market trends concerning executive compensation and related governance and disclosure practices. Meridian advised the Compensation Committee about the overall design and implementation of MetLife’s executive compensation programs, including decisions made under the programs, and advised the Compensation Committee about regulatory, governance, and technical developments that may affect the Company’s executive compensation program.
Governance Committee
The Governance Committee has sole discretion to retain consultants and advisors to assist it in its review of Non-Management Director compensation and benefits. The Governance Committee also has the sole discretion to approve the fees and other terms of retention of any such consultants and advisors. The Governance Committee engaged Meridian to provide an analysis of the competitiveness of the compensation program for Non-Management Directors, market observations, and relevant compensation trends. For additional information on the Governance Committee’s oversight of Meridian, see Director Compensation in 2023 - Overview.

To ensure the objectivity, independence, and candor of its advice, Meridian:
•reports directly to the Committees on executive and Non-Management Director compensation matters
•meets with the Committees in executive sessions that are not attended by Company management, as appropriate
•has direct access to the Committees’ Chairs and members between meetings •provides no other services to the Company or its affiliates or subsidiaries
Search Firm Consultant and Other Advisors
The Governance Committee has sole discretion to retain consultants and advisors to assist it in its identification of director candidates. The Governance Committee retained Russell Reynolds Associates (RRA), a consulting firm, to assist it with the identification of director candidates, a critical oversight responsibility. To ensure independence and objectivity, the Governance Committee has the sole authority to approve the fees and other terms of retention of such consultants. For additional information about the Governance Committee’s oversight of RRA, see Board Refreshment.
The Governance Committee also has the discretion to retain consultants and advisors to assist it in the oversight of corporate governance matters generally.
Other Consultant and Advisors
The Finance and Risk Committee has the sole discretion to retain consultants and advisors to assist it in its oversight responsibilities. To ensure independence and objectivity, the Finance Committee has the sole authority to approve the fees and other terms of retention.

2024 PROXY STATEMENT	41

Corporate Governance
Director Succession and Nomination Process
Key Statistics on Board Succession

8.21 years	65.73 years	72 years	5
Average tenure of Directors upon election at Annual Meeting	Average age of Directors upon election at Annual Meeting	Retirement age policy in the Corporate Governance Guidelines provides that Directors may not stand for election after his or her 72nd birthday	Number of new Directors elected in the last 5 years (since the beginning of 2019)
Director Nomination Process
The Governance Committee is responsible for assisting the Board in identifying and evaluating individuals qualified to become members of the Board and for overseeing Director nominations.

1	Assessment

As part of its ongoing responsibility to identify and evaluate potential Director nominees, the Governance Committee regularly reviews the Director Competencies and discusses Board succession planning in light of the Board’s mandatory retirement age of 72, per the Corporate Governance Guidelines, and its collective skills, experiences, and backgrounds.

2	Identification and Consideration

	Identify Candidates	Screen Candidates	Meet with Candidates

•The Governance Committee identifies candidates for election
•The Governance Committee may use candidate search firms and may accept recommendations of Board members, officers, and shareholders
•To recommend a candidate for election, shareholders must provide the notice and information required by the Corporate Governance Guidelines to the Corporate Secretary

•The Governance Committee looks for candidates with Board-developed qualifications (discussed in Section 3, Governance Committee Evaluation and Recommendation) who can effectively oversee MetLife’s business
•The Governance Committee considers a candidate’s ability to enhance the Board’s perspective and experience as a whole
•Candidates provide information about their qualifications •Individual Board members may conduct interviews with candidates

42

Corporate Governance

3	Governance Committee Evaluation and Recommendation

The Governance Committee evaluates candidates based on information candidates supply and information obtained from other sources, and makes no distinctions based on whether a nominee is recommended by a shareholder. The Governance Committee considers the Board’s independence requirements and assesses candidates in light of Board-adopted criteria, including the Director Competencies matrix. For information about Director Competencies, see Director Competencies: Skills and Experiences. Under the Corporate Governance Guidelines, any candidate whom the Governance Committee recommends for election to the Board must meet certain minimum qualifications, including:

	Financial Literacy	Such person should be “financially literate” as such qualification is interpreted by the Board in its business judgment

Leadership Experience
Such person should possess significant leadership experience, such as experience in business, finance/accounting, regulated industries or technology, and shall possess qualities reflecting a proven record of accomplishment and ability to work with others

Commitment to Company Values
Such person shall be committed to promoting the Company’s financial success and preserving and enhancing the Company’s reputation as a leader in global business, and in agreement with the Company’s values as embodied in its Codes of Conduct

	Absence of Conflicting Commitments	Such person should not have commitments that would conflict with the time commitments of a Director of the Company

	Reputation and Integrity	Such person shall be of high repute and recognized integrity and have a track record absent of certain legal proceedings

Other Factors
Such person shall have such other characteristics as may be considered appropriate, including an understanding of consumer insight, analytics, and finance, sound business judgment, significant experience and accomplishments, and an appropriate educational background

4	Board Evaluation and Nomination

The Board nominates candidates for election to the Board upon a recommendation from the Governance Committee.

2024 PROXY STATEMENT	43

Corporate Governance
Retiring Directors
The Corporate Governance Guidelines provide that no Director may stand for election after such Director reaches the age of 72, and that a Director may continue to serve until the annual meeting coincident with or immediately following his or her 72nd birthday. Gerald L. Hassell and Catherine R. Kinney have each reached their 72nd birthdays and their terms will end as of the 2024 Annual Meeting.
Board Refreshment
With the support of a consulting firm, the Governance Committee identified Laura J. Hay as a potential Non-Management Director. The consulting firm was provided with the Board’s strategic goals and composition criteria, and although not required by the Board, considered diversity (gender and racial and/or ethnic) when making their recommendations. The Governance Committee’s robust process for assessing the Board’s overall composition is reflected through the mix of skills, experiences, backgrounds, and diversity of the Board’s most recent additions, including Ms. Hay. For additional information on the Board’s composition, as reflected through the Director nominees, see Experienced and Diverse Board.

Board Refreshment Since 2019

4 New Independent, Non-Management Directors 1 New Management Director

2 Female Directors

2 Racially Diverse Directors

1 Ethnically Diverse Director

If each Director nominee is elected to the Board, after the 2024 Annual Meeting, the five new directors will represent 38.5% of the total Board membership.

Competencies Added to the Board
Since 2019

Executive Leadership		¢	¢	¢	¢
Corporate Governance / Public Company Board		¢	¢	¢
Financial Services	¢		¢		¢
Global Literacy	¢				¢
Regulated Industry / Government		¢			¢
Investments			¢
Financial Expertise, CFO and Audit	¢			¢
Risk Management	¢	¢
Sustainability				¢

Directors Who Have Joined the Board Since 2019

Feb 2024
Laura J. Hay, former Partner and Global Head of Insurance at KPMG LLP, a leading global professional services organization, joined the Board. Ms. Hay brings to the Board her extensive experience in technical accounting, audit, client engagement, change management, risk identification and mitigation and knowledge transfer through training.

Feb 2023
Jeh C. Johnson, Partner and Co-Head of the Cybersecurity & Data Protection Practice Group at the law firm of Paul, Weiss, Rifkind, Wharton & Garrison LLP, joined the Board. Secretary Johnson brings to the Board his outstanding track record managing highly complex cybersecurity risks and his deep experience on the boards of other leading public companies.

Apr 2022
Carla A. Harris, Senior Client Advisor at Morgan Stanley, a multinational investment bank and financial services firm, joined the Board. Ms. Harris brings to the Board her vast experience and knowledge across financial services and other industry sectors.

Aug 2019
Mark A. Weinberger, former Global Chairman and Chief Executive Officer of EY, a leading global professional services organization, and former partner of EYEA, LLP, a member firm of the EY global network, joined the Board. Weinberger brings to the Board his extensive leadership experience and vast public and private sector knowledge.

May 2019
Michel A. Khalaf, President and CEO of MetLife, joined the Board. Mr. Khalaf continues to lead MetLife’s transformation into a company that continually innovates to meet customer expectations and create significant shareholder value.

Anticipated Director Retirements

2024 Annual Meeting	2 Directors retiring: Gerald L. Hassell & Catherine R. Kinney

2025 Annual Meeting	1 Directors retiring: Cheryl W. Grisé

2026 Annual Meeting	3 Directors retiring: Carlos M. Gutierrez, Denise M. Morrison, and Edward J. Kelly, III

44

Corporate Governance
Director Orientation
Within six months after a Director has been elected to the Board, the Director participates in an orientation program that includes presentations by the Company’s officers concerning the Company’s strategic plans, the operations of significant business segments, significant financial, accounting and risk management issues, and key policies and practices.

In 2023, as part of Jeh C. Johnson’s orientation, presentations were made by the Company’s officers concerning the following:

•highlights about the portfolio, market, products, strategy, and opportunities of each business segment—U.S. (prior to its reorganization into the Group Benefits segment and RIS segment), Asia, Latin America, EMEA, and MLH
•the market reach, financials, investment process, and approach of MetLife’s investments organization
•insurance industry overview and MetLife’s insurance products
•financial management organization, including finance priorities, financial overview and outlook, investor and analysts’ perspectives, capital management, insurance financials, and corporate development
•overview of the business and capital plan
•investments authorization framework, portfolio, asset allocation, derivatives, capital markets program, and asset management makeup
•global risk management, including risk governance structure, risk management framework, risk metrics, and risk culture
•global technology and operations (strategy, priorities, and business outcomes), including modernization, information security, data governance, service and operations, and metrics

•global internal auditing, including strategy, objectives, coverage, key emerging topics and risks, audit drivers and methodology, and impact and trends
•human resources strategy (focus areas and drivers), talent (priorities, management, initiatives, and pipeline), employee engagement, and culture
•DEI (strategy, priorities, and commitments)
•executive compensation (performance framework, compensation philosophy, peer practices, governance, and current topics)
•corporate affairs, including the goals, challenges, and opportunities of government relations, communications, sustainability, and MetLife Foundation
•corporate and board governance
•legal affairs
•Next Horizon Strategy, global businesses portfolio overview, and Next Gen Ventures
•MetLife’s global brand and marketing
•overview by the independent auditor

In addition, when a Director is first appointed to a Committee, the Director participates in orientation sessions specific to such Committee’s responsibilities.
In 2023, as part of Diana L. McKenzie’s Compensation Committee orientation, a presentation was made by the Company’s officers concerning the range of compensation, benefits and services provided to employees, the Company’s performance development framework and compensation philosophy, peer practices, current topics in executive compensation, and governance for compensation actions. Also in 2023, as part of Carlos M. Gutierrez’s Finance and Risk Committee orientation, a presentation was made by the Company’s officers concerning the financial management organization, including finance priorities, financial overview and outlook, investor and analysts’ perspectives, capital management, insurance financials, and corporate development.

2024 PROXY STATEMENT	45

Corporate Governance
Board, Committee, and Director Evaluations
The Governance Committee is responsible for overseeing evaluations of the Board, its Committees, and each individual Director, and establishing the procedures by which such evaluations are conducted. In addition to the formal evaluations, the Independent Directors regularly meet in executive session, during which the Board’s performance and oversight responsibilities are frequently discussed.

	Board and Committee Evaluations	Individual Director Evaluations
TIMING	ANNUALLY	BIENNIALLY
September - October Review Questions
•The Company’s Corporate Secretary’s Office (CSO) reviews the detailed written questionnaire used to administer the Board and Committee evaluations to, among other things, ensure that the Company keeps pace with evaluation trends
•The Governance Committee discusses and approves the final form of such questionnaire (the Questionnaire) at its regular fall meeting

•Outside counsel assists the Chairman with preparing interview questions for each individual Director
•The scope and substance of interview questions may be updated to, among other things, reflect best practices and corporate governance developments

October - November Conduct Assessments	•Once approved, the Questionnaire is distributed to each Director to complete •Directors submit their Questionnaires, giving feedback about the performance of the Board and its Committees	•Outside counsel and the Chairman hold individual interviews with each Director •Directors provide candid comments, including feedback about the individual contributions of other Directors

November - December Report Results
•The CSO aggregates the Questionnaire results into an anonymized report, which the Corporate Secretary presents to the Governance Committee and the Board at their regular winter meeting
•The Governance Committee and the Board discuss the report and evaluation process in executive sessions

•Outside counsel analyzes the results and produces a report organized by Director and by topic into a report, which is provided to the Chairman
•Directors’ remarks about the most important issues facing the Board are aggregated into an anonymized report, which the Chairman discusses with the Board and the Corporate Secretary

December - September Follow Through
•Any follow-ups, including changes in practices or procedures, are considered and implemented, as appropriate
•The Board considers topics recommended by Directors for future Board and Committee meetings
•Any follow-ups, including changes in practices or procedures, are considered and implemented, as appropriate •Chairman reviews the evaluation process with the Board and the Governance Committee

TOPICS ADDRESSED INCLUDE:
•Board size and mix of knowledge, skills, and experience
•Committee membership, structure, and allocation of responsibilities
•Process for identifying, recruiting, and selecting new Directors
•Sufficiency of time allocated to Board and Committee business
•Effective operation of the Board and its Committees
•Effectiveness of the executive sessions

TOPICS ADDRESSED INCLUDE:
•Most important issues facing the Board
•Reflections on the Board collectively
•Self-reflections on the individual Director
•Constructive advice for other individual Directors
•Process changes or suggestions

46

Corporate Governance
Continuing Director Education
On an ongoing basis, Directors are provided with continuing education on matters relevant to the Company and its business, including presentations from management and outside experts on the Company’s businesses, services, and products, information on industry trends, regulatory developments, governance best practices, technology and cybersecurity updates, and emerging risks in the insurance and financial services industry. Other educational and reference materials on corporate governance, board nominations, director compensation, risk management, legal and regulatory changes, ESG, and other relevant topics are regularly distributed to Directors and maintained in an electronic library available for their review. In addition, the Company encourages Directors to enroll in continuing education programs sponsored by third-parties at the Company’s expense, and several Directors attended outside director education programs in 2023.
Other Board Commitments
The Corporate Governance Guidelines encourage Directors to limit the number of other public company boards on which they serve (excluding MetLife affiliates). As part of the annual independence review, the Governance Committee and Board evaluate the affiliations and public company board commitments of each Non-Management Director standing for election to determine whether such affiliations and commitments could impair the Director’s ability to serve on MetLife’s Board. No Director nominee exceeds the Board’s established service limits, which are summarized below.

Director Category	Additional Public Company Board Service Limits (excluding MetLife affiliates)
Serve as the CEO, executive chair or named executive officer of a public company	No more than 1
All others	No more than 3
The Audit Committee also encourages its members to limit the number of other audit committees on which they serve (excluding MetLife affiliates) to two other public companies. The Board may evaluate an individual Director’s circumstances and determine that such simultaneous service would not impair the ability of any such director to serve effectively on the Audit Committee.
The Corporate Governance Guidelines require Directors to notify the Chair of the Governance Committee and the Chairman of the Board before accepting membership on other boards of directors, any other audit committee or any other significant committee assignment on any other public company board of directors.
Changes to Principal Occupation or Primary Business Association
The Corporate Governance Guidelines require that each Director offer to resign from the Board upon a change or discontinuance of his or her principal occupation or business responsibilities. The Governance Committee is charged with evaluating the relevant facts and circumstances and providing a recommendation to the Board as to whether to accept the offer of resignation or request that such Director continue to serve on the Board. The Board then determines the appropriateness of the Director's continued membership on the Board.

2024 PROXY STATEMENT	47

Corporate Governance
Board’s Primary Role and Responsibilities
The Board is responsible for overseeing the management of the Company’s business and advising the Company’s executive officers, who conduct the Company’s business and affairs. In performing their general oversight responsibility, Directors apply their business judgment to assure that the Company’s executive officers manage in the best long-term interests of the Company and its shareholders. The Board’s oversight responsibilities include, but are not limited to:
•Reviewing, discussing, and approving the Company’s business plans, strategic plans and goals, and significant business challenges and opportunities;
•Planning for the succession of Company’s CEO, executive officers and Chief Actuary;
•Overseeing the Company’s enterprise risks to evaluate whether the business is being properly managed;
•Corporate governance, including Board composition and succession planning;
•Overseeing the Company’s information security program; and
•Overseeing the Company’s sustainability strategy and execution, including the assessment and management of various sustainability risks, opportunities, and priorities.
Strategy and Business Oversight
The Board oversees the development and execution of the Company’s strategic and financial business plans. Each year, the Board reviews the Company’s business plan and engages with senior executives in an in-depth review of the Company’s strategic plans and goals and significant business challenges and opportunities. Throughout the year, the Board reviews the Company’s progress in achieving such goals. During an annual day-long strategy session that brings together Directors, senior executives and external consultants, the Company’s strategic goals, objectives and accomplishments by business segment and by geographic market are reviewed and industry trends and macro-forces are discussed. The commitments that comprise the Company’s financial, operational and strategic objectives are included in management’s goals, to which the Board holds executives accountable.
In addition to this formal oversight, Directors also have opportunities to assess company culture and employee sentiment through meetings and informal interactions with members of management.
Management Succession Planning Oversight
The Board believes that the continuing development of the Company’s managerial leadership is critically important to the Company’s success. The Board, in coordination with the Governance Committee, periodically reviews the skills, experience, and development plans of the Company’s senior leaders who may ultimately be candidates for more senior executive positions. The Directors meet regularly with senior leaders in the context of Board business, which gives Directors an opportunity to assess the qualifications of these individuals. See "Senior Leadership Participation" in Board and Committee Meetings and "Senior Leadership Participation in Committee Meetings" on pages 57 to 62 in Board Committees. In addition, the Board plans for executive succession and, upon recommendation of the Compensation Committee, approves officer appointments at the senior vice president level and above to ensure that the Company will have managerial talent available to replace current executives when necessary.
Risk Oversight
MetLife has an integrated process for managing risks that is supported by a risk appetite statement that is approved by the Board. Risk management is overseen by the full Board, multiple Board Committees, and senior management risk committees. The Board has broad oversight of existing and emerging enterprise risks, and over management’s design and implementation of processes and procedures to identify, address and mitigate such risks. Board Committees, other than the Executive Committee, assist the Board with its oversight function. Management risk committees, established at the enterprise, regional and local levels, as needed, are comprised of senior leaders from the Company’s lines of business and corporate functions, which ensures comprehensive coverage and sharing of risk reporting. The risk committee structure provides a consolidated enterprise-wide assessment and management of risk.

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Corporate Governance

Role of the Board and Board Committees

Board of Directors
Each Committee, other than the Executive Committee, assists the Board with its oversight of risk, consists entirely of Independent Directors, and provides regular reports to the full Board regarding matters reviewed at such Committee meetings.

Audit Committee
•reviews and discusses with management the Company’s guidelines and policies with respect to the process by which the Company undertakes risk assessment and risk management
•reviews with management the adequacy and effectiveness of the Company’s policies and internal controls regarding information security and cybersecurity
•reviews with management the Company’s financial condition
•reviews with management, the Chief Auditor and the independent auditor any correspondence with regulators or governmental agencies and any complaints or published reports that are brought to the Audit Committee’s attention that raise material issues regarding the Company’s financial statements or accounting policies
•receives reports from the Company’s Chief Legal Officer concerning significant legal and regulatory matters
•receives reports from the CRO regarding the Company’s top compliance risks and compliance risk management related activities

Finance and Risk Committee
•reviews policies, practices and procedures regarding risk assessment and management
•reviews reports from the CRO and other members of management about the steps taken to measure, monitor and manage risk exposures in the enterprise
•reviews benchmarks and target metrics related to financial and risk topics and monitors performance against such benchmarks and targets
•reviews the Company’s top compliance risks and compliance risk management-related activities
•reviews reports on selected risk topics as the Finance and Risk Committee or management deems appropriate from time to time
•coordinates, through the Committee Chair, with the CRO and with other members of management, and with the Chairs of the other Committees, to help ensure that the Finance and Risk Committee receives the information necessary to fulfill its duties and responsibilities with respect to risk assessment oversight and management policies, practices and procedures

Compensation Committee
•oversees management’s efforts to ensure that the Company’s compensation programs do not encourage excessive or inappropriate risk-taking
•enhances execution of its responsibilities relating to risk in coordination with the Chairs of the Finance and Risk, Governance, and Audit Committees, who also serve on the Compensation Committee
Governance Committee •reviews the Company’s policies and positions regarding significant ESG matters •oversees the Company’s efforts to manage its reputation and culture

Investment Committee
•oversees, in coordination with the Finance and Risk Committee, the management and mitigation of risks associated with the Company’s investment portfolio, including credit risk, portfolio allocation and concentration risk, derivatives risk, and counterparty risk associated with such portfolios

Role of Management
While the Board and its Committees oversee risk management, the Company’s senior management is responsible for identifying, assessing, addressing and mitigating risk on a day-to-day basis and regularly reports to the Board and its Committees on risk topics. To support the Board’s effective execution of its oversight role, MetLife operates under the “Three Lines of Defense” model (described below), where each employee has a role to play in risk management under the Company’s risk and control framework.

Lines of Defense

1st Line	Lines of business and corporate functions identify, measure, monitor, manage, and report risk.

2nd Line
Independent from the lines of business and corporate functions and the Company’s internal audit function (Internal Audit), a centralized Global Risk Management department provides strategic advisory services and effective challenge and oversight to the business and corporate functions in the first line of defense. Global Risk Management, led by the CRO who reports directly to the CEO and is responsible for maintaining and communicating the Company’s enterprise risk policies, coordinates across risk management committees to ensure that all material risks are properly identified, measured, monitored, managed, and reported across the Company. The CRO provides reports regularly to the Finance and Risk and Compensation Committees and to senior management committees focused on financial and non-financial risks. The CRO also provides reports to the Audit Committee.

3rd Line	Internal Audit provides independent assurance and testing over the risk and control environment and related processes and controls.

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Corporate Governance
Corporate Governance Oversight
Overseeing effective corporate governance is an essential Board responsibility. This responsibility includes nominating directors, appointing Committee members and determining the composition of the Board generally so that individuals with the right skills, talent and experience are around the Board table to oversee the management of the Company’s business and advise the Company’s executive officers. For information about the Board’s corporate governance practices, composition, leadership structure, and succession planning and nomination process, see Corporate Governance Framework and Board Composition.
Cybersecurity Oversight
The Board oversees the information security program that management has instituted to maintain controls for the systems, applications, and databases of the Company and of its third-party providers. MetLife’s CISO manages the program, collaborating with lines of business and corporate functions. The CISO and the Head of GTO present updates to the Audit Committee quarterly and, as necessary, to the full Board. These regular reports include updates on the Company’s performance preparing for, preventing, detecting, responding to and recovering from cyber incidents. The Audit Committee also reviews with management, as necessary, but at least annually, the adequacy and effectiveness of the Company’s policies and internal controls regarding information security and cybersecurity. Additionally, the CISO periodically and on an event-driven basis informs and updates the Board about information security incidents and the related risks posed to the Company. The Company’s program is periodically evaluated by external experts, and the results of those reviews are reported to the Board. The program is subject to MetLife’s risk management framework and operates under the “Three Lines of Defense” model MetLife uses.
The primary goal of the information security program is to protect the confidentiality, integrity and availability of all data MetLife owns or possesses, as well as its technology assets, through physical, technical, and administrative safeguards. This includes controls and procedures for monitoring, detecting, reporting, containing, managing, and remediating cyber threats. The program aims to prevent data exfiltration, manipulation, and destruction, as well as system and transactional disruption. The program’s threat-centric and risk-based approach for securing the MetLife environment takes into consideration applicable guidelines from the cybersecurity framework developed by the U.S. Government’s National Institute of Standards and Technology.
During the year ended December 31, 2023, the Company did not identify risks from cybersecurity threats, including as a result of any previous cybersecurity incidents, that have materially affected or are reasonably likely to materially affect MetLife. For further discussion of MetLife’s risks related to cybersecurity, see “Risk Factors” in the 2023 Form 10-K.

Key Features of the Program
•A cybersecurity incident response team under the CISO’s direction, which is responsible for monitoring and responding to threats, vulnerabilities, and incidents
•An incident response plan that is managed by the CISO and the Chief Privacy Officer and tested through cross-functional annual exercises in various geographical regions of the Company, many of which include participation from senior executives and the Board
•Information security policies and procedures that are reviewed at least annually and updated to reflect applicable changes in law, technology, practice and emerging threats
•Regular network and application testing and surveillance
•Periodic review of threats, vulnerabilities and other cybersecurity risks, internal and external

•Risk mitigation strategies, including annual internal and third-party risk assessments, as well as cybersecurity and privacy liability insurance intended to defray costs associated with an information security breach
•Vendor management procedures designed to identify and address potential risks associated with the use of third-party service providers
•Employee training programs on information security, data security, and cybersecurity practices and protection of data against cyber threats, at least annually
•A cross-functional approach to addressing cybersecurity risk, with participation from GTO, Risk, Compliance, Legal, Privacy and Internal Audit functions

50

Corporate Governance
Sustainability Oversight
Role of the Board and Board Committees
The Board oversees the Company’s sustainability strategy and execution, including the assessment and management of various sustainability opportunities, priorities, and risks. The Board works to ensure efficient and effective oversight of the relevant sustainability and ESG risks and opportunities in MetLife’s business, operations and policies. The Board’s Committees are responsible for the oversight of certain sustainability and ESG matters indicated in the table below.

Audit Committee
•Controls and procedures related to financial information and non-financial data in the Company’s disclosures
•Information security and cybersecurity policies and controls
•Guidelines and policies with respect to the process by which the Company undertakes risk assessment and risk management

Compensation Committee
•Ensure that compensation programs do not encourage excessive or inappropriate risk-taking
•Assess company and executive performance, including progress on sustainability objectives, and align pay outcomes
•Govern compensation recoupment policies

Finance and Risk Committee	•Assessment and management of material risks, including privacy and climate risk •Policies, practices and procedures regarding risk assessment and management

Governance Committee
•Process for review of proposed CEO succession plans and proposed succession and development plans for executive officers and Chief Actuary
•Emerging corporate governance issues
•MetLife Foundation strategies and initiatives
•Impact investment program in which loans and other investments are made to support affordable housing, community, business and economic development, and health care services for low- and moderate-income communities
•Policies and positions regarding sustainability, climate action, human rights, political and charitable contributions, and other corporate social responsibility issues
•Efforts to manage the Company’s reputation and culture

Investment Committee	•Investment activities •Management and mitigation of risks associated with investment portfolios

Role of Management
MetLife’s management provides regular updates to the Board and its Committees on the sustainability and ESG matters indicated in the table above.
MetLife has a management-level risk oversight structure. Material risks, including sustainability and ESG risks, as appropriate, are within the purview of multiple senior management committees. MetLife’s Enterprise Risk Committee, a senior management level committee, oversees the identification, measurement and management of material risks on an enterprise basis.
Recognizing the continued importance of sustainability matters to both MetLife’s business and stakeholders, MetLife’s sustainability efforts are coordinated across the enterprise. MetLife considers a broad array of factors, including those related to sustainability, in evaluating business decisions.
Operationally, MetLife’s sustainability function is part of MetLife’s Corporate Affairs department and is dedicated to sustainability strategy, management and reporting. The Chief Sustainability Officer leads the sustainability function, coordinating with other senior executives to help drive progress across the organization. MetLife’s EVP, Head of Corporate Affairs, who reports directly to the CEO, oversees the sustainability function.

2024 PROXY STATEMENT	51

Corporate Governance
Within the Finance function, MetLife has an ESG Financial Reporting Controller focused on guiding MetLife in accounting related to its sustainability commitments and promoting compliance and transparency in regulatory reporting. The ESG Financial Reporting Controller supports regulated and voluntary reporting containing ESG information.
MetLife recently established a Sustainability Reporting Steering Committee, which oversees all sustainability regulatory and reporting disclosures, and is responsible for the consistency and appropriate control oversight of such disclosures.
Government Relations tracks the development of sustainability-related regulations across MetLife markets and advocates for MetLife’s interests in dialogue with policymakers. MetLife’s Compliance and Legal teams lead preparations for implementation of new sustainability regulations in partnership with relevant partners across the Company.
Additionally, MetLife’s leaders include sustainability in annual performance objectives as part of a shared goal for MetLife’s executive leadership team. MetLife employees are responsible for driving progress toward MetLife’s Next Horizon Strategy, which includes making progress on sustainability commitments.
Strategy

Environment and Climate	Equity and Inclusivity	Economic Growth	Health and Well-Being
Support a more resilient environment and society	Reduce inequalities in the workforce and community	Create more economic stability and opportunity in communities we serve	Secure people’s health and well-being
MetLife’s sustainability strategy supports a subset of the U.N. SDGs, prioritizing those related to reducing inequalities, climate action, good health and well-being, decent work and economic growth. The Company demonstrates its commitment to this strategy through the security MetLife provides customers, the claims MetLife pays during times of need, its activities and investments in the communities that the Company serves, the care MetLife has for its employees and MetLife’s long-term investments in the broader economy.
MetLife’s sustainability strategy also includes a strategic approach to monitoring and managing sustainability risks and opportunities. As MetLife adapts to meet the needs of a rapidly changing world, its commitment to address critical challenges is an important part of achieving its Next Horizon Strategy. For MetLife, sustainability is about assessing and managing risks so that the Company can continue to live its purpose for the long term. Assessing a holistic array of sustainability considerations allows MetLife to accelerate resource allocation to higher value opportunities and enable competitive differentiation.

52

Corporate Governance
Commitments
As a purpose-driven company, MetLife continuously expands and adapts to meet the needs of a changing world. Over the last few years, MetLife has refined its sustainability commitments to look further ahead and to focus on the areas where it can make the greatest impact for its stakeholders.

Net Zero Commitment[1]	2030 DEI Commitments

•For years, MetLife has applied a diverse range of strategies to reduce emissions generated by its environmental footprint. MetLife is making progress towards reaching net zero GHG emissions for its global operations and general account investment portfolio by 2050 or sooner. It is part of MetLife’s overall business strategy to create long-term value for colleagues, customers, shareholders and communities around the world. This goal is supported by a comprehensive approach, interim targets and key initiatives intended to help improve the environment.

•Furthering MetLife’s commitment to making a positive impact, MetLife’s broad set of 2030 DEI goals leverage business initiatives and objectives to help make a positive impact for the underserved. Each commitment is anchored to MetLife’s business strategy, informed by the U.N. SDGs, and driven through a mix of investments, products, services, supply chain efforts, volunteering and community initiatives.

[1]The Net Zero Commitment applies to GHG emissions from MetLife, Inc.’s global owned and leased offices and vehicle fleets, employee business travel, supply chain and assets in MetLife’s general account investment portfolio, which includes the general accounts of MetLife, Inc.’s wholly owned insurance company subsidiaries, where reliable data and methodologies are available. While reliable methodologies and data sets pertaining to certain GHG emissions are not available at this time, MetLife is committed to identifying and measuring relevant climate data as methodologies and standards evolve. Emissions are tracked in accordance with the Greenhouse Gas Protocol, unless otherwise directed by regulators.

Additional information regarding MetLife’s environmental and DEI commitments, as well as progress towards achieving these commitments, can be found in MetLife’s annual Sustainability Report.
Human Capital
As a financial services company, MetLife relies significantly on its global workforce, leveraging a wide variety of professional, technical, management, business and other skills and expertise, to create value for its stakeholders. MetLife’s priorities include a supportive culture, global DEI, talent and skill development, benefits and well-being, compensation, and attracting and retaining talent. These factors impact the readiness of the organization to support future business needs.
To drive the human capital strategy, including DEI efforts, MetLife has established a global DEI governance structure to help maintain accountability and transparency in DEI performance. MetLife’s CHRO reports directly to the CEO and consults regularly with and updates the Board and its Committees on MetLife’s human capital priorities. MetLife’s DEI efforts are led by the Global Chief DEI Officer, who reports directly to the CEO and the CHRO. In 2023, MetLife appointed its first Chief Employee Experience and Care Officer, who also reports directly to the CHRO. This reporting structure underscores the importance of inclusion and employee care to MetLife’s culture and human capital strategy.
MetLife’s Global DEI Leadership Council, chaired by MetLife’s President and CEO, is responsible for further connecting DEI commitments into and across the Company. The council leaders drive DEI strategy and execution across businesses, functions and regions, providing strategic guidance and insight to improve performance.
MetLife annually publishes its workforce and Equal Employment Opportunity (EEO-1) report data on its website.
Additional information regarding MetLife’s human capital programs and initiatives can be found in MetLife’s Annual Report on Form 10-K for the year ended December 31, 2023 and in the annual Sustainability Report. For more information on talent management and succession planning, see Management Succession Planning Oversight.
Learn More about Sustainability at MetLife
Please visit www.metlife.com/sustainability to learn more about MetLife’s sustainability efforts and to access MetLife’s annual Sustainability Report, SASB Index, TCFD Index, and GRI Standard Index. These reports, or any other information from the MetLife website, is not a part of or incorporated by reference into this Proxy Statement.

2024 PROXY STATEMENT	53

Corporate Governance
Board and Committee Meetings
Directors are expected to attend the annual meeting of shareholders of the Company and all meetings of the Board and the Committees on which they serve. Directors are also expected to spend the time needed and meet as frequently as necessary to properly discharge their oversight responsibilities. Each of the current Directors who served during 2023 attended more than 75% of the meetings of the Board and the Committees on which such Director served while such Director was a member. Overall attendance at Board and Committee meetings during 2023 was over 99% for Directors as a group. Moreover, each Director attended 100% of the meetings of the Committees on which such Director served while such Director was a member. All of the Directors serving at the time of MetLife’s 2023 annual meeting of shareholders attended the meeting.
Key Statistics for 2023

5 Regular Board Meetings	5 Executive Sessions Led by Independent Chairman of Board	6 Standing Board Committees	32 Standing Board Committee Meetings

In addition to the regularly scheduled Board meetings, the Board and Company’s senior leaders engaged in an in-depth, full-day review of the Company’s strategic plans and goals and the Company’s significant business challenges and opportunities.
	Non-Management Directors met in executive session without management present at each regularly scheduled Board meeting. Independent Directors also met privately (without the CEO) throughout the year.	(1) Audit* (2) Compensation* (3) Executive (4) Finance and Risk* (5) Governance and Corporate Responsibility* (6) Investment* *Committee was chaired by and consisted entirely of Independent Directors.
Committees met prior to and in conjunction with regularly scheduled Board meetings. Additional meetings were held as needed.
Committee Chairs provided regular reports to the full Board regarding Committee activities, discussions, actions and recommendations.

The Independent Chairman of the Board meets regularly with senior leadership to approve agendas for meetings of the Board and the Board Committees. Committee Chairs also meet regularly with senior leadership to approve agendas for Committee meetings and discuss Committee materials prior to their distribution to Committee members. Directors may identify matters for Board and Committee discussion by requesting topics be included on the agendas and, at meetings, raise subjects that are not on the agendas. Directors are free to contact and meet with any of the Company’s employees directly at any time.
Senior Leadership Participation
Senior leadership regularly attends and participates in Board and Committee meetings. Regular attendees and participants in Board meetings include: the President and CEO; EVP, CFO of MetLife, Inc., and Head of MIM; EVP, CRO of MetLife, Inc., and Head of MII; EVP and CHRO; EVP and Chief Legal Officer; EVP and Treasurer, Head of Investor Relations; and Regional President, U.S. Business, and Head of MLH, amongst others. Other senior leaders attend and participate in meetings as topics warrant, including: the EVP and Head of GTO; EVP, Corporate Development and Mergers and Acquisitions (M&A) of MLIC and MetLife Group, Inc. (MLG); and VP Global Diversity, Equity and Inclusion of MLG. Information about senior leadership attendance and participation at Committee meetings can be found on pages 57 to 62.

54

Corporate Governance
Board Committees
To assist the Board with its responsibility to oversee the management of the Company and to allow for a greater depth of discussion, the Board has established and delegated authority to the following five principal standing Committees that act on its behalf: Audit, Compensation, Finance and Risk, Governance and Corporate Responsibility, and Investment. The Board has one additional standing Committee, the Executive Committee, that takes actions only under special circumstances. The responsibilities of each standing Committee are defined in its respective charter, which are summarized on pages 57 to 62. The Board has the authority to establish other Committees from time to time to address specific issues, and each principal standing Committee has the authority to form and delegate certain of their respective duties and responsibilities to subcommittees of one or more of its members.

Oversight	Multiple Layers of Review	More Information
•Annually, as part of its oversight of governance practices, the Governance Committee reviews each Committee charter, discussing the proper allocation of responsibilities among the Committees, considering the need to incorporate new oversight roles, determining the most effective Committee structures, and recommending changes to the Board when necessary

•In preparation for the Governance Committee’s review, each Committee, other than the Executive Committee, discusses and may suggest changes to their own charter
•In addition, each individual Director has an opportunity to provide the Governance Committee and the Board with feedback on various aspects of Committee activities that are mandated by such Committee’s charter as part of the concurrent annual Board and Committees evaluation process

•The final charters for the Audit, Compensation, and Governance and Corporate Responsibility Committees incorporate the requirements of the SEC and the NYSE, to the extent applicable. Current, printable versions of these charters are available on MetLife’s website at https://www.metlife.com/about-us/corporate-governance

Independent Advisors Participation
Each of the five principal standing Committees has authority under its respective charter to retain outside consultants and advisors. In 2023, certain Board and Committee meetings were attended by independent auditors, independent compensation consultants and advisors, financial advisors, a cybersecurity ratings expert, search firm consultants, and a professor of employment law and diversity.
Committee Composition: Leadership and Membership
The Governance Committee reviews the composition and structure of the Board Committees to maintain alignment with the Company’s business and strategy on an as-needed basis and at least annually. Director Competencies of each Board member are thoughtfully considered, as well as feedback provided by individual Directors as part of the annual Board and Committees evaluation process, before the Governance Committee recommends the appointment of the Chairs and Committee membership. The Governance Committee also reviews Committee and Chair rotations and recommends changes to the Board, as appropriate, to rebalance Director perspectives, experiences, and skills, which is critical to effective Board oversight, and in consideration of director retirements and appointments.

2024 PROXY STATEMENT	55

Corporate Governance
The table below lists the Directors who currently serve on the standing Committees of the Board and the number of meetings held by each Committee in 2023.

Standing Board Committee Composition
	Audit	Compensation	Executive	Finance and Risk	Governance and Corporate Responsibility	Investment
Cheryl W. Grisé		Since 2/19
Carlos M. Gutierrez[1]				Since 2/23	Until 2/23
Carla A. Harris
Gerald L. Hassell[2]		Until 6/24		Until 6/24		Until 6/24
Laura J. Hay[3]	Since 2/24			Since 2/24
David L. Herzog	Since 6/17
R. Glenn Hubbard, Ph.D.[4]
Jeh C. Johnson[5]	Since 2/23				Since 2/23
Edward J. Kelly, III				Since 12/16
William E. Kennard						Since 6/17
Michel A. Khalaf			Since 5/19
Catherine R. Kinney[2]	Until 6/24	Until 6/24		Until 6/24
Diana L. McKenzie[6]		Since 2/23
Denise M. Morrison					Since 12/19
Mark A. Weinberger[7]		Since 2/24
32 Committee Meetings	10	6	0	6	5	5

Independent	Non-Independent CEO	Chair	Member
1Secretary Gutierrez rotated from the Governance and Corporate Responsibility Committee onto the Finance and Risk Committee in February 2023.
2Mr. Hassell and Ms. Kinney reached the Board’s mandatory retirement age and will not stand for re-election at the 2024 Annual Meeting.
3Ms. Hay joined the Board in February 2024.
4Dr. Hubbard has been Chairman of the Board since May 2019.
5Secretary Johnson joined the Board in February 2023.
6Ms. McKenzie rotated onto the Compensation Committee in February 2023.
7Mr. Weinberger rotated onto the Compensation Committee in February 2024.

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Corporate Governance

Audit Committee
Role and Key Responsibilities:
•oversees the Company’s accounting and financial reporting processes and the audits of its consolidated financial statements;
•oversees the adequacy of the Company’s internal control over financial reporting;
•oversees the integrity of the Company's consolidated financial statements;
•oversees the qualifications and independence of the Company's independent auditor;
•oversees the appointment, retention and performance of the Company's independent auditor and the performance of the internal audit function; and
•oversees the Company’s compliance with legal and regulatory requirements that apply to matters within the scope of the Committee’s responsibilities.
In performing its oversight responsibilities, the Audit Committee reviews and discusses with management, the Chief Auditor, and the independent auditor significant issues regarding accounting and auditing principles and practices and financial statement presentations. These matters may include critical accounting policies and estimates, significant changes in the Company’s selection or application of accounting principles, and significant issues as to the adequacy of the Company’s internal control over financial reporting. The Audit Committee also reviews and discusses with the independent auditor existing, new or changing critical audit matters, and the Company’s practices with respect to non-GAAP financial information. The Audit Committee discusses with management the Company’s practices regarding earnings press releases and related disclosures.
The Audit Committee annually discusses with management the Company’s guidelines and policies with respect to the process by which the Company undertakes risk assessment and risk management, and reviews with management, as necessary, but at least annually, the adequacy and effectiveness of the Company’s policies and internal controls regarding information security and cybersecurity.

Chair

David L. Herzog (Chair since June 2017)
Members

Cheryl W. Grisé	Laura J. Hay (since February 2024)

Jeh C. Johnson (since February 2023)	Edward J. Kelly, III

Independent Auditor & Other Oversight Responsibilities
For information about the Audit Committee’s oversight of the Company’s independent auditor and other oversight responsibilities, see Independent Oversight of Outside Consultants - Independent Auditors and Board’s Primary Role and Responsibilities, respectively.
Financial Literacy and Audit Committee Financial Experts
The Board has determined that all eight Audit Committee members are financially literate in accordance with NYSE Corporate Governance Standards, and that the following four qualify as “audit committee financial experts” as such term is defined by the SEC: Laura J. Hay, David L. Herzog, Edward J. Kelly, III, and Mark A. Weinberger.
Delegation to Subcommittees
Under its charter, the Audit Committee may delegate to a subcommittee any portion of its duties and responsibilities, if it believes such delegation is in the Company’s best interests and the delegation is not prohibited by law, regulation, or the NYSE Corporate Governance Standards.
Senior Leadership Participation in Committee Meetings
The President and CEO; EVP and Chief Auditor; EVP and Chief Accounting Officer; EVP, CFO of MetLife, Inc., and Head of MIM; EVP, CRO of MetLife, Inc., and Head of MII; and EVP and Chief Legal Officer, participate in meetings. Other senior leaders, including the EVP and Treasurer, Head of Investor Relations; EVP, GTO; and SVP, CISO of MLG, are present when appropriate. Executive sessions of the Audit Committee, in which the Audit Committee meets privately with the independent auditor and the Chief Auditor, are held at all regular meetings.

Catherine R. Kinney (until June 2024)	Diana L. McKenzie

Mark A. Weinberger
Independent Directors: 8 Meetings held in 2023: 10

2024 PROXY STATEMENT	57

Corporate Governance

Compensation Committee
Role and Key Responsibilities:
•oversees the development and administration of the Company’s compensation and benefits programs, including equity-based incentives programs, for executives and other employees;
•approves the corporate goals and objectives relevant to the CEO’s Total Compensation, evaluates the CEO’s performance in light of such goals and objectives, and recommends, for approval by the Independent Directors, the CEO’s Total Compensation level based on such evaluation;
•reviews, and recommends for approval by the Board, the Total Compensation and other elements of compensation, as appropriate, of each person who is an “executive officer” of the Company under the Exchange Act, and related regulations, and an “officer” of the Company under Section 16 of the Exchange Act, and related regulations;
•reviews and approves, or recommends for Board approval, changes to the Company’s compensation programs and plans and the Company’s policies regarding perquisites and other personal benefits provided to executive officers based on various inputs as it may deem appropriate, including the review of the results of any advisory shareholder votes on executive compensation;
•reviews the competitiveness of the Company’s compensation programs;
•oversees management’s efforts to ensure the Company’s compensation programs do not encourage excessive or inappropriate risk-taking;
•reviews the Company’s recoupment policies, amends the policies as it deems appropriate, and oversees their application;
•appoints Company officers at the VP level and below and makes recommendations to the Board about the election or appointment of Company officers at the SVP level and above; and
•reviews and discusses with management the Compensation Discussion and Analysis to be included in the Company’s proxy statement (and incorporated by reference in the Company’s Annual Report on Form 10-K), and, based on this review and discussion, (1) recommends to the Board whether the Compensation Discussion and Analysis should be included in the proxy statement, and (2) oversees preparation of and issues, in accordance with application SEC rules and regulations, the Compensation Committee Report for inclusion in the Company’s proxy statement.

Chair

Cheryl W. Grisé (Chair since December 2019)
Members

Gerald L. Hassell (until June 2024)	David L. Herzog

Edward J. Kelly III	Catherine R. Kinney (until June 2024)

Diana L. McKenzie (since February 2023)	Denise M. Morrison
Independent Consultant & Other Oversight Responsibilities
For information about the Compensation Committee’s oversight of the Company’s independent executive compensation consultant and other oversight responsibilities, see Independent Oversight of Outside Consultants - Compensation Consultant and Board’s Primary Role and Responsibilities, respectively.
Delegation to Subcommittees
Under its charter, the Compensation Committee may delegate to a subcommittee or to the CEO or other Company officers any portion of its duties and responsibilities, if it believes such delegation is in the Company's best interest and the delegation is not prohibited by law, regulation or the NYSE Corporate Governance Standards.
Senior Leadership Participation in Committee Meetings
The President and CEO; EVP and CHRO; SVP, Global Compensation & Benefits of MLG; and SVP, HR Executive and Global Compensation of MLG, participate in meetings. Other senior leaders, including the EVP, CFO of MetLife, Inc., and Head of MIM; and EVP and Chief Accounting Officer, are present when appropriate. Executive sessions of the Compensation Committee are held at all regular meetings.

Mark A Weinberger (since February 2024)
Independent Directors: 8 Meetings held in 2023: 6

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Corporate Governance

Executive Committee		The Executive Committee exercises the powers and authority of the Board, as needed, and to the extent permitted by law, between meetings of the Board.

Chair

Michel A. Khalaf (Chair since May 2019)
Members

Cheryl W. Grisé	David L. Herzog

R. Glenn Hubbard	Edward J. Kelly, III

William E. Kennard	Denise M. Morrison
Independent Directors: 6 Meetings held in 2023: 0

2024 PROXY STATEMENT	59

Corporate Governance

Finance and Risk Committee
Role and Key Responsibilities:
•oversees the Company’s financial policies and strategies;
•reviews the Company’s key financial and business metrics;
•oversees the Company’s capital structure, plans and policies, including capital adequacy, dividend policies and share repurchases;
•oversees the Company’s proposals on certain capital actions and other financial matters;
•reviews and monitors all aspects of the Company’s capital and liquidity plans, actions, policies (including the guiding principles used to evaluate all proposed capital actions), targets and structure (including monitoring of capital and liquidity adequacy and of compliance with the Company’s capital and liquidity plans);
•reviews proposals and reports concerning and, within the scope of the authority delegated to it by the Board, make recommendations to the Board regarding or provide approvals of, certain capital actions and other financial matters, consistent with the Company’s capital and liquidity plans and applicable law;
•oversees the Company’s assessment and management of material risks;
•oversees the Company’s compliance responsibilities and activities; and
•in coordination with the Compensation Committee, oversees the appointment, retention, and performance of the CRO.

Chair

Edward J. Kelly, III (Chair since December 2016)
Members

Carlos M. Gutierrez (since February 2023)	Gerald L. Hassell (until June 2024)
Other Oversight Responsibilities
For additional information about the Finance and Risk Committee’s oversight responsibilities, see Board’s Primary Role and Responsibilities.
Other Consultant and Advisors
For information about the Finance and Risk Committee’s oversight of the Company’s independent consultants and advisors, see Independent Oversight of Outside Consultants - Other Consultants and Advisors.
Delegation to Subcommittees
Under its charter, the Finance and Risk Committee may delegate to a subcommittee any portion of its duties and responsibilities, if it believes such delegation is in the Company’s best interests and the delegation is not prohibited by law or regulation.
Senior Leadership Participation in Committee Meetings
The President and CEO; EVP, CRO of MetLife, Inc., and Head of MII; EVP, CFO of MetLife, Inc., and Head of MIM; EVP and Treasurer, Head of Investor Relations; EVP and Chief Legal Officer; EVP and Chief Auditor; and SVP, Corporate Accounting, Reporting and Controls of MLG, participate in meetings. Other senior leaders, including the EVP, Corporate Development and M&A of MLIC and MLG; Regional President, U.S. Business, and Head of MLH; and EVP, Retirement & Income Solutions of MLIC and MLG, are present when appropriate. Executive sessions of the Finance and Risk Committee, in which the Finance and Risk Committee meets privately with the CRO of MetLife, Inc., are held at all regular meetings.

Laura J. Hay (since February 2024)	David L. Herzog

William E. Kennard	Catherine R. Kinney (until June 2024)

Diana L. McKenzie
Independent Directors: 8 Meetings held in 2023: 6

60

Corporate Governance

Governance and Corporate Responsibility Committee
Role and Key Responsibilities:
•recommends to the Board (i) criteria for selecting qualified candidates for election to the Company’s Board and (ii) policies and procedures regarding consideration of Director candidates recommended by shareholders;
•identifies individuals qualified to become members of the Board, consistent with the Board’s established criteria and considering potential Director candidates recommended by the Company’s management and shareholders in the same manner as nominees identified by the Committee;
•proposes candidates to be nominated for election as Directors at annual or special meetings of shareholders or to be elected by the Board to fill any Board vacancies;
•assess, and advise the Board with respect to, the experience, qualifications, attributes or skills of each Director that the Board should consider in concluding whether the person should serve as a Company Director;
•reviews the compensation and benefits of Non-Management Directors;
•develops and recommends to the Board for adoption corporate governance guidelines applicable to the Company;
•annually reviews each Board committee charter in coordination with each such committee and recommends proposed changes to the Board;
•periodically reviews the size of the Board and its leadership structure and makes recommendations to the Board regarding any appropriate changes;
•ensures adequate Board processes to review succession plans for the CEO and succession and development plans for the Company’s other executive officers and Chief Actuary;
•oversees the evaluation of the Board, its committees and individual directors and establishes the procedures by which the evaluations will be conducted;
•oversees the Company’s policies concerning its corporate citizenship programs;
•reviews the Company’s policies and positions regarding ESG matters of significance to the Company, including sustainability, climate action, human rights, political and charitable contributions, and other corporate social responsibility issues; and
•oversees the Company’s efforts to manage its reputation and culture.

Chair

Denise M. Morrison (Chair since December 2019)
Members

Cheryl W. Grisé	Carla A. Harris

R. Glenn Hubbard	Jeh C. Johnson (since February 2023)

Mark A. Weinberger
Independent Consultants & Other Oversight Responsibilities
For information about the Governance Committee’s oversight of the Company’s independent director compensation consultant, independent search firm consultant and other oversight responsibilities, see Independent Oversight of Outside Consultants - Compensation Consultant, Independent Oversight of Outside Consultants - Search Firm Consultant, and Board’s Primary Role and Responsibilities, respectively.
Delegation to Subcommittees
Under its charter, the Governance Committee may delegate to a subcommittee any portion of its duties and responsibilities, if it believes such delegation is in the Company’s best interest and the delegation is not prohibited by law, regulation or the NYSE Corporate Governance Standards.
Senior Leadership Participation in Committee Meetings
The President and CEO; and Corporate Secretary participates in meetings. Other senior leaders, including the EVP, Corporate Affairs of MLIC and MLG; VP, Global Sustainability of MLG; VP, Corporate Giving and Employee Engagement Volunteerism and President, MetLife Foundation of MLG; and EVP and CHRO, are present when appropriate. Executive sessions of the Governance Committee are held at all regular meetings.

Independent Directors: 6 Meetings held in 2023: 5

2024 PROXY STATEMENT	61

Corporate Governance

Investment Committee
Role and Key Responsibilities:
•oversees the management of the Company’s investment activities;
•reviews management reports on the Company’s investment activities and performance and on the conformity of those activities to authorizations and guidelines; and
•in coordination with the Finance and Risk Committee, oversees the management and mitigation of risks associated with the Company’s investment portfolio.

Chair

William E. Kennard (Chair since June 2017)
Other Oversight Responsibilities
For additional information about the Investment Committee’s oversight responsibilities, see Board’s Primary Role and Responsibilities.
Other Consultant and Advisors
The Investment Committee has the sole discretion to retain consultants and advisors, including consultants and advisors to assist the Committee in overseeing the management of the Company’s investment portfolio, to assist it in its oversight responsibilities. The Company provides appropriate funding, as determined by the Committee, for the payment of reasonable compensation to any such consultants and advisors.
Delegation to Subcommittees
Under its charter, the Investment Committee may delegate any portion of its oversight responsibilities, if it believes such delegation is not prohibited by the Company’s charter, By-Laws or applicable law.
Senior Leadership Participation in Committee Meetings
The EVP, CRO of MetLife, Inc., and Head of MII; EVP, Global Public Fixed Income of MLG; EVP, Global Real Estate and Agriculture Investments of MLG; EVP, Chief Investment Officer MII of MLIC and MLG; SVP, Investments Finance of MLG; SVP, Investments Portfolio Management II of MLG; Head of Global Private Fixed Income and Alternatives of MLG; SVP, Chief Counsel - Investments of MLIC and MLG; and SVP, Chief Market Strategist of MLG, participate in meetings. Other senior leaders are present when appropriate. Executive sessions of the Investment Committee are held at all regular meetings.

Members

Carlos M. Gutierrez	Carla A. Harris

Gerald L. Hassell (until June 2024)	R. Glenn Hubbard

Denise M. Morrison
Independent Directors: 6 Meetings held in 2023: 5

62

Corporate Governance
Shareholder Engagement

In 2023, the Company solicited feedback from holders of more than 45% of MetLife’s total shares outstanding[1] and leading proxy advisory firms on issues important to them. Many shareholders who declined an invitation to engage indicated that they had no concerns which merited discussion. The Company ultimately engaged with investors holding 14% of the total shares outstanding[1] who discussed the following topics with the Company:

•Next Horizon Strategy •Corporate governance •Board composition, refreshment, and succession planning •Annual Board evaluation •Over-boarding policy	•Board oversight of risk •Director education •Shareholder rights •Executive leadership team changes •Executive compensation	•Assessment of executive performance •Sustainability practices, priorities, tracking, and reporting •Sustainability goals and third-party alignment
The Chairman of the Board led the engagement with a leading investor holding approximately 8% of the Company’s total shares outstanding.[1] Shareholders did not express concerns about the Company’s sustainability strategy, executive compensation, Board composition or governance structure. Some shareholders expressed an interest in enhanced disclosure on the Board skills and experiences matrix, the Director nominee biographies, the Board self-assessment process, and the Company’s leadership team. In response to these engagements, the Company: enhanced the Board skills and experience matrix to include demographic information; connected each Director nominee’s skills and experiences more closely to the Company’s strategy so that their respective contributions to the Board and the Company are clearer in their respective biographies; included an in-depth overview of the Board, Committee and individual Director evaluations process; and provided additional information on the Company’s senior leadership and their participation in Board and Committee meetings.

[1]Based on total shares outstanding as of December 31, 2023. Excluding shares held by the MetLife Policyholder Trust.

JANUARY – APRIL	APRIL – JUNE	JUNE	JUNE – DECEMBER
Before the Annual Meeting	Shareholder Voting Period	Annual Meeting	After the Annual Meeting
•Corporate Secretary discusses shareholder proposal(s) with shareholder proponent(s), if any
•investor relations-focused engagement team meets with shareholders; governance-focused engagement team discusses corporate governance, compensation, sustainability, and other issues of importance with shareholders and leading proxy advisory firms
•management reviews engagement and shareholder proposals with the Governance Committee; Committee Chair discusses same with the full Board

•management discusses recommendations and governance ratings of proxy advisory firms with the Governance Committee
•Board makes shareholder voting recommendations to be included in the Company’s proxy statement
•shareholders vote on ballot items and any other matters as may properly come before the meeting •meeting provides shareholders with a forum for direct engagement with management and the Board
•management discusses voting results and new topics of interest for the upcoming year with the Governance Committee; Governance Committee Chair reviews voting results and updates the Board on new topics
•management informs Chair of the Governance Committee and the Chairman of the Board of shareholder proposal(s), if any

2024 PROXY STATEMENT	63

Corporate Governance
Communications with the Company’s Directors
The Board provides procedures through which shareholders may send written communications to individual Directors or to the full Board, and procedures through which interested parties may submit communications to the Non-Management Directors. In addition, the Audit Committee provides procedures through which interested parties may submit communications regarding accounting, internal accounting controls or auditing matters to the Audit Committee.
All written communications should be directed in care of the Corporate Secretary at MetLife, Inc., 200 Park Avenue, New York, New York 10166, who will forward such communication to the intended recipient. However, at the discretion of the Corporate Secretary, materials considered to be inappropriate, unsolicited advertisements, or promotional materials and invitations to conferences may not be forwarded. In addition, at the discretion of the Corporate Secretary, certain communications may be directed to a member of management.

Individual Directors or the Full Board	Non-Management Directors	Audit Committee
•Written communications from security holders to individual Directors or to the full Board of Directors should state that the communication is from a MetLife security holder
•The Corporate Secretary may require reasonable evidence that the communication or other submission is, in fact, from a MetLife security holder before transmitting it to the individual Director or to the full Board
	•Written communications from interested parties to Non-Management Directors should specify that the communication is for the attention of the Non-Management Directors	•Written communications from interested parties to the Audit Committee should specify that the communication is for the attention of the Audit Committee
Additional information is available on MetLife’s website at www.metlife.com/about-us/corporate-governance/corporate-conduct.
Procedures for Reviewing Related Person Transactions
The Company’s written Related Person Transaction Policy sets forth procedures for the review, approval, or ratification of any arrangement, relationship, or other transaction in which the Company is or is proposed to be a participant and the amount involved exceeds $120,000, and in which any Director, Director nominee, executive officer of the Company, beneficial owner of more than 5% of any class of Company voting securities (Beneficial Owner) and/or any of their immediate family members (collectively, Related Persons) had, has or will have a direct or indirect material interest (Related Person Transactions).
Related Person Transactions may include:
•Legal, investment banking, consulting, or management services provided to the Company by a Related Person or an entity with which the Related Person is affiliated;
•Sales, purchases, and leases of real or personal property between the Company and a Related Person or an entity with which the Related Person is affiliated;
•Investments by the Company in an entity with which a Related Person is affiliated or by such entity in the Company, except where the Related Person has no material interest;
•Contributions by the Company to a civic or charitable organization for which a Related Person serves as an executive officer; and
•Indebtedness or guarantees of indebtedness involving the Company and a Related Person or an entity with which the Related Person is affiliated.

64

Corporate Governance
Under the procedures, Directors, Director nominees, executive officers of the Company, and Beneficial Owners are required to report any material interest that such person or their immediate family member has in a Related Person Transaction in writing to the Company’s Corporate Secretary, who will notify the Chair of the Governance Committee. The Governance Committee reviews, approves, or ratifies Related Person Transactions. A vote of a majority of disinterested Directors of the Governance Committee is required to approve or ratify a Related Person Transaction.
The Governance Committee will approve a Related Person Transaction if it determines, in its business judgment and based on the review of the available information, that such transaction is fair and reasonable to the Company and is consistent with the Company’s best interests, taking into account factors including: the business purpose of the transaction and the potential benefits to the Company; the materiality of the transaction to the Company; whether the transaction was proposed and considered in accordance with the Company’s ordinary business practices, and whether its terms are fair to the Company, at arm’s length and at least as favorable to the Company as would be available in comparable transactions with or involving unaffiliated third parties; any required public disclosure; any impact on Director independence; whether the transaction is consistent with applicable codes of conduct of the Company; and any other information that would be material to investors.
If a transaction is not approved or ratified, the matter may be referred to legal counsel for further review and consultation regarding possible further action, including potential recommendations to terminate the transaction if not yet entered into or, for an existing transaction, rescinding the transaction or modifying it in a manner that would allow it to be ratified or approved in accordance with the procedures.
Related Person Transactions
The Company routinely engages in arrangements, relationships, and other transactions with many other entities, including financial institutions and professional organizations. Some Related Persons may be affiliated with these entities. The Company carries out arrangements, relationships, and other transactions with these entities on an arm’s-length basis on customary terms and conditions, and, in many instances, the relevant Related Persons may not have knowledge of them. To the Company’s knowledge, since January 1, 2023, there are no Related Person Transactions requiring disclosure under Regulation S-K item 404.
Compensation Committee Interlocks and Insider Participation
No Compensation Committee member has ever been an officer or employee of the Company or any of its subsidiaries. During 2023, no MetLife executive officer served as a Director or member of the Compensation Committee (or other committee serving an equivalent function) of any other entity where one of the executive officers of that other entity is or has been a Director or a member of the Compensation Committee.
Codes of Conduct

Directors’ Code of Business Ethics Code of Business Ethics (for Employees)
•The Company adopted the Directors’ Code of Business Ethics, which is applicable to all Directors, including the CEO who is a member of the Board, and the Code of Business Ethics, which applies to all employees, including the CEO, CFO, and Chief Accounting Officer
•Current, printable versions of the Directors’ Code of Business Ethics and the Code of Business Ethics for MetLife employees are available on the Company’s website by going to www.metlife.com/about-us/corporate-governance/corporate-conduct and selecting “Codes of Conduct” under “Reports”

Financial Management Code of Business Ethics
•The Company adopted the MetLife Financial Management Code of Business Ethics, a “code of ethics” as defined under the rules of the SEC, that applies to the CEO, CFO, Chief Accounting Officer, and all professionals in finance and finance-related departments
•A current, printable version of the Financial Management Code of Business Ethics is available on the Company’s website by going to www.metlife.com/about-us/corporate-governance/corporate-conduct and selecting “Codes of Conduct” under “Reports”

2024 PROXY STATEMENT	65

Corporate Governance
Director Indemnity Plan
The By-Laws provide for the Company to indemnify, and advance expenses (including attorneys’ fees) to a person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding because the person is or was or has agreed to become a Director, if the Director acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the Company’s best interests and, with respect to any criminal action or proceeding, had no reasonable cause to believe that his or her conduct was unlawful. In addition, the Company’s Director indemnity plan affirms that a Director’s rights to this indemnification and expense advancement are contract rights. The indemnity plan also provides for expenses to be advanced to former Directors on the same basis as they are advanced to current Directors. Any amendment or repeal of the rights provided under the indemnity plan would be prospective only and would not affect a Director’s rights with respect to events that have already occurred.
Insider Trading Prohibited
The Directors' Code of Business Ethics and the MetLife Code of Business Ethics prohibit Directors and Company employees, respectively, from trading securities while aware of material non-public information about MetLife or other companies. In addition, a Director or Company employee who is aware of material non-public information is prohibited from communicating such information to third parties who may act on such information by buying or selling MetLife or other securities ("tipping"). Advising others to buy or sell securities of MetLife or other securities, while aware of material non-public information, is also prohibited even if the material non-public information is not shared. Current, printable versions of the Directors’ Code of Business Ethics and the MetLife Code of Business Ethics can be found on the Company’s website by going to www.metlife.com/about-us/corporate-governance/corporate-conduct and selecting “Codes of Conduct” under “Reports.” Directors and Company employees are also required to comply with MetLife's Insider Trading Policy, which sets forth additional guidelines and restrictions.
Hedging and Pledging Prohibited
MetLife’s Insider Trading Policy prohibits Directors and Company employees, including officers, from engaging in short sales, hedging, trading in put and call options, and other transactions involving speculation with respect to MetLife’s securities, whether paid to them as compensation or otherwise. MetLife’s Insider Trading Policy also prohibits Directors and Company employees, including officers, from pledging any MetLife securities, i.e., creating any form of pledge, security interest, deposit, or lien, or holding of securities in a margin account, or any other arrangement that entitles a third party to foreclose against or sell the securities. These policies are intended to prevent a misalignment of interests with Company shareholders and the appearance of such misalignment.
Director Share Ownership Guidelines
The Board believes that Non-Management Directors should have a meaningful personal investment in the Company. The number of shares of MetLife common stock or other MetLife common stock-based holdings that each Non-Management Director owns, multiplied by the current stock price, should have an aggregate value equal to at least five times the cash component of such Non-Management Director’s annual retainer then in effect. There is currently no minimum time frame for meeting this requirement; however, MetLife expects Non-Management Directors to retain net shares of MetLife common stock or other MetLife common stock-based holdings acquired through Director compensation distributions in a quantity sufficient to meet this ownership requirement.

66

Corporate Governance
Director Compensation in 2023

Name[1]	Fees Earned or Paid in Cash ($)	Stock Awards[2] ($)	All Other Compensation[3,4,5] ($)	Total ($)
Cheryl W. Grisé[6]	180,000	171,088	1,644	352,732
Carlos M. Gutierrez	150,000	171,088	1,644	322,732
Carla L. Harris	150,000	171,088	1,644	322,732
Gerald L. Hassell	150,000	171,088	14,426	335,514
David L. Herzog[6]	190,000	171,088	1,644	362,732
R. Glenn Hubbard, Ph.D6	275,000	296,030	6,644	577,674
Jeh C. Johnson[7]	125,833	146,912	1,512	274,257
Edward J. Kelly, III[6]	189,194	171,088	1,644	361,926
William E. Kennard[6]	175,000	171,088	6,644	352,732
Catherine R. Kinney	150,000	171,088	17,459	338,547
Diana L. McKenzie	150,000	171,088	11,644	332,732
Denise M. Morrison[6]	175,000	171,088	1,644	347,732
Mark A. Weinberger	150,000	171,088	1,644	322,732
1    The Directors included in this table, and the discussion pertaining to it, are limited to the Non-Management Directors who served during 2023.
Mr. Khalaf was compensated as an employee for 2023, and received no compensation for his service as a Director. For information about compensation for Mr. Khalaf for 2023, see the Summary Compensation Table and the accompanying discussion.
2    The reported dollar amounts in the table below are the grant date fair value of such Stock Awards as computed for financial statement reporting purposes in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 (ASC 718). The grant date fair value is the number of shares granted multiplied by the NYSE closing price of a share on the grant date.

	Grant Date Fair Value of Stock Awards ($)
Grant Date	R. Glenn Hubbard, Ph.D.	Jeh C. Johnson	Each Other Non-Management Director
January 3, 2023	68,759	—	37,518
February 28, 2023	2,224	15,565	2,224
April 3, 2023	75,013	43,767	43,767
June 20, 2023	75,020	43,780	43,780
October 2, 2023	75,015	43,800	43,800
3    The following table provides information on the All Other Compensation column items applicable to all Non-Management Directors:

Value ($)
Life Insurance[a]	1,584
Business Travel Insurance[b]	60
a    Premiums paid by MetLife for group life insurance coverage valued at $200,000 for each Non-Management Director who served the entirety of 2023. A pro rata premium was paid by MetLife in the amount of $1,452 for Secretary Johnson who served for a portion of 2023.
b     MetLife’s pre-tax cost for each Non-Management Director’s business travel accident insurance coverage for MetLife business travel.
4    Includes contributions matched by the MetLife Foundation in 2023, or accrued in 2022 and matched in 2023, to colleges and universities in the U.S. under the Company’s matching gifts program. The MetLife Foundation provides up to $5,000 annually to match contributions by an employee or Director to colleges and universities. All currently active full-time and part-time employees within the MetLife family of companies and Directors are eligible to participate in the program. In 2023, the MetLife Foundation matched maximum contributions made by Ms. Kinney and Ms. McKenzie. Dr. Hubbard, Ambassador Kennard and Ms. McKenzie made maximum contributions in 2022 that were matched by the MetLife Foundation in 2023.
5    For Mr. Hassell and Ms. Kinney, these amounts include attendance at Company-sponsored events and/or excursions for themselves and/or their guests.
6    During 2023, Mr. Herzog served as Audit Committee Chair, Ms. Grisé served as Compensation Committee Chair, Mr. Kelly served as Finance and Risk Committee Chair, Ms. Morrison served as Governance Committee Chair, Ambassador Kennard served as Investment Committee Chair, and Dr. Hubbard served as independent Chairman of the Board. Each received additional net cash retainer fees, prorated by period as applicable, as described under the “Retainer” table.
7    Secretary Johnson joined the Board on February 28, 2023.

2024 PROXY STATEMENT	67

Corporate Governance
Overview
The Governance Committee is responsible for reviewing the compensation and benefits of the Non-Management Directors and recommending any changes to the Board. Executive officers have no role in determining or recommending the amount or form of Non-Management Director compensation. In 2023, Meridian provided the Governance Committee with an analysis of the competitiveness of the compensation program for Non-Management Directors, market observations, and relevant compensation trends. Meridian’s analysis was based on the same Comparator Group that the Compensation Committee used to review the competitiveness of MetLife’s Total Compensation framework for executive officers, as described in the Compensation Discussion and Analysis.
The following table provides an overview of the compensation structure for Non-Management Directors recommended by the Governance Committee, and approved by the Non-Management Directors, in 2023:

Retainer	Amount ($)
Board (cash)[1]	150,000
Board (value of fully vested shares)[1,2,3]	175,000
Chairman of the Board (cash)	125,000
Chairman of the Board (value of fully vested shares)[3]	125,000
Chair of the Audit Committee (cash)	40,000
Chair of the Compensation Committee (cash)	30,000
Chair of the Finance and Risk Committee (cash)[4]	40,000
Chair of the Governance and Corporate Responsibility Committee (cash)	25,000
Chair of the Investment Committee (cash)	25,000
1Secretary Johnson, who joined the Board on February 28, 2023, received a pro-rata board retainer.
2Based on Meridian’s analysis, the Governance Committee recommended, and the Non-Management Directors approved, a $25,000 increase (from $150,000 to $175,000) in the equity portion of the annual board retainer, effective February 28, 2023. On payment, the equity portion was rounded up to the nearest whole number of shares. On the effective date of Board’s approval, each Non-Management Director eligible for an increase received a pro-rata payment reflecting such increase.
3The equity portion is rounded up to the nearest whole number of shares on payment.
4Based on Meridian’s analysis, the Governance Committee recommended, and the Non-Management Directors approved, a $5,000 increase (from $35,000 to $40,000) in the annual chair retainer for the Chair of the Finance and Risk Committee, effective February 28, 2023. On such effective date, the Chair of the Finance and Risk Committee received a pro-rata payment reflecting such increase.
All retainers are payable in four equal installments on the first business day of each installment period and in advance of service for such period. No separate fees for Board or Committee meeting attendance are provided to Non-Management Directors. No individual who served on both the Board and on the Board of Metropolitan Life, and corresponding committees, was paid additional compensation for concurrent service. Directors who are employees of the Company or its subsidiaries do not receive retainers for their service on the Board.
The MetLife, Inc. 2015 Non-Management Director Stock Compensation Plan (the 2015 Director Plan), which was approved by the Company’s shareholders in 2014, authorizes the Company to issue shares in payment of the equity portion of a Non-Management Director retainer. Share awards granted under the 2015 Director Plan to the Non-Management Directors as part of their retainer vest and become deliverable immediately upon their grant. As a result, no share awards were outstanding for any of the Non-Management Directors as of December 31, 2023. None of the Non-Management Directors had any outstanding and unexercised Stock Options as of December 31, 2023.
Some Non-Management Directors have chosen to defer the receipt of all or part of their retainer fees under the MetLife Non-Management Director Deferred Compensation Plan. Each Director chooses in advance to receive deferrals either at a later specified date or when ceasing to serve as a Director. MetLife credits any deferred shares, compensation payable in shares of MetLife, Inc. common stock, the receipt of which the recipient has deferred (Deferred Shares), with imputed reinvested dividends at times and rates it pays dividends on shares.

68

02

Ratification of Appointment of the Independent Auditor

The Audit Committee and Board of Directors recommend that you vote FOR the ratification of the appointment of Deloitte & Touche LLP as MetLife’s independent auditor for the fiscal year ending December 31, 2024.

The Audit Committee appointed Deloitte & Touche LLP (Deloitte) as the Company’s independent registered public accounting firm and independent auditor for the fiscal year ending December 31, 2024. Deloitte’s long-term knowledge of the MetLife group of companies, combined with its insurance industry expertise and global presence, has enabled it to carry out audits of the Company’s consolidated financial statements with effectiveness and efficiency. The members of the Audit Committee believe that the continued retention of Deloitte to serve as the Company’s independent auditor is in the best interests of the Company and its shareholders and, therefore, recommend to shareholders that they ratify Deloitte’s appointment.
If the shareholders do not ratify Deloitte’s appointment, the Audit Committee will reconsider its decision and may continue to retain Deloitte. If the shareholders ratify Deloitte’s appointment, the Audit Committee continues to have the authority to and may change such appointment at any time during the year. The Audit Committee will make its determination regarding such retention or change in light of the best interests of MetLife and its shareholders.
In considering Deloitte’s appointment and Deloitte’s compensation for audit and permitted non-audit services, the Audit Committee engages in an annual assessment of the independent registered public accounting firm, which includes having Internal Audit perform an independent assessment on behalf of the Audit Committee, to conclude whether the retention of the firm is in the best interests of the company and its shareholders. The Audit Committee considers a number of factors, including:
•Deloitte’s status as a registered public accounting firm with the Public Company Accounting Oversight Board (United States) (PCAOB) as required by the Sarbanes-Oxley Act of 2002 (Sarbanes-Oxley) and the Rules of the PCAOB;
•Deloitte’s independence and its processes for monitoring and maintaining its independence;
•Deloitte’s report describing the firm’s internal quality control procedures and the results of recent reviews of the firm’s quality control system including any independent review;
•the professional qualifications and experience of key members of the engagement team, including the lead audit partner, for the audit of the Company’s consolidated financial statements;
•Deloitte’s depth of understanding of MetLife’s global businesses, accounting policies and practices and internal control over financial reporting;
•Deloitte’s global footprint and its alignment with MetLife’s worldwide business activities;
•Deloitte’s performance during its engagement for the fiscal year ended December 31, 2023;

2024 PROXY STATEMENT	69

Audit Matters
•the quality of Deloitte’s communications with the Audit Committee regarding the conduct of the audit, and with management with respect to issues identified in the audit, and the consistency of such communications with applicable auditing standards;
•Deloitte’s approach to resolving significant accounting and auditing matters, including consultation with the firm’s national office;
•Deloitte’s reputation for integrity and competence in the fields of accounting and auditing; and
•the appropriateness of Deloitte’s fees for audit and non-audit services.
Deloitte has served as the Company’s independent auditor since 1999, and as auditor of Company affiliates since at least 1968. Under current legal requirements, the lead or concurring audit partner for the Company may not serve in that role for more than five consecutive fiscal years, and the Audit Committee ensures the regular rotation of the audit engagement team partners as required by law. The Chair of the Audit Committee, together with other members of the Audit Committee and Company management, is actively involved in the selection process for the lead and concurring partners.
Representatives of Deloitte will attend the Annual Meeting. They will have an opportunity to make a statement if they desire to do so, and they will be available to respond to appropriate questions.
The Audit Committee and Board of Directors recommend that you vote FOR the ratification of the appointment of Deloitte & Touche LLP as MetLife’s independent auditor for the fiscal year ending December 31, 2024.

70

Audit Matters
Independent Auditor’s Fees for 2023 and 2022
The Audit Committee approves Deloitte’s audit and non-audit services in advance as required under Sarbanes-Oxley and SEC rules. Before the commencement of each fiscal year, the Audit Committee appoints the independent auditor to perform pre-approved audit services and pre-approved audit related, tax and other permitted non-audit services that the Company expects to be performed for the fiscal year. The Audit Committee or a designated member of the Audit Committee to whom authority has been delegated may, from time to time, pre-approve additional audit and non-audit services to be performed by the Company’s independent auditor. Any pre-approval of services between Audit Committee meetings must be reported to the full Audit Committee at its next scheduled meeting.
The Audit Committee is responsible for approving fees for the audit and for any audit-related, tax or other permitted non-audit services. If the audit, audit-related, tax, and other permitted non-audit fees for a particular period or service exceed the amounts previously approved, the Audit Committee determines whether or not to approve the additional fees. The Audit Committee requests management and Deloitte to continually strive to optimize value through greater audit efficiency and effectiveness, without impacting quality. They review the services provided against a broad spectrum of cost, speed and quality benchmarks.
The following table presents fees for professional services rendered by Deloitte for the audit of the annual consolidated financial statements of MetLife, Inc. and its subsidiaries and affiliates, audit-related services, tax services, and all other services for the years ended December 31, 2023 and 2022. All fees shown in the table were related to services that were approved by the Audit Committee.
The fees that the Company incurs for audit, audit-related, tax, and other professional services reflect the complexity and scope of the Company’s operations, including:
•operations of the Company’s subsidiaries and branches in multiple, global jurisdictions (approximately 40 markets in 2023);
•the complex, often overlapping regulations to which the Company and its subsidiaries are subject in each of those jurisdictions;
•the operating health, insurance, and reinsurance companies’ responsibility for preparing audited consolidated financial statements; and
•the applicability of SEC reporting requirements to one of the Company’s operating insurance subsidiaries, which is an SEC registrant.
The Audit Committee advised the Board that, in its opinion, the non-audit services rendered by Deloitte during the most recent fiscal year are compatible with Deloitte’s maintaining its independence.

(in millions)	2023 ($)	2022 ($)
Audit Fees[1]	59.4	60.6
Audit-Related Fees[2]	5.4	7.8
Tax Fees[3]	4.3	3.3
All Other Fees[4]	0.1	0.6
Total	69.2	72.3
1Fees for services to perform an audit or review in accordance with auditing standards of the PCAOB and services that generally only the Company’s independent auditor can reasonably provide, such as comfort letters, statutory audits, attest services, consents and assistance with and review of documents filed with the SEC. The trend of the audit fees from 2022 to 2023 reflects a decrease due to prior year fees associated with the adoption of the LDTI accounting principles, partially offset by fees associated with International Financial Reporting Standard 17 implementation in the current year.
2Fees for assurance and related services, such as merger and acquisition due diligence requests, consultation services on internal control matters, and attestation services related to internal control over financial reporting, including System and Organization Control (SOC) audit reports, as mandated by Statement on Standards for Attestation Engagements No. 18 (SSAE 18), as well as compliance reports and employee benefit plan audits.
3Fees for tax compliance, consultation, and planning services. Tax compliance generally involves preparation of original and amended tax returns, claims for refunds and tax payment planning services. Tax consultation and tax planning encompass a diverse range of advisory services, including assistance in connection with tax audits and filing appeals, transfer pricing, tax advice related to mergers, acquisitions and divestitures, advice related to employee benefit plans and requests for rulings or technical advice from taxing authorities. Tax compliance and tax preparation fees totaled $2.5 million and $2.1 million in 2023 and 2022, respectively. Tax advisory fees totaled $1.8 million and $1.2 million in 2023 and 2022, respectively.
4Fees for other types of permitted services including consulting, financial advisory services and actuarial services.

2024 PROXY STATEMENT	71

Audit Matters
Audit Committee Report
This report (this Report) is submitted by the Audit Committee of the Board of Directors of MetLife, Inc. (MetLife or the Company). No portion of this Report shall be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended (the Securities Act), or the Securities Exchange Act of 1934, as amended (the Exchange Act), through any general statement incorporating by reference in its entirety the proxy statement in which this Report appears, except to the extent that the Company specifically incorporates this Report or a portion of it by reference. In addition, this Report shall not be deemed to be “soliciting material” or to be “filed” under either the Securities Act or the Exchange Act.
The Audit Committee currently consists of seven Independent Directors. The Board of Directors has determined that all seven Audit Committee members satisfy the independence standards of the Securities and Exchange Commission (SEC) and the New York Stock Exchange (NYSE). The Board of Directors has also determined that all seven Audit Committee members are financially literate in accordance with NYSE listing requirements, and that the following three qualify as “audit committee financial experts” as defined by SEC rules: David L. Herzog, Edward J. Kelly, III, and Mark A. Weinberger.
The Audit Committee oversees the Company’s accounting and financial reporting processes and the audits of its financial statements, the adequacy of the Company’s internal control over financial reporting, and the integrity of the Company’s financial statements. The Audit Committee also oversees the qualifications and independence of the Company’s independent auditor, the appointment, retention, performance and compensation of the Company’s independent auditor and the performance of the internal audit function, as well as the Company’s compliance with legal and regulatory requirements that apply to matters within the scope of the Audit Committee’s responsibilities. More information on the Audit Committee and its qualifications and responsibilities is included elsewhere in the proxy statement and in the Audit Committee Charter on the Company’s website at www.metlife.com/about-us/corporate-governance.
Management is responsible for the preparation of MetLife’s consolidated financial statements and the reporting process. Management is also responsible for designing internal control over financial reporting to assure compliance with accounting standards and applicable laws and regulations, and for the annual assessment, with the participation of the Chief Executive Officer and the Chief Financial Officer, of the effectiveness of internal control over financial reporting.
Deloitte & Touche LLP (Deloitte), as MetLife’s independent auditor, is responsible for auditing MetLife’s consolidated financial statements in accordance with auditing standards of the Public Company Accounting Oversight Board (United States) (PCAOB). Deloitte has discussed with the Audit Committee the matters required to be discussed by the independent auditor with the Audit Committee under the rules adopted by the PCAOB and under Rule 2-07 of Regulation S-X promulgated by the SEC.
Deloitte has also provided to the Audit Committee the written disclosures and the letter required by applicable requirements of the PCAOB regarding Deloitte’s communications with the Audit Committee concerning independence, and the Audit Committee has discussed with Deloitte its independence from MetLife.
The Audit Committee has discussed with and received regular status reports from management, MetLife’s Chief Auditor and Deloitte on the overall scope and plans for their audits of MetLife, including their scope and plans for evaluating the effectiveness of internal control over financial reporting. The Audit Committee meets with the Company’s Chief Auditor and Deloitte, with and without management present, to discuss the results of their respective audits, in addition to private meetings with the Chief Financial Officer, Chief Risk Officer, and General Counsel.

72

Audit Matters
The Audit Committee reviewed the report of management’s assessment of the effectiveness of internal control over financial reporting contained in the Company’s 2023 Annual Report on Form 10-K (the 2023 Form 10-K), which has been filed with the SEC. The Audit Committee also reviewed Deloitte’s report regarding its audit of the effectiveness of the Company’s internal control over financial reporting, in which Deloitte expressed an unqualified opinion on the Company’s internal control over financial reporting as of December 31, 2023. The Audit Committee reviewed and discussed with management, and with Deloitte, MetLife’s audited financial statements for the year ended December 31, 2023 and Deloitte’s Report of Independent Registered Public Accounting Firm dated February 15, 2024 regarding the 2023 audited consolidated financial statements included in the 2023 Form 10-K. In reliance upon the reviews and discussions with management and Deloitte described in this Report, and the Board of Directors’ receipt of the Deloitte report, the Audit Committee recommended to the Board that MetLife’s 2023 audited consolidated financial statements be included in the 2023 Form 10-K.
Respectfully,
The Audit Committee:
David L. Herzog, Chair
Cheryl W. Grisé
Jeh C. Johnson
Edward J. Kelly, III
Catherine R. Kinney
Diana L. McKenzie
Mark A. Weinberger
February 26, 2024

2024 PROXY STATEMENT	73

03

Advisory Vote to Approve the Compensation Paid to the Company’s Named Executive Officers

The Board of Directors recommends that you vote FOR this proposal: “RESOLVED, that the compensation paid to the Company’s Named Executive Officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby APPROVED.”

In accordance with Section 14A of the Exchange Act, this proposal will give shareholders the opportunity to approve, or not approve, the Company’s executive compensation program, and the resulting compensation for the individuals listed in the Summary Compensation Table (the Named Executive Officers or NEOs), as described in this Proxy Statement.
The Compensation Discussion and Analysis summarizes our executive compensation program. The Compensation Committee and Board’s actions aligned each NEO’s pay with individual and Company performance for 2023.
The Compensation Committee will take into account the outcome of the vote when considering future compensation arrangements, including those for the executive officers. Because the vote is advisory, the result will not be binding on the Compensation Committee and it will not affect, limit, or augment any existing compensation or awards.
The Board has approved an annual frequency for shareholder votes to approve executive compensation. As a result, the Company currently expects to hold the next such vote at the Company’s 2025 Annual Meeting.
The Compensation Committee and Board of Directors believe that the Company’s compensation programs and policies, and the compensation of the NEOs, promote the Company’s business objectives, with appropriate compensation delivered in appropriate forms. See the Compensation Discussion and Analysis.
Accordingly, the Board of Directors recommends that you vote FOR this proposal.

74

Executive Compensation
Compensation Committee Report
This report is furnished by the Compensation Committee of the Board of Directors of MetLife, Inc. (the Company). The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis in the Company’s 2024 Proxy Statement and, based on such review and discussion, the Compensation Committee recommended to the Board of Directors that such Compensation Discussion and Analysis be included in the 2024 Proxy Statement.
No portion of this Compensation Committee Report shall be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended (the Securities Act), or the Securities Exchange Act of 1934, as amended (the Exchange Act), through any general statement incorporating by reference in its entirety the proxy statement in which this report appears, except to the extent that the Company specifically incorporates this report or a portion of it by reference. In addition, this report shall not be deemed to be “soliciting material” or to be “filed” under either the Securities Act or the Exchange Act.
Respectfully,
The Compensation Committee:
Cheryl W. Grisé, Chair
Gerald L. Hassell
David L. Herzog
Edward J. Kelly, III
Catherine R. Kinney
Diana L. McKenzie
Denise M. Morrison
Mark A. Weinberger
February 26, 2024

2024 PROXY STATEMENT	75

Executive Compensation
Compensation Discussion and Analysis
The Compensation Discussion and Analysis describes the objectives and policies underlying MetLife’s executive compensation program for the Named Executive Officers and the rest of the executive officers of MetLife. It also describes the key factors that the Compensation Committee (referred to as the Committee in this discussion) considered in determining the compensation of the CEO and other executive officers.

77	KEY HIGHLIGHTS

79	HOW DID WE PERFORM?
	79	MetLife’s Next Horizon Strategy
	79	Highlights of Business Results
	81	Highlights of Executive Performance and Compensation

90	WHAT ARE OUR EXECUTIVE COMPENSATION PRACTICES?
	90	Compensation Philosophy and Objectives
	90	Key Features of MetLife’s Executive Compensation Program
	91	2024 Say-on-Pay Vote and Shareholder Engagement
	91	Components of Compensation and Benefits
	93	Determining Total Compensation for 2023 Performance

94	HOW DID WE COMPENSATE OUR CEO AND OTHER NAMED EXECUTIVE OFFICERS?
	94	Base Salary
	94	Annual Incentive Awards
	96	Stock-Based Long-Term Incentives
	99	Retirement and Other Benefits
	101	Potential Termination Payments

103	HOW DO WE REVIEW COMPENSATION AGAINST PEER COMPANIES?

106	HOW DO WE MANAGE RISK RELATED TO OUR COMPENSATION PROGRAM?
	106	Risk Management
	107	Executive Share Ownership
	107	Stock-Based Award Timing Practices
	107	Tax Considerations
	107	Accounting Considerations

76

Executive Compensation
Key Highlights
MetLife’s compensation design continues to align its executives and other senior management with the creation of shareholder value. The vast majority of MetLife’s Named Executive Officers’ Total Compensation depends directly on share value and performance, and 70% of the stock-based LTI granted depends on performance against Business Plan goals and TSR relative to peers.
Named Executive Officers Total Compensation for 2023

■	Fixed Salary	■	LTI (vests over three years; realized value may differ)
■	Annual Cash Incentive	■	Variable (performance-based)

MetLife’s Compensation Committee Continued to Link Pay and Performance by:
    considering the Company’s successful financial performance and progress on Next Horizon strategic objectives — as well as individual executive performance and shared goals, including on ESG and DEI, in determining compensation actions for 2023.
    approving funding for the AVIP at 107.9% of target based on the Company’s 2023 Adjusted Earnings performance and other plan factors, as described in Annual Incentive Awards.
    approving the settlement of 2021-2023 Performance Shares at 147.5% of target shares, due to outperforming TSR relative to peers, and Adjusted Return on Equity (ROE) relative to Business Plan goals exceeding target performance, resulting in maximum performance achievement for that component as described in Stock-Based LTI.
    maintaining the portion of new LTI granted in Performance Shares at 70% of the total award value to foster executive alignment with shareholders; consistent with prior awards, the performance metrics for Performance Shares are three-year TSR performance relative to peers and three-year Adjusted ROE against the Business Plan goals.
    incorporating sound risk management through appropriate financial metrics, non-formulaic awards, and CRO program review.
    using executive compensation practices with strong risk-mitigation and corporate governance features, as shown in Key Features of MetLife’s Executive Compensation Program.
Key highlights of performance the Compensation Committee considered when making Total Compensation decisions for the NEOs, and how it aligned those decisions with performance, are described in Highlights of Executive Performance and Compensation and Aspects of Executive Performance.

2024 PROXY STATEMENT	77

Executive Compensation
Overview of Compensation Program
The Company maintained its pay-for-performance practices in 2023. Total Compensation for the Named Executive Officers for 2023 was primarily variable and depended on performance. The Named Executive Officers are the individuals listed in the Summary Compensation Table.
MetLife uses a competitive Total Compensation framework that consists of base salary, annual incentive awards, and LTI opportunities. The Compensation Committee considers and recommends the amount of these three elements. It submits its recommendations for the Company’s CEO for approval by the Independent Directors, and for each of the other executive officers for approval by the Board of Directors. For purposes of this discussion and MetLife’s compensation program, Total Compensation for an executive officer includes only these three elements. Other items such as sign-on payments are endorsed by the Committee but excluded from descriptions of Total Compensation and described separately, as appropriate.
The Committee’s Total Compensation recommendations are driven by performance. Each executive officer’s Total Compensation reflects the Committee’s assessment of the Company’s and the executive’s performance as well as competitive market data based on peer compensation comparisons. Decisions on the award or payment amount of one element of Total Compensation impact the decisions on the amount of other elements. The Committee’s Total Compensation approach means that it does not structure particular elements of Total Compensation to relate to separate individual goals or performance.
The Committee allocates a greater portion of the executive officers’ Total Compensation to variable components that depend on performance or the value of shares than to the fixed component. It also allocates a greater portion of the executive officers’ variable compensation to share-based LTI than it allocates to annual cash incentives. Given this mix of pay and other features of MetLife’s compensation program, executive officers’ interests are aligned with those of shareholders. The Company’s share ownership requirements further align executives’ interests with those of shareholders and reinforce the focus on long-term shareholder value.
The Committee also reviews annually the Company’s other compensation and benefit programs, such as retirement benefits and potential termination payments that would be made if an executive officer’s employment were to end. However, benefits such as retirement and medical programs do not impact Total Compensation decisions since they apply to substantially all employees.
The Committee’s independent executive compensation consultant, Meridian, assisted in the design and review of the Company’s compensation program. For more information on the role of Meridian regarding the Company’s executive compensation program, see Compensation Committee in Compensation Consultant and Other Advisors.
Generally, the forms of compensation and benefits provided to executive officers in the United States are similar to those provided to other U.S.-based officer-level employees. None of the executive officers based in the United States is a party to any agreement with the Company that governs the executive’s employment.

78

Executive Compensation

01	How did we perform?
MetLife’s Next Horizon Strategy
MetLife remains committed to meeting its Next Horizon goals. See Next Horizon Strategy in the Proxy Summary for details.
Highlights of Business Results
2023 Business Results
While 2023 was an eventful year as we exited a pandemic, navigated economic volatility, and managed through other external headwinds, the fundamentals of MetLife’s diverse set of businesses remain strong.
The volatile market conditions resulted in significantly lower Variable Investment Income (VII), and, as a result, MetLife underperformed against its 2023 Business Plan results in Core Adjusted Earnings, Core Adjusted Earnings Per Share (EPS) and Book Value per Share. Despite these conditions, MetLife met its targets for Core Adjusted ROE, Core Direct Expense Ratio and Core Free Cash Flow Ratio.
•earned $5.6 billion and $7.33 in Core Adjusted Earnings and Core Adjusted EPS which was below the 2023 Business Plan as a result of lower private equity and real estate fund returns. Other sources of Core Adjusted Earnings increased by 17.2% in comparison to the prior year and exceeded the 2023 Business Plan;
•achieved a Core Adjusted ROE of 13.8%, which was within our 13%-15% target range despite the unfavorable impact of private equity and real estate fund returns, and
•book Value per Share was lower than the 2023 Business Plan primarily due to lower equity impacted by higher net investment and net derivative losses from market factors, including higher long-term interest rates, changes in foreign currencies and equity markets, and the negative mark-to-market accounting associated with securities that were transferred pursuant to a reinsurance transaction.
MetLife exceeded its 2023 Business Plan results in Core Direct Expense Ratio and Core Free Cash Flow Ratio.
•exercised expense discipline which, together with favorable revenue growth, drove a Core Direct Expense Ratio of 12.2%, better than our target of 12.6%, and
•for the two-year period 2022-2023, MetLife’s Core Free Cash Flow Ratio was 74%, at the high end of the 65%-75% target range. Core Free Cash Flow — in absolute dollar terms — remained strong. As a result, the Company deployed $4.7 billion in common dividends and share repurchases.
The following presentation reflects the Compensation Committee’s and Board’s review of the 2023 Business Plan and 2023 MetLife performance results for purposes of determining the executive officers’ Total Compensation, including their assessment of the CEO’s 2023 performance. The Company’s 2022 results are included for reference.

2024 PROXY STATEMENT	79

Executive Compensation
Core Adjusted Earnings
($ in millions)1
Core Adjusted EPS1

Actual 2023 results reflect lower than 2023 Business Plan private equity and real estate fund returns due to volatile market conditions, partially offset by favorable recurring investment margins and underwriting.

Core Adjusted ROE1

Actual 2023 results reflect the impact of lower Core Adjusted Earnings partially offset by lower equity. 2023 Core Adjusted ROE remained within our 13% - 15% target range.

Core Direct Expense Ratio1

Book Value Per Share1

Book Value per Share is below 2023 Business Plan, driven by lower equity.

Core Free Cash Flow Ratio1
1    Amounts for 2021 and 2022 have been restated to reflect the adoption of the LDTI accounting standard.
See A Note About Financial Measures and Appendix B for definitions of these non-GAAP measures and reconciliations to the most directly comparable measures that are based on GAAP.

80

Executive Compensation
2023 Core Performance Versus 2023 Business Plan
The Company’s 2023 performance was mixed against its Core Business Plan goals. The 2023 results were significantly impacted by lower VII driven by private equity and real estate fund returns.
Outside of VII, results were favorable driven by:
•recurring investment margins as a result of higher interest rates;
•positive foreign currency impact due to stronger Mexican and Chilean Peso, partially offset by a weaker Japanese Yen relative to the U.S. dollar, and
•better - than - expected underwriting margins due to favorable claims experience across most segments; and
•favorable tax items.
2023 Business Plan Versus 2022 Core Performance
The 2023 Business Plan included a return to historical levels of private equity yields and an increase in recurring investment margins from higher interest rates.
Beyond those assumptions, the Company expected to drive 2023 performance by achieving challenging goals, including:
•volume growth;
•continued expense discipline; and
•positive underwriting margins
The Company’s 2023 Business Plan reflected the expectation of more favorable market factors, including private equity returns and the favorable impact of rising interest rates, as well as an improvement in underwriting, partially offset by higher pension expenses and taxes compared to 2022.
Highlights of Executive Performance and Compensation
Discussion and Compensation for 2023
For 2023, MetLife maintained its commitment to its pay-for-performance philosophy. The Compensation Committee’s decisions on the compensation of the Named Executive Officers reflected the Committee’s view of the Company’s overall strategic direction and financial performance, and each executive’s performance relative to goals and other challenges and opportunities that arose in 2023.
The Named Executive Officers in this Proxy Statement are:
•President and CEO, Michel A. Khalaf;
•EVP, CFO of MetLife, Inc., and Head of MIM, John D. McCallion;
•EVP and Head of GTO, Bill Pappas;
•Regional President, U.S. Business, and Head of MLH, Ramy Tadros, and
•EVP, CRO of MetLife, Inc., and Head of MII, Marlene Debel.
This is the first year that Ms. Debel is an NEO.

2024 PROXY STATEMENT	81

Executive Compensation
Compensation for 2023 Performance
Under the leadership of Mr. Khalaf and the executive officers, the Company delivered strong underlying business performance for 2023 and demonstrated progress on multiple important goals. The compensation decisions reflect that strong performance in 2023 despite multiple headwinds. In 2023, every business, function and geography contributed to MetLife’s success as Mr. Khalaf held his leadership team accountable for delivering results against shared goals, as well as goals specific to each executive’s remit.
Most of Mr. Khalaf’s and other Named Executive Officers’ Total Compensation was variable and depended on performance. Following the end of the year, the Committee endorsed a maximum 2023 AVIP funding performance factor of 107.9% of target for the approximately 26,000 AVIP-eligible employees globally. In determining compensation for Mr. Khalaf and the Named Executive Officers, the Committee and the Board of Directors recognized the strong underlying 2023 performance delivered despite multiple challenges including economic volatility, lower than expected private equity and real estate returns, and the stronger foreign currencies related to the U.S. dollar. The new LTI awards in particular reflect the continued progress on Next Horizon objectives and expectations for the impact that progress could have on the future performance of the Company, including preparedness for ongoing economic uncertainty by effectively managing capital and expenses. The compensation outcomes also reflect lower AVIP funding versus the prior year, while enhancing alignment of the Named Executive Officers’ Total Compensation with the competitive market for such talent including consideration of additional responsibilities as announced in June 2023. The Committee’s specific decisions and rationale for individual AVIP and LTI awards based on 2023 performance are highlighted on the following pages.
To ensure that these compensation decisions continue to align with performance, the Committee awarded 70% of executive officers’ LTI award value in Performance Shares. The performance metrics for Performance Shares are three-year TSR performance relative to peers and three-year Adjusted ROE performance against the Business Plan. The executive officers’ LTI in Restricted Stock Units and Stock Options is also dependent on the value of shares at settlement or exercise. As a result, the actual realized value of executive officers’ LTI granted in 2024, as well as the executive officers’ outstanding LTI awards, align executives’ potential rewards with shareholder returns.
The following table presents a holistic view of the compensation decisions the Committee endorsed in early 2024 based on 2023 performance. This table is not a substitute for the Summary Compensation Table.

	Compensation Committee Performance-Year Incentive Decisions (made in 2024)
	Performance Year 2023				2023 Versus 2022[4]
Name	Base Salary Earned ($)	AVIP Award ($)[1]	LTI Granted in 2024 ($)[2]	Total Compensation ($)[3]	AVIP Award (%)	LTI (%)	Total Compensation (%)
Michel A. Khalaf	1,475,000	4,800,000	15,000,000	21,275,000	-4.0	3.4	1.9
John D. McCallion	980,000	2,700,000	5,000,000	8,680,000	-3.6	4.2	1.7
Bill Pappas	901,250	2,200,000	4,300,000	7,401,250	-4.3	5.5	2.2
Ramy Tadros	876,250	2,200,000	4,320,000	7,396,250	-4.3	5.4	2.1
Marlene Debel[5]	747,917	1,800,000	2,750,000	5,297,917	-	-	-
1Reflects the approved AVIP award for 2023 performance paid in 2024, reported on the Summary Compensation Table.
2Reflects the approved LTI award value granted in 2024. This is not the grant date fair value calculated in accordance with the applicable accounting standard, ASC 718. The grant date fair values will be disclosed for Named Executive Officers reported in the Grants of Plan-Based Awards Table in the Company’s Proxy Statement filed in 2025 consistent with SEC requirements.
3Total Compensation for 2023 comprises base salary earned during 2023, AVIP awards for 2023 performance, and award value of LTI granted in 2024.
4Reflects each of Total Compensation for 2023 and its elements, as described in footnote 3 above, compared to similarly calculated Total Compensation for 2022 as shown in the Company’s 2023 Proxy Statement.
5This is the first year that Ms. Debel is an NEO.
For more information, see Aspects of Executive Performance.

82

Executive Compensation
Aspects of Executive Performance
The Compensation Committee endorsed the executive officers’ base salary and AVIP awards for 2023 performance and LTI granted in 2024 considering the Company’s key financial performance goals and results as discussed in Highlights of Business Results. The Compensation Committee also considered aspects of each executive’s performance in relation to established financial, operational, strategic, and ESG objectives, including collective ownership for financial performance and Next Horizon strategic initiatives. In addition, all compensation decisions were made within the context of MetLife’s executive compensation program framework and internal equity considerations, as well as alignment with and appropriate competitive positioning against external market peers.
The AVIP awards for the Named Executive Officers for 2023 reflect lower AVIP funding versus the prior year, shared accountability for financial performance, individual performance against objectives established for the year, and other challenges and opportunities in 2023. The Named Executive Officers’ LTI granted in 2024 reflects performance and progress on Next Horizon strategic initiatives, consideration of additional responsibilities of certain executives in 2023, and expectations of future performance.
The amounts in the compensation pay mix charts below reflect the base salary earned in 2023, the AVIP awards for 2023 performance, and the LTI granted in 2024.
Some of the performance measures below are not calculated based on GAAP. They should be read in conjunction with the information in “Non-GAAP and Other Financial Disclosures” in Appendix B of this Proxy Statement, which includes non-GAAP financial information, definitions and/or reconciliations to the most directly comparable measures that are based on GAAP. See also A Note About Financial Measures.

2024 PROXY STATEMENT	83

Executive Compensation
Michel A. Khalaf, President and CEO
In 2023, Mr. Khalaf successfully guided the Company through a challenging year of economic and geopolitical uncertainty. Lower VII was partially offset by higher recurring interest margins and strong underlying business performance supported by volume growth, favorable underwriting, and expense discipline.
Under Mr. Khalaf’s leadership, MetLife continued to execute on its Next Horizon Strategy while delivering strong operational and consistent financial performance including:
•Core Adjusted Earnings of $5.6 billion.
•Core Adjusted Earnings Per Share of $7.33.
•Book Value Per Share of $53.75.
•Core Adjusted Return on Equity of 13.8% within the increased target range of 13% to 15%.
•Core Free Cash Flow Ratio of 74% within the 65% to 75% two-year average normalized target range.
Despite inflationary pressures, the target Core Direct Expense Ratio for 2023 was successfully managed to 12.2% - better than the target of 12.6% - driven by a continued focus on efficiency. The Company’s commitment to responsible growth was on display with Value of New Business (VNB) of $3.0 billion, above Business Plan. By executing on a risk transfer transaction – with approximately $19 billion of statutory reserves with combined value generating approximately $3.25 billion, with a ceding commission of $2.25 billion and $1 billion of capital that will be released - Mr. Khalaf and his leadership team further advanced the Next Horizon strategy by continuing to lower the risk profile of the Company while deploying capital to higher return segments.
Mr. Khalaf also led the company in these key areas:
Reinforced commitment to robust risk management in an uncertain environment.
•ensured all key risk metrics are within risk tolerance levels;
•further enhanced non-financial risk controls and capabilities including new product development and pricing; and
•advanced climate risk governance and measurement capabilities.
Delivered progress on Next Horizon’s strategic pillars to:
•Focus by deploying capital and resources to the highest and best use, including organic growth at attractive mid- to high-teens returns;
•Simplify by promoting an efficiency mindset as evidenced by the Core Direct Expense Ratio coming in better than plan while delivering superior experiences for customers;
•Differentiate by delivering holistic solutions and integrated ecosystems improving the ability to engage customers how, where, and when they want across a range of needs, and
•Raise the bar by aligning leaders around shared priorities to deliver on Next Horizon commitments.
Evolved MetLife’s culture to enable strategy:
•nurtured a purpose-driven and inclusive workplace energizing employees to deliver for customers and communities;
•promoted communication and transparency through senior leader meetings and candid rapport with employees through global town hall sessions throughout the year, listening sessions and 1-1 touchpoints throughout the year. This was reflected in MetLife’s 2023 survey results with employees continuing to feel engaged and a strong culture of alignment and empowerment; and
•focused on office vitality by fostering collaboration and connection to promote a consistent employee experience.
Progressed talent development and sustainability objectives:
•cultivated a deep bench of talent with diversity of perspectives to support long-term success;
•matched talent to the areas of greatest impact; created expanded career opportunities for some of MetLife’s most senior leaders following one executive officer’s retirement in 2023. For example, expanded responsibilities for MetLife’s CRO to also lead MetLife Insurance Investments, and added Head of MIM to MetLife’s CFO responsibilities, and

84

Executive Compensation
•continued to drive DEI as core to strategy. For 2023, the Company’s female officer representation globally and the ethnic/racial diversity officer representation in the U.S. increased, and good progress was made against our 2030 sustainability objectives.
Continued external stakeholder engagement:
•Further focused engagement with key external stakeholders, customers, shareholders, regulators, and the media - to engage and build stronger connections.
Established foundation for refreshed strategy:
•Completed foundational work for a refreshed Next Horizon strategy to position the Company to continue to deliver value under varying scenarios.
Compensation:
The Committee endorsed compensation actions for Mr. Khalaf that reflected its assessment of his performance as CEO for 2023, including delivering strong underlying financial performance and meaningful progress on strategic and operational objectives, as well as expectations of future contributions.

■	Fixed Salary	■	LTI (vests over three years; realized value may differ)
■	Annual Cash Incentive	■	Variable (performance-based)

2024 PROXY STATEMENT	85

Executive Compensation
John D. McCallion, EVP, CFO of MetLife, Inc., and Head of MIM
John McCallion is EVP, CFO of MetLife, Inc. Mr. McCallion also led the MLH business through August 31, 2023. Since September 1, 2023, along with his responsibilities as CFO, Mr. McCallion is also Head of MIM. Mr. McCallion is responsible for all financial management matters, including financial reporting, treasury, corporate actuarial, tax, investor relations and mergers and acquisitions. As head of MIM, he oversees MIM’s approximately $600 billion in total assets under management.
With Mr. McCallion’s leadership, the Company:
•Delivered 2023 Core Adjusted Earnings of $5.6 billion, Core Adjusted Earnings Per Share of $7.33, up 4% from 2022, and Core Adjusted Return on Equity of 13.8% within the increased target range of 13-15%.
•Deployed capital to new businesses and delivered VNB, both ahead of Business Plan.
•Achieved a Core Direct Expense Ratio of 12.2% - better than the 2023 target of 12.6% - driven by focused execution and an efficiency mindset.
•Delivered a two-year average normalized Core Free Cash Flow Ratio of 74%, within the 65% - 75% target range.
Mr. McCallion also:
•Led the Finance team to successfully adopt the new U.S. GAAP requirements for LDTI, effective January 1, 2023, prioritizing resources to ensure effective, efficient, and well-controlled implementation.
•Led MetLife Holdings to deliver Core Adjusted Earnings of $731 million while also completing a risk transfer transaction with approximately $19 billion of statutory reserves with combined value generating approximately $3.25 billion, with a ceding commission of $2.25 billion and $1 billion of capital that will be released.
•Directed the deployment of capital to grow as well as simplify businesses including: the risk transfer transaction; signed agreement to sell MetLife’s stake in Malaysia; and established a new Bermuda reinsurance entity to facilitate efficient capital management and support growth of MetLife’s business.
•Managed the Company’s financial risk profile, including delivering key capital adequacy ratios above minimum targets.
•Served as Vice Chair of the Global Diversity, Equity and Inclusion Leadership Council as well as serving as executive sponsor of MetLife’s Veterans Initiative, directing activities focused on attracting and hiring veteran talent. MetLife was recognized as a 2024 Military Friendly® Employer, and a 2024 Military Friendly® Spouse Employer based on contributions in 2023.
•In an environment of economic and market volatility, MIM delivered positive net flows and achieved year over year growth in assets under management fee revenue from unaffiliated clients.
•MIM was selected for Pension & Investments “Best Places to Work in Money Management” for 2023, based primarily on employee survey feedback.
Compensation:
Mr. Khalaf recommended, and the Committee endorsed, compensation actions for Mr. McCallion for 2023 that reflected performance in his role, as well as expectations of future contributions.

■	Fixed Salary	■	LTI (vests over three years; realized value may differ)
■	Annual Cash Incentive	■	Variable (performance-based)

86

Executive Compensation
Bill Pappas, EVP and Head of Global Technology and Operations
Mr. Pappas leads GTO including technology development, information and cyber security, customer service, data strategy and analytics, crisis management, and procurement across MetLife’s businesses in 40+ markets globally.
In 2023 with Mr. Pappas’ leadership, his team:
•Advanced Next Horizon strategic initiatives by delivering new capabilities to support high tech, high-touch customer interactions, across all markets, including enhanced features and functionality for our dental and disability businesses and MetLife Holdings in the U.S., modernized call-center digital servicing platform in Japan and a new quotation experience in Mexico.
•Delivered customer service excellence by exceeding targets and improving both customer satisfaction and transactional net promoter scores internally across our largest markets, including the U.S., Japan, Mexico and achieving J.D. Power1 recognition for MetLife’s Retirement and Income Solutions customer care center for providing “An Outstanding Customer Service Experience” for Phone support for the 5th consecutive year.
•identified simplification and streamlining opportunities for largest core enterprise processes to enhance user experience and generate cost savings.
•Enabled Artificial Intelligence (AI) mobilization by developing AI education programs, establishing a responsible use team to ensure ethical deployment of AI, and facilitating testing and learning across use cases and initiatives.
•Protected customer and company assets by sustaining information security performance and enhancing cyber and operational resilience, including successful delivery of key performance indicators and benchmarks.
•Improved ways of working by scaling agile delivery across the enterprise and advancing DEI commitments as part of sustainability strategy, including hosting MetLife’s 5th successive annual conference focused on women in technology and MetLife’s 6th “Girls Who Code” summer immersion program.
Compensation:
Mr. Khalaf recommended, and the Committee endorsed, compensation actions for Mr. Pappas for 2023 that reflected performance in his role, and expectations of future contributions.

■	Fixed Salary	■	LTI (vests over three years; realized value may differ)
■	Annual Cash Incentive	■	Variable (performance-based)
1J.D. Power 2023 Certified Customer Service ProgramSM recognition is based on successful completion of an evaluation and exceeding a customer satisfaction benchmark through a survey of recent servicing interactions. Visit J.D. Power for more details.

2024 PROXY STATEMENT	87

Executive Compensation
Ramy Tadros, Regional President, U.S. Business, and Head of MLH
Ramy Tadros is Regional President of MetLife’s U.S. Business, and Head of MLH. Mr. Tadros oversees the company’s two industry-leading businesses in the U.S.: Group Benefits and RIS. Effective September 1, 2023, Mr. Tadros also leads MLH, which contains the company’s closed block of business. These businesses combine to represent more than 60% of the overall company’s Core Adjusted Earnings for 2023.
Under Mr. Tadros’ leadership:
•The U.S. Business - comprised of Group Benefits and RIS - exceeded Business Plan goals for sales, adjusted premiums, fees and other revenues, and VNB. While Core Adjusted Earnings were below Business Plan levels due to unfavorable VII returns, underwriting and recurring investment margins exceeded Business Plan levels. Expense discipline and above Business Plan adjusted premium, fees and other revenues enabled the U.S. Business to deliver within the Business Plan Core Direct Expense Ratio target.
•Group Benefits generated $1.6 billion of Core Adjusted Earnings in line with the Business Plan. Underlying adjusted premiums, fees and other revenues grew in line with guidance for 2023 driven by strong persistency and sales across markets. Voluntary products continue to deliver double-digit growth in adjusted premiums, fees and other revenues.
•RIS generated $1.6 billion of Core Adjusted Earnings, below Business Plan due to VII returns. While VII suppressed growth, recurring investment margins, underwriting and volume growth exceeded Business Plan levels. Liability exposure growth was within our guidance range of 2% to 4% due to robust structured settlement sales and strong pension risk transfer sales.
•RIS executed on multiple initiatives including the use of re-insurance to improve competitiveness and free cash flow, made enhancements to pricing strategy, and demonstrated growth in adjacent markets such as increasing U.K. longevity reinsurance liability exposures 32%. RIS had another strong year in terms of pension risk transfer sales at $5.3 billion.
•U.S. Business executed on delivery of key capabilities which drive further digitization of customer experience across our employer and employee benefits portals, while further enhancing our offerings in the marketplace including our leave & absence capabilities. Enhancements covered all aspects of the customer journey across sales, service and claims.
•Across all U.S. businesses, Mr. Tadros continued to focus on employee engagement and development, identifying and creating opportunities to enhance mobility for top-performing talent.
Compensation:
Mr. Khalaf recommended, and the Committee endorsed, compensation actions for Mr. Tadros for 2023 that reflected performance in his role, and expectations of future contributions.

■	Fixed Salary	■	LTI (vests over three years; realized value may differ)
■	Annual Cash Incentive	■	Variable (performance-based)

88

Executive Compensation
Marlene Debel, EVP, CRO of MetLife, Inc., and Head of MII
Marlene Debel is an EVP, CRO of MetLife. Effective September 1, 2023, along with her responsibilities as CRO, Ms. Debel was appointed Head of MII. In these roles, she is responsible for monitoring, analyzing and managing both financial and non-financial risk for the enterprise, as well as overseeing MetLife’s general account investment portfolio.
Under Ms. Debel’s leadership, her team:
•Managed key risk metrics within risk tolerance levels and developed mitigating actions where necessary.
•Drove responsible growth by ensuring appropriate risk return profiles for new products and businesses, and enhancing the oversight of financial and non-financial risk.
•Established new Global Investigations Unit to enhance non-financial risk controls and capabilities.
•Contributed to the development of implementation guardrails and policies around the use of Artificial Intelligence;
•Proactively managed changes in the macroeconomic and regulatory environment, including enhanced scenarios planning.
•Partnered with business and functional leadership to deepen risk management capabilities leading to improved enterprise risk culture scores; developed talent through role expansion and executive development program participation.
•Enhanced organizational design of the insurance investments organization and as Head of MII, became the primary liaison with the Board Investment Committee regarding MetLife’s investment portfolio.
Compensation:
Mr. Khalaf recommended, and the Committee endorsed, compensation actions for Ms. Debel that reflected performance in her role, and expectations of future contributions.

■	Fixed Salary	■	LTI (vests over three years; realized value may differ)
■	Annual Cash Incentive	■	Variable (performance-based)

2024 PROXY STATEMENT	89

Executive Compensation

02	What are our executive compensation practices?
Compensation Philosophy and Objectives

•Provide competitive Total Compensation opportunities to attract, retain, engage, and motivate high-performing executives.
•Align compensation plans with short- and long-term business strategies.
•Align the financial interests of executives with shareholders’ through LTI and share ownership requirements.
•Make a vast majority of Total Compensation variable and subject to Company and individual performance.
Key Features of MetLife’s Executive Compensation Program

MetLife’s compensation program has multiple features that promote the Company’s success, including:
•paying for performance: vast majority of compensation is variable without guarantee, and dependent on achieving business results;
•aligning executives’ interests with those of shareholders: vast majority of executive incentive compensation is share-based, and employees at the Senior Vice-President level and above are expected to meet share ownership requirements;
•encouraging long-term decision making: the ultimate value of Performance Shares is determined by the Company’s performance over three years, stock options and restricted stock units vest over three years, stock options may normally be exercised over 10 years;
•rewarding achievement of the Company’s business goals: amounts available for annual incentive awards are based on Company performance compared to its Business Plan; individual awards take account of individual contributions to achieving annual goals;
•avoiding incentives to take excessive risk: the Company does not make formulaic individual awards, uses Adjusted Earnings (which excludes net investment gains and losses, net derivative gains and losses, and market risk benefit remeasurement gains and losses) as a key performance indicator, avoids incentives to take excessive risk in the Company’s investment portfolio, and uses multi-year performance to determine the payout of LTI; and
•maintaining performance-based and incentive-based compensation recoupment (“clawback”) policies: the Company may seek recovery for an employee’s fraudulent or other wrongful conduct that harmed MetLife, including an accounting restatement as a result of material noncompliance with financial reporting requirements. In addition, executive officers are required to repay erroneously awarded compensation in the event of certain financial restatements, regardless of fault.

The Company’s compensation program excludes practices that would be contrary to the Company’s compensation philosophy and contrary to shareholders’ interests. For example, the Company:
•does not offer executive officers a supplemental executive retirement plan that adds years of service or includes LTI compensation in the benefits formula;
•does not provide excessive perquisites;
•does not allow repricing or replacing of Stock Options without prior shareholder approval;
•does not provide any “single trigger” change-in-control severance pay, or “single trigger” vesting of LTI upon a change-in-control without the opportunity for the Company or a successor to substitute equivalent alternative awards that remain subject to vesting;

90

Executive Compensation
•does not provide any change-in-control cash severance beyond two times an executive officer’s total annual cash compensation (i.e., salary and average annual cash incentive pay);
•does not provide for any excise tax payment or tax gross-up for change-in-control -related payments, or tax gross-up for any perquisites or benefits, other than in connection with relocation or other transition arrangements;
•does not allow directors, executives, or other associates to engage in pledging, hedging, short sales, or trading in put and call options with respect to the Company’s securities; and
•does not offer employment contracts to U.S.-based executive officers.
2024 Say-on-Pay Vote and Shareholder Engagement
In 2023, 95% of shares voted to approve the Company’s executive compensation program and the resulting compensation described in the 2023 Proxy Statement (excluding abstentions). Since 2011, the Company’s vote has been on average 96% positive.
Because the 2023 vote was advisory, the result was not binding on the Compensation Committee. However, the Committee took into account that strong support in reviewing the program.
The Company has also discussed the vote, along with aspects of its executive compensation, business strategy, corporate-governance practices, talent management, and corporate responsibility initiatives, with several of its largest shareholders to gain a deeper understanding of their perspectives. See Shareholder Engagement for more information.
With regard to executive compensation, in recent years shareholders generally:
•praised the quality of the Company’s disclosure, consistency in program design, performance metrics, and clear articulation of business strategy;
•supported the Company’s executive compensation program design and its alignment with the Company’s business strategy;
•encouraged management to continue to execute consistently;
•agreed that the Committee’s selective use of informed judgment in the design and administration of incentive plans is reasonable, so long as it aligns with performance; and
•were pleased with the Company’s continued commitment to ESG practices and its sustainability initiatives.
Components of Compensation and Benefits
The primary components of the Company’s regular executive compensation and benefits program play various strategic roles:

Description	Strategic Role
Total Compensation
Base Salary is determined based on position, scope of responsibilities, individual performance and experience, and competitive data	Provides fixed compensation for services during the year
Annual Incentive Awards are:
•Variable based on performance relative to Company and individual goals and additional business challenges or opportunities that arose during the year
•Determined through the Compensation Committee assessment of all of these factors as a whole

•Serve as the primary compensation vehicle for recognizing and differentiating individual performance each year
•Motivate executive officers and other employees to achieve strong annual business results that will contribute to the Company’s long-term success, without creating an incentive to take excessive risk

2024 PROXY STATEMENT	91

Executive Compensation

Stock-Based LTI Awards are:
•Based on the Compensation Committee’s assessment of individual responsibility, performance, relative contribution, and potential for assuming increased responsibilities, and future contributions
•Dependent on a combination of MetLife’s performance and the value of shares (Performance Shares), or the value of shares (Restricted Stock Units), or increases in the price of shares (Stock Options). Cash-paid equivalents may be used outside the U.S.
•Granted each year to provide overlapping vesting and performance cycles
•Delivered to executive officers as part of Total Compensation, in these proportions

•Ensure that executive officers have a significant continuing stake in the long-term financial success of the Company (see “Executive Share Ownership” in How Do We Manage Risk Related to Our Compensation Program)
•Align executives’ interests with those of shareholders
•Encourage decisions and reward performance that contribute to the long-term growth of the Company’s business and enhance shareholder value
•Motivate executive officers to outperform MetLife’s competition
•Encourage executives to remain with MetLife

Stock-Based LTI Mix for CEO and Other Executive Officers

■	Restricted Stock Units	■	Stock Options	■	Performance Shares

Benefits
Retirement Program and Other Benefits include post-retirement income (pension) and the opportunity to save a portion of current compensation for retirement and other future needs (401(k) program and nonqualified deferred compensation).
Attract and retain executives and other employees.
Potential Termination Payments
Severance Pay and Related Benefits include transition assistance if employment ends due to job elimination or, in limited circumstances, performance.	Encourage focus on transition to other opportunities and allow the Company to obtain a release of employment-related claims.
Change-in-Control Benefits include:
•Double-trigger severance pay and related benefits, if the executive officer’s employment is terminated without cause or the executive officer resigns with good reason following a change-in-control.
•Replacement or vesting of LTI.

•Retain executive officers during a change-in-control.
•Promote the unbiased efforts of the executive officers to maximize shareholder value during and after a change-in-control
•Keep executives whole in situations where shares may no longer exist or awards otherwise cannot or will not be replaced

92

Executive Compensation
Determining Total Compensation for 2023 Performance
In determining executive compensation for performance year 2023, the Compensation Committee considered executive officer performance both as a whole and individually. The Committee made its decisions in the context of its review of business results, including those described in Highlights of Business Results. The Committee also reviewed reports and analyses on competitive compensation for comparable positions at peer companies, and in the broader market where the Company competes for executive talent.
A description of the process for determining Total Compensation follows.
Determining CEO Compensation
Early in 2023, Mr. Khalaf and the Committee established goals and objectives for Mr. Khalaf designed to drive Company performance, including executives’ shared responsibility for 2023 financial performance.
The Committee assessed Mr. Khalaf’s 2023 performance against these goals in early 2024. The Committee endorsed Total Compensation for Mr. Khalaf, including annual incentive and LTI, based on this assessment, and recommended it to the Independent Directors for their approval. For a description of the Business Plan goals and the performance that the Committee and Board reviewed, see Highlights of Business Results and Aspects of Executive Performance.
Determining Compensation of Other Executive Officers
Early in 2023, Mr. Khalaf and each of the other executive officers agreed on the executive’s goals for 2023.
In early 2024, Mr. Khalaf evaluated and shared with the Committee an assessment of each of the other executive officer’s performance during 2023 relative to the executive’s goals and the additional business challenges and opportunities that arose during the year. Based on this assessment, Mr. Khalaf recommended and discussed with the Committee the Total Compensation amounts for each executive officer, other than himself. The Committee reviewed and endorsed the components of each executive officer’s Total Compensation for the Board of Directors’ approval. In each case, Mr. Khalaf and the Committee considered the executive’s performance, future potential, available competitive data, compensation opportunities for each position, retention needs, and fit within the executive talent market, aligned with MetLife’s compensation philosophy and objectives.
The EVP and CHRO provided the Committee with advice and recommendations on the form and overall level of executive compensation. The CHRO provided guidance and information to Mr. Khalaf to assist in this process, other than with respect to the CHRO’s own compensation. The CHRO also provided guidance to the Committee on its general administration of the program provisions in which executive officer, as well as other employees, participate.
Other than as described above, no executive officer played a role in determining the compensation of any of the other executive officer. No executive officer took part in the Board’s consideration of the executive’s own compensation. The CEO does not have any authority to grant share-based awards of any kind to any executive officer, the Chief Accounting Officer, or Non-Management Directors of the Company.

2024 PROXY STATEMENT	93

Executive Compensation

03	How did we compensate our CEO and other Named Executive Officers?
Base Salary
The base salaries earned by the Named Executive Officers in 2023 are reported in the Summary Compensation Table.
The Compensation Committee endorsed annual base salary increases in 2023 of $100,000 for Mr. Khalaf; $40,000 for Mr. McCallion; and $35,000 for Mr. Pappas and Mr. Tadros; and $100,000 for Ms. Debel. Adjustments were made in consideration of performance, additional responsibilities, and the competitive market.
Annual Incentive Awards
AVIP provides eligible employees, including executive officers, the opportunity to earn annual cash incentive awards. For awards for 2023 performance, AVIP was administered as a Cash-Based Awards program under the MetLife, Inc. 2015 Stock and Incentive Compensation Plan (2015 Stock and Incentive Plan or 2015 Employee Plan). The 2023 AVIP awards are reported in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table.
AVIP Performance Funding
Each year, the Committee endorses the maximum aggregate funding available for AVIP awards for administrative (non-sales) employees around the world, approximately 26,000 employees for 2023.
Consistent with past practice, this approach uses an AVIP Performance Funding Level, a number based on the Company’s Adjusted Earnings compared to the Company’s 2023 Business Plan, multiplied by the total annual incentive compensation planning targets for all eligible employees, subject to the Committee’s assessment of overall performance and other relevant factors.
The Committee uses Adjusted Earnings as a key metric because doing so aligns compensation with bottom-line performance that generates shareholder value over time. Using Adjusted Earnings, rather than GAAP net income, focuses on the Company’s primary businesses principally by excluding the impact of (i) market volatility which could distort trends, (ii) asymmetrical and non-economic accounting, and (iii) revenues and costs related to divested businesses, non-core products, and certain entities required to be consolidated under GAAP, as well as excludes results of discontinued operations. These factors help to mitigate the potential for excessive risk-taking.
To facilitate prudent risk management, the Company calculates Adjusted Earnings for AVIP by eliminating the impact (if any) of VII on an after-tax basis that was higher or lower than the Business Plan goal by 10% or more.

94

Executive Compensation
The Compensation Committee used the same methodology for 2023 to determine maximum available AVIP funding for awards to all eligible employees, based on Adjusted Earnings compared to the Business Plan, as it has used for the past several years. The following chart outlines the methodology and the Company’s 2023 performance:
Adjusted Earnings for AVIP
(as a percentage of Business Plan Adjusted Earnings Goal)
*2023 AVIP Performance Funding Level
See Appendix A for further details.
The Committee’s approach avoids providing incentives for employees to take excessive risk:
•Adjusted Earnings excludes net investment gains and losses, net derivative gains and losses, and market risk benefit remeasurement gains and losses;
•The AVIP funding formula further excludes VII on an after-tax basis that is more than 10% higher or lower than the Business Plan goal. This avoids excessive rewards or penalties due to volatile investment returns. As a result, it eliminates any incentive to take excessive risk in the Company’s investment portfolio and so facilitates prudent risk management. Because VII for 2023 was below this range on an after-tax basis by $1,220 million, Adjusted Earnings for AVIP purposes was increased by that amount per the standard plan design; and
•The AVIP funding formula is not an unlimited function of revenues. Rather, this approach caps the amount available for AVIP awards and is a function of financial measures that take account of the Company’s costs and liabilities.
The Adjusted Earnings that the Committee used for 2023 AVIP Performance Funding was above the 2023 Business Plan target. These results were driven by higher recurring investment margins, favorable underwriting margins and stronger foreign currencies relative to the U.S. dollar, partially offset by lower expense margins and volume growth, as well as a decrease in VII within the 10% collar, due to lower private equity and real estate fund returns.
For purposes of determining 2023 AVIP Adjusted Earnings, as noted, Adjusted Earnings was increased by $1,220 million per the VII collar design feature (i.e., the formula excludes VII on an after-tax basis that is more than 10% higher or lower than the Business Plan goal). As described below, Adjusted Earnings was also adjusted by the Committee for asbestos litigation expense to neutralize - as in prior years - a decades-old matter not related to current operations or decisions of current management of $76 million, net of income tax. The combined result was a $1,296 million, net of income tax, or 23.5% increase to Adjusted Earnings for AVIP purposes as shown below:

Reason for adjustment	Amount (in millions, net of income tax)
VII adjustment per AVIP design feature	$1,220
Asbestos litigation expense adjustment	$76
Total change to Adjusted Earnings for AVIP	$1,296

2024 PROXY STATEMENT	95

Executive Compensation
Asbestos litigation expense. As part of its standard practice, the Company reviews its asbestos liability periodically with a full assessment conducted annually. As a result of the 2023 annual review, the Company recorded an additional reserve in the amount of $76 million, net of income tax, based on certain updated assumptions. The increase in asbestos litigation expense, from allegations that are decades-old, does not relate to the Company's current operations or the consequences of any current management decisions. Rather, this charge reflects updated experience trends and projections of future potential scenarios. Accordingly, management excluded this charge to neutralize the impact, and as a result, 2023 Adjusted Earnings for AVIP purposes was increased by this amount, consistent with past practice (e.g., performance years 2013, 2014 and 2017).
Annual Incentive Awards
The Committee endorsed the executive officers’ 2023 individual annual awards in consideration of the Company’s key financial performance goals and results described in Highlights of Business Results and key aspects of the performance of each of the Named Executive Officers relative to their objectives as discussed in Aspects of Executive Performance. Each of these awards is reported in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table.
Stock-Based Long-Term Incentives
Each year, the Committee endorses the award value of LTI for approval by the Independent Directors in consideration of the Company’s key financial performance goals and results as part of MetLife’s Total Compensation program. The Company’s LTI includes Performance Shares, Restricted Stock Units, Stock Options, and, in some cases outside the United States, cash payable equivalents. The Committee endorses the number of Performance Shares and Restricted Stock Units (and cash payable equivalents) under each award by dividing that portion of the LTI award value by the share closing price on the grant date. The number of Stock Options (and cash-payable equivalents) under the award is determined by dividing that portion of the LTI award value by one-third of the share closing price on the grant date. If the share closing price on the grant date is outside a 15% range (higher or lower) of the average share closing price for the year to date, MetLife uses that average closing price instead of the closing price on the grant date to determine the number of units under each LTI award.
For information about the specific grants of LTI to the Named Executive Officers in 2023, see Grants of Plan-Based Awards in 2023.
Stock Options
The Company grants Stock Options with an exercise price equal to the closing price of shares on the grant date. The realized value of Stock Options depends exclusively on increases in the price of shares. One-third of each award of Stock Options becomes exercisable on each of the first three anniversaries of the date of grant.
Restricted Stock Units
The Company delivers shares for Restricted Stock Units after the end of a predetermined vesting period. Awards generally vest in thirds, and shares are delivered, after each of the first three anniversaries of the grant date.
From time to time, the Company grants Restricted Stock Units that vest in their entirety on the third or later anniversary of their grant date. It does so to encourage a candidate to begin employment with MetLife (especially where the candidate would forfeit long-term compensation awards from another employer by doing so) or as a means of reinforcing retention efforts, particularly in cases of exceptional performance, critical skills, or key roles.

96

Executive Compensation
Performance Shares
MetLife delivers shares to settle Performance Share awards after the end of a three-year period, with the number of shares determined by Company performance against pre-established goals for each three-year period.
The Compensation Committee has established performance metrics for Performance Share awards using:
•the Company’s Adjusted ROE compared to its Business Plan goals; and
•TSR, which reflects total return on shares including change in share price and imputed reinvested dividends, compared to the group of Company competitors listed in Appendix A (the TSR Peer Group).
The Committee uses Adjusted ROE because it directly supports the Company’s strategy to achieve superior shareholder returns. Adjusted ROE focuses employees on the efficient use of capital, which will drive TSR over time. Adjusted ROE is Adjusted Earnings divided by average common stockholders’ equity, excluding accumulated other comprehensive income other than foreign currency translation adjustment. The use of TSR ensures that final awards are aligned with our shareholders’ experience.
The Performance Share metrics thus include one absolute measure, Adjusted ROE, to directly link to the Company’s Business Plan, and one relative measure, TSR, based on the TSR Peer Group, which reflects our business model and global reach, and includes key competitors for business and/or investors.
Each of these two factors is measured over the three-year performance period and each is weighted equally. The overall maximum performance factor is 175%.
The performance goal for Adjusted ROE is established at the beginning of each three-year performance period and is based on a rigorous long-range Business Plan that is vetted, and approved by the Board of Directors. This Business Plan is informed by macroeconomic forecasts, as well as, industry and peer performance.
The Board has set Adjusted ROE Business Plan goals that require a meaningful stretch from prior goals and performance, considering the Company’s commitment to responsible growth through management performance, while also considering tax changes, accounting changes, and movements in currency exchange rates, interest rates, and other market factors. The payout for Performance Share awards are disclosed after the end of each performance period.
The Committee will modify the Adjusted ROE performance factor component if it determines that a “Significant Event,” standing alone, changed the Adjusted ROE performance result by 1% or more compared to the Company’s Business Plan. “Significant Events” include accounting changes, business combinations, restructuring, nonrecurring tax events, common share issuance or repurchases, catastrophes, litigation and regulatory settlements, asbestos and environment events, certain specified classes of non-coupon investments, and other significant nonrecurring, infrequent, or unusual items.
If an event has or will have a substantial effect on the business or TSR of a TSR Peer Group company, the Committee will remove that company from the list. Such events include bankruptcies, insolvencies, delisting, and divestitures, mergers, acquisitions, or similar transactions that significantly change the major markets or operational scope of business.
Notably, and consistent with previous awards, the performance factor will be capped at 100% if the Company’s TSR for the performance period is zero or negative. This applies even if the Company’s Adjusted ROE exceeds the performance goal and the Company’s TSR outperforms its peers. This cap is an overall safeguard to ensure alignment with shareholders.
For the TSR component of the performance factor, the Company’s performance is compared against insurance industry competitors around the world to reflect MetLife’s business model and global reach. As a result, the TSR metric uses the TSR Peer Group, a group of competitors for capital, business, and executive talent that is more globally diverse than the Comparator Group the Committee uses for peer Total Compensation purposes. For information about the Company’s TSR Peer Group, see Comparator Group and Performance Share TSR Peer Group.
In 2018, the Compensation Committee reviewed the TSR Peer Group and updated it for 2019 awards to ensure it reflected key competitors for business and/or investors. The Committee made no changes for 2024 awards. See Appendix A for further details.

2024 PROXY STATEMENT	97

Executive Compensation
2021-2023 Performance Share Payout
The following charts show the metrics used to determine the performance factor for awards granted in 2021 and how the outcome was tied to Company performance relative to the performance goals for the 2021-2023 performance period.

Adjusted ROE: 50% Component of Performance Factor
175%*
175%
100%
25%
0%
Performance Factor
BELOW THRESHOLD
THRESHOLD
TARGET
MAXIMUM
ABOVE MAXIMUM
Actual: 14.5%
9.7% (80%)
12.1% (Goal)
14.5% (120%)
Adjusted ROE Performance
(as a Percentage of Business Plan Goal)
*2021-2023 Performance Factor component
TSR: 50% Component of Performance Factor
175%
120%*
100%
25%
0%
Performance Factor
BELOW THRESHOLD
THRESHOLD
TARGET
MAXIMUM
ABOVE MAXIMUM
Actual: 60th percentile
1st percentile
25th percentile
50th percentile
87.5th percentile
TSR Performance
(as a Percentile of Peers)
*2021-2023 Performance Factor component
Performance Factor 147.5% (average)

The Committee established Adjusted ROE performance goals for the 2021-2023 Performance Shares (and cash equivalents) in early 2021.
In measuring performance for this period, as required under the terms of the Performance Share Awards (Awards), the Committee modified the calculation of the Adjusted ROE performance component to reflect “Significant Events” as defined in the Awards, each of which had an effect on Adjusted ROE performance result by 1% or more compared to the Company’s three-year Business Plan including the recast — and neutral translation — of the 2023 Business Plan for the LDTI accounting standard change (a Significant Event), as well as the following Significant Events:
VII outside +/- 10% of earnings: For the three-year period, VII was well above the three-year Business Plan, driven by very favorable private equity performance mainly in 2021 and met the criteria of a Significant Event, resulting in a $2.0 billion decrease to Adjusted Earnings and the corresponding average equity impact.
COVID-19 catastrophe losses outside of Business Plan: At the time the three-year Business Plan was prepared, it was not anticipated that COVID-19 would continue to be an unprecedented catastrophic event throughout 2021. However, COVID-19 losses were above Business Plan in 2021 and losses continued in 2022. As such, this met the criteria of a Significant Event, resulting in an $1.6 billion increase to Adjusted Earnings and corresponding average equity impact.
Without the VII and COVID-19 Significant Event adjustments for Adjusted ROE, the Performance Share Performance Factor under the 2021-2023 period would be 141.9%.

98

Executive Compensation
Value Realized From Performance Shares/Units Vested in 2023
This table shows how the performance factor and change in share value affected the value that award holders realized from 2021-2023 Performance Shares (or cash equivalents):

2021-2023 Performance Shares/Units - Realized Value Illustration
Event	# of Shares/Units (example only)	Date	Share Price ($)	Award Value (pre-tax) ($)
At Grant	1,000	February 23, 2021	57.43	57,430
At Board approval of 147.5% of Target Performance Factor	1,475	February 27, 2024	69.16	102,011
Award Value at Board approval of Performance Factor as a % of Award Value at Grant (reflects Performance Factor and change in Share price)				178%
Award Value differs from the grant date fair value calculated in accordance with the applicable accounting standard, ASC 718; the grant date fair value was disclosed in the Company's 2021 Proxy Statement on the Grants of Plan-Based Awards table. For more information, see Option Exercises and Stock Vested in 2023.
Outstanding Performance Shares continue to vest. As a result, those Performance Shares continue to reflect MetLife’s Adjusted ROE performance and TSR. For more information, see Outstanding Equity Awards at 2023 Fiscal Year-End.
Phantom Stock-Based Awards
The Company grants cash-settled stock-based awards (Phantom Awards) to employees based outside the
United States, if paying cash is more appropriate than delivering shares in light of tax and other regulatory circumstances. Each such vehicle has the same LTI award value, performance metrics, and vesting requirements as its Share-payable equivalent.
Rule of 65 for LTI Vesting
Employees whose combined age and complete years of MetLife employment is 65 or more, with at least five complete years of MetLife employment (the Rule of 65), will retain their awards following the end of their employment, unless discharged for cause, and subject to the below restrictive covenants.
Restrictive Covenants
In order to protect the Company, MetLife’s LTI provides that executive officers who leave MetLife and provide services to a competitor, or any employee who violates MetLife’s U.S. agreement to protect corporate property or disparages MetLife, may lose those awards. The agreement to protect corporate property protects MetLife’s ownership of its property and information (including intellectual property), and prohibits the employee from interfering with MetLife’s business or soliciting MetLife’s employees or certain of its agents to leave MetLife until 18 months following the end of employment.
Retirement and Other Benefits
MetLife recognizes the importance of providing comprehensive, cost-effective benefits to attract, retain, engage, and motivate talented employees. The Company reviews its benefits program from time to time and makes adjustments to the design of the program to meet these objectives and to remain competitive with other employers.
U.S.-Based Pension Program
The Company sponsors a pension program in which all eligible U.S.-based employees, including each U.S.-based executive officer, participate after one year of service. The program rewards employees for the length of their service and, indirectly, for their job performance because the amount of benefits increases with the length of employees’ service and the salary and annual incentive awards they earn.
The program includes the MetLife Retirement Plan (the Retirement Plan) and the MetLife Auxiliary Plan (the Auxiliary Plan). The Auxiliary Plan provides pension benefits that would apply under the (qualified) Retirement Plan if U.S. tax limits on eligible compensation did not apply. It provides no additional or special benefits for executive officers. The same compensation formulas were used for benefits accrued in both plans in 2023.

2024 PROXY STATEMENT	99

Executive Compensation
Pension Plans Applicable to Mr. Khalaf
Mr. Khalaf is a legacy participant in the Deferred Compensation Plan for Globally Mobile Employees (the Global Plan) and the Alico Overseas Pension Plan (the Overseas Plan). Mr. Khalaf did not accrue any benefits for his compensation and service in 2023 under either plan. However, his potential early retirement reduction factor under each plan changed as a result of the difference in his age from year-end 2022 to year-end 2023.
For additional information about pension benefits for the Named Executive Officers, see Pension Benefits at 2023 Fiscal Year-End.
401(k) Program for U.S.-Based Executives
The Company sponsors a 401(k) program for U.S.-based employees in which each U.S.-based executive officer is eligible to contribute a portion of eligible compensation. U.S. employees are also eligible for employer matching contributions in order to encourage and reward such savings.
The program includes the MetLife 401(k) Plan (the 401(k) Plan), a tax-qualified defined contribution plan that includes pre-tax contributions, Roth contributions, after-tax contributions, and catch-up contributions (for employees age 50 or older), and employer matching contributions under U.S. Internal Revenue Code requirements. Named Executive Officers and other eligible U.S.-based employees who elected to contribute a portion of their eligible compensation under the 401(k) Plan in 2023 received an employer matching contribution of their eligible compensation in the 401(k) Plan in 2023 as follows:

Employee Contribution (as a percentage of eligible compensation) (%)	Employer Matching Contribution (as a percentage of eligible compensation) (%)
3	3.0
4	3.5
5 or more	4.0
The program also includes the MetLife Auxiliary Match Plan (the Match Plan), an unfunded nonqualified deferred compensation plan that provides employer contributions for employees who elect to contribute to the 401(k) Plan and who have compensation beyond annual U.S. Internal Revenue Code limits. The contributions are similar to those that match employee contributions to the 401(k) Plan.
Employer matching contributions for the Named Executive Officers are included in the “All Other Compensation” column of the Summary Compensation Table. Because the Match Plan is a nonqualified deferred compensation plan, the Company’s contributions to the Named Executive Officers’ accounts, and the Named Executive Officers’ accumulated account balances and any payouts made during 2023, are reported in the table entitled Nonqualified Deferred Compensation at 2023 Fiscal Year-End.
U.S.-Based Nonqualified Deferred Compensation Program
The Company sponsors a nonqualified deferred compensation program for employees at the Assistant Vice President level and above in the U.S., including each Named Executive Officer to receive tax-deferred simulated investments. See Nonqualified Deferred Compensation at 2023 Fiscal Year-End for amounts of nonqualified deferred compensation reported for the Named Executive Officers.

100

Executive Compensation
Perquisites
The Company provided executive officers limited perquisites in 2023.
•To maximize the accessibility and security of executive officers, the Company made leased vehicles and drivers or other car services available to executives for commuting and personal use.
•The Company leases an aircraft for purposes of efficient business travel and security for our executives. While the CEO may occasionally use the aircraft for personal travel at the Company’s expense, the Company policy does not require him to use the aircraft for all personal travel.
•For recordkeeping and administrative convenience, the Company paid certain other costs, such as incidental personal expenses for executive officers related to business functions. The Company’s incremental cost for these items was less than $500 for each of the Named Executive Officers.
•Mr. McCallion’s previous MetLife service in EMEA caused multi-jurisdiction tax complexity that persisted for several years after his transfer back to the U.S. As a result, MetLife, Inc. provided him with tax return preparation services in 2023.
•The Company holds events to facilitate and strengthen its relationship with customers, potential customers, and other business partners, such as events at MetLife Stadium. The Company occasionally allows employees, including executive officers, their family members, and their personal guests, personal use of its facilities at MetLife Stadium, to the extent space at such events is available or the facilities are not in use for business purposes.
•Each of these Named Executive Officers, including the CEO, is responsible for any personal income taxes due as a result of receiving any of the above benefits. The Company does not pay, or gross-up any compensation to cover, any executive officer’s income tax on benefits or perquisites.
The incremental cost of perquisites provided to the Named Executive Officers for 2023 is included in the “All Other Compensation” column of the Summary Compensation Table, if the total cost of those perquisites for that executive exceeded $10,000.
Potential Termination Payments
Severance Pay and Related Benefits
The following describes the Company’s standard severance program. The Company may, in the future, enter into severance agreements that differ from the general terms of the program where business circumstances warrant.
If the employment of a U.S.-based executive officer ends involuntarily due to job elimination or, in limited circumstances, due to performance, he or she may be eligible for the severance program available to substantially all salaried employees. The program generally provides employees with severance pay, outplacement services, and other benefits. Employees terminated for cause, as defined under the program, are not eligible. The amount of severance pay reflects the employees’ salary grade, base salary rate, and length of service. The severance pay formula for officer-level employees is potentially higher than that for other employees. Longer-service employees receive greater payments than shorter-service employees, given the same salary grade and base salary. Depending on the terms of the individual’s particular award, employees who meet the Rule of 65 or other applicable age and service criteria retain their outstanding LTI. Otherwise, employees who receive severance pay also generally receive a pro-rata cash payment in consideration of certain forfeited Performance Shares (generally, those awards granted in prior calendar years).

2024 PROXY STATEMENT	101

Executive Compensation
Change-in-Control Arrangements
The Company has adopted arrangements regarding the impact on the executive officer’s compensation and benefits in the event of a change-in-control of MetLife. None of the executive officers are entitled to any excise tax gross-up either on severance pay or on any other benefits payable in the event of a change-in-control of the Company.
The Company established the MetLife Executive Severance Plan (the Executive Severance Plan) in 2007 to apply to all executive officers and replace individual change-in-control agreements.
The Board determined the terms of the plan based on its judgment of what is necessary to maximize shareholder value should a change-in-control occur. The Company designed the elements of its change-in-control definition to include circumstances where effective control over the Company would be captured by interests that differ substantially from those of the broad shareholder base the Company now has, without impinging on the Company’s flexibility to engage in transactions that are unlikely to involve such a transformation. An executive officer who receives benefits under the Executive Severance Plan would not also be eligible to receive severance pay under the Company’s severance plan that is available to substantially all salaried employees.
The Executive Severance Plan does not provide for any payments or benefits based solely on a change-in-control of MetLife. Rather, the Plan provides for severance pay and related benefits only if the executive’s employment also ends under defined circumstances.
The Company’s LTI also includes change-in-control provisions. Under these provisions, MetLife or its successor may substitute an alternative award of equivalent value and vesting provisions no less favorable than the award being replaced. Only if such substitution does not occur would the awards vest immediately upon a change-in-control.
For additional information about change-in-control arrangements, including the Company’s definition of change-in-control for these purposes, see Potential Payments upon Termination or Change-in-Control at 2023 Fiscal Year-End.

102

Executive Compensation

04	How do we review compensation against peer companies?
The Compensation Committee periodically reviews the competitiveness of MetLife’s Total Compensation framework using data reflecting a comparator group of companies in the insurance and broader financial services industries with which MetLife competes for executive talent (the Comparator Group).
The Committee chose the members of the Comparator Group based on the size of the firms relative to MetLife and the extent of their global presence or their similarity to MetLife in the importance of investment, and risk management to their businesses, as well as their being competitors for executive talent. It reviews the composition of the Comparator Group from time to time to ensure that the group remains an appropriate comparator group for the Company.
In determining the executive officer’s Total Compensation for 2023, the Committee considered the global nature of the Company’s business and the Company’s size, scope, and complexity relative to its peers, the challenges the executive officer manages, and the Committee’s expectations for the executive’s and the Company’s performance. MetLife’s competitive compensation philosophy is generally to provide Total Compensation around the size-adjusted median for like positions at Comparator Group companies, taking into account MetLife’s assets, revenue, and market capitalization relative to other companies in the Comparator Group. As a result, the Committee considered an executive officer’s Total Compensation to be competitive if it fell within a reasonable range of that size-adjusted median. While the Committee considers the competitive range, its compensation decisions are also based on individual factors such as performance, expectations of contributions to future performance, experience, and retention considerations. The Committee reviewed individual elements of the executive officer’s Total Compensation in comparison to available Comparator Group data, with a primary focus on Total Compensation. For 2023 performance and expectations of future contributions, each Named Executive Officer’s Total Compensation fell within or close to the 80% to 120% range of the point representing the size-adjusted median for the executive’s 2023 position.

2024 PROXY STATEMENT	103

Executive Compensation

$158.2B

JPMorgan Chase & Co.

AXA SA

Bank of America Corporation

Wells Fargo & Company

Citigroup Inc.
METLIFE $67B
HSBC Holdings plc
69th Percentile of Comparator Group

American Express Company

Allstate Corp.

Morgan Stanley

Prudential Financial Inc.

American International Group

The Travelers Companies, Inc.

Manulife Financial Corp.

Sun Life Financial Inc.

U.S. Bancorp

Hartford Financial Services

Aflac Inc.

$18.7B
2023 Revenues

$3,875.4B

JPMorgan Chase & Co.

Bank of America Corporation

HSBC Holdings plc

Citigroup Inc.

Wells Fargo & Company

Morgan Stanley

Prudential Financial Inc.

METLIFE $688B
AXA SA

53rd Percentile of Comparator Group	U.S. Bancorp

Manulife Financial Corp.

American International Group

American Express Company

Sun Life Financial Inc.

Aflac Inc.

The Travelers Companies, Inc.

Allstate Corp.

Hartford Financial Services

$76.7B
Total Assets as of December 31, 2023

$489.4B

JPMorgan Chase & Co.

Bank of America Corporation

Wells Fargo & Company

HSBC Holdings plc

Morgan Stanley

American Express Company

Citigroup Inc.

AXA SA

U.S. Bancorp
METLIFE $48B

Aflac Inc.

44th Percentile of Comparator Group
American International Group

The Travelers Companies, Inc.

Manulife Financial Corp.

Prudential Financial Inc.

Allstate Corp

Sun Life Financial Inc.

Hartford Financial Services

$23.9B
Market Capitalization as of December 31, 2023

MetLife is excluded from the Comparator Group when determining its percentile.
See Appendix A for further details.

104

Executive Compensation
Comparator Group and Performance Share TSR Peer Group
MetLife competes for executive talent with the compensation Comparator Group companies in the insurance and broader financial services industries. These companies also disclose compensation data that allows the Company to make useful comparisons.
The Performance Share global TSR Peer Group includes MetLife’s key publicly-traded insurance company competitors for business and/or investors. These competitors face business challenges similar to those MetLife faces, and therefore make more appropriate performance comparators than do some of the Comparator Group companies.

Performance Share TSR Peers: Insurance Companies (with ticker symbol)

Aflac (AFL)	Manulife (MFC)	American Express (AXP)	JPMorgan Chase (JPM)	Compensation Comparator Group: Insurance and Financial Services Companies (with ticker symbol)
AIG (AIG)	Prudential (PRU)	Bank of America (BAC)	Morgan Stanley (MS)
Allstate (ALL)	Sun Life (SLF)	Citigroup (C)	U.S. Bancorp (USB)
AXA (AXA)	Travelers (TRV)	HSBC (HSBA)	Wells Fargo (WFC)
The Hartford (HIG)

Allianz (ALV)	Lincoln National (LNC)
Chubb (CB)	Principal Financial (PFG)
Dai-ichi (8750)	Prudential plc (PRU LN)
Globe Life Inc. (GL)	Unum (UNM)
Legal & General (LGEN)	Zurich (ZURN)

2024 PROXY STATEMENT	105

Executive Compensation

05	How do we manage risk related to our compensation program?
Risk Management
MetLife’s compensation program leverages best practices and has a number of features that contribute to prudent decision making and do not incent executives to take excessive risks, including balance in design, risk mitigation policies, and Compensation Committee oversight that extends to incentive arrangements below the executive officers.

Incentive compensation aligned with risk management
•Adjusted Earnings – an important incentive compensation metric – excludes net investment gains and losses, net derivative gains and losses, and market risk benefit remeasurement gains and losses
•Executives are not penalized for hedging business exposures to risks inherent in a number of products, and not rewarded when the hedging positions benefit the Company
•Executives are not rewarded for harvesting capital gains beyond prudent capital and risk management
•Aligns with Company policy not to use derivatives for speculative purposes
•AVIP VII collar facilitates prudent risk management
•Company assesses Executives’ performance in risk management and governance practices

Long-term focus
•Three-year overlapping performance periods and vesting for long-term incentive compensation
•Time horizons for compensation reflect the extended time horizons to realize the results of many business decisions

Compensation Recoupment Policies (“clawback” and forfeiture)
Performance-Based Compensation Recoupment Policy
•Applies to all employees, including executive officers
•Company may seek to recoup performance-based compensation with respect to the period of misconduct
•Misconduct is fraudulent or other wrongful conduct that causes the Company or business financial or reputational harm, including an accounting restatement required by material noncompliance with financial reporting requirements
•For executive officers, Company may also seek to recoup compensation based on materially inaccurate performance measures, regardless of fault
•Applies to all equity award types (both time and performance based)
Recoupment of Erroneously Awarded Compensation under the Dodd-Frank Wall Street Reform and Consumer Protection Act Policy
•Executive officers, including former officers are required to repay erroneously awarded compensation in the event of certain financial restatements regardless of fault

Hedging and pledging policies
•Directors and employees, including executive officers, may not short-sell, hedge, trade in put and call options in, or pledge their Company securities
•Intended to prevent a misalignment, or appearance of misalignment, of interests with shareholders

Annual risk-review of incentive compensation programs
•Chief Risk Officer reviews programs and reports to the Compensation Committee
•Intended to ensure that programs do not encourage excessive risk-taking
•Analyzes performance measures, performance periods, payment determination processes, management controls, and risk management processes
•Chief Risk Officer concluded for 2023 that compensation programs did not encourage excessive risk-taking and, as a result, are not reasonably likely to have a material adverse effect on the Company

106

Executive Compensation

Share ownership requirements
•Ensure that executives’ interests are aligned with those of shareholders
•Encourage prudent risk-taking to the long-term benefit of shareholders
•Apply to employees at Senior Vice-President level and above, including executive officers
•Require retention of all net shares acquired from compensation awards to achieve and maintain ownership at or above the requirement

Executive Share Ownership
The share ownership of the Named Executive Officers was, as of March 15, 2024:

Name	Requirement (Multiple of Annual Base Salary Rate)	Ownership at or Above Requirement	Compliant with 100% Net Share Retention Requirements[1]
Michel A. Khalaf	7	✓	✓
John D. McCallion	4	✓	✓
Bill Pappas	4	✓	✓
Ramy Tadros	4	✓	✓
Marlene Debel	4	✓	✓
1Requires retention of all net shares acquired from compensation awards to achieve and maintain ownership at or above the requirement.
The Company sets share ownership requirements by level of executive responsibilities, and may increase those requirements immediately upon the executive assuming additional responsibilities. An executive must retain all net shares acquired from compensation awards to achieve and maintain ownership at or above the requirement. Employees may count the value of shares they or their immediate family members own directly or in trust. They may also count shares deferred under the Company’s nonqualified deferred compensation program.
The Company does not count outstanding LTI awards toward these requirements. Nevertheless, each Named Executive Officer has significant outstanding awards deliverable in shares that further align the executive’s interests with those of shareholders.
Stock-Based Award Timing Practices
The Compensation Committee grants LTI to executive officers at or around its regularly scheduled meeting in February of each year. The exercise price of Stock Options or Unit Options is the closing price of a share on the grant date. On the rare occasions when the Committee grants awards in connection with the hiring or change in responsibilities of an executive officer, or in order to encourage the executive to remain employed, it does so coincident with (or shortly after) the hiring, original vesting or payment date of awards from a prior employer forfeited to join MetLife, change in responsibilities, or other related changes. The Company has never granted, and has no plans to grant, any LTI to current or new employees in anticipation of the release of non-public information about the Company or any other company.
Tax Considerations
Section 162(m) of the U.S. Tax Code limits the deductibility of certain compensation paid to certain executives. The Committee grants nondeductible compensation as it determines to be in the interests of the Company.
Accounting Considerations
Stock Options, Performance Shares and Restricted Stock Units qualify as equity-classified instruments whose fair value for determining compensation expense under current accounting rules is fixed on the date of grant.
MetLife records Phantom Awards, which are settled in cash, as liabilities. It re-measures the liability and corresponding expense quarterly.

2024 PROXY STATEMENT	107

Executive Compensation
Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Non-qualified Deferred Compensation Earnings ($)[1]	All Other Compensation ($)	Total ($)
Michel A. Khalaf President and CEO	2023	1,475,000	—	11,285,532	1,597,381	4,800,000	1,088,180	279,916	20,526,009
	2022	1,387,500	—	10,145,223	1,297,465	5,000,000	—	277,238	18,107,426
	2021	1,350,000	—	8,743,585	1,150,008	4,650,000	449,706	278,074	16,621,373
John D. McCallion EVP, CFO of MetLife, Inc., and Head of MIM	2023	980,000	—	4,414,433	528,784	2,700,000	460,687	189,425	9,273,329
	2022	937,500	—	3,485,055	445,700	2,800,000	387,727	174,404	8,230,386
	2021	900,000	—	3,041,310	400,000	2,650,000	347,260	151,895	7,490,465
Bill Pappas EVP and Head of GTO	2023	901,250	—	3,624,013	448,921	2,200,000	343,987	128,050	7,646,221
	2022	868,750	—	2,981,660	381,322	2,300,000	308,874	122,750	6,963,356
	2021	850,000	—	2,661,121	350,007	2,200,000	280,871	114,000	6,455,999
Ramy Tadros Regional President, U.S. Business, and Head of MLH	2023	876,250	—	3,643,454	451,678	2,200,000	360,686	127,050	7,659,118
	2022	843,750	—	3,001,012	383,796	2,300,000	315,576	121,750	6,965,884
	2021	825,000	—	2,661,121	350,007	2,200,000	285,974	113,000	6,435,102
Marlene Debel[2] EVP, CRO of MetLife, Inc., and Head of MII	2023	747,917	—	2,514,875	291,935	1,800,000	270,014	102,129	5,726,870
1None of the Company’s Named Executive Officers had any above-market or preferential earnings on nonqualified deferred compensation in 2023 or any other year presented. The change in pension value reported in this column represents the increase in actuarial present value of any Named Executive Officer’s accumulated benefit under all defined benefit and actuarial pension plans in which the Named Executive Officer participates. For 2022, the present value amounts of Mr. Khalaf’s Global Plan and Overseas Plan benefits, which are both frozen, decreased from 2021. These decreases were due to the large increase in the discount rate from 2021, partially offset by the increase in present value due to Mr. Khalaf’s increase in age. The present value amounts of Mr. Khalaf’s Retirement Plan and Auxiliary Retirement Plan benefits increased due to standard benefits earned in 2022. For 2022, the total change in present value for all pension plans combined for Mr. Khalaf was a decrease of $749,210.
2This is the first year that Ms. Debel is an NEO.
Introduction
The amounts reported in the table above for 2023 include several elements that were not paid to the Named Executive Officers in 2023. The table includes items such as salary and cash incentive compensation that have been earned. It also includes the grant date fair value of Share-based LTI awards granted in 2023 which may never become payable or be delivered, or may ultimately have a value that differs substantially from the values reported in this table. The table also includes changes in the value of pension benefits from prior year-end to year-end 2023 which will become payable only after the Named Executive Officer ends employment. The same is true of the items and amounts reported in the table above for 2022 and 2021.
In addition, the amounts in the Total column do not represent Total Compensation as defined for purposes of the Company’s compensation framework and philosophy, and include elements that do not relate to 2023 performance. For additional information, see the Compensation Discussion and Analysis.
Amounts in the Summary Compensation Table are further discussed as follows.

108

Executive Compensation
Salary
The amount reported in the Salary column is the amount of base salary earned by each Named Executive Officer in that year. For the relationship of each Named Executive Officer’s 2023 base salary earnings to that officer’s 2022 Total Compensation, see Highlights of Executive Performance and Compensation.
Stock Awards
Performance Shares
The Company granted Performance Shares to Named Executive Officers in 2023 pursuant to the 2015 Stock and Incentive Plan.
No monetary consideration was paid by a Named Executive Officer for any awards. No dividends or dividend equivalents are earned on any awards.
Performance Shares are delivered in shares after the end of the three-year performance period from January 1, 2023 to December 31, 2025.
The number of shares the Company delivers at the end of the performance period is calculated by multiplying the number of Performance Shares by a performance factor (from 0% to 175%). The performance factor is determined based on the Company’s Adjusted ROE compared to its three-year Business Plan and TSR during the performance period compared to the Company’s peers.
For a further discussion of the performance goals applicable to the Performance Share awards in 2023, see the Compensation Discussion and Analysis. For a discussion of the 2022 and 2021 Performance share awards (or phantom equivalents), see the Company’s 2023 and 2022 Proxy Statements, respectively. For a description of the effect on the awards of a termination of employment or change-in-control of MetLife, see Potential Payments upon Termination or Change-in-Control at 2023 Fiscal Year-End.
Restricted Stock Units
The Company granted Restricted Stock Units to Named Executive Officers in 2023 pursuant to the 2015 Stock and Incentive Plan. The Company granted annual awards in February 2023 as part of its annual compensation process, and special awards in August 2023 to Messrs. McCallion, Pappas, and Tadros, and Ms. Debel in connection with their additional responsibilities and to enhance retention. For the annual grants, one-third of each of the awards vests on or shortly following each of the first three anniversaries of the grant date. For the special grants, the awards will vest in their entirety on the third anniversary of the grant date. No monetary consideration was paid by a Named Executive Officer for any awards. No dividends or dividend equivalents are earned on any awards. Restricted Stock Units are delivered in shares.
For a discussion of the 2022 and 2021 Restricted Stock Unit awards (or phantom equivalents), see the Company’s 2023 and 2022 Proxy Statements. For a description of the effect on the awards of a termination of employment or change-in-control of MetLife, see Potential Payments upon Termination or Change-in-Control at 2023 Fiscal Year-End.
Method for Determining Amounts Reported
The amounts reported in this column for Stock Awards were calculated by multiplying the number of shares (or phantom equivalents) by their respective grant date fair value:
•$57.30 for August 31, 2023
•$65.68 for February 28, 2023
•$62.83 for February 22, 2022
•$51.37 for February 23, 2021
Those amounts are the aggregate grant date fair value of the awards under ASC 718 consistent with the estimate of aggregate compensation cost to be recognized over the service period. For Performance Shares a (or phantom equivalents), the amounts are based on target performance, which is a total performance factor of 100%. This is the “probable outcome” of the performance conditions to which those awards are subject, determined under ASC 718.

2024 PROXY STATEMENT	109

Executive Compensation
The grant date fair values of the Performance Shares assuming the highest level of performance conditions would be 1.75 times the amounts included in this column, rounded down to the nearest whole Share, because the same grant date fair value per share would be used but the total performance factor used would be 175%. For 2023 Performance share awards, that would produce the following hypothetical Grant Date Fair Values:

Name	Hypothetical Grant Date Fair Value of 2023-2025 Performance Shares at Maximum Performance Level ($)
Michel A. Khalaf	16,264,338
John D. McCallion	5,384,118
Bill Pappas	4,570,934
Ramy Tadros	4,598,979
Marlene Debel	2,972,414
For a description of the assumptions made in determining the expenses of share awards, see Notes 1 and 19 of the Notes to the Consolidated Financial Statements in the 2023 Form 10-K, Notes 1 and 16 of the Notes to the Consolidated Financial Statements in the 2022 Form 10-K, and Notes 1 and 16 of the Notes to the Consolidated Financial Statements in the 2021 Form 10-K. In determining these expenses, the Company assumed that each Named Executive Officer would satisfy any service requirements for vesting of the award. As a result, while a discount for the possibility of forfeiture of the award for this reason was applied to determine the expenses of these awards as reported in the Company’s Annual Reports on Form 10-K, no such discount was applied in determining the expenses reported in this column.
Option Awards
The Company granted Stock Option awards in 2023 to Named Executive Officers pursuant to the 2015 Stock and Incentive Plan. The Stock Options will normally become exercisable at the rate of one-third of each grant on each of the first three anniversaries of the grant date, and expire on the day before the tenth anniversary of that grant date. Each of these awards had a per option exercise price equal to the closing price of a share on the grant date of $71.73. No monetary consideration was paid by a Named Executive Officer for any awards.
For a discussion of the 2022 and 2021 Stock Options (or phantom equivalents), see the Company’s 2023 and 2022 Proxy Statements, respectively. For a description of the effect on the awards of a termination of employment or change-in-control of MetLife, see Potential Payments upon Termination or Change-in-Control at 2023 Fiscal Year-End.
Method for Determining Amounts Reported
The amounts reported in this column were calculated by multiplying the number of Stock Options (or phantom equivalents) by a grant date fair value per option of:
•$17.56 for February 28, 2023
•$15.18 for February 22, 2022
•$12.76 for February 23, 2021
Those amounts are the aggregate grant date fair value of the Stock Options granted in each year under ASC 718, consistent with the estimate of aggregate compensation cost to be recognized over the service period.
For a description of the assumptions made in determining the expenses of Stock Option awards, see Notes 1 and 19 to the Consolidated Financial Statements in the 2023 Form 10-K, Notes 1 and 16 to the Consolidated Financial Statements in the 2022 Form 10-K, and Notes 1 and 16 in the 2021 Form 10-K. In determining these expenses, it was assumed that each Named Executive Officer would satisfy any service requirements for vesting of the award. As a result, while a discount for the possibility of forfeiture of the award was applied to determine the expenses of these awards as reported in the Company’s Annual Reports on Form 10-K, no such discount was applied in determining the expenses reported in this column. The grant date of the awards was the date that the Board approved the awards.

110

Executive Compensation
Non-Equity Incentive Plan Compensation
The amounts reported in the Non-Equity Incentive Plan Compensation column for each Named Executive Officer are 2023 AVIP awards, which the Compensation Committee made in February 2024 based on 2023 performance and payable in cash by March 15, 2024. The awards were made pursuant to the 2015 Stock and Incentive Plan. The factors considered and analyzed by the Compensation Committee in determining the awards are discussed in the Compensation Discussion and Analysis.
Amounts reported in this column for 2022 and 2021 are AVIP awards with a similar relationship to performance in those years. The basis of these awards to the Named Executive Officers who appear in the Company’s 2023 and 2022 Proxy Statements, respectively, is discussed further in those Proxy Statements.
Change in Pension Value and Nonqualified Deferred Compensation Earnings
The amounts reported in the “Change in Pension Value and Nonqualified Deferred Compensation Earnings” column for 2023 represent only any aggregate increase during 2023 in the actuarial present value of accumulated pension benefits for each of the Named Executive Officers. Any increase in the actuarial present value of the benefits for those who participate in the U.S.-based pension program reflects base salary compensation earned in 2023 (reflecting any increases in base salary rate) and AVIP awards payable in March 2023 for 2022 performance, to the extent applicable under each plan.
The Named Executive Officers participate in the same U.S.-based pension program as do other administrative employees in the U.S. On account of his prior compensation and service based outside the U.S., Mr. Khalaf also participated in the Overseas Plan and the Global Plan.
For a description of pension benefits, including the formula for determining benefits, see Pension Benefits at 2023 Fiscal Year-End.
None of the Named Executive Officers’ earnings on their nonqualified deferred compensation in 2023, 2022, or 2021 were above-market or preferential. As a result, the Company has not included any earnings credited on their nonqualified deferred compensation in this column. For a description of the Company’s nonqualified deferred compensation plans and the simulated investments used to determine earnings, see Nonqualified Deferred Compensation at 2023 Fiscal Year-End.
All Other Compensation
The amounts reported for 2023 include the following items:

Name[1]	Employer 401(k) Program Contributions ($)	Perquisites and Other Personal Benefits ($)[1]	Total ($)
Michel A. Khalaf	259,000	20,916	279,916
John D. McCallion	151,200	38,225	189,425
Bill Pappas	128,050	—	128,050
Ramy Tadros	127,050	—	127,050
Marlene Debel	86,917	15,212	102,129
1Each of Mr. Pappas’ and Mr. Tadros’ aggregate amounts of perquisites and other personal benefits in 2023 were less than $10,000, and are therefore not reported in the table consistent with SEC rules.
Employer 401(k) Program Contributions
U.S.-based eligible employees may make contributions to the 401(k) Plan, which is tax-qualified under the U.S. Internal Revenue Code. Employer matching contributions were also made to the 401(k) Plan in 2023. In addition, the Company made employer contributions to the Match Plan that allows contributions beyond the U.S. Internal Revenue Code annual limits on the compensation an employee may contribute to the 401(k) Plan. These employer contributions to the Match Plan (but not to the 401(k) Plan) are also reflected in the “Registrant Contributions in Last FY” column of the Nonqualified Deferred Compensation at 2023 Fiscal Year-End.

2024 PROXY STATEMENT	111

Executive Compensation
Perquisites and Other Personal Benefits
Goods or services provided to the Named Executive Officers are perquisites or personal benefits only if they confer a personal benefit on the executive. However, goods or services that are directly and integrally related to the executive’s job duties, or are offered generally to all employees, or for which the executive fully reimbursed the Company, are not perquisites or personal benefits. Perquisites and other personal benefits are reported at the Company’s aggregate incremental cost. The following describes each type of perquisite or other personal benefit.
Personal Car Service
The Company provided limited personal automobile travel, incurring the cost of tolls, fuel, driver overtime compensation, and other costs reported in the table above. Where the executive used an outside car service for personal travel, the Company’s cost is also included.
Personal Company Aircraft Use
The reported amounts for Mr. Khalaf and Mr. McCallion include the aggregate incremental costs to the Company for the personal use of the Company’s leased aircraft by the Named Executive Officers and/or their guests. The personal use of the Company’s leased aircraft is determined by calculating the variable costs that were charged to the Company by the vendor that operates the Company’s leased aircraft for trip-related crew hotels and meals, landing and ground handling fees, hangar and parking costs, in-flight catering and telephone usage, and similar items. Fuel costs were calculated and included based on average fuel cost per flight hour for each hour of personal use. Because the aircraft is leased primarily for business use, fixed costs such as lease payments are not included in these amounts. The Company does not require the CEO to use the Company’s aircraft for all personal and business travel.
Personal Conference, Event, and Travel
The reported amounts reflect the costs incurred by the Company for the Named Executive Officer at or in connection with a Company business conference, meeting, or other event, including travel and meals for family members accompanying a Named Executive Officer on business travel. Costs paid to a vendor to make personal travel reservations for the Named Executive Officers or their family members are also included.
Tax Preparation
MetLife provided professional tax return preparation services to Mr. McCallion related to his previous MetLife service outside the U.S. which caused the executive and MetLife multi-jurisdiction tax complexity persisting for several years after his transfer back to the U.S.

112

Executive Compensation
Grants of Plan-Based Awards in 2023

Name	Grant Date	Estimated Future Payouts Under Equity Incentive Plan Awards
		Threshold (#)	Target (#)	Maximum (#)	All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)
Michel A. Khalaf	February 28, 2023	35,375	141,503	247,630				9,293,917
	February 28, 2023				30,323			1,991,615
	February 28, 2023					90,967	71.73	1,597,381
John D. McCallion	February 28, 2023	11,710	46,843	81,975				3,076,648
	February 28, 2023				10,038			659,296
	February 28, 2023					30,113	71.73	528,784
	August 31, 2023				11,841			678,489
Bill Pappas	February 28, 2023	9,942	39,768	69,594				2,611,962
	February 28, 2023				8,522			559,725
	February 28, 2023					25,565	71.73	448,921
	August 31, 2023				7,894			452,326
Ramy Tadros	February 28, 2023	10,003	40,012	70,021				2,627,988
	February 28, 2023				8,574			563,140
	February 28, 2023					25,722	71.73	451,678
	August 31, 2023				7,894			452,326
Marlene Debel	February 28, 2023	6,465	25,861	45,256				1,698,550
	February 28, 2023				5,542			363,999
	February 28, 2023					16,625	71.73	291,935
	August 31, 2023				7,894			452,326
Equity Incentive Plan Awards
The amounts in these columns reflect a range of shares the Company may deliver to settle Performance Shares granted to each Named Executive Officer in 2023. In each case, it is also possible that no shares will be delivered or cash paid. If the 25% threshold performance factor in the metrics endorsed by the Compensation Committee applies, each Named Executive Officer would receive the number of Performance Shares reflected in the Threshold column of this table. If the target performance factor applies, each Named Executive Officer would receive the number of Performance Shares reflected in the Target column of the table. The maximum performance factor of 175% is reflected in the Maximum column of the table. For a more detailed description of the material terms and conditions of these awards, see the Summary Compensation Table and the text accompanying that table.
All Other Stock Awards
The amounts in this column reflect the potential number of shares the Company may deliver to settle Restricted Stock Units granted to each Named Executive Officer in 2023. In each case, it is also possible that no shares will be delivered or cash paid.
For a more detailed description of the material terms and conditions of these awards, see the Summary Compensation Table and the text accompanying that table.

2024 PROXY STATEMENT	113

Executive Compensation
All Other Option Awards
For a description of the material terms and conditions of these awards, see the Summary Compensation Table and the text accompanying that table.
Non-Equity Incentive Plans
Each Named Executive Officer serving as of February 2024 was eligible for a 2023 AVIP award at that time. The technical maximum amount prescribed by the governing plan, the 2015 Stock and Incentive Plan, in any given year is $10 million. The amounts of the 2023 AVIP awards paid to the Named Executive Officers do not approach this limit. For more information about non-equity incentive plan eligibility and awards made in 2024 based on 2023 performance, see the Summary Compensation Table and the text accompanying that table.

114

Executive Compensation
Outstanding Equity Awards at 2023 Fiscal Year-End

	Option Awards[1,6]				Stock Awards[6]
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)[2]	Market Value of Shares or Units of Stock That Have Not Vested ($)[3]	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights Not Vested (#)[4]	Equity Incent Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights Not Vested ($)[5]
Michel A. Khalaf	25,181	—	45.15	February 24, 2024
	26,138	—	45.91	February 23, 2025
	28,817	—	46.85	February 27, 2027
	34,608	—	45.50	March 1, 2028
	90,726	—	44.65	February 25, 2029
	94,578	—	47.58	February 24, 2030
	60,084	30,042	57.43	February 22, 2031
	28,490	56,982	68.96	February 21, 2032
	—	90,967	71.73	February 27, 2033
					59,333	3,923,691	480,338	31,764,752
John D. McCallion	6,533	—	46.85	February 27, 2027
	10,712	—	45.50	March 1, 2028
	30,242	—	44.65	February 25, 2029
	34,048	—	47.58	February 24, 2030
	20,898	10,450	57.43	February 22, 2031
	9,787	19,574	68.96	February 21, 2032
	—	30,113	71.73	February 27, 2033
					31,888	2,108,753	161,913	10,707,307
Bill Pappas	18,286	9,144	57.43	February 22, 2031
	8,373	16,747	68.96	February 21, 2032
	—	25,565	71.73	February 27, 2033
					25,048	1,656,424	137,985	9,124,948
Ramy Tadros	5,933	—	45.50	March 1, 2028
	20,162	—	44.65	February 25, 2029
	28,374	—	47.58	February 24, 2030
	18,286	9,144	57.43	February 22, 2031
	8,427	16,856	68.96	February 21, 2032
	—	25,722	71.73	February 27, 2033
					25,136	1,662,244	138,857	9,182,613
Marlene Debel	9,703	—	45.91	February 23, 2025
	13,107	—	34.33	February 22, 2026
	10,600	—	46.85	February 27, 2027
	10,712	—	45.50	March 1, 2028
	12,013	—	44.65	February 25, 2029
	13,241	—	47.58	February 24, 2030
	10,449	5,225	57.43	February 22, 2031
	5,328	10,658	68.96	February 21, 2032
	—	16,625	71.73	February 27, 2033
					18,732	1,238,747	88,778	5,870,889

2024 PROXY STATEMENT	115

Executive Compensation
1Each of these Option Awards are Stock Options. Each Option Award has an expiration date that is the day before the tenth anniversary of its grant date. Each Option Award becomes exercisable at a rate of one-third of each annual grant on each of the first three anniversaries of the grant date, subject to conditions.
2Each of these Stock Awards is Restricted Stock Units that vest in thirds on the first business day of March on or following each of the first three anniversaries of the grant date, except for a special one-time grant of Restricted Stock Units on August 31, 2023 to Messrs. McCallion (11,841 shares), Tadros (7,894 shares), and Pappas (7,894 shares), and Ms. Debel (7,894 shares) that will vest on the third anniversary of their date of grant.
3The hypothetical amount reflected in this column for each Named Executive Officer is equal to the number of Restricted Stock Units reflected in the column entitled “Number of Shares or Units of Stock That Have Not Vested” multiplied by the closing price of a share on December 29, 2023, the last business day of that year.
4Each of these Stock Awards is made up of Performance Shares. The number of Stock Awards reported is the maximum number of shares that the Company could deliver for the following performance periods:

	Maximum Performance Shares
	2022-2024 (#)	2023-2025 (#)
Michel A. Khalaf	232,708	247,630
John D. McCallion	79,938	81,975
Bill Pappas	68,391	69,594
Ramy Tadros	68,836	70,021
Marlene Debel	43,522	45,256
The Company has not yet delivered any shares for these Performance Shares, which vest at the end of the three-year performance period. The number of shares the Company delivers may be lower than the amounts reflected in this table. Under the terms of the awards, the number of shares the Company delivers, if any, will depend on a performance factor that the Board determines based upon a three-year performance period. The maximum performance factor has been used to report these outstanding awards because it was not possible to determine the Company’s performance in 2024 or 2025 at the time this Proxy Statement was filed. See the Summary Compensation Table and the text accompanying that table for a description of the terms of the Performance Shares.
5The hypothetical amount reflected in this column for each Named Executive Officer is equal to the number of Performance Shares reflected in the column entitled “Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested” multiplied by the closing price of a share on December 29, 2023, the last business day of that year.
6The Option Awards and Stock Awards granted in 2017 and earlier reflect an adjustment made as of August 4, 2017. On that date, MetLife, Inc. completed the separation of Brighthouse Financial through a distribution of Brighthouse Financial, Inc. common stock to MetLife, Inc. common shareholders. LTI award holders did not receive anything in that distribution. As a result, in order to maintain the intrinsic value of the LTI pursuant to the anti-dilution provisions of the 2015 Stock and Incentive Plan (or other applicable plan), the Company increased Option Awards and Stock Awards outstanding as of that date by an adjustment ratio, and lowered the Option Awards’ exercise price by dividing it by the same adjustment ratio. The Company determined the adjustment ratio by dividing the $53.92 closing price of MetLife, Inc. common stock on August 4, 2017, by the $48.17 opening price of MetLife, Inc. common stock on August 7, 2017, the next trading day.
The table above presents information about:
•Option Awards MetLife granted to the Named Executive Officers that were outstanding on December 31, 2023 because they had not been exercised or forfeited as of that date.
•Performance Shares MetLife granted to the Named Executive Officers that were outstanding on December 31, 2023 because they had not vested as of that date.
•Restricted Stock Units MetLife granted to the Named Executive Officers that were outstanding on December 31, 2023 because they had not vested as of that date.

116

Executive Compensation
Option Exercises and Stock Vested in 2023

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Michel A. Khalaf	—	—	236,771	15,811,964
John D. McCallion	—	—	82,445	5,506,212
Bill Pappas	—	—	87,678	5,936,164
Ramy Tadros	—	—	71,933	4,803,236
Marlene Debel	10,911	197,053	40,946	2,733,402
Option Awards
The amount for the value realized on exercise of Option Awards is the market value of shares when the executive exercised the Stock Option (or phantom equivalents) less the exercise price.
Stock Awards
These amounts include shares the Company delivered for Restricted Stock Units (or phantom equivalents) that vested in 2023. The value realized on vesting was determined using the closing price of a share on the vesting date. None of the Named Executive Officers had the opportunity to defer the shares that they might receive for these awards.
These amounts also include shares deliverable for Performance Shares (or phantom equivalents) for the 2021-2023 performance period, which vested on December 31, 2023. The value realized on vesting was determined using the number of shares deliverable, or cash equivalent, multiplied by the closing price of shares on the vesting date. The number of shares deliverable for this award (or cash equivalent) was calculated by multiplying the number of Performance Shares by the performance factor that pertained to the awards, which was 147.5%. For more information, see “Performance Shares” in How Did We Compensate Our CEO and Other Named Executive Officers?
Each Named Executive Officer who had a Performance Share award for the 2021-2023 performance period had the opportunity to defer shares deliverable for that award. None of them chose to defer any of those shares.

2024 PROXY STATEMENT	117

Executive Compensation
Pension Benefits at 2023 Fiscal Year-End

Name	Plan Name	Number of Years Credited Service (#)[1]	Present Value of Accumulated Benefit ($)[2,3]
Michel A. Khalaf	Retirement Plan	4.67	121,379
	Auxiliary Plan	4.67	2,466,014
	Global Plan	2.42	1,206,108
	Overseas Plan	27.66	2,362,886
John D. McCallion	Retirement Plan	16.50	426,237
	Auxiliary Plan	16.50	2,061,114
Bill Pappas	Retirement Plan	3.08	77,497
	Auxiliary Plan	3.08	859,777
Ramy Tadros	Retirement Plan	5.33	133,884
	Auxiliary Plan	5.33	1,302,345
Marlene Debel	Retirement Plan	11.50	295,450
	Auxiliary Plan	11.50	1,363,907
1Number of Years Credited Service reflects the number of years of service credited for determination of the amount of benefits, for those with sufficient service for purposes of eligibility, as of December 31, 2023, each plan’s measurement date used for financial statement reporting purposes with respect to MetLife, Inc. 2023 audited financial statements. Service for eligibility is determined separately and by different criteria from service for the determination of amount of benefits.
2Present Value of Accumulated Benefit reflects the actuarial present value of accumulated pension benefits as of December 31, 2023, each plan’s measurement date used for financial statement reporting purposes with respect to MetLife, Inc. 2023 audited financial statements.
3No Named Executive Officer received pension benefits payments in 2023.
U.S.-Based Pension Program
Each of the Named Executive Officers was eligible to participate in the U.S.-based Retirement Plan and Auxiliary Plan for all or a portion of 2023. Eligible employees qualify for pension benefits after one year of service and become vested in their accrued benefits after three years of service.
Pension Plans
Pension benefits are paid under two separate plans, primarily due to U.S. Internal Revenue Code requirements. The Retirement Plan is a tax-qualified defined benefit pension plan that provides benefits for eligible employees on the United States payroll. The U.S. Internal Revenue Code imposes annual limitations on eligible compensation and on the amounts that can be paid under the Retirement Plan. The purpose of the Auxiliary Plan is to provide benefits which eligible employees would have received under the Retirement Plan if these limitations were not imposed. Benefits under the Auxiliary Plan are calculated in substantially the same manner as they are under the Retirement Plan. The Auxiliary Plan is unfunded, and benefits under that plan are general unsecured promises of payment.
Determination of Benefits.
Each Named Executive Officer’s benefit under the U.S.-based plans will be determined under a formula based on monthly credits (the Account Formula). This formula applies to all similarly-situated employees. Each Named Executive Officer had sufficient service as of year-end 2023 to be fully vested in his or her Account Formula benefit.
Under the Account Formula, an eligible employee’s account is credited each month with an amount equal to 5% of eligible compensation up to the Social Security wage base (for 2023, $160,200), plus 10% of eligible compensation in excess of that wage base. Eligible compensation includes base salary and eligible annual incentive awards. In addition, amounts credited to each employee earn interest at an approximation of the U.S. government’s 30-year Treasury securities rate.

118

Executive Compensation
Once the employee’s eligible compensation exceeds the U.S. Internal Revenue Code annual limitation on eligible compensation, monthly credits continue in the Auxiliary Plan.
Form and Timing of Payment of Benefits
An employee may choose to receive vested Account Formula benefits from the Retirement Plan as a single lump-sum payment or as one of several forms of annuity at termination of employment or deferred until no later than age 65. Amounts accrued under the Auxiliary Plan that are determined by the Account Formula are paid in a lump sum at termination of employment or death, subject to any elections and other terms described under the U.S. Internal Revenue Code Section 409A (Section 409A), which governs the taxation of non-qualified deferred compensation paid by the Company to employees (or former employees) and other service providers.
Section 409A
Account Formula benefits in the Auxiliary Plan are subject to the requirements of Section 409A. Payments of amounts that are subject to Section 409A requirements payable to the top 50 highest paid officers in the Company that are due upon separation from service are delayed for six months following their separation.
Present Value Calculation Assumptions
The present value of each eligible Named Executive Officer participant’s accumulated pension benefits is equal to his or her Account Formula balance at December 31, 2023. Each Named Executive Officer was vested in such benefit as of that date.
Retirement Eligibility
Account Formula participants qualify to be paid their full vested benefit when their employment ends. Because Account Formula benefits are based on total amounts credited for the employee and not final average compensation, those benefits are not reduced for any early retirement.
Normal Retirement Eligibility applies at age 65 with at least one year of service. An employee is eligible for early Retirement Eligibility beginning at age 55 with 15 years of service. Each year of age over 57-1/2 reduces the number of years of service required to qualify for early retirement, until normal Retirement Eligibility at age 65 and at least one year of service.
While attaining Retirement Eligibility does not affect Account Formula benefits, attaining Retirement Eligibility does affect whether a departed employee may continue to exercise vested Stock Options or Unit Options granted in 2014 or earlier and whether distribution elections of compensation deferred under the Leadership Plan as described in the text accompanying the Nonqualified Deferred Compensation at 2023 Fiscal Year-End, in 2014 or earlier will be honored. See the text accompanying Potential Payments upon Termination or Change-in-Control for a discussion of these effects as of 2023 year-end.
Of the Named Executive Officers, only Michel Khalaf was Retirement Eligible by year-end 2023.
Mr. Khalaf’s Legacy Pension Benefits
Mr. Khalaf did not accrue any benefits for his compensation and service in 2023 under either the Global Plan or the Alico Overseas Pension Plan (the Overseas Plan). However, his potential early retirement reduction factor under each plan changed as a result of the difference in his age from year-end 2022 to year-end 2023.
Overseas Plan
Mr. Khalaf has participated in the Overseas Plan for over 27 years, dating back to his service with Alico and its affiliates prior to MetLife’s 2010 acquisition of that company. The Overseas Plan is for non-U.S.-based employees, and does not count compensation earned for services in the United States. The purpose of the Overseas Plan is to provide benefits for eligible employees based on length of service and base salary, excluding compensation for services to the Company while in the U.S. Eligible employees qualify for pension benefits after six months of service and become vested in their benefits after five years of service. The Overseas Plan is unfunded, and benefits under that plan are employer’s general unsecured promises of payment.
Mr. Khalaf’s service for purposes of the Overseas Plan includes his period of service with Alico and its affiliates prior to the Company’s acquisition of Alico on the same basis as such service is credited to other similarly-situated employees.

2024 PROXY STATEMENT	119

Executive Compensation
The Overseas Plan does not recognize service by any employee for the first six months of employment or service by an employee in the United States while the employee is a U.S. taxpayer, resident, or citizen.
An employee’s annual benefit under the Overseas Plan is determined by multiplying the employee’s years of service since January 1, 1966, but not exceeding 40 years, by 1.75% of the employee’s average final compensation, less each of the following: (1) approximately 1.43% of any social security benefit which the employee is eligible to receive, multiplied by the employee’s years of service, limited to 35 years; (2) the actuarial equivalent of the employer-contributed portion of any government-mandated defined contribution retirement plan, i.e., a “Provident Fund”; (3) any termination indemnity or severance allowance due under applicable law or labor agreement, not including any Company or affiliate severance plan, policy or agreement; (4) the actuarial equivalent of any employer contributions to any applicable defined contribution plan, and earnings on such contributions; and (5) the actuarial equivalent of the amount due to a participant from any other defined benefit plan sponsored by the Company or a Company affiliate.
An employee’s final average compensation is calculated by looking back at the 10-year period prior to retirement or termination of employment and determining the consecutive three-year period during which the employee’s eligible compensation produces the highest average annual compensation. Eligible compensation is limited to base salary, but does not include salary for services to the Company while in the U.S.
A participant may choose to receive benefits under the Overseas Plan as a 100% joint and survivor annuity, a 75% joint and survivor annuity, a 50% joint and survivor annuity, life annuity, or life and 10-year term certain annuity. The actuarial value of all forms of payment is substantially equivalent.
Benefits may not be paid to an employee before the employee becomes retirement eligible. Participants qualify for normal retirement at age 65 with at least five years of service, and early retirement beginning at age 55 with at least 10 years of service.
Early retirement payments are reduced from normal retirement benefits by an early retirement factor that depends on the employee’s age and years of service at the time payments begin. For each year prior to normal retirement that a participant’s payment starts, the annual payment is reduced by a stated percentage. For employees who were not yet age 54 as of January 1, 2006, including Mr. Khalaf, benefits accrued prior to January 1, 2006 are reduced by an early retirement factor of 3%. Benefits for such employees that accrued on or after January 1, 2006 are subject to the following early retirement reduction factors:

Minimum Age	60	60	55
Minimum Number of Years of Service	30	25	10
Reduction Factor (%)	3	4	5
Mr. Khalaf was eligible for early retirement benefits under the Overseas Plan in 2023.
Global Plan
The purpose of the Global Plan is to provide benefits determined using the same formula as the Overseas Plan, but based on eligible compensation earned for services to the Company in the U.S. As a result, Mr. Khalaf became eligible for the Global Plan upon his appointment as President, U.S. Business and EMEA during 2017, and was immediately credited with service on the same basis as the Overseas Plan.
Global Plan benefits are paid in a single lump sum when employment ends and, because that plan is subject to Section 409A, any payments to the top 50 highest paid officers in the Company that are due upon separation from service must be delayed for six months following separation. The Global Plan is unfunded, and benefits under that plan are general unsecured promises of payment.
Mr. Khalaf was eligible for early retirement benefits under the Global Plan in 2023.
Present Value Calculation
The present value of Mr. Khalaf’s accumulated pension benefits under each of these legacy plans is reported in the table above using assumed retirement at the earliest date Mr. Khalaf could retire with full benefits. This is the date Mr. Khalaf will reach age 65. Otherwise, the assumptions used were the same as those used for financial reporting under GAAP.
The discount rates used to determine the present value of the benefits were 5.60% as of December 31, 2022, and 5.25% as of December 31, 2023. For a discussion of the other assumptions made regarding this valuation, see Notes 1 and 21 of the Notes to Consolidated Financial Statements included in the 2023 Form 10-K.

120

Executive Compensation
Nonqualified Deferred Compensation at 2023 Fiscal Year-End

Name	Plan Name	Registrant Contributions in Last FY ($)[1]	Aggregate Earnings in Last FY ($)[2]	Aggregate Balance at Last FYE ($)[3,4]
Michel A. Khalaf	Match Plan	245,800	137,611	1,081,009
John D. McCallion	Match Plan	138,000	174,933	1,076,498
Bill Pappas	Match Plan	114,850	47,805	385,197
Ramy Tadros	Match Plan	113,850	95,134	622,023
Marlene Debel	Match Plan	73,717	13,963	550,527
1Amounts in this column are reported as components of Employer 401(k) Program for 2023 in the “All Other Compensation” column of the Summary Compensation Table.
2None of the amounts in this column are reported for 2023 in the Summary Compensation Table. See the text pertaining to the “Change in Pension Value and Nonqualified Deferred Compensation Earnings” column of that table.
3A portion of the amounts reported in this column is attributable to Match Plan contributions. These contributions are reflected in the “All Other Compensation” column of the Summary Compensation Tables in the Company’s previous Proxy Statements (beginning in 2007) for Named Executive Officers who were also named in those Proxy Statements: $683,600 for Mr. Khalaf; $509,640 for Mr. McCallion; $235,550 for Mr. Pappas and $373,750 for Mr. Tadros.
4No Named Executive Officer received payment of defined contribution nonqualified deferred compensation in 2023.
Leadership Plan
The Company’s U.S.-based nonqualified deferred compensation program offers defined contribution deferral opportunities to eligible employees. The program includes the Leadership Plan. Under the Leadership Plan, employees may generally elect to defer receipt of their base salary, AVIP awards, and Performance Shares. Income taxation on such compensation is delayed until the employee receives payment. Amounts deferred under the Leadership Plan are subject to the requirements of Section 409A. None of the Named Executive Officers deferred any compensation under the Leadership Plan in 2023.
Under the Leadership Plan, eligible employees may elect to defer receipt of up to 75% of their base salary, all of their AVIP awards, and any shares deliverable for Performance Share awards. These deferrals are voluntary contributions of the Named Executive Officers’ own earnings.
Compensation that would have been made in shares, but is deferred, remains deliverable in shares. This includes shares deliverable for Performance Shares, Restricted Stock Units, and the shares deliverable under the Long Term Performance Compensation Plan formerly maintained by the Company. Cash awards under the Long Term Performance Compensation Plan that were irrevocably deferred in the form of shares are also delivered in shares. All other deferred cash compensation is payable in cash.
Participants may elect to receive compensation they have deferred at a specified date before, upon or after separation of employment. In addition, participants may elect to receive payments in a single lump sum or in up to 15 annual installments. However, MetLife pays out the deferred compensation in a single lump sum when the employee leaves MetLife, unless the participant has met certain age and/or service milestones. With respect to compensation that would otherwise have been paid in 2014 and earlier but is instead deferred, the employee’s choice of form and timing of payment is honored if the employee becomes Retirement Eligible or meets the requirements for age and service and has a final separation agreement under a particular severance plan, making the employee eligible for post-retirement medical benefits despite not being Retirement Eligible (Bridge Eligible). With respect to compensation that would have been paid in 2015 or later but was instead deferred, the employee’s choice of form and timing of payment is honored if the employee has completed five or more years of service or is at least age 60 when employment ends. Payments to the top 50 highest paid officers that are due upon separation from service are delayed for six months following their separation, in compliance with Section 409A.

2024 PROXY STATEMENT	121

Executive Compensation
The Company offers a number of simulated investments under the MetLife Leadership Deferred Compensation Plan (the Leadership Plan). Participants may generally choose the simulated investments for their deferred cash compensation at the time they elect to defer compensation, and may change the simulated investment selections for their existing account balances at any time. The rate set for the Auxiliary Fixed Income Fund cannot exceed 120% of the applicable federal long-term rate under U.S. Internal Revenue Code Section 1274(d) at the time the rate is set.
The MetLife Deferred Shares Fund is available exclusively for compensation payable in Deferred Shares. Its returns reflect changes in the value of shares plus the value of imputed reinvested dividends.
The following table reflects the simulated investment returns for 2023 on each of the alternatives offered under the Leadership Plan.

Simulated Investment	2023 Returns (%)
Auxiliary Fixed Income Fund	2.82
Brighthouse Funds Trust II - Western Asset Mgt. Strategic Bond Opportunities Portfolio Class A	9.44
Oakmark Fund® - Investor Class (OAKMX)	30.89
Small Cap Equity Fund	16.92
Oakmark International Fund - Investor Class (OAKIX)	18.81
S&P 500® Index	26.29
Russell 2000® Index	16.93
MSCI EAFE® Index	18.24
Bloomberg U.S. Aggregate Bond Index	5.53
ICE Bank of America (BofA) Merrill Lynch U.S. High Yield Index	13.46
MSCI Emerging Markets Index	9.83
MetLife Deferred Shares Fund	(5.51)
Match Plan
The U.S. Internal Revenue Code limits annual compensation that is eligible for employer contributions under the 401(k) Plan. In 2023, the Company could not make contributions based on compensation over $330,000. Named Executive Officers and other eligible employees who elected to participate in the 401(k) Plan during 2023 were credited with a percentage of their eligible compensation beyond that limit in the Match Plan, using the same employee contribution rate as applied under the 401(k) Plan.
If the employee makes no election otherwise, Match Plan balances are paid in a lump sum one year after termination of employment. Employees can elect to receive their Match Plan balances in up to 15 annual installments and/or may elect to delay their payment, or the beginning of their annual payments, for up to 10 years after termination of employment.
Amounts in the Match Plan are subject to the requirements of Section 409A. Participants were able to elect the time and form of their payments through 2008, which was within the time period permitted for such elections under Section 409A. Since 2008, participants may change the time and form of their payments, but the election must be made during employment, must be made at least 12 months before payments would otherwise have begun, and must delay the start of benefit payments by at least five years from the date payments would have otherwise begun. Payments to the top 50 highest paid officers that are due upon separation from service are delayed for six months following their separation, in compliance with Section 409A.
Employees may choose from a number of simulated investments for their Match Plan accounts. These simulated investments were identical to the core funds offered under the 401(k) Plan in 2023, except that the rate set for the Auxiliary Fixed Income Fund available under the Match Plan cannot exceed 120% of the applicable federal long term rate under U.S. Internal Revenue Code Section 1274(d) at the time that rate is set. Employees may change the simulated investments for new employer matching contributions to their Match Plan accounts at any time.

122

Executive Compensation
Employees may change the simulated investments for their existing Match Plan accounts up to four times a month. The Company charges employees fees for moving existing balances out of certain international simulated investments prior to the expiration of pre-established holding periods.
The following table reflects the simulated investment returns for 2023 on each of the alternatives offered under the Match Plan.

Simulated Investment	2023 Returns (%)
Auxiliary Fixed Income Fund	2.82
Bond Index Fund	5.46
Balanced Index Fund	15.52
Large Cap Equity Index Fund	26.24
Large Cap Value Index Fund	11.42
Large Cap Growth Index Fund	42.69
Mid Cap Equity Index Fund	16.39
Small Cap Equity Fund	16.92
International Equity Fund	19.01

2024 PROXY STATEMENT	123

Executive Compensation
Potential Payments upon Termination or Change-in-Control at 2023 Fiscal Year-End
The following table reflects hypothetical, estimated additional payments and benefits that would have been earned or accrued, or that would have vested or been issued or paid earlier than normal, for any of our Named Executive Officers. It is based on a hypothetical end of the Named Executive Officer’s employment on the last business day of 2023 (the Trigger Date) and the closing price of a share on the Trigger Date, $66.13 (the Trigger Date Closing Price).

		Death		Severance-Eligible Termination (No Change-in-Control)			Change-in-Control (Assuming No Alternative Award)		Change-in-Control Severance Eligible Termination
Name	Voluntary Resignation ($)	Accelerated Stock Options ($)[1]	Issuance of Shares for Share Awards ($)[2]	Severance Pay ($)[3]	Out- placement ($)[4]	Pro-Rata Delivery of Shares for Share Awards ($)[5]	Accelerated Stock Options ($)[1]	Issuance of Shares for Share Awards ($)[2]	Severance Pay ($)[6]	Benefits Continuation ($)[7]
Michel A. Khalaf	—	261,365	22,074,988	1,211,538	3,071	—	261,365	22,074,988	12,266,667	144,411
John D. McCallion	—	90,915	8,227,233	856,731	3,071	—	90,915	8,227,233	6,817,508	109,236
Bill Pappas	—	79,553	6,870,709	560,000	3,071	2,747,600	79,553	6,870,709	6,153,333	86,155
Ramy Tadros	—	79,553	6,909,462	578,654	3,071	2,765,000	79,553	6,909,462	5,178,485	109,198
Marlene Debel	—	45,458	4,593,587	615,385	3,071	—	45,458	4,593,587	3,486,587	101,100
1Trigger Date unexercisable Options at Trigger Date Closing Price less exercise price.
2Trigger Date Outstanding Share Awards at Trigger Date Closing Price. Trigger Date Outstanding Share Awards, consist of (a) Trigger Date Outstanding Performance Awards, the executive’s 2022-2024 and 2023-2025 Performance Shares, each of which was outstanding as of the Trigger Date, at 100% of Performance Shares granted (Target Performance); and (b) Trigger Date Outstanding Restricted Awards, the executive’s Restricted Stock Units outstanding as of the Trigger Date.
3Twenty-eight weeks of Trigger Date annual salary rate plus one week of Trigger Date annual salary for every year of service, up to an overall maximum of 52 weeks’ base salary.
4Company’s cost for outplacement services.
5For Named Executive Officers whose age and service did not meet the Rule of 65 as of the Trigger Date, Trigger Date Outstanding Performance Awards, prorated for the performance period through the Trigger Date, at Trigger Date Closing Price.
6Two times the sum of Trigger Date annual salary rate and the average annual incentive awards for the three fiscal years prior to the change-in-control, subject to a “modified cap” for any U.S. Internal Revenue Code excise taxes. The Company would not have made the executive whole for any such taxes.
7Three-year actuarial present value of continued benefits, using assumptions in MetLife’s GAAP financial statements.
The table above does not include payments or benefits under arrangements available on the same basis generally to all salaried employees in the jurisdiction in which the executive is employed. Any of the executive’s pension benefits and nonqualified deferred compensation are described in the Pension Benefits at 2023 Fiscal Year-End and Nonqualified Deferred Compensation at 2023 Fiscal Year-End tables.

124

Executive Compensation
Voluntary Resignation
None of the Named Executive Officers has a preferential arrangement that calls for any severance pay in connection with a voluntary resignation from employment prior to a change-in-control, nor in such a case would any additional preferential payments or benefits have been earned or accrued, or have vested or been delivered or paid out earlier than normal, in favor of any Named Executive Officer.
A Named Executive Officer who had resigned but was Retirement Eligible (for awards granted in 2014 or earlier) or met the Rule of 65 (for awards granted in 2015 or later) as of the Trigger Date would have continued to receive the benefit of the executive’s outstanding LTI. The Company would have delivered shares for each of the executive’s Performance Shares after the conclusion of the performance period, and would have delivered shares for the executive’s Restricted Stock Units after the conclusion of the restriction period, and all of the executive’s unexercised Stock Options would have continued to vest and remain exercisable for the remainder of their full 10-year term. These terms apply to all employees who meet age and service qualifications. Employees who retain their awards may forfeit them if they violate terms including non-disparagement, protection of Company property, interfering with MetLife business, soliciting MetLife employees to leave the Company, or, for executive officers of the Company, competing with MetLife. See Outstanding Equity Awards at 2023 Fiscal Year-End for details on the Performance Shares and Stock Options (and cash equivalents of each).
As of the Trigger Date, Mr. Khalaf was the only Retirement Eligible Named Executive Officer. Ms. Debel, Mr. McCallion and Mr. Khalaf also met the Rule of 65.
Any other Named Executive Officer who had resigned on the Trigger Date would nevertheless have received any 2021-2023 Performance Shares previously granted to him, because these awards vested on December 31, 2023. The executive would have had 30 days from the Trigger Date to exercise any Stock Options that had vested as of the Trigger Date. Such a Named Executive Officer would have forfeited all other outstanding LTI.
An executive terminated for “cause” on the Trigger Date would not have continued to receive the benefit of existing LTI described above. For this purpose, “cause” is defined as engaging in a serious infraction of Company policy, theft of Company property or services or other dishonest conduct otherwise injurious to the interests of the Company, or demonstrated unacceptable lateness or absenteeism.
Death
In the event that a Named Executive Officer had died on the Trigger Date, that executive’s LTI would have vested and shares would have become immediately deliverable, or cash become immediately payable. The Company would have delivered shares for the executive’s unvested Performance Shares using Target Performance, and would have delivered shares for the executive’s unvested Restricted Stock Units. In each case, payment or delivery would have been made in a single lump sum. All of the executive’s Stock Options would have become immediately exercisable and remain exercisable through the expiration date of the Stock Options. These terms apply to all employees.
Severance-Eligible Termination (No Change-in-Control)
None of the Named Executive Officers has an employment agreement or other arrangement that calls for any severance pay in connection with a termination of employment for cause. If one of these Named Executive Officers had been terminated for cause on the Trigger Date, the executive’s unvested Performance Shares and Restricted Stock Units, and all of the executive’s Stock Options (and any cash-payable equivalents for each), would have been forfeited and the executive would have received no annual award for 2023 performance. For the definition of cause for this purpose, see above under “Voluntary Resignation.”
Had such a Named Executive Officer been terminated from employment on the Trigger Date due to job elimination without a change-in-control having occurred, the executive would have been eligible for severance pay under a severance program for all officer-level employees. The severance pay would have been equal to 28 weeks base salary plus one week for every year of service, up to 52 weeks base salary, paid in a single lump sum. In order to receive any severance pay, the executive would have had to enter into a separation agreement including a release of employment-related claims against the Company (a Separation Agreement). Each executive would also have been entitled to outplacement services. If such a Named Executive Officer’s termination had been due to performance, the amount of severance pay would have been one-half of what it would have been in the case of job elimination.

2024 PROXY STATEMENT	125

Executive Compensation
If an employee had been Bridge Eligible and involuntarily terminated with severance pay on the Trigger Date, that employee would have received the benefit of all outstanding LTI made in 2005 through 2014 on the same basis as those who were Retirement Eligible. In order to be Bridge Eligible, an employee must enter into a Separation Agreement. None of the Named Executive Officers had the requisite age and service to qualify for Bridge Eligibility as of the Trigger Date.
A Named Executive Officer whose employment was terminated with severance pay and who was not Retirement Eligible, had not met the Rule of 65, and was not Bridge Eligible as of the Trigger Date would have had 30 days from the Trigger Date to exercise any Stock Options that had vested as of the Trigger Date. Such a Named Executive Officer would have received shares for his 2021-2023 Performance Shares because these awards vested at the end of the performance period on December 31, 2023. Such a Named Executive Officer would have been offered pro-rata cash payments in consideration of any 2022-2024 and 2023-2025 Performance Shares, contingent on a Separation Agreement. The amount of payment for these Performance Shares would have been determined using the amount of time that had passed in the performance period through the date of the termination of employment, the number of Performance Shares granted, the lesser of the performance factor ultimately determined for that three-year performance period or target performance (100%), and the lesser of the closing price of shares on the date of grant and the closing price of shares on the date the Board determined the performance factor for that performance period. Such payments would not have been made until after the end of the applicable performance period.
Such a Named Executive Officer would also have been offered a pro-rata cash payment for any outstanding Restricted Stock Units that were to have vested in their entirety on the third or later anniversary of their grant date. Such a payment would have been based on the amount of time that had passed in the restriction period through the date of termination of employment.
Any pro-rata cash payment would have been in a single lump sum.
The estimated cost of these Share-award-related pro-rata payments for each Named Executive Officer is reflected in the table above, using the closing price of shares on the date of grant and a hypothetical 100% performance factor.
Change-in-Control (Assuming No Alternative Award)
The Company’s definition of change-in-control is: any person acquires beneficial ownership of 25% or more of MetLife’s voting securities (for this purpose, persons include any group under Rule 13d-5(b) under the Exchange Act, not including MetLife, any affiliate of MetLife, any Company employee benefit plan, or the MetLife Policyholder Trust); a change in the majority of the membership of MetLife’s Board of Directors (other than any director nominated or elected by other directors) occurs within any 24-month period; or a completed transaction after which the previous shareholders of MetLife do not own the majority of the voting shares in the resulting company, or do not own the majority of the voting shares in each company that holds more than 25% of the assets of MetLife prior to the transaction.
Had a change-in-control occurred on the Trigger Date, the Company could have chosen to substitute an award with at least the same value and at least equivalent material terms that complies with Section 409A (an Alternative Award), rather than accelerate the vesting of, and deliver shares or pay cash for, the existing LTI. Otherwise, the Company would have delivered shares for a Named Executive Officer’s unvested Performance Shares using Target Performance and the change-in-control price of shares, and would have delivered shares for the executive’s unvested Restricted Stock Units using the change-in-control price of shares. The Company would have made delivery or payment in a single lump sum within 30 days after the change-in-control, except that if the event did not qualify as a change-in-control as defined in Section 409A, then delivery or payment would have been made following the end of the three-year performance period originally applicable to the Performance Shares, or following the end of the restriction period applicable to the Restricted Stock Units.
In addition, if no Alternative Award had been made, each executive’s unvested Stock Options would have become immediately exercisable, and the Compensation Committee could have chosen to cancel each option in exchange for a single lump sum cash payment equal to the difference between the exercise price of the Stock Option and the change-in-control price.

126

Executive Compensation
Change-in-Control Severance-Eligible Termination
In addition to being eligible to receive the payments described above under “Change-in-Control,” each of the Named Executive Officers is eligible to participate in the Executive Severance Plan. Under this plan, had a change-in-control occurred on the Trigger Date, and had such a Named Executive Officer’s terms and conditions of employment during the three-year period beginning with the Trigger Date (Employment Period) not satisfied specified standards, the Named Executive Officer could have terminated employment and received severance pay and related benefits. These standards include:
•base pay no lower than the level paid before the change-in-control;
•annual bonus opportunities at least as high as other Company executives;
•participation in all long-term incentive compensation programs for key executives at a level at least as high as for other executives of the Company of comparable rank;
•aggregate annual bonus and long-term compensation awards at least equal to the aggregate value of such awards for any of the three years prior to the change-in-control;
•a pro-rata annual bonus for any fiscal year that extends beyond the end of the three-year period at least equal to the same pro-rata portion of any of the three annual bonuses granted prior to the change-in-control;
•participation in all Company pension, deferred compensation, savings, and other benefit plans at the same level as or better than those made available to other similarly-situated officers;
•vacation, indemnification, fringe benefits, and reimbursement of expenses on the same basis as other similarly-situated officers; and
•a work location at the same office as the executive had immediately prior to the change-in-control, or within 50 miles of that location.
In addition, if the Company had terminated a Named Executive Officer’s employment without cause during the Employment Period, the executive would have received severance pay and related benefits. For these purposes, cause is defined as the executive’s conviction or plea of nolo contendere to a felony, dishonesty or gross misconduct which results or is intended to result in material damage to the Company’s business or reputation, or repeated, material, willful and deliberate violations by the executive of the executive’s obligations.
Had a Named Executive Officer listed in the table above qualified for severance pay as of the Trigger Date, the amount would have been two times the sum of the executive’s annual salary rate plus the average of the executive’s AVIP awards for the three fiscal years prior to the change-in-control. If the executive would have received a greater net after-tax benefit by reducing the amount of severance pay below the U.S. Internal Revenue Code’s change-in-control excise tax threshold, the severance pay would have been reduced to an amount low enough to avoid that excise tax. Any such severance would have been paid in a single lump sum.
The executive’s related benefits would have included continuation of existing medical, dental, and long-term disability plan benefits for a period up to three years.
The estimated cost of these payments and benefits is reflected in the table above, using the Trigger Date Closing Price and the actuarial present value of continuation of benefits using the same assumptions or principles that are used by the Company for financial reporting purposes under GAAP.
If severance pay and related benefits had become due because the executive terminated employment because the Company failed to provide the terms and conditions specified above during the Employment Period, payment would have been delayed for six months in order to comply with Section 409A.

2024 PROXY STATEMENT	127

Executive Compensation
Pay versus Performance
This Pay versus Performance (PvP) disclosure presents information required by the SEC regarding “compensation actually paid” to our CEO and other Named Executive Officers in relation to certain company financial measures for each of the fiscal years ending December 31, 2020, 2021, 2022 and 2023. This PvP disclosure will be expanded next year to a rolling five years. MetLife’s compensation program and philosophy are described in the Compensation Discussion and Analysis section of this Proxy Statement, including a discussion of the linkage between the compensation awarded to our Named Executive Officers and Company performance metrics. The Compensation Committee did not consider this PvP disclosure when making incentive compensation decisions; the figures below have been calculated as required by SEC rules and do not reflect the actual amounts of compensation earned or paid to our CEO or other Named Executive Officers during the applicable years.

					Value of Initial Fixed $100 Investment Based on: [4]
Year	Summary Compensation Table Total for CEO[1] ($)	Compensation Actually Paid to CEO[1,2,3] ($)	Average Summary Compensation Table Total for Non-CEO NEOs[1] ($)	Average Compensation Actually Paid to Non-CEO NEOs[1,2,3] ($)	Company Total Shareholder Return ($)	Peer Group Total Shareholder Return[5] ($)	Net Income[6] (US GAAP) ($ in millions)	Company Selected Performance Measure: Adjusted Earnings[6,7] ($ in millions)
2023	20,526,009	15,388,590	7,576,385	6,186,830	149.29	142.87	1,380	5,525
2022	18,107,426	32,983,046	7,470,032	11,806,990	157.98	136.53	2,354	5,545
2021	16,621,373	32,506,964	6,877,477	11,374,318	132.49	123.73	6,353	7,954
2020	15,434,255	14,071,365	6,596,156	6,197,565	96.46	90.52	5,191	5,623
1Michel A. Khalaf served as CEO for the full year of each year shown. The non-CEO Named Executive Officers (Non-CEO NEOs) included in 2020, 2021, and 2022 average compensation are John D. McCallion, Steven J. Goulart, Bill Pappas, and Ramy Tadros. The Non-CEO NEOs included in 2023 average compensation are John D. McCallion, Bill Pappas, Ramy Tadros, and Marlene Debel.
2Compensation Actually Paid (CAP) is calculated as prescribed by the SEC based on the compensation disclosed in the “Total” column of the Summary Compensation Table (SCT Total), with specified adjustments for equity-based compensation and pensions. To calculate CAP, the required amounts were deducted from and added to the SCT Total as shown in the table below.

128

Executive Compensation

		Deductions from SCT Total		Additions to SCT Total
		Equity Component	Pension Component	Equity Component[i]			Pension Componentii
Year	SCT Total ($)	Grant Date Fair Value of Equity Awards Granted in the Applicable Year ($)	Change in the Actuarial Present Value of Pension Benefits for the Applicable Year ($)	Fair Value of Current Year Equity Awards Unvested at End of Applicable Year ($)	Change in Fair Value of Prior Years' Awards Unvested at End of Applicable Year ($)	Change in Fair Value of Prior Years' Awards that Vested in Applicable Year ($)	Pension Service Costs ($)	CAP ($)
CEO
2023	20,526,009	12,882,913	1,088,180	10,009,668	(1,964,349)	283,937	504,418	15,388,590
2022	18,107,426	11,442,688	—	13,616,111	5,101,141	7,078,340	522,716	32,983,046
2021	16,621,373	9,893,593	449,706	12,172,019	5,816,816	7,807,098	432,957	32,506,964
2020	15,434,255	8,336,617	1,270,246	7,776,180	(173,972)	169,974	471,791	14,071,365
Non-CEO NEOs
2023	7,576,385	3,979,523	358,844	3,229,652	(550,592)	86,094	183,658	6,186,830
2022	7,470,032	3,630,483	347,697	4,320,054	1,697,713	2,076,407	220,964	11,806,990
2021	6,877,477	3,226,219	313,784	3,969,194	1,778,349	2,110,126	179,175	11,374,318
2020	6,596,156	2,803,523	245,374	2,644,371	(68,889)	(38,452)	113,276	6,197,565
iThere were no equity awards that were granted and vested in the applicable year or awards that failed to meet vesting conditions in the applicable year.
iiThere was no cost for benefits during the applicable year that is attributed to services rendered in prior periods.
3The assumptions used in calculating the fair value of unvested equity awards as of December 31st of each year were consistent with those used to calculate the grant date fair value for the SCT Total, except that the expected level of achievement of any performance criteria applicable to outstanding Performance Shares was determined based on projections taking into account the expected level of achievement as of December 31st of the applicable year, the assumptions for the binomial lattice model used to value stock options were updated as of December 31st of each year, and the share price was determined for all equity compensation based on the value on December 31st of the applicable year (or the vest date if earlier, in all cases). The amounts shown do not constitute a promise or commitment by the Company to pay and final outcomes are likely to be different.
4Represents our one-year, two-year, three-year and four-year TSR as compared to the one-year, two-year, three-year and four-year TSR of the S&P 500 Life & Health Index. In each case, TSR is measured starting from December 31, 2019.
5The peer group is the S&P 500 Life & Health Insurance Index, which is shown in the performance graph in Part II, Item 5 of the Company’s 2023 Form 10-K.
6Amounts for 2020, 2021 and 2022 have not been restated to reflect the adoption of the LDTI accounting standard.
7Adjusted Earnings means adjusted earnings available to common shareholders. See Appendix B for definitions of these non-GAAP measures and reconciliations to the most directly comparable measures that are based on GAAP.

The following graphs show the relationships between CAP for our CEO and non-CEO NEOs versus select measures, as well as the relationship between Company TSR and Peer Group TSR.

2024 PROXY STATEMENT	129

Executive Compensation
CAP vs. Company TSR:

$96.46
$132.49
$157.98
$149.29
$14,071,365
$6,197,565
$32,506,964
$11,374,318
$32,983,046
$11,806,990
$15,388,590
$6,186,830
2020
2021
2022
2023
CEO
Non-CEO NEO Average
Total Shareholder Return
(Value of Initial Fixed $100 Investment)

CAP vs. Net Income:i

$5.2B
$6.4B
$2.4B
$1.4B
$14,071,365
$6,197,565
$32,506,964
$11,374,318
$32,983,046
$11,806,990
$15,388,590
$6,186,830
2020
2021
2022
2023
CEO
Non-CEO NEO Average
Net Income

iNet income is not used by management to evaluate business or executive performance or allocate resources.

130

Executive Compensation
CAP vs. Adjusted Earnings:i

$8.0B
$5.6B
$5.5B
$5.5B
$32,506,964
$32,983,046
$14,071,365
$15,388,590
$11,374,318
$11,806,990
$6,197,565
$6,186,830
2020
2021
2022
2023
CEO
Non-CEO NEO Average
Adjusted Earnings

iAdjusted Earnings, which is our Company selected measure for “Pay versus Performance” purposes of this Proxy Statement, is used by management to evaluate performance and allocate resources. Adjusted Earnings is also the Company’s GAAP measure of segment performance. Adjusted Earnings is further adjusted for purposes of determining certain elements of compensation for our CEO and other Named Executive Officers.  Please refer to the Annual Incentive Awards and Stock-Based Long-Term Incentives sections of the Proxy Statement for more information.
Company TSR vs Peer Group TSR:
The following table lists the most important performance measures that the Committee used to link compensation actually paid to the Named Executive Officers to Company performance for the most recently completed fiscal year.

Most Important Performance Measures
Adjusted Earnings[1]
Adjusted ROE[2]
TSR relative to TSR Peer Group[3]
1Adjusted Earnings, as further adjusted as described in the Annual Incentive Awards section of the Proxy Statement, is the primary metric used for AVIP funding purposes and also a key component of the Adjusted ROE calculation. As such, it has a key relationship with actual compensation outcomes.
2Adjusted ROE compared to the three-year Business Plan goal reflects 50% of the performance goals for Performance Shares, which represents 70% of Named Executive Officers’ total LTI award value, as discussed in the Pay for Performance section of this Proxy Statement. As such, it has a key relationship with actual compensation outcomes.
3TSR relative to TSR Peer Group (a custom peer group of insurance companies that are competitors for capital, business and executive talent) reflects 50% of the performance goals for Performance Shares, which represents 70% of Named Executive Officers’ total LTI award value, as discussed in Pay for Performance section of this Proxy Statement. As such, it has a key relationship with actual compensation outcomes.

2024 PROXY STATEMENT	131

Executive Compensation
Pay Ratio
MetLife has calculated a reasonable estimate of the ratio of the CEO’s compensation to that of a median employee, using methods consistent with SEC rules for that purpose.
For the 2023 pay ratio calculation, MetLife used the same median employee it identified for the 2022 pay ratio calculation as described in its 2023 Proxy Statement. The Company believes there have been no changes that would significantly affect its pay ratio because it has not significantly changed its employee population or employee compensation arrangements.
The determination of the total compensation of the median employee for calendar year 2023 included salary and incentive compensation earned for 2023, employer contributions to defined contribution plans, change in pension value, estimated cost of group medical and dental benefits, and recognition awards. The median employee’s total compensation required no annualization.
The median employee’s 2023 total compensation was $81,672. The CEO’s 2023 total compensation was $20,554,938, which is $28,929 higher than the total column of the Summary Compensation Table due to the addition of the estimated cost of group medical and dental benefits. The resulting ratio of CEO to median employee 2023 total compensation was approximately 252:1.

132

04

Approval of the MetLife, Inc. 2025 Stock and Incentive Compensation Plan

The Board of Directors recommends that you vote FOR the approval of the MetLife, Inc. 2025 Stock and Incentive Plan.

Proposal 4 - Approval of the MetLife, Inc. 2025 Stock and Incentive Compensation Plan
The Board of Directors recommends that shareholders vote FOR the approval of the MetLife, Inc. 2025 Stock and Incentive Compensation Plan.
The 2015 Employee Plan was approved by shareholders in 2014 and has remained in place without any additional Share authorization since that time. The 2015 Employee Plan will expire on January 1, 2025, and no further grants under the 2015 Employee Plan will be made on or after that date. In addition, the Board has terminated the 2015 Director Plan, effective December 31, 2024, contingent on shareholder approval of a new stock compensation plan. The Board has approved the MetLife, Inc. 2025 Stock and Incentive Compensation Plan (the 2025 Plan) as the successor to both of these plans, effective January 1, 2025, subject to shareholder approval.
Factors Considered by the Board in Approving the 2025 Plan
The purpose of the 2025 Plan is to promote the success and enhance the value of the Company and its affiliates by linking the interests of the participants to those of the Company’s shareholders, and by providing employees and other service providers with an incentive for outstanding performance. The 2025 Plan is further intended to provide flexibility to the Company in its ability to compensate non-management directors and to motivate, attract, and retain participants, upon whose judgment, interest, and special effort the successful conduct of its operation largely is dependent.
If shareholders do not approve the 2025 Plan, the Company will not be able to use equity-based compensation as a tool to align participant incentives to the interests of the Company and will face challenges in attracting and retaining employees and directors in a competitive marketplace for such talent.
Key Governance Highlights of the 2025 Plan
The 2025 Plan includes features to protect shareholders’ interests and to reflect our compensation philosophy:
•continues to be administered by an independent Board committee;
•continues to prohibit Stock Options and Stock Appreciation Rights with below-market exercise prices;
•continues to prohibit repricing or regrant of Stock Options and Stock Appreciation Rights without shareholder approval;

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•awards remain subject to the Company’s compensation recoupment and clawback policies, including both time-based and performance-based awards;
•includes a provision prohibiting loans to any participant for the purpose of satisfying tax withholding for any awards, exercising Stock Options, or purchasing Shares;
•includes provisions addressing minimum vesting, reducing Share recycling, and prohibiting payment of dividends before vesting, as described in the table below;
•continues to not provide for reload of Stock Options; and
•limits non-management director annual stock compensation to Shares, together with cash compensation with a total value of $1 million per individual.
In other sections of this proxy statement (see What are our executive compensation practices?) related executive compensation governance practices are discussed, including:
•share ownership guidelines for employees at the Senior Vice-President level and above;
•anti-hedging and anti-pledging policies;
•no tax gross-ups; and
•no single trigger for change of control.
Key Differences between the 2015 Employee Plan and the 2025 Plan
The following table highlights the key changes made in the 2025 Plan:

	2015 Employee Plan	2025 Plan
Eligibility	Covers employees and other service providers, but not non-management directors.	Includes non-management directors (previously covered by a separate plan).
Share Recycling	Permits re-use of shares used for tax withholding or for exercise of Stock Options and Stock Appreciation Rights (each as defined below).	Prohibits re-use of shares used for tax withholding on Stock Options and Stock Appreciation Rights or for exercise of Stock Options.
Dividends and Dividend Equivalents
Prohibits dividends and dividend equivalents on Stock Options, Stock Appreciation Rights Performance Shares and Performance Units; permits dividends and dividend equivalents on other stock-based awards, payable at a time and in a form determined by the Committee (as defined below).

Continues to prohibit dividends and dividend equivalents on Stock Options and Stock Appreciation Rights; for other stock-based awards, permits dividends and dividend equivalents in the discretion of the Committee, but such amounts are credited and paid only if and when the underlying awards vest and are paid.

Minimum Vesting	No minimum vesting period specified.	Minimum vesting period of one year, subject to limited exceptions.
Section 162(m)	Included various provisions for compliance with Section 162(m) of the Internal Revenue Code (Section 162(m)).	Removed provisions for compliance with Section 162(m), since no longer applicable under amended Section 162(m).

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The information included in this Proxy Statement and our 2023 Annual Report is updated by the following information regarding all existing equity compensation plans as of March 28, 2024:

Element of Overhang	As of March 28, 2024
Total number of Stock Options outstanding[1]	3,497,569
Weighted-average exercise price of Stock Options outstanding	$54.51
Weighted-average remaining duration of Stock Options outstanding	5.85 years
Total number of full-value awards outstanding (includes Restricted Stock, Restricted Stock Units, Performance Shares and deferred stock units)[2]	5,795,680
Shares remaining available for grant under the 2015 Employee Plan[3,4]	31,234,809
Shares remaining available for grant under the 2015 Director Plan[3,5]	1,407,885
Total shares of common stock outstanding as of the Record Date	713,119,313
1No Stock Appreciation Rights were outstanding as of March 28, 2024.
2The number of shares subject to outstanding Performance Shares assumes performance at the target performance level.
3The 2015 Employee Plan and 2015 Director Plan are our only active equity plans. The number of shares reserved for issuance under the 2025 Plan will be reduced by one share for every share subject to an award granted under either the 2015 Employee Plan or the 2015 Director Plan between March 28, 2024 and December 31, 2024.
4The number of shares remaining available for future grant under the 2015 Plan reflects Performance Shares at target payout. The 2015 Employee Plan will expire on January 1, 2025, and no further grants under the 2015 Employee Plan will be made on or after that date.
5The Board has terminated the 2015 Director Plan, effective December 31, 2024, contingent on shareholder approval of a new stock compensation plan.
Share Usage and Dilution
At the Company's 2023 pace of granting awards that normally pay out in Shares or allow the purchase of Shares, assuming stable future rates of each of compensation, award recipient population, share replenishments including forfeitures, and Share price, and assuming shareholder approval of the 2025 Plan, the Company currently expects the total number of Shares reserved for issuance to be sufficient to make future grants over the 10-year term of the 2025 Plan beginning with 2025. However, the actual duration of the Shares reserve will depend on currently unknown factors, such as the Company’s stock price, changes in participation, our hiring and promotion activity, future grant practices, award type mix and levels, competitive market practices, acquisitions and divestitures, and the rate of returned shares due to forfeitures.
Burn rate is calculated as the number of shares underlying full-value awards and stock options granted, expressed as a percent of the Company’s basic weighted average common shares outstanding. Our burn rates for the three fiscal years ended December 31, of 2023, 2022, and 2021, respectively, are shown in the table below:

2023	0.31%
2022	0.28%
2021	0.33%
Three-Year Average	0.31%
The Company’s three-year annualized burn rate is below the median of members of the Compensation Comparator Group, based on publicly available information.
Overhang provides a measure of the potential dilutive effect of all outstanding equity awards and shares available for future grants. We calculated overhang as (a) the total number of shares subject to outstanding equity awards as of March 28, 2024 plus the proposed 22,500,000 shares to be authorized under the 2025 Plan divided by (b) the total number of shares of common stock outstanding as of the Record Date, which produces 4.5%. The Company currently anticipates that overhang will be below the median of members of the Compensation Comparator Group, based on publicly available information.

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Stock and Incentive Compensation Plan
Summary of Material Terms of Plan
The following is a summary of material terms of the 2025 Plan and is qualified in its entirety by reference to the complete text of the 2025 Plan included in this Proxy Statement as Appendix C - 2025 Stock and Incentive Compensation Plan.
Duration
If approved by shareholders, the 2025 Plan will remain in effect until the earlier of its termination in accordance with its terms, the tenth anniversary of the date it became effective, or the purchase or acquisition of all the Shares subject to the 2025 Plan.
Share Authorization and Limits
The number of Shares reserved for issuance under the 2025 Plan will be 22.5 million Shares, less one (1) Share for every one (1) Share that was subject to an award granted on or after March 28, 2024 and through December 31, 2024 under the 2015 Employee Plan or under the 2015 Director Plan. Shares related to awards under the 2025 Plan, 2015 Employee Plan, or 2015 Director Plan that on or after January 1, 2025 have lapsed, expired, terminated, been cancelled, or been settled in cash, and Shares that are tendered to the Company to satisfy tax withholding requirements with respect to awards other than Stock Options or Stock Appreciation Rights, will be available again under the 2025 Plan. Shares used to pay a Stock Option exercise price or to satisfy tax withholding requirements with respect to Stock Options or Stock Appreciation Rights will not again be available under the 2025 Plan.
The grant date fair value of Shares issuable under awards made to a non-management director in any one calendar year, together with all cash retainers and other cash compensation for such calendar year, may not exceed equal to $1 million.
Upon the occurrence of certain corporate events, such as a change in capitalization of the Company, merger, or stock split, the applicable Committee will, in order to prevent dilution or enlargement of award holders' rights, substitute or adjust Share limits and terms of awards under the 2025 Plan. The Committee may make adjustments in the terms and conditions of awards due to other unusual or nonrecurring events affecting the Company or changes in applicable laws, regulations, or accounting principles whenever the Committee determines such adjustment is appropriate to prevent unintended dilution or enlargement of the benefits of the award (Award Adjustments).
Eligibility
All employees of the Company and its affiliates and all natural persons licensed or otherwise authorized under applicable law to represent the Company or any affiliate in the sale of insurance or financial products or services (insurance sales personnel) are eligible for awards under the 2025 Plan. Non-management directors are also eligible to participate in the 2025 Plan. As of December 31, 2023, there were approximately 45,000 employees and insurance sales personnel and thirteen non-management directors who would have been eligible to participate in the 2025 Plan if it had been in effect at that time.
The basis for participation in the 2025 Plan is the decision of the Committee (as defined below), in its sole discretion, that an Award to an eligible participant will further the 2025 Plan’s purposes of promoting the success and enhancing the value of the Company and its affiliates by linking the interests of the participants to those of the Company’s shareholders and by providing employees and other service providers with an incentive for outstanding performance. In exercising its discretion, the Compensation Committee will consider the recommendations of management and the purposes of the 2025 Plan.
Administration
For employees, insurance sales personnel, and their awards, the Compensation Committee will administer and grant awards under the 2025 Plan. For non-management directors and their awards, the Governance and Corporate Responsibility Committee will administer and grant awards under the 2025 Plan, including setting the amount of compensation received by the non-management directors. References to the Committee (Committee) in this description of the 2025 Plan will refer to the applicable committee. Actions taken by the Committee are final, conclusive, and binding. The Committee has discretion to interpret the 2025 Plan, determine eligibility for awards under the 2025 Plan, establish the terms of awards, and adopt rules and regulations for administering the 2025 Plan. The 2025 Plan permits the Committee to delegate any of its duties or powers to any other person or persons, other than grants of awards to non-management directors or executive officers, provided that the delegee periodically reports to the Committee regarding the nature and scope of awards granted under such delegation.

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Minimum Vesting
Awards granted under the 2025 Plan other than cash-based awards will have a minimum vesting period of one year, with exceptions for substitute awards issued in connection with a corporate transaction and awards up to a maximum of five percent (5%) of the Shares reserved for issuance under the 2025 Plan. Also, awards may provide for the acceleration of vesting in the event of the holder’s death, disability, qualifying retirement, other qualifying termination of employment, or the occurrence of a Change of Control (as defined below).
Stock Options
Under the 2025 Plan, the Committee may grant options to purchase Shares (Stock Options) that are intended to meet the requirements of Section 422 of the Internal Revenue Code (such Stock Options, Incentive Stock Options) and other Stock Options (Nonqualified Stock Options), provided that only employees of the Company or its affiliates are eligible to receive Incentive Stock Options. No Stock Option may be exercised later than the tenth anniversary date of its grant. The Committee determines, in each award agreement, the extent to which an individual has the right to exercise each Stock Option following termination of services with the Company or its affiliates. The exercise price of each Stock Option must be based on at least 100% of the fair market value of the Shares on the date of grant.
Stock Appreciation Rights
Under the 2025 Plan, the Committee may grant awards in the form of the right to receive the difference in fair market value of a Share on the date of exercise over the Share price at which such right is granted (a Stock Appreciation Right). No Stock Appreciation Right may be exercised later than the tenth anniversary date of its grant. The Committee will determine, in each award agreement, the extent to which an individual has the right to exercise each Stock Appreciation Right following termination of services. The grant price of each Stock Appreciation Right must be based on at least 100% of the fair market value of the Shares on the date of grant.
Restricted Stock and Restricted Stock Units
Under the 2025 Plan, the Committee may grant Shares subject to a period in which such Shares are subject to forfeiture based on discontinued service, the failure to achieve performance criteria, and/or the occurrence of other events as determined by the Committee (Restricted Stock) and may grant awards denominated in units subject to forfeiture (Restricted Stock Units). Restricted Stock Units may be paid in cash, Shares, or a combination thereof as determined by the Committee. No Restricted Stock Unit will confer any voting rights. The Committee will determine, in each award agreement, the extent to which an individual has the right to retain each Share of Restricted Stock or Restricted Stock Unit following termination of services.
Performance Shares and Performance Units
Under the 2025 Plan, the Committee may grant awards denominated in Shares (Performance Shares) or units (Performance Units) whose value is determined as a function of the extent to which specified performance criteria have been achieved. The Committee may determine that a Performance Share or Performance Unit is payable in the form of cash, Shares, or a combination of the two, and may require the individual to retain any Shares paid for a specified period of time. No Performance Units will confer any voting rights. The Committee will determine, in each award agreement, the extent to which an individual has the right to retain each Performance Share or Performance Unit following termination of services.
Cash-Based Awards and Stock-Based Awards
Under the 2025 Plan, the Committee may grant awards denominated in cash (Cash-Based Awards) and equity-based or equity-related awards not otherwise described by the terms of the 2025 Plan (Stock-Based Awards). The Committee will determine the value, and any predicate performance criteria, of each Cash-Based Award, and will determine whether the Cash-Based Award will be payable in cash, Shares (subject to such restrictions as are determined by the Committee), or a combination of the two, having a fair market value equal to value of the Cash-Based Award. Stock-Based Awards may include the grant of Shares or payment of cash in such amounts and subject to such terms and conditions including, but not limited to, being subject to performance criteria or satisfaction of such obligations as the Committee determines. The Committee will determine, in each award agreement, the extent to which an individual has the right to receive each Cash-Based Award or Stock-Based Award following termination of services.

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Dividends and Dividend Equivalents
Holders of Stock Options and Stock Appreciation Rights will not be credited with dividends or dividend equivalents on account of dividends declared or paid on Shares. The Committee may, in its discretion, provide for any other stock-based awards to be credited with dividends paid on Shares or with dividend equivalents, provided that such dividends or dividend equivalents will be credited and subject to the same vesting and other conditions and payout timing as the Shares represented by the underlying award. Shares that become payable for awards, but are deferred, may be credited with dividend equivalents to the extent the Company pays dividends on Shares during the deferral period.
Change of Control
The Committee may, in its discretion, at the time an award is made or at any time prior to, coincident with or after the time of a Change of Control (as defined below):
•provide for the purchase or cancellation of such award, for an amount of cash, if any, equal to the amount which could have been obtained upon the exercise or realization of such rights had such award been currently exercisable or payable;
•provide for acceleration of vesting, measurement of satisfaction of any performance criteria, and such other adjustments as the Committee deems appropriate to reflect such Change of Control; and/or
•provide that the award will be assumed, or new rights substituted therefor by the surviving corporation in such Change of Control.
A Change of Control, as defined in the 2025 Plan, generally occurs if:
•a person (other than the Company, its affiliates, or its employee benefit plans) acquires securities representing 25% or more of the combined voting power of the Company’s outstanding securities;
•within any 24-month period the persons who were serving as members of the Company’s Board (the Incumbent Directors) cease to constitute a majority of the members of Company’s Board (provided that any directors elected to the Board by a majority of the Incumbent Directors then still in office will be treated as Incumbent Directors for this purpose); or
•a merger, reorganization, or similar transaction (including a sale of substantially all assets) occurs, where the Company’s shareholders immediately prior to such transaction control less than a majority of the voting power in the surviving, resulting, or acquiring entity immediately after the transaction.
The Committee may, in its discretion, include such further provisions and limitations relating to a Change of Control as it may deem equitable and in the best interests of the Company.
Amendment and Termination; Miscellaneous Terms
The Committee or Board may, at any time, amend, suspend, or terminate the 2025 Plan in whole or in part, provided that Stock Options and Stock Appreciation Rights will not be repriced, replaced, or regranted through cancellation or by lowering the exercise price of a previously granted Stock Option or Stock Appreciation Right, or by grant of another award or payment in cash, without shareholder approval (other than Award Adjustments). To the extent necessary under any applicable law, regulation, or exchange requirement, no amendment will be effective unless approved by the shareholders of the Company. No termination, amendment, or suspension of the 2025 Plan will adversely affect in any material way any award previously granted under the 2025 Plan without the written consent of the award recipient.
No awards under the 2025 Plan may be sold, transferred, pledged, or assigned other than by will or the laws of descent and distribution, except that the Committee may provide for transfers without consideration. The Company will not make a direct or indirect loan to an employee or director for the purpose of exercising Stock Options, satisfying tax withholding with respect to awards, or purchasing Shares. The cashless exercise of Stock Options is not considered a loan for this purpose.
All awards under the 2025 Plan are subject to any Company compensation clawback or recoupment policy in effect from time to time, including but not limited to the MetLife Policy for the Recoupment of Erroneously Awarded Compensation under the Dodd-Frank Wall Street Reform and Consumer Protection Act.

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Federal Income Tax Consequences of Awards
The following is a brief summary of the U.S. federal income tax aspects of awards under the 2025 Plan, based upon the U.S. federal income tax laws in effect on the date of this Proxy Statement. This summary is not intended to be exhaustive, and the exact tax consequences to anyone will depend upon his or her particular circumstances and other factors.
Stock Options and Stock Appreciation Rights
Generally, on the grant of an Incentive Stock Option, the individual will not recognize income nor will the Company or its subsidiaries be entitled to take a deduction. The individual will not have taxable income on the exercise of an Incentive Stock Option (except that the alternative minimum tax may apply).
Generally, if an individual sells Shares upon exercise of an Incentive Stock Option before the end of the applicable Incentive Stock Option holding period, the individual must recognize ordinary income equal to the excess of:
(1)the fair market value of the Shares at the date of exercise of the Incentive Stock Option (or, if less, the amount realized upon disposition of the Shares); over
(2)the exercise price.
Any amount realized upon such a sale prior to the satisfaction of the applicable holding period in excess of the fair market value of the Shares on the date of exercise will be treated as short term or long-term capital gain depending upon the length of time that the individual has held the shares. Special rules apply to determine the amount treated as ordinary income in the event that the sale price is less than the fair market value of the Shares on the date of exercise. Otherwise, the disposition of Shares acquired upon the exercise of an Incentive Stock Option after the Incentive Stock Option holding period is met generally will result in long-term capital gain or loss measured by the difference between the sale price and the individual's tax basis in the Shares. The tax basis generally is equal to the exercise price plus any amount previously recognized as ordinary income in connection with the exercise of the Incentive Stock Option.
Generally, with respect to Nonqualified Stock Options, the individual will not recognize income at the time the Nonqualified Stock Option is granted. On exercise of the Nonqualified Stock Option, the individual recognizes ordinary income in an amount equal to the difference between the fair market value of the Shares on the date of exercise and the exercise price. At disposition of the Shares acquired upon the exercise of a Nonqualified Stock Option, any appreciation (or depreciation) after date of exercise is treated as either short-term or long-term capital gain or loss, depending upon the length of time that the individual has held the Shares.
The Company or the subsidiary that employs a Stock Option recipient generally will be entitled to a tax deduction equal to the amount recognized as ordinary income by the individual in connection with (1) a disqualifying disposition of Shares received from the exercise of an Incentive Stock Option, or (2) the exercise of a Nonqualified Stock Option.
Generally, with respect to Stock Appreciation Rights, the individual will not recognize income at the time the Stock Appreciation Rights are granted. On exercise of the Stock Appreciation Rights, the individual recognizes ordinary income in an amount equal to the difference between the fair market value of the Shares on the date of exercise and the exercise price. If the individual received Shares upon exercise, any appreciation (or depreciation) after the date of exercise is treated as either short-term or long-term capital gain or loss, depending upon the length of time that the individual has held the Shares. The Company or the Company subsidiary that employs a Stock Appreciation Right recipient generally will be entitled to a tax deduction equal to the amount recognized as ordinary income by the individual in connection with the exercise.
Other Awards
Unless an individual makes an election to accelerate the recognition of income to the grant date with respect to Restricted Stock or Performance Shares, the grant of an award other than Stock Options or Stock Appreciation Rights will not result in taxable income to the individual. With respect to Restricted Stock and Performance Shares, when the restrictions lapse, the individual will generally recognize ordinary income on the fair market value of the Shares on the vesting date. With respect to Restricted Stock Units, Performance Units, Cash-Based Awards, and Stock-Based Awards, the individual will generally recognize ordinary income upon vesting and settlement, based on the fair market value of the Shares delivered or the amount of cash paid. The Company or the subsidiary that employs the award recipient will generally be entitled to a tax deduction equal to the amount recognized as ordinary income by the individual.

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With respect to Restricted Stock or Performance Shares, if the individual makes an election under Section 83(b) of the Internal Revenue Code within thirty days after the grant date, the individual will recognize ordinary income as of the grant date equal to the fair market value of the Shares on the grant date, and the Company will be entitled to a corresponding tax deduction. Any future appreciation will be taxed at capital gains rates. However, if the Shares are later forfeited, the individual will not be able to recover any taxes paid.
Limit on Company Deductions
Section 162(m) denies deductions to publicly held corporations for compensation paid to certain senior executives that exceeds $1 million.
Additional Information
Awards under the 2025 Plan, if approved by shareholders, would be discretionary, and no specific determination has been made as to the grant or allocation of awards under the 2025 Plan. Therefore, the benefits that may be received by the Company’s employees, non-management directors, and other service providers under the 2025 Plan are not presently determinable.

140

Stock and Incentive Compensation Plan
The following table provides information as of December 31, 2023, with respect to the Company’s common stock that can be issued under the Company’s existing equity compensation plans.
Equity Compensation Plan Information at December 31, 2023

	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights[1]	Weighted-average Exercise Price of Outstanding Options, Warrants and Rights[2]	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))[3]
Plan Category	(a)	(b)	(c)
Equity compensation plans approved by security holders	11,439,989	$52.04	32,047,017
Equity compensation plans not approved by security holders	None	—	None
Total	11,439,989	$52.04	32,047,017
1Column (a) reflects the following items outstanding as of December 31, 2023:

Stock Options	3,500,006
Restricted Stock Units	1,849,617
Performance Shares (assuming future payout at maximum performance factor)	5,098,621
Deferred Shares	991,745
Shares that will or may be issued	11,439,989
As of December 31, 2023:
•Stock Options under the 2015 Stock and Incentive Plan and its predecessor plan, the MetLife, Inc. 2005 Stock and Incentive Compensation Plan (the “2005 Stock and Incentive Plan”) were outstanding;
•Restricted Stock Units and Performance Shares under the 2015 Stock and Incentive Plan were outstanding; and
•Deferred Shares related to awards under the 2015 Stock and Incentive Plan, 2015 Director Plan, 2005 Stock and Incentive Plan, MetLife, Inc. 2005 Non-Management Directors Stock Compensation Plan (the “2005 Director Stock and Incentive Plan”), and earlier plans, were outstanding. Deferred Shares are related to awards that have become payable in Shares under any plan, the issuance of which has been deferred.
The maximum performance factor for Performance Shares granted in 2015 through 2023 was 175%. The number of Performance Shares outstanding as of December 31, 2023 at target (100%) performance factor was 2,913,498.
MetLife, Inc. may issue Shares pursuant to awards (including Stock Option exercises, if any) under any plan using Shares held in treasury by MetLife, Inc. or by issuing new Shares.
For a general description of how the number of Shares paid out on account of Performance Shares and Restricted Stock Units is determined, and the vesting periods applicable to Performance Shares and Restricted Stock Units, see Note 19 of the Notes to the Consolidated Financial Statements in the 2023 Form 10-K.
2Column (b) reflects the weighted average exercise price of all Stock Options under any plan that, as of December 31, 2023, had been granted but not forfeited, expired, or exercised. Performance Shares, Restricted Stock Units, and Deferred Shares are not included in determining the weighted average in column (b) because they have no exercise price.

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3Column (c) reflects the following items outstanding as of December 31, 2023:

Number of Shares
At January 15, 2015, the effective date of the 2015 Stock and Incentive Plan and 2015 Director Plan:
Shares newly authorized for issuance under the 2015 Stock and Incentive Plan	11,750,000
Shares remaining authorized for issuance under the 2005 Stock and Incentive Plan or other plans that were not covered by awards (i)	18,023,959
Shares authorized for issuance under the 2015 Director Plan (ii)	1,642,208
Net shares added to the 2015 Stock and Incentive Plan and 2015 Director Plan authorizations in light of the Separation (iii)	3,979,727
Total Shares authorized for issuance at January 1, 2015 and net shares added in light of the Separation	35,395,894
Additional Shares recovered for issuance (iv) in:
2015 - 2022	33,895,251
2023	1,875,434
Total Shares recovered for issuance since January 1, 2015	35,770,685
Less: Shares covered by new awards and new imputed reinvested dividends on Deferred Shares (v) in:
2015 - 2022	35,935,295
2023	3,184,267
Total Shares covered by new awards and new imputed reinvested dividends on Deferred Shares since January 1, 2015	39,119,562
Shares remaining available for future issuance under the 2015 Stock and Incentive Plan and 2015 Director Plan	32,047,017
(i)Consists of Shares that were not covered by awards, including Shares previously covered by awards but recovered due to forfeiture of awards or other reasons and once again available for issuance.
(ii)Consists of Shares remaining authorized for issuance under the predecessor plan, the 2005 Director Stock and Incentive Plan, that were not covered by awards, including Shares previously covered by awards but recovered due to forfeiture of awards or other reasons and once again available.
(iii)In 2017, MetLife, Inc. completed the separation of Brighthouse through a distribution of shares of Brighthouse Financial, Inc. common stock to the MetLife, Inc. common shareholders (the “Separation”). In light of the Separation, and in order to maintain the Share authorizations under each plan at the levels that shareholders had approved, MetLife, Inc. increased the number of Shares authorized for issuance under the 2015 Stock and Incentive Plan and 2015 Director Plan as of August 4, 2017, excluding those Shares from the authorizations that had already been issued, by the Adjustment Ratio. MetLife, Inc. also increased the number of Shares covered by outstanding Stock Options, Performance Shares, Restricted Stock Units, and Deferred Shares on that date by the Adjustment Ratio, in order to maintain the intrinsic value of those awards and Deferred Shares, which decreased the number of Shares available for issuance under both plans. The amount in this row is the net increase in the Share authorization under both the 2015 Stock and Incentive Plan and 2015 Director Plan as a result of these adjustments. For a description of the adjustment to Stock Options, Performance Shares, Restricted Stock Units, and Deferred Shares, see Note 19 of the Notes to the Consolidated Financial Statements in the 2023 Form 10-K.
(iv)Consists of Shares utilized under the 2005 Stock and Incentive Plan or 2015 Stock and Incentive Plan that were recovered during each of the indicated calendar years, and therefore once again available for issuance, due to: (i) termination of the award by expiration, forfeiture, cancellation, lapse, or otherwise without issuing Shares; (ii) settlement of the award in cash either in lieu of Shares or otherwise; (iii) exchange of the award for awards not involving Shares; (iv) payment of the exercise price of a Stock Option, or the tax withholding requirements with respect to an award, satisfied by tendering Shares to MetLife, Inc. (by either actual delivery or by attestation); (v) satisfaction of tax withholding requirements with respect to an award satisfied by MetLife, Inc. withholding Shares otherwise issuable; and (vi) the payout of Performance Shares at any performance factor less than the maximum performance factor.
(v)Consists of Shares covered by awards granted under the 2015 Stock and Incentive Plan (including Performance Shares assuming future payout at maximum performance factor). Shares covered by awards granted under the 2015 Director Plan and Shares covered by imputed reinvested dividends credited on Deferred Shares owed to directors, employees or agents, in each case during each of the indicated calendar years.
Each Share MetLife, Inc. issues in connection with awards granted under the 2005 Stock and Incentive Plan other than Stock Options or Stock Appreciation Rights (such as Shares payable on account of Performance Shares or Restricted Stock Units under that plan, including any Deferred Shares resulting from such awards) reduces the number of Shares remaining for issuance by 1.179 (2005 Stock and Incentive Plan Share Award Ratio). Each Share MetLife, Inc. issues in connection with a Stock Option or Stock Appreciation Right granted under the 2005 Stock and Incentive Plan, or in connection with any award under any other plan for employees and agents (including any Deferred Shares resulting from such awards), reduces the number of Shares remaining for issuance by 1.0. (Standard Award Ratio). Shares related to awards that are recovered, and therefore authorized for issuance under the 2015 Stock and Incentive Plan, are recovered with consideration of the 2005 Stock and Incentive Plan Share Award Ratio and Standard Award Ratio, as applicable. Each Share MetLife, Inc. issues under the 2005 Director Stock and Incentive Plan or 2015 Director Plan

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Stock and Incentive Compensation Plan
(including any Deferred Shares resulting from such awards) reduces the number of Shares remaining for issuance under that plan by one. Shares related to awards that are recovered, and therefore authorized for issuance under the 2015 Director Plan are recovered with consideration of this ratio. If MetLife, Inc. was to grant a Share-settled Stock Appreciation Right under the 2015 Stock and Incentive Plan and the award holder exercised it, only the number of Shares MetLife, Inc. issued, net of the Shares tendered, if any, would be deemed delivered for purposes of determining the maximum number of Shares MetLife, Inc. may issue under the 2015 Stock and Incentive Plan.
Any Shares covered by awards under the 2015 Director Plan that were to be recovered due to (i) termination of the award by expiration, forfeiture, cancellation, lapse, or otherwise without issuing Shares; (ii) settlement of the award in cash either in lieu of Shares or otherwise; (iii) exchange of the award for awards not involving Shares; and (iv) payment of the exercise price of a Stock Option, or the tax withholding requirements with respect to an award, satisfied by tendering Shares to MetLife, Inc. (by either actual delivery or by attestation) would be available to be issued under the 2015 Director Plan. In addition, if MetLife, Inc. was to grant a Share-settled Stock Appreciation Right under the 2015 Director Plan, only the number of Shares issued, net of the Shares tendered, if any, would be deemed delivered for purposes of determining the maximum number of Shares available for issuance under the 2015 Director Plan.
Under both the 2015 Stock and Incentive Plan and the 2015 Director Plan, in the event of a corporate event or transaction (including, but not limited to, a change in the Shares or the capitalization of MetLife) such as a merger, consolidation, reorganization, recapitalization, separation, stock dividend, extraordinary dividend, stock split, reverse stock split, split up, spin-off, or other distribution of stock or property of MetLife, combination of securities, exchange of securities, dividend in kind, or other like change in capital structure or distribution (other than normal cash dividends) to shareholders of MetLife, or any similar corporate event or transaction, the appropriate committee of the Board of Directors of MetLife, in order to prevent dilution or enlargement of participants’ rights under the applicable plan, shall substitute or adjust, as applicable, the number and kind of Shares that may be issued under that plan and shall adjust the number and kind of Shares subject to outstanding awards. Any Shares related to awards under either plan which: (i) terminate by expiration, forfeiture, cancellation, or otherwise without the issuance of Shares; (ii) are settled in cash either in lieu of Shares or otherwise; or (iii) are exchanged with the appropriate committee’s permission for awards not involving Shares, are available again for grant under the applicable plan. If the option price of any Stock Option granted under either plan or the tax withholding requirements with respect to any award granted under either plan is satisfied by tendering Shares to MetLife (by either actual delivery or by attestation), or if a Stock Appreciation Right is exercised, only the number of Shares issued, net of the Shares tendered, if any, will be deemed delivered for purposes of determining the maximum number of Shares available for issuance under that plan. The maximum number of Shares available for issuance under either plan shall not be reduced to reflect any dividends or dividend equivalents that are reinvested into additional Shares or credited as additional Restricted Stock or Restricted Stock Units.
For a description of the kinds of awards that have been or may be made under the 2015 Stock and Incentive Plan and 2015 Director Plan and awards that remained outstanding under the 2005 Stock and Incentive Plan, see Note 19 of the Notes to the Consolidated Financial Statements in the 2023 Form 10-K.

2024 PROXY STATEMENT	143

05

Shareholder Proposal Requesting a Third-Party Racial Equity Audit

The Board of Directors recommends that you vote AGAINST this proposal.
The Company received a shareholder proposal from Women’s Foundation of California, 1301 Clay St. #71719, Oakland, CA 94612, beneficial owner of 106 shares of Company common stock.
The text of the shareholder proposal and supporting statement appears exactly as received by the Company, for which the Company accepts no responsibility. All statements contained in the shareholder proposal and supporting statement are the sole responsibility of the proponent. The proposal will be voted on at the Annual Meeting only if properly presented by the proponent or the proponent’s qualified representative at the Annual Meeting. The Board recommends a vote AGAINST the shareholder proposal based on the reasons set forth in the Board’s statement in opposition which follows the shareholder proposal.
RESOLVED: Shareholders of MetLife, Inc. (“MetLife”) urge the board of directors to oversee a third-party audit (within a reasonable time frame and at a reasonable cost) produces recommendations for improving the racial impacts of MetLife’s policies, practices, products, and services, above and beyond legal and regulatory matters. A summary report on the audit, prepared at reasonable cost and omitting confidential/proprietary information, should be published on the company’s website.
WHEREAS: Racial equity audits engage companies in a process that may unlock value, uncover blind spots, and strengthen external relationships.
Leaders of important racial justice organizations across the United States have called for companies to conduct racial equity audits. The best practices these organizations identified for completing these audits are:
1)Select an independent person or firm with civil rights and racial justice expertise and adequate resources to complete the audit.
2)Ensure the audit comprehensively examines how corporate policies, practices, and products can ameliorate or exacerbate racial inequalities. Audit processes should proactively identify and engage in outreach to a wide range of stakeholders such as civil rights organizations, employees, and customers impacted by racial inequity.
3)Publish audit findings, recommendations, and progress reports with action plans with timelines to address identified issues.1
At least 19 corporations have committed to or are in the process of completing racial equity audits.
1    https://hiphopcaucus.org/major-u-s-civil-rights-and-racial-justice-organizations-call-on-corporations-to-account-for-racial-equity-and-civil-rights-audits/

144

Shareholder Proposal
MetLife states that the company is “...committed to being a more inclusive company and to making a positive difference toward racial equity more broadly.”2 The company has made commendable steps in line with this statement, such as creating a diversity, equity, and inclusion council and setting goals around investments with diverse firms and suppliers. The company has also committed to supporting research to advance the understanding of equity issues.
From a regulatory perspective, insurance companies are incentivized to be proactive and attentive to race equity issues. In 2022, the National Association of Insurance Commissioners launched an effort to address identified biases that exist within insurance, including predictive models and algorithms, as well as the marketing, underwriting and handling of insurance claims.3
Investors have reason to be concerned with MetLife, in particular. In 2002, New York state insurance regulators traced MetLife’s use of racists and discriminatory practices back to the 1880s and MetLife agreed to compensate minorities who were sold substandard policies as much as $160 million.4 Race-based missteps have continued; in 2017, MetLife reaching a $32.5 million settlement with its former Black employees after a class action alleged the company “hinder[ed] their ability to get lucrative accounts, team up with colleagues, and receive training opportunities.”5
We urge the company to conduct a racial equity audit to fully examine its relationship with racial equity issues, and to identify the risks and opportunities it faces. We believe a thoroughly developed understanding of its racial equity impacts, alongside a strategy to address any identified concerns, will support the long-term success of MetLife.
Board of Directors Statement in Opposition
The Board has carefully considered the foregoing shareholder proposal and unanimously recommends a vote AGAINST it for the following reasons:
The Board believes that implementing the proposal is not advisable in light of the Company’s practices and initiatives with respect to diversity, equity and inclusion (DEI), which are discussed below and described in detail in many of the Company’s voluntary disclosures, and the Company’s meaningful progress in increasing the diversity of its workforce.
The Company has a longstanding and deep commitment to diversity, equity, and inclusion (“DEI”) in its workforce and has long supported racial equality and justice in its communities. We are committed to business practices that promote DEI and combat systemic racism and its impacts in all aspects of our operations. In March 2022, we announced a set of 2030 DEI commitments that address the needs of underserved communities through a mix of investments, products and services, supply chain, volunteering and community efforts. Efforts made to pursue these commitments include (i) originating investments that advance diversity, (ii) encouraging a culture of year-round volunteering with a focus on underserved communities, (iii) providing diverse businesses with equal opportunity to participate in the Company’s supply chain and become trusted suppliers, (iv) supporting research that advances the understanding of DEI issues, and (v) continuing to advance workplace diversity. We have also been proactive and intentional in our shareholder engagement as it relates to our DEI efforts. We are committed to continuing this constructive dialogue with our shareholders and other stakeholders.
The Company is already actively making progress in achieving our 2030 DEI commitments and conducts a series of annual benchmarking surveys designed to assess the effectiveness of our DEI efforts, which are conducted by disinterested third-party organizations keenly focused on DEI principles – a practice akin to the third-party audit that the proposal is seeking. The Company makes numerous voluntary disclosures relating to its progress on our commitments. For example, we voluntarily disclose our EEO-employment data annually. We also disclose our Board diversity in our annual proxy statements. Our annual Sustainability Report also provides related disclosures.
In so far as the proposal is aimed at the racial impacts of the Company’s insurance offerings, the Company believes that implementing the proposal is not in the best interest of shareholders because:
•Implementing the proposal would inevitably lead to violations of insurance laws in the majority of states, which prohibit the consideration of race in underwriting and pricing decisions and are designed to protect minorities and people of color;
2    https://sustainabilityreport.metlife.com/racial-equity/#:~:text=We%20are%20committed%20to%20being%20a%20more%20inclusive,member%20of%20our%20community%20feels%20equal%20and%20included.
3    https://www.inquirer.com/news/inq2/more-perfect-union-life-insurance-history-racism-20221129.html
4    https://www.consumerreports.org/consumer-protection/car-insurance-companies-charge-higher-rates-in-some-minority-neighborhoods/
5    https://www.natlawreview.com/node/82856/printable/pdf

2024 PROXY STATEMENT	145

Shareholder Proposal
•The Company has a longstanding commitment to ethical practices by refraining from incorporating race into its underwriting and pricing decisions; and
•Implementing the proposal poses a significant risk of prejudicing the Company in potential future legal proceedings involving insurers. By deviating from established practices, the Company may lose a crucial defense in legal disputes, potentially exposing it to unnecessary legal challenges and liabilities.
Implementing the proposal would inevitably lead to violations of insurance laws in the majority of states, which are designed to protect minorities and people of color and prohibit the consideration of race in underwriting and pricing decisions.
The insurance industry’s bedrock principles of risk-based underwriting and pricing form the cornerstone of its operations. In essence, insurance entails a contractual agreement where the insurer undertakes to assume a policyholder’s anticipated risk of future financial loss within agreed-upon limits, terms, and conditions in exchange for a premium. According to established legal norms and industry standards, insurers are required to identify risk factors and determine rates using sound actuarial methodologies that exclude factors such as race or any other prohibited characteristics. These time-honored principles of risk-based insurance underwriting and pricing are pivotal to ensuring that insurance markets operate effectively, equitably, and competitively. By adhering to these principles, insurers can provide customers with a wide array of insurance options at equitable prices that accurately mirror the associated risks. This approach not only fosters a robust and fair insurance marketplace but also guarantees that individuals have access to insurance products that meet their needs while upholding industry standards of fairness and transparency. Ultimately, this commitment to risk-based underwriting and pricing serves to safeguard the interests of both insurers and policyholders, fostering a sustainable and secure insurance landscape for all stakeholders involved.
Through these rigorous analytical techniques, actuaries estimate the likelihood and financial impact of various risk factors. While the process of setting insurance rates is complex, its underlying principle is simple: insurance actuaries and underwriters aim to identify risk factors that are closely linked to potential losses. This meticulous risk assessment is crucial for accurately determining the expected costs associated with transferring risk. It is important to note that actuaries do not consider, and are legally prohibited from considering, factors such as race or other protected characteristics in their risk assessments. Any suggestion that the Company should modify its underwriting criteria or pricing strategies based on race contradicts the fundamental principles of insurance underwriting and pricing discussed above.
The Company has a longstanding commitment to ethical practices by refraining from incorporating race into its underwriting and pricing decisions.
The established norms of insurance underwriting and pricing are designed to ensure fairness, accuracy, and transparency in the evaluation of risk factors and the determination of insurance rates. Upholding these principles is essential for maintaining a stable and reliable insurance marketplace that serves the best interests of both insurers and policyholders.
The Company operates under the purview of state insurance regulators, who oversee various facets of its operations. Similar to other insurance entities, the Company is bound by a comprehensive framework of state laws and regulations that govern every aspect of its business activities. These regulations encompass insurance licensing, pricing strategies, underwriting practices, claims management procedures, as well as capital and solvency requirements.
As an insurance holding company with a portfolio of insurance products offered through its subsidiaries, the Company is required to adhere to complex legal and regulatory requirements specific to each state in which it operates. Each insurance product undergoes detailed legal scrutiny and regulatory filing processes to ensure compliance with state laws and regulatory standards. Of particular significance is the process of rate filing, which involves submitting rates to state insurance regulators for review and approval. State regulators typically mandate that insurers demonstrate that their rates are not only “adequate,” but also not “excessive” or “unfairly discriminatory,” as defined by the laws of each state. This regulatory oversight is crucial in safeguarding consumers, promoting market fairness, and upholding the principles of transparency and accountability within the insurance industry. By operating within this tightly regulated environment and complying with state-specific laws and regulations, the Company demonstrates its commitment to regulatory compliance, consumer protection, and ethical business practices in the delivery of its insurance products and services.

146

Shareholder Proposal
Moreover, the insurance industry is subject to rigorous oversight, examination, and regulation of its underwriting and pricing methodologies by independent state regulatory bodies. These entities conduct thorough market assessments and financial examinations, obviating the necessity for a third-party racial audit. While the Company unequivocally champions DEI, as exemplified by the commitments, programs and initiatives detailed above, the proposed measure fundamentally clashes with the meticulously regulated landscape in which the Company operates.
Implementing the proposal poses a significant risk of prejudicing the Company in potential future legal proceedings involving insurers. By deviating from established practices, the Company might lose a crucial defense in legal disputes, potentially exposing it to unnecessary legal challenges and liabilities.
Periodically, insurers face legal challenges regarding the underwriting and pricing of their products, even when they adhere to all relevant laws and regulations. The inclusion of racial demographic data poses a significant threat to a crucial defense the Company relies on in such cases: the assertion that it neither possesses nor uses racial information about its policyholders. Compromising this key defense could substantially elevate the Company’s vulnerability to litigation and associated costs.
The proposal not only demands an unwarranted allocation of significant management time and corporate resources but also harbors the potential for adverse unintended consequences. By mandating an audit geared towards evaluating the racial implications of the Company’s policies and procedures, the proposal inherently necessitates the Company (either directly or through a third party) to gather racial data concerning its policyholders – a stark deviation from established norms within the insurance industry, including the Company’s own policies and practices. Safeguarding the Company’s stance of not collecting or having access to racial information about current or potential policyholders or any other parties minimizes the risk of race-based considerations and ensures that the Company and its actuarial and underwriting experts prioritize factors that truly influence risk, excluding race.
Accordingly, the Board of Directors recommends that you vote AGAINST this proposal.

2024 PROXY STATEMENT	147

Security Ownership Information
Security Ownership of Directors and Executive Officers

	Amount and Nature of Beneficial Ownership
Name[1]	Common Stock (#)[2,3]	Exercisable Stock Options (#)[4]	Deferred Shares (#)[5]	Total (#)	Percent of Class (%)[6]	Deferred Shares Not Beneficially Owned (#)[7]
Michel A. Khalaf	433,338	452,296	0	885,634	*	0
Marlene Debel	89,176	101,248	0	190,424	*	0
Cheryl W. Grisé	4,708	0	18,956	23,664	*	59,377
Carlos M. Gutierrez	39,265	0	0	39,265	*	0
Carla A. Harris	4,351	0	327	4,678	*	328
Gerald L. Hassell	10,029	0	20,651	30,680	*	1
Laura J. Hay[8]	0	0	47	47	*	190
David L. Herzog	17,635	0	1,181	18,816	*	4,725
R. Glenn Hubbard, Ph.D.	7,904	0	83,618	91,522	*	1
Jeh C. Johnson	17	0	3,200	3,217	*	1
Edward J. Kelly, III	0	0	6,603	6,603	*	26,415
William E. Kennard	10	0	38,741	38,751	*	0
Catherine R. Kinney	24,235	0	36,696	60,931	*	1
John D. McCallion	172,140	142,494	0	314,634	*	0
Diana L. McKenzie	0	0	17,432	17,432	*	524
Denise M. Morrison	29,424	0	0	29,424	*	0
Bill Pappas	57,273	52,697	0	109,970	*	0
Ramy Tadros	121,191	107,328	0	228,519	*	0
Mark A. Weinberger	13,514	0	0	13,514	*	0
Company Board of Directors, but not in any Director’s individual capacity[9]	116,905,555	0	0	116,905,555	16.2%	0
All Directors and executive officers, as a group[10]	1,096,354	907,992	227,452	2,231,798	*	91,563
1Other than as described in note (9) below, all information in the table and the notes thereto is as of the March 28, 2024. None of the Directors or executive officers of the Company beneficially owned any of the Company’s Preferred Stock.
2Each Director and Named Executive Officer had sole voting and investment power over the shares shown in this column opposite his or her name, except as indicated in note (3) below.
3Includes, in the case of William E. Kennard and, therefore, all Directors and executive officers, as a group, 10 shares held by the MetLife Policyholder Trust (the PH Trust) allocated to Ambassador Kennard in his individual capacity as a beneficiary of the PH Trust, over which he had sole investment and shared voting power.
4Reflects shares subject to Stock Options granted under the MetLife, Inc. 2005 Stock and Incentive Plan and the 2015 Stock and Incentive Plan exercisable on or within 60 days after March 28, 2024 (the 60-day Period).
5Reflects Deferred Shares acquirable within the 60-day Period, such as by ending employment or service as a Director, or by taking early distribution of the shares (in some cases with a 10% reduction as provided under the applicable deferred compensation plan), in each case regardless of any delivery delayed to comply with Section 409A.
6Other than as described in note (9) below, reflects the percentage of beneficial ownership as of March 28, 2024. Asterisk (*) indicates less than one percent.
7Reflects Deferred Shares not beneficially owned because they are not acquirable within the 60-day Period.
8Ms. Hay joined the Board effective February 27, 2024.
9As of February 8, 2024, reflects the number of shares held by the PH Trust, as well as percent of shares outstanding, deemed beneficially owned because the Board as an entity directs the votes of those shares on certain matters.
10Represents total shares owned by the Directors and current executive officers in their individual capacities, over which they each exercised sole voting and sole dispositive power, except with respect to shares described in note (3). Does not include shares described in note (9).

148

Security Ownership Information
Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires the Company’s Directors, and certain officers of the Company, and beneficial owners of more than 10% of the shares to file with the SEC initial reports of ownership and reports of changes in ownership of shares and other equity securities of the Company. On one occasion in May 2023, an unaffiliated broker managing one of Secretary Johnson’s accounts did not discuss the purchase of 17 MetLife, Inc. shares with Secretary Johnson. Upon learning that a purchase occurred, the appropriate report was promptly filed and trading restrictions were put in place on Secretary Johnson’s account to prevent such transactions in the future. Based solely upon a review of the filings furnished to the Company during 2023 or written representations that no Form 5 was required, the Company believes that all other filings required to be made by reporting persons were timely made in accordance with the requirements of the Exchange Act.
Security Ownership of Certain Beneficial Owners
The following table sets forth information regarding beneficial ownership by all persons known by the Company to beneficially own more than five percent of the shares:

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Beneficiaries of the MetLife Policyholder Trust[1] c/o Wilmington Trust Company, as Trustee Rodney Square North 1100 North Market Street Wilmington, DE 19890	116,905,555	16.2%
The Vanguard Group[2] 100 Vanguard Blvd. Malvern, PA 19355	57,648,051	7.79%
Dodge & Cox[3] 555 California Street, 40th Floor San Francisco, CA 94104	53,443,191	7.2%
BlackRock, Inc.[4] 50 Hudson Yards New York, NY 10001	52,733,080	7.1%
1The Board reported to the SEC that, as of February 8, 2024, it, as an entity, had shared voting power over 116,905,555 shares held in the PH Trust. The Board’s report is in Amendment No. 96, filed on February 15, 2024, to the Board’s Schedule 13D. MetLife created the PH Trust when Metropolitan Life converted from a mutual insurance company to a stock insurance company in April 2000. At that time, eligible Metropolitan Life policyholders received beneficial ownership of shares, and MetLife transferred these shares to the PH Trust, which is the record owner of the shares. Wilmington Trust Company serves as trustee. The PH Trust beneficiaries have sole investment power over the shares, and can direct the trustee to vote their shares on matters identified in the PH Trust agreement. However, the PH Trust agreement directs the trustee to vote the shares held in the PH Trust on some shareholder matters as recommended or directed by MetLife’s Board of Directors and, on that account, the Board, under SEC rules, shares voting power with the PH Trust beneficiaries and the SEC has considered the Board, as an entity, a beneficial owner under the rules.
2This information is based solely on a Schedule 13G/A filed with the SEC on February 13, 2024 by The Vanguard Group, which reported beneficial ownership as of December 29, 2023 of 57,648,051 shares, constituting 7.79% of the shares, with sole voting power with respect to 0 of the shares, sole dispositive power with respect to 54,831,505 of the shares, shared voting power with respect to 834,058 of the shares, and shared dispositive power with respect to 2,816,546 of the shares.
3This information is based solely on a Schedule 13G/A filed with the SEC on February 13, 2024 by Dodge & Cox, which reported beneficial ownership as of December 31, 2023 of 53,443,191 shares, constituting 7.2% of the shares, with sole voting power with respect to 50,466,823 of the shares, sole dispositive power with respect to 53,443,191 of the shares, and shared voting and dispositive power with respect to 0 of the shares.
4This information is based solely on a Schedule 13G/A filed with the SEC on January 26, 2024 by BlackRock, Inc., which reported beneficial ownership as of December 31, 2023 of 52,733,080 shares, constituting 7.1% of the shares, with sole voting power with respect to 46,868,752 of the shares, sole dispositive power with respect to 52,733,080 of the shares, and shared voting and dispositive power with respect to 0 of the shares.

2024 PROXY STATEMENT	149

Other Information
Information About the Annual Meeting, Proxy Voting, and the Board of Directors
The Board is not aware of any business to be presented for a vote at the Annual Meeting other than those described in this Proxy Statement. If any other matters properly arise at the meeting, your proxy, together with the other proxies received, will be voted at the discretion of the proxy holders designated on the proxy card.
Accessing Your Proxy Materials
MetLife is using “notice and access” procedures to distribute its proxy materials to its shareholders. MetLife is mailing a Notice to shareholders. Shareholders who received the Notice may access the proxy materials over the Internet or, on request, receive a paper copy of the materials by mail or an e-mail copy. The Notice includes instructions on how to access the materials over the Internet and how to request a paper or e-mail copy. The Notice further provides instructions on how shareholders may elect to receive proxy materials in the future in printed form or by electronic mail.
Some of our shareholders, including shareholders who previously asked to receive paper copies of the proxy materials, will receive paper copies of the proxy materials.
Electronic Delivery of the Proxy Statement and Annual Report to Shareholders
If you are a shareholder of record, you may choose to receive future proxy statements and annual reports to shareholders electronically by consenting to electronic delivery online by accessing your account at: www.computershare.com/metlife. If you choose to receive your proxy materials electronically, your choice will remain in effect until you notify MetLife that you wish to discontinue electronic delivery of these documents. You may provide your notice to MetLife by accessing your account via the Internet at www.computershare.com/metlife.
If you hold your shares in street name in a stock brokerage account or at a bank or other nominee, refer to the information provided by that entity for instructions on how to elect this option.
Participating in the Annual Meeting
The Annual Meeting will be held solely by means of remote communication in a virtual-only format. There will be no in-person meeting. The virtual Annual Meeting allows all shareholders to join the meeting, regardless of location. As with an in-person meeting, shareholders will be able to vote, ask questions, and exercise any other shareholder rights that shareholders would be entitled to exercise at the Annual Meeting. MetLife shareholders of record or their duly appointed proxies are entitled to participate in the Annual Meeting. Each shareholder may appoint only one representative to participate in the Annual Meeting on his, her or its behalf.
Holders of Record. To participate in the Annual Meeting, shareholders must visit www.virtualshareholdermeeting.com/MET2024 (Virtual Meeting Site) on Tuesday, June 18, 2024, and enter the 16-digit control number (Control Number) on the Notice, proxy card, or voting instruction form they received. Shareholders who enter their Control Number may vote, submit questions and exercise any other shareholder rights that shareholders would be entitled to exercise at the Annual Meeting by following instructions on the Virtual Meeting Site. Anyone who does not enter a Control Number will not be able to vote or submit questions during the Annual Meeting but may listen as a guest.
Participants may access the Virtual Meeting Site beginning at 2:15 p.m., Eastern Time to log in prior to the start of the Annual Meeting at 2:30 p.m., Eastern Time.

150

Other Information
Holders in Street Name. Beneficial owners whose shares are held in street name in a stock brokerage account or by a bank or other nominee also are entitled to participate in the Annual Meeting. As part of your proxy materials provided by the shareholder of record, you will receive instructions on how to access the Virtual Meeting Site and participate in the Annual Meeting. You must follow those instructions to be able to participate in the Annual Meeting.
Question Period. Shareholders may submit questions during the Annual Meeting related to the proposals presented at the Annual Meeting. The Company will also hold a Question Period for general shareholder questions related to the business of the Company immediately following the adjournment of the Annual Meeting. Shareholders may submit questions by following instructions on the Virtual Meeting Site. A shareholder who wishes to submit a question in advance may do so at www.proxyvote.com upon logging in using their Control Number. The Company expects to post responses to any appropriate questions that it did not address during the Annual Meeting or the Question Period on https://investor.metlife.com under “Helpful Links.”
MetLife will make the Annual Meeting and Question Period Rules of Conduct available on the Virtual Meeting Site. The Rules of Conduct will address such matters as the types of questions the Company will address during the Annual Meeting and during the Question Period, how the Company will respond to such questions, the guidelines for submitting questions, and how questions and responses will be disclosed to shareholders.
The Company asks all shareholders to provide name and contact details when submitting a question through the Virtual Meeting Site. This will help MetLife address any individual concerns or follow-up matters as appropriate. For questions of personal interest that are not of general concern to all shareholders, or questions posed at the Annual Meeting not otherwise answered, please contact the Company after the Annual Meeting by visiting https://investor.metlife.com/resources/investor-contacts/.
Technical Support. Anyone who has technical difficulties accessing or using the Virtual Meeting Site during the Annual Meeting should call the technical support number on the Virtual Meeting Site.
The Virtual Meeting Site is supported on browsers (e.g., Edge, Firefox, Chrome and Safari) and devices (desktops, laptops, tablets and cell phones) running the most updated version of applicable software and plugins. Each participant should ensure strong WiFi or other internet connection.
Shares Outstanding and Holders of Record Entitled to Vote at the Annual Meeting
There were 713,119,313 shares outstanding as of the April 19, 2024 Record Date. Each of those shares is entitled to one vote on each matter to be voted on at the Annual Meeting.
All holders of record of shares at the close of business on the April 19, 2024 Record Date are entitled to vote at the Annual Meeting.
In accordance with Delaware law, for the 10 days prior to the Annual Meeting, a list of registered holders entitled to vote at the Annual Meeting will be available for inspection during ordinary business hours in the Corporate Secretary’s Office, MetLife, Inc., 200 Park Avenue, New York, NY 10166. Please contact the Corporate Secretary by sending an email to CorporateSecretary@MetLife.com if you wish to inspect the list prior to the Annual Meeting.
Your Vote is Important
Whether or not you plan to participate in the Annual Meeting, please take the time to vote your shares as soon as possible. You may vote your shares on the Internet, by using a toll-free telephone number or by mailing your proxy card (see your Notice or proxy card for complete instructions, or refer to the instructions that follow).
Voting Your Shares
Holders of Record. If you are a shareholder of record or a duly appointed proxy of a shareholder of record, you may vote by:
•participating in the virtual-only Annual Meeting and voting electronically;
•voting on the Internet or by telephone no later than 11:59 p.m., Eastern Time, June 17, 2024; or

2024 PROXY STATEMENT	151

Other Information
•mailing your proxy card so that it is received by MetLife, to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717 prior to the Annual Meeting.
Instructions about these ways to vote appear on your Notice and proxy card. If you vote on the Internet or by telephone, please have your Notice or proxy card available for reference when you vote.
For shareholders of record, votes submitted by mail, on the Internet or by telephone will be voted by the individuals named on the proxy card in the manner you indicate. If you do not specify how your shares are to be voted, the proxies will vote your shares FOR Proposal 1 (election of each Director nominee), Proposal 2 (ratification of the appointment of Deloitte as the Company’s independent auditor for 2024), Proposal 3 (advisory vote to approve compensation paid to the Company’s Named Executive Officers), and Proposal 4 (approval of the MetLife, Inc. 2025 Stock and Incentive Compensation Plan), and will vote your shares AGAINST the shareholder proposal (Proposal 5).
Holders in Street Name. If you are a beneficial owner whose shares are held in street name and you wish to vote electronically at the virtual-only Annual Meeting, you must obtain a proxy from your bank, broker or other nominee and follow the instructions on how to access the Virtual Meeting Site and vote at the meeting. If you do not instruct your broker how to vote on Proposal 2, considered a routine matter, your shares may be voted upon by your broker. If you do not instruct your broker to vote on Proposals 1, 3, 4, or 5, considered non-routine matters, your shares will not be voted by your broker (a Broker Non-Vote), unless your voting instructions are received. See “Tabulation of Abstentions and Broker Non-Votes” below for additional details. Contact your bank, broker or other nominee directly if you have questions.
Changing Your Vote or Revoking Your Proxy After it is Submitted
Holders of Record. You may change your vote or revoke your proxy by:
•subsequently voting on the Internet or by telephone no later than 11:59 p.m., Eastern Time, June 17, 2024;
•signing another proxy card with a later date and returning it so that it is received by MetLife at Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717 prior to the Annual Meeting;
•sending your notice of revocation so that it is received by MetLife to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717 prior to the Annual Meeting or sending your notice of revocation to MetLife via the Internet at www.proxyvote.com no later than 11:59 p.m., Eastern Time, June 17, 2024; or
•participating in the virtual-only Annual Meeting and voting electronically.
Holders in Street Name. If you hold your shares in street name in a stock brokerage account or at a bank or other nominee, please contact the brokerage firm, bank or other nominee for instructions on how to change your vote.
Voting of Shares Held in the MetLife Policyholder Trust
The beneficiaries of the PH Trust may direct Wilmington Trust Company, as trustee, to vote their shares held in the trust on certain matters that are identified in the trust agreement governing the trust, including approval of mergers and contested Directors’ elections. On all other matters, the trust agreement directs the trustee to vote the shares held in the trust as recommended or directed by the Company’s Board of Directors. The beneficiaries of the trust may not direct the trustee to vote their shares on any matters to be presented at the Annual Meeting.
Vote Required to Elect Directors
Under the By-Laws, in an uncontested election, such as the election of Directors at the Annual Meeting, the vote of a majority of the votes cast with respect to a Director’s election at a meeting at which a quorum is present will determine the election of the Director. Under Delaware law, a Director holds office until the Director’s successor is elected and qualified or until the Director’s earlier resignation or removal. The By-Laws provide that, following the certification of the shareholder vote in an uncontested election, such as the election of Directors at the Annual Meeting, any incumbent Director who is a nominee for election as Director who receives a greater number of votes “against” his or her election than votes “for” his or her election will promptly tender his or her resignation. The Governance Committee will promptly consider the offer to resign and recommend to the Board whether to accept or reject it. The Board will decide within 90 days following certification of the shareholder vote whether to accept or reject the resignation. The Board’s decision and, if applicable, the reasons for rejecting the resignation, will be disclosed in a Current Report on Form 8-K filed with the SEC.

152

Other Information
Vote Required to Approve Matters Other than the Election of Directors
The affirmative vote of the holders of a majority of the shares voting will be sufficient to ratify Proposals 2-5 in the table below. See “Votes Required to Elect Directors” above for voting requirements relating to Proposal 1.

	Proposal	Vote Required for Approval	Effect of Abstentions	Effect of Broker Non-Votes
1	Election of 13 Director nominees named in this Proxy Statement, each for a one-year term	Majority of shares voted[1]	No effect	No effect
2	Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent auditor for 2024	Majority of shares voted	No effect	Not applicable
3	Advisory (non-binding) vote to approve compensation paid to the Company’s Named Executive Officers	Majority of shares voted	No effect	No effect
4	Approval of the MetLife, Inc. 2025 Stock and Incentive Compensation Plan	Majority of shares voted	No effect	No effect
5	Shareholder proposal	Majority of shares voted	No effect	No effect
1See “Vote Required to Elect Directors” above.
Tabulation of Abstentions and Broker Non-Votes
If a shareholder abstains from voting as to the election of each Director nominee (Proposal 1), the ratification of the appointment of Deloitte as the Company’s independent auditor for 2024 (Proposal 2), the approval of the advisory vote to approve the compensation paid to the Company’s Named Executive Officers (Proposal 3), the approval of the MetLife, Inc. 2025 Stock and Incentive Compensation Plan (Proposal 4), or the shareholder proposal (Proposal 5), the shareholder’s shares will not be counted as voting for or against that matter.
If you are a beneficial owner whose shares are held in street name and you do not submit voting instructions to your broker, your broker may generally vote your shares in its discretion on routine matters. Proposal 2 is considered routine and may be voted upon by your broker if you do not submit voting instructions. However, brokers do not have the discretion to vote their clients’ shares on non-routine matters, unless the broker receives voting instructions from the beneficial shareholder. Proposals 1, 3, 4, and 5, are considered non-routine matters. Consequently, if your shares are held in street name, you must provide your broker with instructions on how to vote your shares in order for your shares to be voted on these proposals. If a broker does not cast a vote as to Proposal 1, 3, 4, or 5, the absence of a vote will have the same effect on those proposals as an abstention, and will not affect the outcome of the vote.
Quorum
To conduct business at the Annual Meeting, a quorum must be present. A quorum will be present if shareholders of record of one-third or more of the shares entitled to vote at the meeting are present in person or are represented by proxies. Abstentions and Broker Non-Votes will be counted to determine whether a quorum is present.
Inspector of Election and Confidential Voting
The Board appointed an agent of American Election Services, LLC to be Inspector of Election at the Annual Meeting. The By-Laws provide for confidential voting.

2024 PROXY STATEMENT	153

Other Information
Cost of Soliciting Proxies for the Annual Meeting
The Company retained Georgeson LLC to assist with the solicitation of proxies from the Company’s shareholders of record. For these services, the Company will pay Georgeson LLC a fee of approximately $19,000, plus expenses. The Company also will reimburse banks, brokers or other nominees for their costs of sending the Company’s proxy materials to beneficial owners. Directors, officers or other MetLife employees also may solicit proxies from shareholders in person, or by telephone, facsimile transmission or other electronic means of communication, but will not receive any additional compensation for such services.
Where to Find the Voting Results of the Annual Meeting
The Company will announce preliminary voting results at the Annual Meeting and publish preliminary or final voting results in a Form 8-K within four business days following the meeting. If only preliminary voting results are available for reporting in the Form 8-K, the Company will amend the Form 8-K to report final voting results within four business days after the final voting results are known.
Additional Information
2025 Annual Meeting Shareholder Proposals and Nominations Deadlines
Shareholders may present proposals at MetLife's 2025 annual meeting and include such proposals in the Company's proxy materials as long as the Corporate Secretary receives such proposals at MetLife, Inc., 200 Park Avenue, New York, NY 10166, Attention: Corporate Secretary (the Notice Address) on or before the close of business on December 27, 2024, and all other requirements of Rule 14a-8 under the Exchange Act are satisfied. If the Company changes this deadline, it will disclose that fact and the new deadline in a Quarterly Report on Form 10-Q or a Current Report on Form 8-K.
The By-Laws permit a shareholder, or a group of up to 20 shareholders, owning shares continuously for at least three years representing an aggregate of at least three percent of the voting power entitled to vote in the election of Directors, to nominate for election to the Board up to the greater of two nominees or 20% of the Board and include such nominee(s) in the Company’s proxy materials as long as the Corporate Secretary receives notice of such request at the Notice Address no earlier than the close of business on the 150th calendar day and no later than the close of business on the 120th calendar day prior to the first anniversary of the previous year’s annual meeting (the Notice Window), and all other proxy access requirements specified in the By-Laws are satisfied. Therefore, assuming that the 2025 annual meeting is held on schedule, the Corporate Secretary must receive such notice no earlier than the close of business on January 19, 2025 and no later than the close of business on February 18, 2025.
Shareholders may also present proposals at MetLife’s 2025 annual meeting and/or nominate person(s) for election to the Board without requesting that such proposal(s) and/or nominee(s) be included in the Company’s proxy materials as long as the Corporate Secretary receives notice at the Notice Address within the Notice Window, and all other requirements specified in the By-Laws are satisfied.
Any shareholder who intends to solicit proxies in support of any Director nominee other than MetLife’s nominees (other than through the proxy access process described above) must comply with and provide the information required by the By-Laws and by Rule 14a-19 under the Exchange Act to the Notice Address within the Notice Window. The advance notice provisions under the By-Laws are in addition to, and separate from, the requirements that a shareholder must meet in order to have any such Director nominee included in the Company’s proxy materials.
See the By-Laws and the Corporate Governance Guidelines for additional information. A copy of each is available on MetLife’s website at www.metlife.com/about-us/corporate-governance by selecting the appropriate category under the heading “Related Links.”

154

Other Information
Forward-Looking Statements
This Proxy Statement may contain or incorporate by reference information that includes or is based upon forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements give expectations or forecasts of future events and do not relate strictly to historical or current facts. They use words and terms such as “anticipate,” “are confident,” “assume,” “believe,” “continue,” “could,” “estimate,” “expect,” “if,” “intend,” “likely,” “may,” “plan,” “potential,” “project,” “should,” “will,” “would” and other words and terms of similar meaning or that are otherwise tied to future periods or future performance, in each case in all derivative forms. They include statements relating to future actions, prospective services or products, future performance or results of current and anticipated services or products, future sales efforts, future expenses, environmental, social and governance plans and goals, the outcome of contingencies such as legal proceedings, and future trends in operations and financial results.
Many factors determine Company results, and they involve unpredictable risks and uncertainties. MetLife’s forward-looking statements depend on our assumptions, our expectations, and our understanding of the economic environment, but they may be inaccurate and may change. The Company does not guarantee any future performance. Its results could differ materially from those it expresses or implies in forward-looking statements. The risks, uncertainties and other factors identified in MetLife, Inc.’s filings with the SEC and others, may cause such differences. For example, MetLife’s 2023 Form 10-K, any Quarterly Reports on Form 10-Q or Current Report on Form 8-K filed by MetLife with the SEC after the Company filed the 2023 Form 10-K under the captions “Note Regarding Forward-Looking Statements” or “Risk Factors,” and other filings MetLife makes with the SEC identify some of these risks and uncertainties.
MetLife does not undertake any obligation to publicly correct or update any forward-looking statement if MetLife later becomes aware that such statement is not likely to be achieved. Please consult any further disclosures MetLife makes on related subjects in reports to the SEC.
MetLife’s Annual Report on Form 10-K
MetLife, Inc. will provide to shareholders without charge, upon written request, a copy of MetLife, Inc.’s Annual Report on Form 10-K (including financial statements and financial statement schedules, but without exhibits) for the fiscal year ended December 31, 2023. MetLife, Inc. will furnish to requesting shareholders any exhibit to the 2023 Form 10-K upon the payment of reasonable expenses incurred by MetLife, Inc. in furnishing such exhibit. Requests should be directed to MetLife Investor Relations, MetLife, Inc., 200 Park Avenue, New York, New York 10166 or via the Internet by going to https://investor.metlife.com and selecting “Contact Us” under “Investor Resources” from the menu bar. The 2023 Form 10-K may also be accessed at https://investor.metlife.com by selecting “SEC Filings” under “Financials” from the menu bar as well as at the website of the SEC at www.sec.gov.
Principal Executive Offices
The principal executive offices of MetLife are at 200 Park Avenue, New York, NY 10166.
Third-Party Trademarks
All third-party trademarks and/or service marks (including logos and icons) used in this document remain the property of their respective owners. Unless specifically identified as such, MetLife’s use of third-party trademarks does not indicate any relationship, sponsorship or endorsement between MetLife and the owners of these marks. All references by MetLife to third-party marks are to identify the corresponding third party goods and/or services and intended to constitute nominative fair use under applicable trademark laws.

2024 PROXY STATEMENT	155

Appendix A — Compensation Discussion and Analysis Supplementary Information
Comparator Group and MetLife Revenues, Total Assets and Market Capitalization

Comparator Group Company ($ in millions, except percentile data)	Revenues[1,2]	Total Assets[1,3]	Market Capitalization[3,4]
Aflac Inc.	18,701	126,724	47,725
Allstate Corp	57,094	103,362	36,675
American Express Company[5]	60,515	261,108	135,447
American International Group	46,802	539,306	46,669
AXA SA6, 7	111,905	711,343	74,042
Bank of America Corporation[5]	98,581	3,180,151	265,840
Citigroup Inc.[5]	78,462	2,411,834	97,896
Hartford Financial Services	24,527	76,780	23,991
HSBC Holdings plc[5,6]	66,058	3,038,677	153,600
JPMorgan Chase & Co.[5]	158,104	3,875,393	489,320
Manulife Financial Corp.[6,8]	36,793	660,971	40,039
Morgan Stanley[5]	54,143	1,193,693	151,702
Prudential Financial Inc.	53,979	721,123	37,254
Sun Life Financial Inc.[6,8]	30,780	251,564	30,439
The Travelers Companies, Inc.	41,364	125,978	43,470
U.S. Bancorp[5]	28,144	663,491	67,430
Wells Fargo & Company[5]	82,597	1,932,468	177,136
MetLife	66,905	687,584	48,329
MetLife Percentile of Comparator Group[9]	69%	53%	44%
1Source (except for percentile data): 2023 Annual Reports on Forms 10-K, 20-F or 40-F as applicable, except source for AXA S.A.: Universal Registration Document 2023 - Annual Financial Report.
2For fiscal year ended December 31, 2023.
3As of December 31, 2023.
4Source (except percentile data): Bloomberg.
5For these companies with banking operations, revenues are shown net of the interest expense associated with deposits, short-term borrowings, trading account liabilities, long-term debt, etc. This is consistent with the presentation in each company’s financial statements.
6Amounts reported for “Revenues” and “Total Assets” under International Financial Reporting Standards. Amount reported for “Revenues” combines financial statement lines for Revenues and Net Investment Result for comparability to GAAP Revenues. All other companies’ information reported under GAAP.
7Amounts converted from Euros at €1 = U.S.$1.1038, the exchange rate as of December 29, 2023.
8Amounts converted from Canadian dollars at CAD$1 = U.S.$0.7549, the exchange rate as of December 29, 2023.
9MetLife is excluded from the Comparator Group when determining its percentile.

2024 PROXY STATEMENT	A-1

Appendix A — Compensation Discussion and Analysis Supplementary Information
Maximum AVIP Performance Funding Level and 2023 Calculation
The calculation has the following features:
•To produce Adjusted Earnings for AVIP, after-tax Adjusted Earnings is adjusted to remove the impact (if any) of VII on an after-tax basis that was higher or lower than the Business Plan goal by 10% or more.
•For each one full percent that Adjusted Earnings for AVIP differs from the Business Plan target, up to and including three percent above or below the target, the AVIP Performance Funding Level moves one percent up or down from 100%, interpolated between whole numbers. If performance is at least four percent above or below target, then the Performance Funding Level moves 2.5% up or down from 100% for each one percent of performance above or below the target, to a threshold funding level of 50% or maximum funding level of 150%. See graphic below for additional detail on the funding scale.
•If Adjusted Earnings for AVIP were less than 50% of the Business Plan Goal, the AVIP Performance Funding Level would be at zero – generating no funds for AVIP awards.
The Company’s Adjusted Earnings for AVIP produced the AVIP Performance Funding Level and resulting amount available for all AVIP awards for 2023 shown below.

($ in millions)
Adjusted Earnings[1]	5,525
Add (Subtract) shortfall (excess) of VII, to the extent more than 10% lower (higher) than the Business Plan target	1,220
Adjustment for asbestos litigation expense	76
Adjusted Earnings for AVIP purposes	6,821
Business Plan Adjusted Earnings goal	6,575
Adjusted Earnings for AVIP as a percentage of Business Plan Adjusted Earnings goal	103.7%
AVIP Performance Funding Level (for Adjusted Earnings for AVIP of 103.7% of Business Plan goal)	107.9%
Total target-performance planning amount of all employees’ AVIP (the AVIP Planning Target)	475
Total amount available for all AVIP equals AVIP Performance Funding Level times AVIP Planning Target	513
1See “Annual Incentive Awards” in How Did We Compensate Our CEO and Other Named Executive Officers?

A-2

Appendix A — Compensation Discussion and Analysis Supplementary Information
Detail of the AVIP Funding Scale Around Target
•Performance below 50% of Business Plan would provide 0% funding
•Performance between 50% to 80% of Business Plan would be limited to 50% funding
•Performance above 120% would be capped at 150% funding

2024 PROXY STATEMENT	A-3

Appendix A — Compensation Discussion and Analysis Supplementary Information
Performance Share and Performance Unit Performance Factor

	Adjusted ROE Performance as a Percentage of Business Plan Goal (%)	TSR Performance as a Percentile of Peers (%tile)	Performance Factor (%)
Below Threshold	0-79	0-24th	0
Threshold	80	25th	25
Target	100	50th	100
Maximum	120	87.5th	175
Above Maximum	121+	87.6th-99th	175
The performance metrics call for a cap to the entire performance factor at 100% if the Company’s TSR for the performance period is zero or negative.
Performance Share and Performance Unit TSR Peer Group

Company	2018-2020 Performance Period	2019-2021 Performance Period	2020-2022 Performance Period	2021-2023 Performance Period	2022-2024 Performance Period	2023-2025 Performance Period
Aegon N.V.	✓
Aflac Incorporated	✓	✓	✓	✓	✓	✓
AIA Group Limited	✓
Allianz SE	✓	✓	✓	✓	✓	✓
American International Group, Inc.	✓	✓	✓	✓	✓	✓
Assicurazioni Generali S.p.A.	✓
Aviva PLC	✓
AXA S.A.	✓	✓	✓	✓	✓	✓
Chubb Limited		✓	✓	✓	✓	✓
Globe Life Inc.		✓	✓	✓	✓	✓
Legal & General Group PLC	✓	✓	✓	✓	✓	✓
Lincoln National Corporation	✓	✓	✓	✓	✓	✓
Manulife Financial Corporation	✓	✓	✓	✓	✓	✓
Ping An Insurance (Group) Company of China, Ltd.	✓
Principal Financial Group, Inc.	✓	✓	✓	✓	✓	✓
Prudential Financial, Inc.	✓	✓	✓	✓	✓	✓
Prudential plc	✓	✓	✓	✓	✓	✓
Sun Life Financial Inc.		✓	✓	✓	✓	✓
The Allstate Corporation	✓	✓	✓	✓	✓	✓
The Dai-ichi Life Insurance Company, Limited	✓	✓	✓	✓	✓	✓
The Hartford Financial Services Group Inc.	✓	✓	✓	✓	✓	✓
The Travelers Companies, Inc.	✓	✓	✓	✓	✓	✓
Unum Group	✓	✓	✓	✓	✓	✓
Zurich Financial Services AG	✓	✓	✓	✓	✓	✓

A-4

Appendix B — Non-GAAP and Other Financial Disclosures

Any references in this Proxy Statement (except in this section and the tables that accompany this section) to:		should be read as, respectively:
(i)	net income (loss);	(i)	net income (loss) available to MetLife, Inc.’s common shareholders;
(ii)	adjusted earnings;	(ii)	adjusted earnings available to common shareholders;
(iii)	adjusted earnings per share (EPS);	(iii)	adjusted earnings available to common shareholders per diluted common share;
(iv)	book value per share;	(iv)	book value per common share excluding accumulated other comprehensive income (AOCI) other than foreign currency translation adjustment (FCTA);
(v)	adjusted return on equity; and	(v)	adjusted return on MetLife, Inc.’s common stockholders’ equity, excluding AOCI other than FCTA; and
(vi)	direct expense ratio.	(vi)	direct expense ratio, excluding pension risk transfers (PRT).
In this Proxy Statement, MetLife presents certain measures of its performance on a consolidated and segment basis that are not calculated in accordance with accounting principles generally accepted in the United States of America (GAAP). MetLife believes that these non-GAAP financial measures enhance the understanding for MetLife and its investors of MetLife’s performance by highlighting the results of operations and the underlying profitability drivers of the business. Segment-specific financial measures are calculated using only the portion of consolidated results attributable to that specific segment.
The following non-GAAP financial measures should not be viewed as substitutes for the most directly comparable financial measures calculated in accordance with GAAP:

2024 PROXY STATEMENT	B-1

Appendix B — Non-GAAP and Other Financial Disclosures

Non-GAAP financial measures:		Comparable GAAP financial measures:
(i)	adjusted premiums, fees and other revenues;	(i)	premiums, fees and other revenues;
(ii)	adjusted premiums, fees and other revenues, excluding PRT;	(ii)	premiums, fees and other revenues;
(iii)	adjusted net investment income;	(iii)	net investment income;
(iv)	adjusted capitalization of deferred policy acquisition costs (DAC);	(iv)	capitalization of DAC;
(v)	adjusted earnings available to common shareholders;	(v)	net income (loss) available to MetLife, Inc.’s common shareholders;
(vi)	adjusted earnings available to common shareholders, excluding total notable items;	(vi)	net income (loss) available to MetLife, Inc.’s common shareholders;
(vii)	adjusted earnings available to common shareholders per diluted common share;	(vii)	net income (loss) available to MetLife, Inc.’s common shareholders per diluted common share;
(viii)	adjusted earnings available to common shareholders, excluding total notable items, per diluted common share;	(viii)	net income (loss) available to MetLife, Inc.’s common shareholders per diluted common share;
(ix)	adjusted return on equity;	(ix)	return on equity;
(x)	adjusted return on equity, excluding AOCI other than FCTA;	(x)	return on equity;
(xi)	adjusted return on equity, excluding total notable items (excludes AOCI other than FCTA);	(xi)	return on equity;

(xii)	total MetLife, Inc.’s common stockholders’ equity, excluding AOCI other than FCTA;	(xii)	total MetLife, Inc.’s stockholders’ equity;
(xiii)	total MetLife, Inc.’s common stockholders’ equity, excluding total notable items (excludes AOCI other than FCTA);	(xiii)	total MetLife, Inc.’s stockholders’ equity;
(xiv)	book value per common share, excluding AOCI other than FCTA;	(xiv)	book value per common share;
(xv)	free cash flow of all holding companies;	(xv)	MetLife, Inc. (parent company only) net cash provided by (used in) operating activities;
(xvi)	adjusted other expenses;	(xvi)	other expenses;
(xvii)	adjusted other expenses, net of adjusted capitalization of DAC;	(xvii)	other expenses, net of capitalization of DAC;
(xviii)	adjusted other expenses, net of adjusted capitalization of DAC, excluding total notable items related to adjusted other expenses;	(xviii)	other expenses, net of capitalization of DAC;
(xix)	adjusted expense ratio;	(xix)	expense ratio;
(xx)	adjusted expense ratio, excluding total notable items related to adjusted other expenses and PRT;	(xx)	expense ratio;
(xxi)	direct expenses;	(xxi)	other expenses;
(xxii)	direct expenses, excluding total notable items related to direct expenses;	(xxii)	other expenses;
(xxiii)	direct expense ratio; and	(xxiii)	expense ratio; and
(xxiv)	direct expense ratio, excluding total notable items related to direct expenses and PRT.	(xxiv)	expense ratio.

B-2

Appendix B — Non-GAAP and Other Financial Disclosures
Any of these financial measures shown on a constant currency basis reflect the impact of changes in foreign currency exchange rates and are calculated using the average foreign currency exchange rates for the most recent period. As a result, comparable prior period amounts are updated each period to reflect the most recent period average foreign currency exchange rates.
Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures are included in this section. Reconciliations of these non-GAAP measures to the most directly comparable GAAP measures are not accessible on a forward-looking basis because we believe it is not possible without unreasonable effort to provide other than a range of net investment gains and losses and net derivative gains and losses, which can fluctuate significantly within or outside the range and from period to period and may have a material impact on net income.
MetLife’s definitions of non-GAAP and other financial measures discussed in this Proxy Statement may differ from those used by other companies:
Adjusted earnings and related measures
•adjusted earnings;
•adjusted earnings available to common shareholders;
•adjusted earnings available to common shareholders, excluding total notable items;
•adjusted earnings available to common shareholders per diluted common share; and
•adjusted earnings available to common shareholders, excluding total notable items per diluted common share.
These measures are used by management to evaluate performance and allocate resources. Consistent with GAAP guidance for segment reporting, adjusted earnings and components of, or other financial measures based on, adjusted earnings are also MetLife’s GAAP measures of segment performance. Adjusted earnings and other financial measures based on adjusted earnings are also the measures by which MetLife senior management’s and many other employees’ performance is evaluated for the purposes of determining their compensation under applicable compensation plans. Adjusted earnings and other financial measures based on adjusted earnings allow analysis of MetLife’s performance relative to its Business Plan and facilitate comparisons to industry results.
Effective January 1, 2023, MetLife adopted ASU 2018-12, Financial Services - Insurance (Topic 944): Targeted Improvements to the Accounting for Long-Duration Contracts, as amended ("LDTI"), with a transition date of January 1, 2021, which impacted the calculation of adjusted earnings. Due to the adoption of LDTI, the measurement model was simplified for DAC and value of business acquired ("VOBA"), and most embedded derivatives were reclassified as market risk benefits. As a result, MetLife updated its calculation of adjusted earnings to remove certain adjustments related to the amortization of DAC, VOBA and related intangibles and adjusted for changes in measurement of certain guarantees. Under LDTI, adjusted earnings excludes changes in fair value associated with market risk benefits, changes in discount rates on certain annuitization guarantees, losses at contract inception for certain single premium business, and asymmetrical accounting associated with in-force reinsurance. Other than as described in “Historical Non-GAAP and Other Financial Measures” below, all periods presented herein reflect the updated calculation of adjusted earnings.
Adjusted earnings is defined as adjusted revenues less adjusted expenses, net of income tax. Adjusted loss is defined as negative adjusted earnings. Adjusted earnings available to common shareholders is defined as adjusted earnings less preferred stock dividends.
Adjusted revenues and adjusted expenses
These financial measures, along with the related adjusted premiums, fees and other revenues, focus on our primary businesses principally by excluding the impact of (i) market volatility which could distort trends, (ii) asymmetrical and non-economic accounting, and (iii) revenues and costs related to divested businesses, non-core products and certain entities required to be consolidated under GAAP. Also, these measures exclude results of discontinued operations under GAAP.
Market volatility can have a significant impact on MetLife’s financial results. Adjusted earnings excludes net investment gains (losses), net derivative gains (losses), market risk benefits remeasurement gains (losses) and goodwill impairments. Further, policyholder benefits and claims exclude (i) changes in the discount rate on certain annuitization guarantees accounted for as additional liabilities and (ii) market value adjustments.
Asymmetrical and non-economic accounting adjustments are made to the line items indicated in calculating adjusted earnings:

2024 PROXY STATEMENT	B-3

Appendix B — Non-GAAP and Other Financial Disclosures
•Net investment income includes earned income on derivatives and amortization of premium on derivatives that are hedges of investments or that are used to replicate certain investments, but do not qualify for hedge accounting treatment ("Investment hedge adjustments").
•Other revenues include settlements of foreign currency earnings hedges and exclude asymmetrical accounting associated with in-force reinsurance.
•Policyholder benefits and claims excludes (i) amortization of basis adjustments associated with de-designated fair value hedges of future policy benefits, (ii) inflation-indexed benefit adjustments associated with contracts backed by inflation-indexed investments, (iii) asymmetrical accounting associated with in-force reinsurance, and (iv) non-economic losses incurred at contract inception for certain single premium annuity business. These losses are amortized into adjusted earnings within policyholder benefits and claims over the estimated lives of the contracts.
•Interest credited to policyholder account balances excludes amounts associated with periodic crediting rate adjustments based on the total return of a contractually referenced pool of assets and other pass-through adjustments and asymmetrical accounting associated with in-force reinsurance.
Divested businesses are those that have been or will be sold or exited by MetLife but do not meet the discontinued operations criteria under GAAP. Divested businesses also include the net impact of transactions with exited businesses that have been eliminated in consolidation under GAAP and costs relating to businesses that have been or will be sold or exited by MetLife that do not meet the criteria to be included in results of discontinued operations under GAAP.
Other adjustments are made to the line items indicated, in calculating adjusted earnings:
•Net investment income and interest credited to policyholder account balances excludes certain amounts related to contractholder-directed equity securities.
•Other revenues include fee revenue on synthetic GICs accounted for as freestanding derivatives.
•Other revenues exclude and other expenses include fees received in connection with services provided under transition service agreements.
•Other expenses exclude (i) implementation of new insurance regulatory requirements and other costs, and (ii) acquisition, integration and other related costs. Other expenses include (i) deductions for net income attributable to noncontrolling interests, and (ii) benefits accrued on synthetic GICs accounted for as freestanding derivatives.
Adjusted earnings also excludes the recognition of certain contingent assets and liabilities that could not be recognized at acquisition or adjusted for during the measurement period under GAAP business combination accounting guidance.
The tax impact of the adjustments mentioned above are calculated net of the U.S. or foreign statutory tax rate, which could differ from MetLife’s effective tax rate. Additionally, the provision for income tax (expense) benefit also includes the impact related to the timing of certain tax credits, as well as certain tax reforms.
In addition, adjusted earnings available to common shareholders excludes the impact of preferred stock redemption premium which is reported as a reduction to net income (loss) available to MetLife, Inc.’s common shareholders.
Investment portfolio gains (losses) and derivative gains (losses)
These are measures of investment and hedging activity. Investment portfolio gains (losses) principally excludes amounts that are reported within net investment gains (losses) but do not relate to the performance of the investment portfolio, such as gains (losses) on sales and divestitures of businesses, as well as investment portfolio gains (losses) of divested businesses. Derivative gains (losses) principally excludes earned income on derivatives and amortization of premium on derivatives, where such derivatives are either hedges of investments or are used to replicate certain investments, and where such derivatives do not qualify for hedge accounting. This earned income and amortization of premium is reported within adjusted earnings and not within derivative gains (losses).
Return on equity and related measures
•Total MetLife, Inc.’s common stockholders’ equity, excluding AOCI other than FCTA: total MetLife, Inc.’s common stockholders’ equity, excluding the net unrealized investment gains (losses), future policy benefits discount rate remeasurement gains (losses), market risk benefits instrument-specific credit risk remeasurement gains (losses) and defined benefit plans adjustment components of AOCI, net of income tax.
•Total MetLife, Inc.’s common stockholders’ equity, excluding total notable items (excludes AOCI other than FCTA): total MetLife, Inc.’s common stockholders’ equity, excluding the net unrealized investment gains (losses), future policy benefits discount rate remeasurement gains (losses), market risk benefits instrument-specific credit risk remeasurement gains (losses), defined benefit plans adjustment components of AOCI, and total notable items, net of income tax.

B-4

Appendix B — Non-GAAP and Other Financial Disclosures
•Return on MetLife, Inc.’s common stockholders’ equity: net income (loss) available to MetLife, Inc.’s common shareholders divided by MetLife, Inc.’s average common stockholders’ equity.
•Adjusted return on MetLife, Inc.’s common stockholders’ equity: adjusted earnings available to common shareholders divided by MetLife, Inc.’s average common stockholders’ equity.
•Adjusted return on MetLife, Inc.’s common stockholders’ equity, excluding AOCI other than FCTA: adjusted earnings available to common shareholders divided by MetLife, Inc.’s average common stockholders’ equity, excluding AOCI other than FCTA.
•Adjusted return on MetLife, Inc.’s common stockholders’ equity, excluding total notable items (excludes AOCI other than FCTA): adjusted earnings available to common shareholders, excluding total notable items, divided by MetLife, Inc.’s average common stockholders’ equity, excluding total notable items (excludes AOCI other than FCTA).
The above measures represent a level of equity consistent with the view that, in the ordinary course of business, MetLife does not plan to sell most investments for the sole purpose of realizing gains or losses.
Expense ratio, direct expense ratio, adjusted expense ratio and related measures
•Expense ratio: other expenses, net of capitalization of DAC, divided by premiums, fees and other revenues.
•Direct expense ratio: adjusted direct expenses, divided by adjusted premiums, fees and other revenues. Direct expenses are comprised of employee-related costs, third-party staffing costs, and general and administrative expenses.
•Direct expense ratio, excluding total notable items related to direct expenses and PRT: adjusted direct expenses, excluding total notable items related to direct expenses, divided by adjusted premiums, fees and other revenues, excluding PRT.
•Adjusted expense ratio: adjusted other expenses, net of adjusted capitalization of DAC, divided by adjusted premiums, fees and other revenues.
•Adjusted expense ratio, excluding total notable items related to adjusted other expenses and PRT: adjusted other expenses, net of adjusted capitalization of DAC, excluding total notable items related to adjusted other expenses, divided by adjusted premiums, fees and other revenues, excluding PRT.
Statistical sales information:
•Group Benefits: calculated using 10% of single premium deposits and 100% of annualized full-year premiums and fees from recurring premium policy sales of all products.
•Retirement and Income Solutions: calculated using 10% of single premium deposits and 100% of annualized full-year premiums and fees only from recurring premium policy sales of specialized benefit resources and corporate-owned life insurance.
•Latin America, Asia and EMEA: calculated using 10% of single-premium deposits (mainly from retirement products such as variable annuity, fixed annuity and pensions), 20% of single-premium deposits from credit insurance and 100% of annualized full-year premiums and fees from recurring-premium policy sales of all products (mainly from risk and protection products such as individual life, accident & health and group).
Sales statistics do not correspond to revenues under GAAP, but are used as relevant measures of business activity.
The following additional information is relevant to an understanding of MetLife’s performance results and outlook:
•Volume growth, as discussed in the context of business growth, is the period over period percentage change in adjusted earnings available to common shareholders attributable to adjusted premiums, fees and other revenues and assets under management levels, applying a model in which certain margins and factors are held constant. The most significant of such items are underwriting margins, investment margins, changes in equity market performance, expense margins and the impact of changes in foreign currency exchange rates.
•Holding company cash and liquid assets are held by MetLife, Inc. collectively with other MetLife holding companies and include cash and cash equivalents, short-term investments and publicly traded securities excluding assets that are pledged or otherwise committed. Assets pledged or otherwise committed include amounts received in connection with securities lending, repurchase agreements, derivatives, regulatory deposits, the collateral financing arrangement, funding agreements and secured borrowings, as well as amounts held in the closed block.

2024 PROXY STATEMENT	B-5

Appendix B — Non-GAAP and Other Financial Disclosures
•MetLife uses a measure of free cash flow to facilitate an understanding of its ability to generate cash for reinvestment into its businesses or use in non-mandatory capital actions. MetLife defines free cash flow as the sum of cash available at MetLife’s holding companies from dividends from operating subsidiaries, expenses and other net flows of the holding companies (including capital contributions to subsidiaries), and net contributions from debt to be at or below target leverage ratios. This measure of free cash flow is prior to capital actions, such as common stock dividends and repurchases, debt reduction and mergers and acquisitions. Free cash flow should not be viewed as a substitute for net cash provided by (used in) operating activities calculated in accordance with GAAP. The free cash flow ratio is typically expressed as a percentage of annual adjusted earnings available to common shareholders.
•Notable items reflect the unexpected impact of events that affect MetLife’s results, but that were unknown and that MetLife could not anticipate when it devised its Business Plan. Notable items also include certain items regardless of the extent anticipated in the Business Plan, to help investors have a better understanding of MetLife's results and to evaluate and forecast those results. Notable items represent a positive (negative) impact to adjusted earnings available to common shareholders.
•Core refers to the exclusion of notable items.
•Total Assets Under Management (“Total AUM”) is comprised of GA AUM plus Institutional Client AUM (each, as defined below).
•General Account AUM (“GA AUM”) is used by MetLife to describe assets in its general account ("GA") investment portfolio. GA AUM is stated at estimated fair value and is comprised of GA total investments, the portion of the GA investment portfolio classified within assets held-for-sale, and cash and cash equivalents, excluding policy loans, contractholder-directed equity securities, fair value option securities, mortgage loans originated for third parties and certain other invested assets. Mortgage loans, net of mortgage loans originated for third parties (“net mortgage loans”) (including commercial (“net commercial mortgage loans”), agricultural (“net agricultural mortgage loans”) and residential mortgage loans) and real estate equity (including real estate and real estate joint ventures) included in GA AUM (at net asset value, net of deduction for encumbering debt) have been adjusted from carrying value to estimated fair value. Classification of GA AUM by sector is based on the nature and characteristics of the underlying investments which can vary from how they are classified under GAAP. Accordingly, the underlying investments within certain real estate and real estate joint ventures that are primarily net commercial mortgage loans (at net asset value, net of deduction for encumbering debt) have been reclassified to exclude them from real estate equity and include them as net commercial mortgage loans.
•Institutional Client AUM is comprised of SA AUM plus TP AUM (each, as defined below). MIM manages Institutional Client AUM in accordance with client guidelines contained in each investment advisory agreement (“Mandates”).
•Separate Account AUM (“SA AUM”) is comprised of separate account investment portfolios of MetLife insurance companies, which are managed by MIM and included in MetLife, Inc.’s consolidated financial statements at estimated fair value.
•Third Party AUM (“TP AUM”) is comprised of non-proprietary assets managed by MIM on behalf of unaffiliated/third party clients, which are stated at estimated fair value. Such non-proprietary assets are owned by unaffiliated/third-party clients and, accordingly, are generally not included in MetLife, Inc.’s consolidated financial statements.

B-6

Appendix B — Non-GAAP and Other Financial Disclosures

	2021	2022		2023
	(In millions, except per share data)
			Earnings Per Weighted Average Common Share Diluted(1)		Earnings Per Weighted Average Common Share Diluted(1)
Total Company—Reconciliation of Net Income (Loss) Available to MetLife, Inc.’s Common Shareholders to Adjusted Earnings Available to Common Shareholders
Net income (loss) available to MetLife, Inc.’s common shareholders	$6,654	$5,099	$6.30	$1,380	$1.81
Adjustments from net income (loss) available to MetLife, Inc.’s common shareholders to adjusted earnings available to common shareholders:
Less: Net investment gains (losses)	1,543	(1,260)	(1.56)	(2,824)	(3.70)
Less: Net derivative gains (losses)	(3,257)	(2,251)	(2.78)	(2,140)	(2.81)
Less: Market risk benefit remeasurement gains (losses)	1,237	3,674	4.54	994	1.30
Less: Other adjustments to net income (loss)	(1,039)	(1,419)	(1.75)	(1,185)	(1.56)
Less: Provision for income tax (expense) benefit	294	580	0.72	1,034	1.36
Add: Net income (loss) attributable to noncontrolling interests	21	18	0.03	24	0.03
Add: Preferred stock redemption premium	6	—	—	—	—
Adjusted earnings available to common shareholders	7,903	5,793	7.16	5,525	7.25
Less: Total notable items	293	89	0.11	(62)	(0.08)
Adjusted earnings available to common shareholders, excluding total notable items	$7,610	$5,704	$7.05	$5,587	$7.33
Weighted average common shares outstanding—diluted			808.9		762.3
Adjusted earnings available to common shareholders, excluding total notable items				$5,587
Less: Corporate & Other adjusted earnings available to common shareholders, excluding total notable items				(882)
Adjusted earnings available to common shareholders, excluding Corporate & Other and total notable items				$6,469

(In millions)	2023
	Group Benefits	Retirement & Income Solutions	Asia	Latin America	EMEA	MetLife Holdings	Corporate & Other
Adjusted earnings available to common shareholders	$1,655	$1,708	$1,282	$840	$265	$733	$(958)
Less: Total notable items	27	61	(94)	—	18	2	(76)
Adjusted earnings available to common shareholders, excluding total notable items	$1,628	$1,647	$1,376	$840	$247	$731	$(882)

2024 PROXY STATEMENT	B-7

Appendix B — Non-GAAP and Other Financial Disclosures

	2022	2023
	(In millions)
Reconciliation of Capitalization of DAC to Adjusted Capitalization of DAC
Capitalization of DAC	($2,614)	($2,917)
Less: Divested businesses	(11)	—
Adjusted capitalization of DAC	($2,603)	($2,917)

Reconciliation of Other Expenses to Adjusted Other Expenses
Other expenses	$11,733	$12,656
Less: Other adjustments	191	55
Less: Divested businesses	74	38
Adjusted other expenses	$11,468	$12,563

Other Detail and Ratios
Other expenses, net of capitalization of DAC	$9,119	$9,739
Premiums, fees and other revenues	$56,365	$51,961
Expense ratio	16.2%	18.7%
Direct expenses	$5,490	$5,808
Less: Total notable items related to direct expenses	—	96
Direct expenses, excluding total notable items related to direct expenses	$5,490	$5,712

Adjusted other expenses	$11,468	$12,563
Adjusted capitalization of DAC	(2,603)	(2,917)
Adjusted other expenses, net of adjusted capitalization of DAC	$8,865	$9,646
Less: Total notable items related to adjusted other expenses	—	96
Adjusted other expenses, net of adjusted capitalization of DAC, excluding total notable items related to adjusted other expenses	$8,865	$9,550

Adjusted premiums, fees and other revenues	$56,150	$51,966
Less: PRT	12,219	5,324
Adjusted premiums, fees and other revenues, excluding PRT	$43,931	$46,642

Direct expense ratio	9.8%	11.2%
Direct expense ratio, excluding total notable items related to direct expenses and PRT	12.5%	12.2%
Adjusted expense ratio	15.8%	18.6%
Adjusted expense ratio, excluding total notable items related to adjusted other expenses and PRT	20.2%	20.5%

B-8

Appendix B — Non-GAAP and Other Financial Disclosures

	2022	2023
Return on Equity
Return on MetLife, Inc.’s:
Common stockholders’ equity	15.3%	5.4%
Adjusted return on MetLife, Inc.’s:
Common stockholders’ equity	17.4%	21.4%
Common stockholders’ equity, excluding AOCI other than FCTA	13.7%	13.6%
Common stockholders’ equity, excluding total notable items (excludes AOCI other than FCTA)	13.5%	13.8%
Book Value (2)
Book value per common share	$33.45	$35.85
Less: Net unrealized investment gains (losses), net of income tax	(27.07)	(19.60)
Future policy benefits discount rate remeasurement gain (losses), net of income tax	7.85	3.64
Market risk benefits instrument-specific credit risk remeasurement gains (losses), net of income tax	0.14	0.04
Defined benefit plans adjustment, net of income tax	(1.77)	(1.98)
Book value per common share, excluding AOCI other than FCTA	$54.30	$53.75
Common shares outstanding, end of period (In millions)	779.1	730.8

	2022	2023
	(In millions)
MetLife, Inc.’s Common Stockholders’ Equity
Total MetLife, Inc.’s stockholders’ equity	$29,881	$30,015
Less: Preferred stock	3,818	3,818
MetLife, Inc.’s common stockholders’ equity	26,063	26,197
Less: Net unrealized investment gains (losses), net of income tax	(21,089)	(14,323)
Future policy benefits discount rate remeasurement gain (losses), net of income tax	6,115	2,658
Market risk benefits instrument-specific credit risk remeasurement gains (losses), net of income tax	107	27
Defined benefit plans adjustment, net of income tax	(1,377)	(1,446)
Total MetLife, Inc.’s common stockholders’ equity, excluding AOCI other than FCTA	42,307	39,281
Less: Accumulated year-to-date total notable items	89	(62)
Total MetLife, Inc.’s common stockholders’ equity, excluding total notable items (excludes AOCI other than FCTA)	$42,218	$39,343
Average common stockholders’ equity	$33,221	$25,784
Average common stockholders’ equity, excluding AOCI other than FCTA	$42,282	$40,599
Average common stockholders’ equity, excluding total notable items (excluding AOCI other than FCTA)	$42,231	$40,608

	2022	2023
	(In millions)
Total Company—Premiums, Fees and Other Revenues
Premiums, fees and other revenues	$56,365	$51,961
Less: Adjustments to premiums, fees and other revenues:
Asymmetrical and non-economic accounting	—	29
Other adjustments	160	(34)
Divested businesses	55	—
Adjusted premiums, fees and other revenues	$56,150	$51,966

2024 PROXY STATEMENT	B-9

Appendix B — Non-GAAP and Other Financial Disclosures

	2021	2022	2023
	(In billions, except ratios)
Condensed Reconciliation of Net Cash Provided by Operating Activities of MetLife, Inc. to Free Cash Flow of All Holding Companies
MetLife, Inc. (parent company only) net cash provided by operating activities	$3.8	$4.4	$4.2
Adjustments from net cash provided by operating activities to free cash flow:
Add: Incremental debt to be at or below target leverage ratios	—	1.0	—
Add: Adjustments from net cash provided by operating activities to free cash flow[3]	(0.3)	(0.2)	(0.7)
MetLife, Inc. (parent company only) free cash flow	3.5	5.2	3.5
Other MetLife, Inc. holding companies free cash flow[4]	0.3	(0.5)	0.1
Free cash flow of all holding companies	$3.8	$4.7	$3.6
Ratio of net cash provided by operating activities to consolidated net income (loss) available to MetLife, Inc.’s common shareholders:
MetLife, Inc. (parent company only) net cash provided by operating activities	$3.8	$4.4	$4.2
Consolidated net income (loss) available to MetLife, Inc.’s common shareholders	$6.7	$5.1	$1.4
Ratio of net cash provided by operating activities (parent company only) to consolidated net income (loss) available to MetLife, Inc.’s common shareholders[5]	56%	87%	303%
Ratio of free cash flow to adjusted earnings available to common shareholders:
Free cash flow of all holding companies[6]	$3.8	$4.7	$3.6
Consolidated adjusted earnings available to common shareholders[6]	$7.9	$5.8	$5.5
Ratio of free cash flow of all holding companies to consolidated adjusted earnings available to common shareholders[6]	49%	81%	66%
1Adjusted earnings available to common shareholders, excluding total notable items, per diluted common share is calculated on a standalone basis and may not equal (i) adjusted earnings available to common shareholders per diluted common share, less (ii) total notable items per diluted common share.
2Book values exclude $3,818 million of equity related to preferred stock at both December 31, 2023 and 2022.
3Adjustments include: (i) capital contributions to subsidiaries; (ii) returns of capital from subsidiaries; (iii) repayments on and (issuances of) loans to subsidiaries, net; and (iv) investment portfolio and derivatives changes and other, net.
4Components include: (i) dividends and returns of capital from subsidiaries; (ii) capital contributions to subsidiaries; (iii) repayments on and (issuances of) loans to subsidiaries, net; (iv) other expenses; (v) dividends and returns of capital to MetLife, Inc. and (vi) investment portfolio and derivatives changes and other, net.
5Including the free cash flow of other MetLife, Inc. holding companies of $0.1 billion, ($0.5) billion, and 0.3 billion for the years ended December 31, 2023, 2022 and 2021, respectively, in the numerator of the ratio, this ratio, as adjusted, would be 311%, 77% and 61%, respectively.
6
iConsolidated adjusted earnings available to common shareholders for the year ended December 31, 2021, was positively impacted by notable items, related to tax adjustments of $0.1 billion, net of income tax, and litigation reserves and settlement costs of $0.1 billion, net of income tax, and the actuarial assumption review and other insurance adjustments of $0.1 billion, net of income tax. Excluding these notable items from the denominator of the ratio, the adjusted free cash flow ratio for 2021, would be 50%.
iiConsolidated adjusted earnings available to common shareholders for the year ended December 31, 2022, was positively impacted by notable items, related to actuarial assumption review and other insurance adjustments of $0.1 billion, net of income tax. Excluding these notable items from the denominator of the ratio, the adjusted free cash flow ratio for 2022, would be 82%.
iiiConsolidated adjusted earnings available to common shareholders for the year ended December 31, 2023, was negatively impacted by notable items, related to litigation reserves and settlement costs of ($0.1) billion, net of income tax, offset by actuarial assumption review and other insurance adjustments of $0.01 billion, net of income tax. Excluding these notable items from the denominator of the ratio, the adjusted free cash flow ratio for 2023, would be 65%.

B-10

Appendix B — Non-GAAP and Other Financial Disclosures
Historical Non-GAAP and Other Financial Measures
Definitions prior to the adoption of the LDTI accounting standard
Adjusted earnings is defined as adjusted revenues less adjusted expenses, net of income tax. Adjusted loss is defined as negative adjusted earnings. Adjusted earnings available to common shareholders is defined as adjusted earnings less preferred stock dividends.
Adjusted revenues and adjusted expenses
The financial measures of adjusted revenues and adjusted expenses focus on the Company’s primary businesses principally by excluding the impact of market volatility, which could distort trends, and revenues and costs related to non-core products and certain entities required to be consolidated under GAAP. Also, these measures exclude results of discontinued operations under GAAP and other businesses that have been or will be sold or exited by MetLife but do not meet the discontinued operations criteria under GAAP and are referred to as divested businesses. Divested businesses also include the net impact of transactions with exited businesses that have been eliminated in consolidation under GAAP and costs relating to businesses that have been or will be sold or exited by MetLife that do not meet the criteria to be included in results of discontinued operations under GAAP. Adjusted revenues also excludes net investment gains (losses) and net derivative gains (losses). Adjusted expenses also excludes goodwill impairments.
The following additional adjustments are made to revenues, in the line items indicated, in calculating adjusted revenues:
•Universal life and investment-type product policy fees excludes the amortization of unearned revenue related to net investment gains (losses) and net derivative gains (losses) and certain variable annuity GMIB fees (“GMIB fees”);
•Net investment income: (i) includes adjustments for earned income on derivatives and amortization of premium on derivatives that are hedges of investments or that are used to replicate certain investments, but do not qualify for hedge accounting treatment, (ii) excludes post-tax adjusted earnings adjustments relating to insurance joint ventures accounted for under the equity method, (iii) excludes certain amounts related to contractholder-directed equity securities, (iv) excludes certain amounts related to securitization entities that are VIEs consolidated under GAAP and (v) includes distributions of profits from certain other limited partnership interests that were previously accounted for under the cost method, but are now accounted for at estimated fair value, where the change in estimated fair value is recognized in net investment gains (losses) under GAAP; and
•Other revenues is adjusted for settlements of foreign currency earnings hedges and excludes fees received in association with services provided under transition service agreements (“TSA fees”).
The following additional adjustments are made to expenses, in the line items indicated, in calculating adjusted expenses:
•Policyholder benefits and claims and policyholder dividends excludes: (i) amortization of basis adjustments associated with de-designated fair value hedges of future policy benefits, (ii) changes in the policyholder dividend obligation related to net investment gains (losses) and net derivative gains (losses), (iii) inflation-indexed benefit adjustments associated with contracts backed by inflation-indexed investments and amounts associated with periodic crediting rate adjustments based on the total return of a contractually referenced pool of assets and other pass through adjustments, (iv) benefits and hedging costs related to GMIBs (“GMIB costs”) and (v) market value adjustments associated with surrenders or terminations of contracts (“Market value adjustments”);
•Interest credited to policyholder account balances includes adjustments for earned income on derivatives and amortization of premium on derivatives that are hedges of policyholder account balances but do not qualify for hedge accounting treatment and excludes certain amounts related to net investment income earned on contractholder-directed equity securities;
•Amortization of DAC and VOBA excludes amounts related to: (i) net investment gains (losses) and net derivative gains (losses), (ii) GMIB fees and GMIB costs and (iii) Market value adjustments;
•Amortization of negative VOBA excludes amounts related to Market value adjustments;
•Interest expense on debt excludes certain amounts related to securitization entities that are VIEs consolidated under GAAP; and
•Other expenses excludes: (i) noncontrolling interests, (ii) implementation of new insurance regulatory requirements costs, and (iii) acquisition, integration and other costs. Other expenses includes TSA fees.
Adjusted earnings also excludes the recognition of certain contingent assets and liabilities that could not be recognized at acquisition or adjusted for during the measurement period under GAAP business combination accounting guidance.

2024 PROXY STATEMENT	B-11

Appendix B — Non-GAAP and Other Financial Disclosures
The tax impact of the adjustments mentioned above are calculated net of the U.S. or foreign statutory tax rate, which could differ from the Company’s effective tax rate. Additionally, the provision for income tax (expense) benefit also includes the impact related to the timing of certain tax credits, as well as certain tax reforms.
In addition, adjusted earnings available to common shareholders excludes the impact of preferred stock redemption premium which is reported as a reduction to net income (loss) available to MetLife, Inc.’s common shareholders.
Reconciliations prior to the adoption of the LDTI accounting standard

	2020	2021	2022
	(In millions)
Total Company—Reconciliation of Net Income (Loss) Available to MetLife, Inc.’s Common Shareholders to Adjusted Earnings Available to Common Shareholders
Net income (loss) available to MetLife, Inc.’s common shareholders	$5,191	$6,353	$2,354
Adjustments from net income (loss) available to MetLife, Inc.’s common shareholders to adjusted earnings available to common shareholders:
Less: Net investment gains (losses)	(110)	1,529	(1,262)
Less: Net derivative gains (losses)	1,349	(2,228)	(2,372)
Less: Other adjustments to net income (loss)	(1,519)	(1,255)	(790)
Less: Provision for income tax (expense) benefit	(127)	380	1,252
Add: Net income (loss) attributable to noncontrolling interests	11	21	19
Add: Preferred stock redemption premium	14	6	—
Adjusted earnings available to common shareholders	$5,623	$7,954	$5,545

B-12

Appendix C — 2025 Stock and Incentive Compensation Plan
MetLife, Inc. 2025 Stock and Incentive Compensation Plan

Article 1.    Establishment, Purpose, and Duration
1.1    Establishment of the Plan. MetLife, Inc., a Delaware corporation (hereinafter referred to as the “Company”), establishes an incentive compensation plan to be known as the MetLife, Inc. 2025 Stock and Incentive Compensation Plan (hereinafter referred to as the “Plan”), as set forth in this document.
The Plan permits the grant of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units, Cash-Based Awards, and Stock-Based Awards.
The Plan shall become effective, if approved by the Board and shareholders, on January 1, 2025 (the “Effective Date”) and shall remain in effect as provided in Section 1.3 hereof.
1.2    Purpose of the Plan. The purpose of the Plan is to promote the success and enhance the value of the Company and Affiliates by linking the interests of the Participants to those of the Company’s shareholders, and by providing employees and other service providers with an incentive for outstanding performance.
The Plan is further intended to provide flexibility to the Company in its ability to compensate non-management directors and to motivate, attract, and retain participants upon whose judgment, interest, and special effort the successful conduct of its operation largely is dependent.
1.3    Duration of the Plan. The Plan shall commence as of the Effective Date, as described in Section 1.1 herein, and shall remain in effect, subject to the right of the Committee or the Board to amend or terminate the Plan at any time pursuant to Article 16 herein, until the earlier of (i) the tenth anniversary of the Effective Date, or (ii) all Shares subject to the Plan have been purchased or acquired according to the Plan’s provisions.
1.4    Successor Plan. The Plan shall serve as the successor to the MetLife, Inc. 2015 Stock and Incentive Compensation Plan and the MetLife, Inc. 2015 Non-Management Director Stock Compensation Plan (the “Predecessor Plans”), and no further grants shall be made under the Predecessor Plans from and after the Effective Date of the Plan. All outstanding awards under the Predecessor Plans immediately prior to the Effective Date of the Plan are hereby incorporated into this Plan and shall accordingly be treated as Awards under the Plan. However, each such award shall continue to be governed solely by the terms and conditions of the instrument evidencing such grant or issuance and, except as otherwise expressly provided herein or by the Committee, no provision of the Plan shall affect or otherwise modify the rights or obligations of holders of such incorporated awards. Except as provided in Article 4, any Shares of common stock reserved for issuance under the Predecessor Plans in excess of the number of Shares as to which awards have been awarded thereunder shall no longer be available for grant under the Predecessor Plans or the Plan.
Article 2.    Definitions
Whenever used in the Plan, the following terms shall have the meaning set forth below, and when the meaning is intended, the initial letter of the word shall be capitalized.
2.1    “Affiliate” shall have the meaning ascribed to such term in Rule 12b-2 of the General Rules and Regulations of the Exchange Act, with reference to the Company, and shall also include any corporation, partnership, joint venture, limited liability company, or other entity in which the Company owns, directly or indirectly, at least fifty percent (50%) of the total combined Voting Power of such corporation or of the capital interest or profits interest of such partnership or other entity.

2024 PROXY STATEMENT	C-1

Appendix C — 2025 Stock and Incentive Compensation Plan

2.2    “Award” means, individually or collectively, a grant under this Plan of NQSOs, ISOs, SARs, Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units, Cash-Based Awards, or Stock-Based Awards, in each case subject to the terms of this Plan.
2.3    “Award Agreement” means either (i) a written agreement entered into by the Company or an Affiliate and a Participant setting forth the terms and provisions applicable to Awards granted under this Plan; or (ii) a written statement issued by the Company or an Affiliate to a Participant describing the terms and provisions of such Award. In either case, such writing may take electronic form.
2.4    “Beneficial Owner” or “Beneficial Ownership” shall have the meaning ascribed to such term in rule 13d-3 of the General Rules and Regulations under the Exchange Act.
2.5    “Board” or “Board of Directors” means the Board of Directors of the Company.
2.6    “Cash-Based Award” means an Award granted under Article 10 herein, the value of which is denominated in cash as determined by the Committee and which is not any other form of Award described in this Plan.
2.7    “Cause” means (i) the willful failure by the Participant to perform substantially the Participant’s duties as an Employee (other than due to physical or mental illness) after reasonable notice to the Participant of such failure, (ii) the Participant’s engaging in serious misconduct that is injurious to the Company or any Affiliate in any way, including, but not limited to, by way of damage to their respective reputations or standings in their respective industries, (iii) the Participant’s having been convicted of, or having entered a plea of nolo contendere to, a crime that constitutes a felony or (iv) the breach by the Participant of any obligation, written covenant or agreement with the Company or any Affiliate not to disclose or misuse any information pertaining to, or misuse any property of, the Company or any Affiliate or not to compete or interfere with the Company or any Affiliate.
2.8    “Change of Control” shall occur if any of the following events occur:
(a)    Any Person acquires Beneficial Ownership, directly or indirectly, of securities of the Company representing twenty-five percent (25%) or more of the combined Voting Power of the Company’s securities;
(b)    Within any twenty-four (24) month period, the individuals who were Directors of the Company at the beginning of such period (the “Incumbent Directors”) shall cease to constitute at least a majority of the Board of Directors or the board of directors of any successor to the Company; provided, however, that any Director elected or nominated for election to the Board by a majority of the Incumbent Directors then still in office shall be deemed to be an Incumbent Director for purposes of this Section 2.8(b); or
(c)    The consummation of a merger, consolidation, amalgamation, share exchange, division, sale or other disposition of all or substantially all of the assets of the Company (a “Corporate Event”), immediately following which the shareholders of the Company immediately prior to such Corporate Event do not hold, directly or indirectly, a majority of the Voting Power of (i) in the case of a merger or consolidation, the surviving or resulting corporation, (ii) in the case of a share exchange, the acquiring corporation, or (iii) in the case of a division or a sale or other disposition of assets, each surviving, resulting or acquiring corporation which, immediately following the relevant Corporate Event, holds more than twenty-five percent (25%) of the consolidated assets of the Company immediately prior to such Corporate Event.
2.9    “Change of Control Price” means the highest price per share of Shares offered in conjunction with any transaction resulting in a Change of Control (as determined in good faith by the Committee if any part of the offered price is payable other than in cash) or, in the case of a Change of Control occurring solely by reason of a change in the composition of the Board, the highest Fair Market Value of the common stock on any of the thirty (30) trading days immediately preceding the date on which a Change of Control occurs.
2.10    “Code” means the U.S. Internal Revenue Code of 1986, as amended from time to time, or any successor thereto.
2.11    “Committee” means, with respect to an Employee, the committee appointed from time to time by the Board of Directors to administer the Plan with respect to Employees, which, as of the effective date of this Plan, is the Compensation Committee. “Committee” means, with respect to a Non-Management Director, the committee of the Board appointed from time to time by the Board of Directors to administer the Plan, which, as of the effective date of this Plan, is the Governance and Corporate Responsibility Committee.
2.12    “Company” means MetLife, Inc., a Delaware corporation, and any successor thereto as provided in Article 18 herein.

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2.13    “Constructively Terminated” means, unless otherwise specified by the Committee in the Award Agreement, a voluntary termination of employment by an Employee within ten (10) business days after any of the following actions by the Company, Affiliate, or person acting on behalf of either:
(a)    Requiring the Employee to be based as his or her regular or customary place of employment at any office or location more than fifty (50) miles from the location at which the Employee performed his or her duties immediately prior to the Change of Control, except for travel reasonably required in the performance of the individual's responsibilities;
(b)    In the case of an Employee, reducing the Employee’s base salary below the rate in effect at the time of a Change of Control;
(c)    In the case of an Employee, failing to pay the Employee’s base salary, other wages, or employment-related benefits as required by law; or
(d)    In the case of an Employee who is an insurance agent, failing to pay the agent's compensation or benefits as required by law.
2.14    “Director” means any individual who is a member of the Board of Directors of the Company.
2.15    “Employee” means any employee of the Company or an Affiliate. For greater clarity, and without limiting the generality of the foregoing, individuals described in the first sentence of this definition who are foreign nationals or are employed outside of the United States, or both, are Employees and may be granted Awards on the terms and conditions set forth in the Plan, or on such other terms and conditions as may, in the judgment of the Committee, be necessary or desirable to further the purposes of the Plan. In addition, an Employee solely for this purpose includes an agent who is a natural person licensed or otherwise authorized under applicable law to represent the Company or an Affiliate in the sale of insurance or other financial products or services. For the avoidance of doubt, inclusion of an agent in the definition of Employee does not imply that the individual is an employee for any other purpose, including, without limitation, for employment and tax law purposes. References in the Plan to an Employee’s termination of employment shall be interpreted to include termination of an agent’s relationship with the Company and its Affiliates.
2.16    “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.
2.17    “Fair Market Value” or “FMV” means a price that is based on the opening, closing, actual, high, low, or average selling prices of a Share on the New York Stock Exchange or other established stock exchange (or exchanges) on the applicable date, the preceding trading day, the next succeeding trading day, or an average of trading days, as determined by the Committee in its discretion. Such definition(s) of FMV shall be specified in each Award Agreement and may differ depending on whether FMV is in reference to the grant, exercise, vesting, settlement, or payout of an Award. If, however, the accounting standards used to account for equity awards granted to Participants are substantially modified subsequent to the Effective Date of the Plan, the Committee shall have the ability to determine an Award’s FMV based on the relevant facts and circumstances. If Shares are not traded on an established stock exchange, FMV shall be determined by the Committee based on objective criteria.
2.18    “Fiscal Year” means the year commencing on January 1 and ending December 31 or other time period as approved by the Board.
2.19    “Freestanding SAR” means an SAR that is not a Tandem SAR, as described in Article 7 herein.
2.20    “Grant Price” means the price against which the amount payable is determined upon exercise of an SAR.
2.21    “Incentive Stock Option” or “ISO” means an Option to purchase Shares granted under Article 6 herein to a Participant who is an employee of the Company or any Affiliate and that is designated as an Incentive Stock Option and is intended to meet the requirements of Section 422 of the Code, or any successor provision.
2.22    “Insider” shall mean an individual who is, on the relevant date, an “executive officer,” as defined under the Exchange Act and Rule 3b-7 (17 C.F.R. Section 240.3b-7), or any successor to such rule under the Exchange Act, as determined by the Company.
2.23    “Non-Management Director” means a Director who is not an Employee.
2.24    “Nonqualified Stock Option” or “NQSO” means an Option to purchase Shares, granted under Article 6 herein, which is not intended to be an Incentive Stock Option or that otherwise does not meet such requirements.

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2.25    “Option” means the conditional right to purchase Shares at a stated Option Price for a specified period of time in the form of an Incentive Stock Option or a Nonqualified Stock Option subject to the terms of this Plan.
2.26    “Option Price” means the price at which a Share may be purchased by a Participant pursuant to an Option, as determined by the Committee.
2.27    “Participant” means an individual who is an Employee or Non-Management Director who has been selected to receive an Award, or who has an outstanding Award granted under the Plan.
2.28    “Performance Period” means the period of time during which the assigned performance criteria must be met in order to determine the degree of payout and/or vesting with respect to an Award.
2.29    “Performance Share” means an Award granted under Article 9 herein and subject to the terms of this Plan, denominated in Shares, the value of which at the time it is payable is determined as a function of the extent to which corresponding performance criteria have been achieved.
2.30    “Performance Unit” means an Award granted under Article 9 herein and subject to the terms of this Plan, denominated in units, the value of which at the time it is payable is determined as a function of the extent to which corresponding performance criteria have been achieved.
2.31    “Period of Restriction” means the period when an Award of Restricted Stock or Restricted Stock Units is subject to forfeiture based on the passage of time, the achievement of performance criteria, and/or upon the occurrence of other events as determined by the Committee, in its discretion.
2.32    “Person” shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a “group” as defined in Section 13(d) thereof; provided, however, that “Person” shall not include (i) the Company or any Affiliate, (ii) the MetLife Policyholder Trust (or any person(s) who would otherwise be described herein solely by reason of having the power to control the voting of the shares held by that trust), or (iii) any employee benefit plan (including an employee stock ownership plan) sponsored by the Company or any Affiliate.
2.33    “Restricted Stock” means an Award of Shares subject to a Period of Restriction, granted under Article 8 herein and subject to the terms of this Plan.
2.34    “Restricted Stock Unit” means an Award denominated in units subject to a Period of Restriction, granted under Article 8 herein and subject to the terms of this Plan.
2.35    “Share” means a share of common stock of the Company, $.01 par value per Share.
2.36    “Stock Appreciation Right” or “SAR” means the conditional right to receive the difference between the FMV of a Share on the date of exercise over the Grant Price, pursuant to the terms of Article 7 herein and subject to the terms of this Plan.
2.37    “Stock-Based Award” means an equity-based or equity-related Award granted under Article 10 herein and subject to the terms of this Plan, and not otherwise described by the terms of this Plan.
2.38    “Tandem SAR” means an SAR that the Committee specifies is granted in connection with a related Option pursuant to Article 7 herein and subject to the terms of this Plan, the exercise of which shall require forfeiture of the right to purchase a Share under the related Option (and when a Share is purchased under the Option, the Tandem SAR shall similarly be cancelled) or an SAR that is granted in tandem with an Option but the exercise of such Option does not cancel the SAR, but rather results in the exercise of the related SAR. Regardless of whether an Option is granted coincident with an SAR, an SAR is not a Tandem SAR unless so specified by the Committee at time of grant.
2.39    “Voting Power” shall mean such number of Voting Securities as shall enable the holders thereof to cast all the votes which could be cast in an annual election of directors of a company.
2.40    “Voting Securities” shall mean all securities entitling the holders thereof to vote in an annual election of directors of a company.
Article 3.    Administration
3.1    General. The Committee shall be responsible for administering the Plan. The Committee may employ attorneys, consultants, accountants, agents, and other individuals, any of whom may be an Employee, and the Committee, the Company, and its officers and Directors shall be entitled to rely upon the advice, opinions, or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee shall be final, conclusive, and binding upon the Participants, the Company, and all other interested parties.

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3.2    Authority of the Committee. The Committee shall have full and discretionary power to interpret the terms and the intent of the Plan and any Award Agreement or other agreement ancillary to or in connection with the Plan, to determine eligibility for Awards, and to adopt such rules, regulations, and guidelines for administering the Plan as the Committee may deem necessary or proper. Such authority shall include, but not be limited to, selecting Award recipients, setting the amount of compensation to be received by Non-Management Directors, establishing all Award terms and conditions and, subject to Article 16, adopting modifications and amendments, or subplans to the Plan or any Award Agreement, including, without limitation, any that are necessary or appropriate to comply with the laws or compensation practices of the countries and other jurisdictions in which the Company and Affiliates operate.
3.3    Delegation. The Committee may delegate to one or more of its members or to one or more Directors or officers of the Company or its Affiliates, any of its duties or powers as it may deem advisable; provided that such delegation shall not include the authority to determine eligibility for or to grant Awards to Insiders and Non-Management Directors. Any such delegate shall report periodically to the Committee regarding the nature and scope of the Awards granted pursuant to the authority delegated pursuant to this Section 3.3.
Article 4.    Shares Subject to the Plan and Maximum Awards
4.1    Number of Shares Available for Awards. Subject to adjustment as provided in Section 4.2 herein, the number of Shares hereby reserved for issuance to Participants under the Plan shall be 22.5 million less one (1) Share for every one (1) Share that was subject to an award granted on or after March 28, 2024 and through December 31, 2024 under the Predecessor Plans (such total number of Shares, including such adjustment, the “Total Share Authorization”). Any Shares issued in connection with any Award granted under the Plan shall be counted against the limit as one (1) Share for every one (1) Share issued. The maximum aggregate number of Shares that may be granted in the form of Nonqualified Stock Options shall be equal to the Total Share Authorization. The maximum aggregate number of Shares that may be granted in the form of Incentive Stock Options shall be equal to the Total Share Authorization.
Awards that are not settled in Shares shall not reduce the Total Share Authorization. Any Shares related to Awards (or after the Effective Date, awards previously granted under the Predecessor Plans) that (i) terminate by expiration, forfeiture, cancellation, lapse, or otherwise without the issuance of such Shares, (ii) are settled in cash either in lieu of Shares or otherwise, (iii) are exchanged with the Committee’s permission for Awards not involving Shares, or (iv) are tendered to the Company to satisfy the tax withholding requirements with respect to any Award other than Options or SARs shall be available again for grant under the Plan. However, if the Option Price of any Option granted under the Plan (or after the Effective Date, previously granted under the Predecessor Plans) or the tax withholding requirements with respect to any Option or SAR granted under the Plan (or after the Effective Date, previously granted under the Predecessor Plans) are satisfied by tendering Shares to the Company (by either actual delivery or by attestation), or if an SAR is exercised under the Plan (or after the Effective Date, previously granted under the Predecessor Plans), the full number of Shares covered by the Award will be deemed delivered for purposes of determining the maximum number of Shares available for issuance under the Plan.
The maximum number of Shares available for issuance under the Plan shall not be reduced to reflect any dividends or dividend equivalents that are reinvested into additional Shares or credited as Restricted Stock or Restricted Stock Units. The Shares available for issuance under the Plan may be authorized and unissued Shares or treasury Shares.
The maximum aggregate Award based on Shares that can be granted to any one Non-Management Director in any one Fiscal Year shall be that number of total Shares with an aggregate Fair Market Value on the grant date, together with any cash retainer fees or other cash compensation for the Fiscal Year, equal to $1,000,000.
4.2    Adjustments in Authorized Shares. In the event of any corporate event or transaction (including, but not limited to, a change in the Shares of the Company or the capitalization of the Company) such as a merger, consolidation, reorganization, amalgamation, recapitalization, separation, stock dividend, extraordinary dividend, stock split, reverse stock split, split up, spin-off, or other distribution of stock or property of the Company, combination of securities, exchange of securities, dividend in kind, or other like change in capital structure or distribution (other than normal cash dividends) to shareholders of the Company, or any similar corporate event or transaction, the Committee, in order to prevent dilution or enlargement of Participants’ rights under the Plan, shall substitute or adjust, as applicable, the number and kind of Shares that may be issued under the Plan, the number and kind of Shares subject to outstanding Awards, the Option Price or Grant Price applicable to outstanding Awards, the limit on issuing Awards other than Options granted with an Option Price equal to at least the FMV of a Share on the date of grant or Stock Appreciation Rights with a Grant Price equal to at least the FMV of a Share on the date of grant, and any other value determinations applicable to outstanding Awards or to this Plan. The Committee shall also make appropriate

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adjustments in the terms of any Awards under the Plan to reflect, or related to, such changes or distributions and may modify any other terms of outstanding Awards, including modifications of performance criteria and changes in the length of Performance Periods. The determination of the Committee as to the foregoing adjustments, if any, shall be conclusive and binding on Participants under the Plan.
Subject to the provisions of Article 16 and any applicable law or regulatory requirement, without affecting the number of Shares reserved or available hereunder, the Committee may authorize the issuance, assumption, substitution, or conversion of Awards under this Plan in connection with any such corporate event or transaction upon such terms and conditions as it may deem appropriate. Additionally, the Committee may amend the Plan, or adopt supplements to the Plan, in such manner as it deems appropriate to provide for such issuance, assumption, substitution, or conversion as provided in the previous sentence.
Article 5.    Eligibility and Participation
5.1    Eligibility. Individuals eligible to participate in the Plan include all Employees and Non-Management Directors.
5.2    Actual Participation. Subject to the provisions of the Plan, including Section 3.3 regarding delegation, the Committee may from time to time, select from all eligible Employees and Non-Management Directors those to whom Awards shall be granted and shall determine in its discretion, the nature, terms, and amount of each Award.
Article 6.    Stock Options
6.1    Grant of Options. Subject to the terms and provisions of the Plan, Options may be granted to Participants in such number, and upon such terms, and at any time and from time to time as shall be determined by the Committee in its discretion. Notwithstanding the foregoing, no ISOs may be granted more than ten (10) years after the earlier of (a) adoption of the Plan by the Board, and (b) the Effective Date.
6.2    Award Agreement. Each Option grant shall be evidenced by an Award Agreement that shall specify the Option Price, the duration of the Option, the number of Shares to which the Option pertains, the conditions upon which an Option shall become vested and exercisable, and any such other provisions as the Committee shall determine. The Award Agreement also shall specify whether the Option is intended to be an ISO or a NQSO.
6.3    Option Price. The Option Price for each grant of an Option under this Plan shall be determined by the Committee and shall be specified in the Award Agreement. The Option Price may include an Option Price based (i) on one hundred percent (100%) of the FMV of the Shares on the date of grant, (ii) an Option Price that is set at a premium to the FMV of the Shares on the date of grant, or (iii) an Option Price that is indexed to (but in no event less than 100% of) the FMV of the Shares on the date of grant, with the index determined by the Committee in its discretion.
6.4    Duration of Options. Each Option granted to a Participant shall expire at such time as the Committee shall determine at the time of grant; provided, however, no Option shall be exercisable later than the tenth (10th) anniversary date of its grant.
6.5    Exercise of Options. Options granted under this Article 6 shall be exercisable at such times and on the occurrence of such events, and be subject to such restrictions and conditions, as the Committee shall in each instance approve, which need not be the same for each grant or for each Participant.
6.6    Payment. Options granted under this Article 6 shall be exercised by the delivery of a notice of exercise to the Company or an agent designated by the Company in a form specified or accepted by the Committee, or by complying with any alternative procedures which may be authorized by the Committee, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares.
The Option Price upon exercise of any Option shall be payable to the Company in full in a form and method approved or accepted by the Committee in its sole discretion subject to such rules and regulations as the Committee may establish.
Subject to Section 6.7 and any governing rules or regulations, as soon as practicable after receipt of a notification of exercise and full payment, the Committee shall cause to be delivered to the Participant Share certificates, evidence of book entry Shares, or other evidence of Share ownership determined by the Company, in each case in an appropriate amount based upon the number of Shares purchased under the Option(s). Unless otherwise determined or accepted by the Committee, all payments in cash shall be paid in United States dollars.

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6.7    Restrictions on Share Transferability. The Committee may impose such restrictions on any Shares acquired pursuant to the exercise of an Option granted pursuant to this Plan as it may deem advisable, including, without limitation, requiring the Participant to hold the Shares acquired pursuant to exercise for a specified period of time, or restrictions under applicable laws or under the requirements of any stock exchange or market upon which such Shares are listed and/or traded.
6.8    Termination of Employment or Directorship. Each Participant’s Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the Option following termination of the Participant’s employment or service as a Non-Management Director with the Company or Affiliates. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Options issued pursuant to this Article 6, and may reflect distinctions based on the reasons for termination.
6.9    Nontransferability of Options.
(a)    Incentive Stock Options. No ISO granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, all ISOs granted to a Participant under this Article 6 shall be exercisable during his or her lifetime only by such Participant.
(b)    Nonqualified Stock Options. Except for transfers without consideration for which the Committee may provide in a Participant’s Award Agreement at the time of grant or otherwise, each NQSO granted under this Article 6 may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Participant’s Award Agreement at the time of grant or otherwise by the Committee consistent with this Section 6.9(b), all NQSOs granted to a Participant under this Article 6 shall be exercisable during the Participant’s lifetime only by such Participant.
6.10    Notification of Disqualifying Disposition. The Participant will notify the Company upon the disposition of Shares issued pursuant to the exercise of an ISO or Shares received as a dividend on ISO stock. The Company will use such information to determine whether a disqualifying disposition as described in Section 421(b) of the Code has occurred.
6.11    Substituting SARs. Regardless of the terms of the Award Agreement, the Committee shall have the right to substitute SARs for outstanding Options granted to any Participant, provided that (i) the substituted SARs call for settlement by the issuance of Shares or by the issuance of Shares or cash as determined by the Committee in its discretion, and (ii) the terms of the substituted SARs and economic benefit of such substituted SARs (including the difference between the Grant Price and Fair Market Value of the Shares associated with the SARs compared to the difference between the Option Price and Fair Market Value of the Shares underlying the Options) are equivalent to the terms and economic benefit of the Options being replaced, as determined by the Committee. The Committee may, based on a determination that this Section 6.11 creates adverse accounting consequences for the Company or otherwise, nullify this Section 6.11.
6.12    Dividends and Other Distributions. Holders of Options granted hereunder shall not be credited with dividends, dividend equivalents, or other additional rights or benefits on account of dividends declared or paid with respect to the underlying Shares, except as provided in Section 4.2.
Article 7.    Stock Appreciation Rights
7.1    Grant of SARs. Subject to the terms and conditions of the Plan, SARs may be granted to Participants at any time and from time to time and upon such terms as shall be determined by the Committee in its discretion. The Committee may grant Freestanding SARs, Tandem SARs, or any combination of these forms of SARs.
The SAR Grant Price for each grant of a Freestanding SAR shall be determined by the Committee and shall be specified in the Award Agreement. The SAR Grant Price may include a Grant Price based on (i) one hundred percent (100%) of the FMV of the Shares on the date of grant, (ii) a Grant Price that is set at a premium to the FMV of the Shares on the date of grant, or (iii) a Grant Price is indexed to (but in no event less than 100% of) the FMV of the Shares on the date of grant, with the index determined by the Committee, in its discretion. The Grant Price of Tandem SARs shall be equal to the Option Price of the related Option.
7.2    SAR Agreement. Each SAR Award shall be evidenced by an Award Agreement that shall specify the Grant Price, the term of the SAR, and any such other provisions as the Committee shall determine.

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7.3    Term of SAR. The term of an SAR granted under the Plan shall be determined by the Committee, in its sole discretion, and except as determined otherwise by the Committee and specified in the SAR Award Agreement, no SAR shall be exercisable later than the tenth (10th) anniversary date of its grant.
7.4    Exercise of Freestanding SARs. Freestanding SARs may be exercised upon whatever terms and conditions the Committee, in its sole discretion, imposes.
7.5    Exercise of Tandem SARs. Tandem SARs may be exercised for all or part of the Shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option. A Tandem SAR may be exercised only with respect to the Shares for which its related Option is then exercisable.
Notwithstanding any other provision of this Plan to the contrary, with respect to a Tandem SAR granted in connection with an ISO: (a) the Tandem SAR will expire no later than the expiration of the underlying ISO; (b) the value of the payout with respect to the Tandem SAR may be for no more than one hundred percent (100%) of the difference between the Option Price of the underlying ISO and the FMV of the Shares subject to the underlying ISO at the time the Tandem SAR is exercised; and (c) the Tandem SAR may be exercised only when the FMV of the Shares subject to the ISO exceeds the Option Price of the ISO.
7.6    Payment of SAR Amount. Upon the exercise of an SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:
(a)    The difference between the FMV of a Share on the date of exercise over the Grant Price; by
(b)    The number of Shares with respect to which the SAR is exercised.
At the discretion of the Committee, the payment upon SAR exercise may be in cash, Shares of equivalent value (based on the FMV on the date of exercise of the SAR, as defined in the Award Agreement or otherwise defined by the Committee), in some combination thereof, or in any other form approved by the Committee at its sole discretion. The Committee’s determination regarding the form of SAR payout shall be set forth or reserved for later determination in the Award Agreement pertaining to the grant of the SAR.
7.7    Termination of Employment or Directorship. Each Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the SAR following termination of the Participant’s employment or service as a Non-Management Director with the Company or Affiliates. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with Participants, need not be uniform among all SARs issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination.
7.8    Nontransferability of SARs. Except for transfers without consideration for which the Committee may provide in a Participant’s Award Agreement or otherwise, each SAR granted under the Plan may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Participant’s Award Agreement or otherwise by the Committee consistent with this Section 7.8, all SARs granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant.
7.9    Other Restrictions. Without limiting the generality of any other provision of this Plan, the Committee may impose such other conditions and/or restrictions on any Shares received upon exercise of an SAR granted pursuant to the Plan as it may deem advisable. This includes, but is not limited to, requiring the Participant to hold the Shares received upon exercise of an SAR for a specified period of time.
7.10    Dividends and Other Distributions. Holders of SARs granted hereunder shall not be credited with dividends, dividend equivalents, or other additional rights or benefits on account of dividends declared or paid with respect to the underlying Shares, except as provided in Section 4.2.
Article 8.    Restricted Stock and Restricted Stock Units
8.1    Grant of Restricted Stock or Restricted Stock Units. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock and/or Restricted Stock Units to Participants in such amounts and upon such terms as the Committee shall determine.
8.2    Restricted Stock or Restricted Stock Unit Agreement. Each Restricted Stock and/or Restricted Stock Unit grant shall be evidenced by an Award Agreement that shall specify the Period(s) of Restriction, the number of Shares of Restricted Stock or the number of Restricted Stock Units granted, and any such other provisions as the Committee shall determine.

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8.3    Nontransferability of Restricted Stock and Restricted Stock Units. Except for transfers without consideration for which the Committee may provide in a Participant’s Award Agreement or otherwise, each of the Shares of Restricted Stock and/or Restricted Stock Units granted under the Plan may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction specified in the Award Agreement (and in the case of Restricted Stock Units until the date of delivery or other payment), or upon earlier satisfaction of any other conditions, as specified by the Committee in its sole discretion and set forth in the Award Agreement or otherwise. All rights with respect to the Restricted Stock and/or Restricted Stock Units granted to a Participant under the Plan shall be available during his or her lifetime only to such Participant, except as provided in the Award Agreement or otherwise by the Committee consistent with this Section 8.3.
8.4    Other Restrictions. The Committee shall impose, in the Award Agreement or otherwise, such other conditions and/or restrictions on any Shares of Restricted Stock or Restricted Stock Units granted pursuant to this Plan as it may deem advisable including, without limitation, a requirement that Participants pay a stipulated purchase price for each Share of Restricted Stock or each Restricted Stock Unit, restrictions based upon the achievement of specific performance criteria, time-based restrictions on vesting following the attainment of the performance criteria, time-based restrictions, restrictions under applicable laws or under the requirements of any stock exchange or market upon which such Shares are listed or traded, or holding requirements or sale restrictions placed on the Shares by the Company upon vesting of such Restricted Stock or Restricted Stock Units.
To the extent deemed appropriate by the Committee subject to Section 19.6, the Company may retain any certificates issued to represent Shares of Restricted Stock, or Shares delivered in consideration of Restricted Stock Units, in the Company’s possession until such time as all conditions and/or restrictions applicable to such Shares have been satisfied or lapse, and may make appropriate notations in any book entry register of the restrictions on transferability and potential for forfeiture.
Except as otherwise provided in this Article 8, Shares of Restricted Stock covered by each Restricted Stock Award shall become freely transferable by the Participant after all conditions and restrictions applicable to such Shares have been satisfied or lapse, and Restricted Stock Units shall be paid in cash, Shares, or a combination of cash and Shares as the Committee, in its sole discretion shall determine.
8.5    Certificate Legend. In addition to any legends placed on certificates pursuant to Section 8.4 herein, each certificate representing Shares of Restricted Stock granted pursuant to the Plan may bear a legend such as the following (or legend of similar effect determined by the Committee):
The sale or other transfer of the Shares of stock represented by this certificate, whether voluntary, involuntary, or by operation of law, is subject to certain restrictions on transfer as set forth in the MetLife, Inc. 2025 Stock and Incentive Compensation Plan, and in the associated Award Agreement. A copy of the Plan and such Award Agreement may be obtained from MetLife, Inc.
8.6    Voting Rights. To the extent required by law, Participants holding Shares of Restricted Stock granted hereunder shall be granted the right to exercise full voting rights with respect to those Shares during the Period of Restriction. A Participant shall have no voting rights with respect to any Restricted Stock Units granted hereunder.
8.7    Dividends and Other Distributions. If the Committee so determines, Participants holding Shares of Restricted Stock or Restricted Stock Units may be credited with dividends or dividend equivalents with respect to the underlying Shares, provided that such dividends or dividend equivalents shall be subject to the same conditions and restrictions as the underlying Shares and shall be paid following vesting of the Shares of Restricted Stock or Restricted Stock Units.
8.8    Termination of Employment or Directorship. Each Award Agreement shall set forth the extent to which the Participant shall have the right to retain Restricted Stock and/or Restricted Stock Units following termination of the Participant’s employment or service as a Non-Management Director with the Company or Affiliates. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Shares of Restricted Stock or Restricted Stock Units issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination.
8.9    Payment in Consideration of Restricted Stock Units. When and if Restricted Stock Units become payable, a Participant having received the grant of such units shall be entitled to receive payment from the Company in cash, Shares of equivalent value (based on the FMV, as defined in the Award Agreement at the time of grant or otherwise by the Committee), in some combination thereof, or in any other form determined by the Committee at its sole discretion. The Committee’s determination regarding the form of payout shall be set forth or reserved for later determination in the Award Agreement pertaining to the grant of the Restricted Stock Unit.

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Article 9.    Performance Shares and Performance Units
9.1    Grant of Performance Shares and Performance Units. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Performance Shares and/or Performance Units to Participants in such amounts and upon such terms as the Committee shall determine.
9.2    Performance Criteria for Performance Shares and Performance Units. The Committee shall set performance criteria for a Performance Period in its discretion which, depending on the extent to which they are met, will determine, in the manner determined by the Committee and documented in the Award Agreement the value and/or number of each Performance Share or Performance Unit that will be paid to the Participant.
9.3    Earning of Performance Shares and Performance Units. Subject to the terms of this Plan, after the applicable Performance Period has ended, the holder of Performance Shares/Performance Units shall be entitled to receive payout on the value and number of Performance Shares/Performance Units determined as a function of the extent to which the corresponding performance criteria have been achieved. Notwithstanding the foregoing, the Company has the ability to require the Participant to hold the Shares received pursuant to such Award for a specified period of time.
9.4    Form and Timing of Payment of Performance Shares and Performance Units. Payment of earned Performance Shares/Performance Units shall be as determined by the Committee and as evidenced in the Award Agreement. Subject to the terms of the Plan, the Committee, in its sole discretion, may pay earned Performance Shares/Performance Units in the form of cash or in Shares (or in a combination thereof) equal to the value of the earned Performance Shares/Performance Units at the close of the applicable Performance Period. Any Shares may be granted subject to any restrictions deemed appropriate by the Committee. The determination of the Committee with respect to the form of payout of such Awards shall be set forth in the Award Agreement pertaining to the grant of the Award or reserved for later determination.
9.5    Dividends and Other Distributions. If the Committee so determines, Participants holding Performance Shares or Performance Units may be credited with dividends or dividend equivalents with respect to the underlying Shares, provided that such dividend or dividend equivalents shall be subject to the same conditions and restrictions as the underlying Shares and shall be paid following vesting of the Performance Shares or Performance Units.
9.6    Termination of Employment or Directorship. Each Award Agreement shall set forth the extent to which the Participant shall have the right to retain Performance Shares/Performance Units following termination of the Participant’s employment or service as a Non-Management Director with the Company or an Affiliate. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Awards of Performance Shares/Performance Units issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination.
9.7    Nontransferability of Performance Shares and Performance Units. Except for transfers without consideration for which the Committee may provide in a Participant’s Award Agreement or otherwise, each Performance Share/Performance Unit granted under the Plan may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Participant’s Award Agreement or otherwise by the Committee consistent with this Section 9.7, a Participant’s rights under the Plan shall inure during his or her lifetime only to such Participant.
Article 10.    Cash-Based Awards and Stock-Based Awards
10.1    Grant of Cash-Based Awards. Subject to the terms and provisions of this Plan, the Committee, at any time and from time and time, may grant Cash-Based Awards to Participants in such amounts and upon such terms as the Committee may determine.
10.2    Value of Cash-Based Awards. Each Cash-Based Award shall have a value as may be determined by the Committee. For each Cash-Based Award, the Committee may establish performance criteria in its discretion. If the Committee exercises its discretion to establish such performance criteria, the number and/or value of Cash-Based Awards that will be paid out to the Participant will be determined, in the manner determined by the Committee, by the extent to which the performance criteria are met.
10.3    Payment in Consideration of Cash-Based Awards. Subject to the terms of this Plan, the holder of a Cash-Based Award shall be entitled to receive payout on the value of Cash-Based Award determined as a function of the extent to which the corresponding performance criteria, if any, have been achieved.

C-10

Appendix C — 2025 Stock and Incentive Compensation Plan
10.4    Form and Timing of Payment of Cash-Based Awards. Payment of earned Cash-Based Awards shall be as determined by the Committee and evidenced in the Award Agreement. Subject to the terms of the Plan, the Committee, in its sole discretion, may pay earned Cash-Based Awards in the form of cash or in Shares (or in a combination thereof) that have an aggregate FMV equal to the value of the earned Cash-Based Awards (the applicable date regarding which aggregate FMV shall be determined by the Committee). Such Shares may be granted subject to any restrictions deemed appropriate by the Committee. The determination of the Committee with respect to the form of payout of such Awards shall be set forth in the Award Agreement pertaining to the grant of the Award.
10.5    Stock-Based Awards. The Committee may grant other types of equity-based or equity-related Awards not otherwise described by the terms of this Plan (including the grant or offer for sale of unrestricted Shares) in such amounts and subject to such terms and conditions including, but not limited to being subject to performance criteria, or in satisfaction of such obligations, as the Committee shall determine. Such Awards may entail the transfer of actual Shares to Participants, or payment in cash or otherwise of amounts based on the value of Shares and may include, without limitation, Awards designed to comply with or take advantage of the applicable local laws of jurisdictions other than the United States. If the Committee so determines, Participants holding Stock-Based Awards may be credited with dividends or dividend equivalents with respect to the underlying Shares, provided that such dividends or dividend equivalents shall be subject to the same conditions and restrictions as the underlying Shares and shall be paid following the vesting of the Stock-Based Awards.
10.6    Termination of Employment or Directorship. Each Award Agreement shall set forth the extent to which the Participant shall have the right to receive Cash-Based Awards and Stock-Based Awards following termination of the Participant’s employment or service as a Non-Management Director with the Company or Affiliates. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the applicable Award Agreement, need not be uniform among all Awards of Cash-Based Awards and Stock-Based Awards issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination.
10.7    Nontransferability of Cash-Based Awards and Stock-Based Awards. Except for transfers without consideration for which the Committee may provide in a Participant’s Award Agreement or otherwise, each Cash-Based Award and Stock-Based Award granted under the Plan may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Participant’s Award Agreement or otherwise by the Committee consistent with this Section 10.7, a Participant’s rights under the Plan shall be exercisable during the Participant’s lifetime only by the Participant.
Article 11.    Minimum Vesting
Notwithstanding any other provision under the Plan, all Awards other than Cash-Based Awards shall be subject to a minimum one-year vesting period, provided that the following Awards shall not be subject to the foregoing minimum vesting requirement: (a) any substitute Awards issued in accordance with Section 4.2, and (b) any additional Awards that the Committee may grant, up to a maximum of five percent (5%) of the available Share reserve authorized for issuance under the Plan under Section 4.1; provided, further, that Awards may provide for the acceleration of vesting in the event of the Participant’s death, disability, qualifying retirement, or other qualifying termination of employment, or the occurrence of Change of Control as provided in Article 15.
Article 12.    Beneficiary Designation
A Participant’s “beneficiary” is the person or persons entitled to receive payments or other benefits or exercise rights that are available under the Plan in the event of the Participant’s death. To the extent permitted by the Committee in the Award Agreement or otherwise, a Participant may designate a beneficiary or change a previous beneficiary designation at such times prescribed by the Committee by using forms and following procedures approved or accepted by the Committee for that purpose. Except to the extent otherwise determined by the Committee in the Award Agreement or otherwise, if no beneficiary designated by the Participant is eligible to receive payments or other benefits or exercise rights that are available under the Plan at the Participant’s death the beneficiary shall be the Participant’s estate.
Notwithstanding the provisions above, the Committee may in its discretion, after notifying the affected Participants, modify the foregoing requirements, institute additional requirements for beneficiary designations, or suspend the existing beneficiary designations of living Participants or the process of determining beneficiaries under this Article 12, or both, in favor of another method of determining beneficiaries.

2024 PROXY STATEMENT	C-11

Appendix C — 2025 Stock and Incentive Compensation Plan

Article 13.    Deferrals and Share Settlements
Notwithstanding any other provision under the Plan, the Committee may permit or require a Participant to defer such Participant’s receipt of any Award, or payment in consideration of any Award, under the terms of this Plan or another plan. To the extent such deferral is permitted by the Committee under the terms of this Plan rather than another plan, the Committee shall establish rules and procedures for such deferrals as it sees fit.
Article 14.    Rights of Employees, and Non-Management Directors
14.1    Service Relationship. Nothing in the Plan or an Award Agreement shall interfere with or limit in any way the right of the Company or an Affiliate to terminate any Participant’s employment or other service relationship at any time, nor confer upon any Participant any right to continue in the capacity in which he or she is employed or otherwise serves the Company or an Affiliate. Nothing in the Plan or an Award Agreement shall interfere with or limit in any way the right of the Board to otherwise remove the Non-Management Director from the Board at any time, nor confer upon any Non-Management Director the right to remain a member of the Board for any period of time, or at any particular rate of compensation.
Neither an Award nor any benefits arising under this Plan shall constitute part of an employment or other service contract with the Company or an Affiliate and, accordingly, subject to the terms of this Plan, this Plan may be terminated or modified at any time in the sole and exclusive discretion of the Committee without giving rise to liability on the part of the Company or an Affiliate for severance payments or otherwise except as provided in this Plan.
For purposes of the Plan, unless otherwise provided by the Committee, transfer of employment between the Company and an Affiliate or among Affiliates, shall not be deemed a termination of employment. The Committee may stipulate in a Participant’s Award Agreement or otherwise the conditions under which a transfer of employment to an entity that is spun-off from the Company or an Affiliate or a vendor to the Company or an Affiliate, if any, shall not be deemed a termination of employment for purposes of an Award.
14.2    Participation. No Employee shall have the right to be selected to receive an Award. No Employee or Non-Management Director, having been selected to receive an Award, shall have the right to be selected to receive a future Award or (if selected to receive such a future Award) the right to receive such a future Award on terms and conditions identical or in proportion in any way to any prior Award.
14.3    Rights as a Shareholder. A Participant shall have none of the rights of a shareholder with respect to Shares covered by any Award until the Participant becomes the record holder of such Shares.
Article 15.    Change of Control
The Committee may, in its discretion, at the time an Award is made hereunder or at any time prior to, coincident with or after the time of a Change of Control:
(a)     provide for the purchase or cancellation of such Award, for an amount of cash, if any, equal to the amount which could have been obtained upon the exercise or realization of such rights had such Award been currently exercisable or payable;
(b)     provide for acceleration of vesting, measurement of satisfaction of any performance criteria, and such other adjustments as the Committee deems appropriate to reflect such Change of Control; and/or
(c)     provide that the Award will be assumed, or new rights substituted therefor, by the surviving corporation in such Change of Control.
The Committee may, in its discretion, include such further provisions and limitations relating to a Change of Control as it may deem equitable and in the best interests of the Company.
Article 16.    Amendment, Modification, Suspension, and Termination
16.1    Amendment, Modification, Suspension, and Termination. The Committee or Board may, at any time and from time to time, alter, amend, modify, suspend, or terminate the Plan in whole or in part; provided however, that:
(a)     Without the prior approval of the Company’s shareholders, Options and SARs issued under the Plan will not be repriced, replaced, or regranted through cancellation or by lowering the exercise price of a previously granted Option or SAR or the grant of another Award or payment in cash in substitution of such Options or SARs.

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Appendix C — 2025 Stock and Incentive Compensation Plan
(b)     To the extent necessary under any applicable law, regulation or exchange requirement, no amendment shall be effective unless approved by the shareholders of the Company in accordance with applicable law, regulation, or exchange requirement.
16.2    Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events. The Committee may make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (other than those described in Section 4.2 hereof) affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent unintended dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan. The determination of the Committee as to the foregoing adjustments, if any, shall be conclusive and binding on Participants under the Plan.
16.3    Awards Previously Granted. Notwithstanding any other provision of the Plan to the contrary, no termination, amendment, suspension, or modification of the Plan shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Participant holding such Award.
Article 17.    Withholding
The Company or any Affiliate shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company or any Affiliate, an amount sufficient to satisfy any applicable U.S. federal, state, and local taxes, domestic or foreign, that the Company or any Affiliate determines is required by law or regulation to be withheld with respect to any taxable event arising or as a result of this Plan. The Committee may provide for Participants to satisfy withholding requirements by having the Company withhold Shares or the Participant making such other arrangements, in either case on such conditions as the Committee specifies.
Article 18.    Successors
Any obligations of the Company or an Affiliate under the Plan with respect to Awards granted hereunder, shall be binding on any successor to the Company or Affiliate, respectively, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company or Affiliate, as applicable.
Article 19.    General Provisions
19.1    Forfeiture Events. Without limiting in any way the generality of the Committee’s power to specify any terms and conditions of an Award consistent with law, and for greater clarity, the Committee may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award, to the extent consistent with law. Such events shall include, but shall not be limited to, failure to accept the terms of the Award Agreement, termination of employment or service as a Director under certain or all circumstances, violation of material Company and Affiliate policies, breach of noncompetition, confidentiality, non-solicitation, noninterference, corporate property protection, or other obligation or agreement that may apply to the Participant, other conduct by the Participant that is detrimental to the business or reputation of the Company and Affiliates. All Awards are subject to any Company compensation clawback or recoupment policy in effect from time to time, including but not limited to the MetLife Policy for the Recoupment of Erroneously Awarded Compensation under the Dodd-Frank Wall Street Reform and Consumer Protection Act.
19.2    Legend. The certificates for Shares may include any legend that the Committee deems appropriate to reflect any restrictions on transfer of such Shares.
19.3    Delivery of Title. The Company shall have no obligation to issue or deliver evidence of title for Shares issued under the Plan prior to:
(a)    Obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and
(b)     Completion of any registration or other qualification of the Shares under any applicable national or foreign law or ruling of any governmental body that the Company determines to be necessary or advisable.

2024 PROXY STATEMENT	C-13

Appendix C — 2025 Stock and Incentive Compensation Plan

19.4    Investment Representations. The Committee may require each Participant receiving Shares pursuant to an Award under this Plan to represent and warrant in writing that the Participant is acquiring the Shares for investment and without any present intention to sell or distribute such Shares or make such other representations, warranties, or covenants that the Committee shall determine to be necessary or appropriate to assure that the grant, terms, and/or payment of any Award complies with applicable law.
19.5    Employees and Non-Management Directors Based Outside of the United States. Without limiting in any way the generality of the Committee’s powers under this Plan, including but not limited to the power to specify any terms and conditions of an Award consistent with law, in order to comply with the laws in other countries in which the Company or an Affiliate operates or has Employees, the Committee, in its sole discretion, shall have the power and authority, notwithstanding any provision of the Plan to the contrary, to:
(a)     Determine which Affiliates shall be covered by the Plan;
(b)     Determine which Employees and Non-Management Directors outside the United States are eligible to participate in the Plan;
(c)     Modify the terms and conditions of any Award granted to Employees or Non-Management Directors outside the United States to comply with applicable foreign laws;
(d)     Establish subplans and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable;
(e)     Provide for an Affiliate to execute an Award Agreement instead of the Company, in which case the Award shall be a general, unsecured obligation of the Affiliate and not any obligation of the Company; and
(f)     Take any action, before or after an Award is made, that it deems advisable to obtain approval or comply with any necessary local government regulatory exemptions or approvals.
Notwithstanding the above, the Committee may not take any actions hereunder and no Awards shall be granted that would violate the Exchange Act, the Code, any securities law, or any other governing statute or applicable law.
19.6    Uncertificated Shares. To the extent that the Plan provides for issuance of certificates to reflect the transfer of Shares, the transfer of such Shares may be effected on a noncertificated basis to the extent not prohibited by applicable law or the rules of any stock exchange.
19.7    Unfunded Plan. Participants shall have no right, title, or interest whatsoever in or to any investments that the Company or an Affiliate may make to aid it in meeting its obligations under the Plan. Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company or an Affiliate and any Participant, beneficiary, legal representative, or any other person. Awards, other than Performance Shares and Restricted Stock, shall be general, unsecured obligations of the Company, except that if an Affiliate executes an Award Agreement instead of the Company (including, without limitation, with respect to an Award to an Employee or Non-Management Director outside the United States or otherwise) the Award shall be a general, unsecured obligation of the Affiliate and not any obligation of the Company. To the extent that any individual acquires a right to receive payments from the Company or an Affiliate, such right shall be no greater than the right of an unsecured general creditor of the Company or Affiliate, as applicable. All payments to be made hereunder shall be paid from the general funds of the Company or Affiliate, as applicable, and no special or separate fund shall be established, and no segregation of assets shall be made to assure payment of such amounts except as expressly set forth in the Plan. The Plan is not intended to be subject to ERISA.
19.8    No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award Agreement. In such an instance, unless the Committee determines to round payments up to the nearest whole Share, determines that payment shall be made in cash, or determines otherwise, fractional Shares and any rights thereto shall be forfeited or otherwise eliminated.
19.9    Other Compensation and Benefit Plans. Nothing in this Plan shall be construed to limit the right of the Company or an Affiliate to establish other compensation or benefit plans, programs, policies, or arrangements. Except as may be otherwise specifically stated in any other benefit plan, policy, program, or arrangement, no Award shall be treated as compensation for purposes of calculating a Participant’s rights under any such other plan, policy, program, or arrangement.

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Appendix C — 2025 Stock and Incentive Compensation Plan
19.10    No Constraint on Corporate Action. Nothing in this Plan shall be construed (i) to limit, impair or otherwise affect the Company’s or an Affiliate’s right or power to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, or to merge or consolidate, or dissolve, liquidate, sell, or transfer all or any part of its business or assets, or (ii) to limit the right or power of the Company or an Affiliate to take any action which such entity deems to be necessary or appropriate.
19.11    Prohibition Against Loans. The Company shall not make a direct or indirect loan to a Participant for the purpose of satisfying tax withholding with respect to any Awards, exercising of Options, or purchasing Shares. The cashless exercise of Stock Options is not considered a loan for this purpose.
Article 20.    Legal Construction
20.1    Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine, the plural shall include the singular, and the singular shall include the plural.
20.2    Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.
20.3    Requirements of Law. The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required. The Company or an Affiliate shall receive the consideration required by law for the issuance of Awards under the Plan.
The inability of the Company or an Affiliate to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s or the Affiliate’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company or Affiliate of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.
To the extent that Section 409A of the Code applies to an Award under this Plan, this Plan and all of the terms of that Award are intended to comply with Section 409A of the Code and shall be interpreted accordingly.
20.4    Governing Law. The Plan and each Award Agreement shall be governed by the laws of the State of Delaware, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of the Plan to the substantive law of another jurisdiction.

2024 PROXY STATEMENT	C-15

MetLife
Always With You, Building a More Confident Future
155+ Years
A Proud History
Since its founding in 1868, MetLife has continuously evolved, transforming to meet consumers’ changing needs and reflect the environment within which it works. While the world continues to change at a rapid pace, one thing remains constant: the Company’s commitment to building a more protected world for individuals, families and communities.

2024

Always Raising the Bar

2020

MetLife provided more than $250 million of relief to help people cope with COVID-19 global pandemic.
Implements Next Horizon Strategy.

2018

MetLife celebrates its 150th Anniversary. 1 of only 12 Fortune 100 companies to do so. Happy Birthday MetLife!

2016

MetLife announces plans to separate a substantial portion of its U.S. Retail business, now called Brighthouse Financial.

2010

MetLife makes the strategic transformation to a truly global company with the acquisition of American Life Insurance Company. Today, MetLife operates in more than 40 countries.

2008

MetLife acquires naming rights to the Meadowlands, home to the New York Jets and New York Giants football teams. MetLife Stadium becomes the highest grossing stadium in the world.

2001

MetLife and MetLife Foundation respond quickly to the events surrounding the 9/11 attacks by paying claims immediately, awarding grants and investing over $1 billion in publicly traded stocks. MetLife becomes the largest life insurer in Mexico with the acquisition Aseguradora Hidalgo.

2000

MetLife debuts on the New York Stock Exchange under the symbol ”MET”. Its initial public offering of 202,000,000 shares of common stock was priced at $14.25 per share.

1990

MLIC becomes MetLife.

1985

Snoopy and the Peanuts gang come on board as MLIC’s brand ambassadors.

1979

More than 31 million fire rescue door and window stickers are distributed throughout the country as part of MLIC’s most far-reaching public service campaign to promote fire safety.

1976

The company establishes Metropolitan Life Foundation to carry on its long-standing tradition of improving the lives of the underserved through corporate contributions and community involvement. Today, MetLife Foundation is committed to ensuring financial inclusion globally.

1972

The formation of Metropolitan Property and Liability Insurance Company (MPL) was announced. In 1974, MPL began selling automobile insurance and, in 1975, homeowners insurance. (MPL was renamed Metropolitan Property and Casualty Insurance Company in 1990.)

1968

The company marks its 100th anniversary by setting a record for the greatest amount of insurance issued by any company in any year — $13.5 billion.

1962

The company enters network television with a series of major news programs, CBS-TV News Extras, focused on health and safety campaigns.

1954

MLIC installs UNIVAC, the first large scale electronic data processing system (computer) in the life insurance industry.

1934

Fortune Magazine reports, MLIC “is the biggest company in the world,” on a total assets basis, excepting government organizations.

1930s

During the Great Depression, MLIC works closely with America's farmers to rescue farms from foreclosure, and provides construction loans for the construction of the Empire State Building and Rockefeller Center.

1918

MLIC marks its 50th anniversary. At the time, the company had 20 million polices on file for a total of $4.5 billion.

1917

The company establishes Group Division to provide employee benefit plans for business and other organizations. It sold 54 master policies the first year of business covering 16,100 lives for $11.2 million of insurance.

1912

Several rooms at MLIC’s One Madison Avenue complex were made available to the American Red Cross to provide administrative relief and support services for Titanic survivors and victims’ families.

1909

MLIC establishes a Visiting Nurse Service as part of its Welfare Division free of charge; the service was the first venture of its kind by any life insurance company.

1906

During the San Francisco earthquake and fire, MLIC is the first insurance company to send a special crew of employees to help in the payment of claims on the spot. The company also declares a premium moratorium the first of its kind in that situation.

1893

MLIC offers to honor customers' policies lapsed as a direct result of jobs lost in the Depression of 1893.

1879

MLIC begins selling industrial insurance — insurance issued in small amounts on which premiums were collected weekly at the policyholder's home.

1877

Two MLIC firsts: the company hires Carrie Foster, its first female associate, and purchases its first typewriter.

1868

On March 24, MLIC opens its doors for business at its first home office at 243 Broadway in New York City.

MetLife

METLIFE, INC.
C/O COMPUTERSHARE
P.O. BOX 505008
LOUISVILLE, KY 40233-9814

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet or scan the QR Barcode with your smartphone to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on June 17, 2024. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/MET2024**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on June 17, 2024. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717 for receipt prior to the Meeting.

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V40883-P08097

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

METLIFE, INC.

The following items are more fully described in the Proxy Statement.
The Board of Directors has proposed and recommends a vote FOR all the nominees listed, FOR Proposals 2, 3 and 4, and AGAINST Proposal 5.

1. Election of Directors

Nominees:

		For	Against	Abstain
1a.	Cheryl W. Grisé	☐	☐	☐
1b.	Carlos M. Gutierrez	☐	☐	☐
1c.	Carla A. Harris	☐	☐	☐
1d.	Laura J. Hay	☐	☐	☐
1e.	David L. Herzog	☐	☐	☐
1f.	R. Glenn Hubbard, Ph.D.	☐	☐	☐
1g.	Jeh C. Johnson	☐	☐	☐
1h.	Edward J. Kelly, III	☐	☐	☐
1i.	William E. Kennard	☐	☐	☐
1j.	Michel A. Khalaf	☐	☐	☐
1k.	Diana L. McKenzie	☐	☐	☐
1l.	Denise M. Morrison	☐	☐	☐
1m.	Mark A. Weinberger	☐	☐	☐

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Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

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Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your Proxy Card.
Please see reverse side for instructions on voting by Internet, telephone or mail.

V40884-P08097

METLIFE, INC.

2024 Annual Meeting of Shareholders
June 18, 2024 2:30 PM ET
Proxy solicited on behalf of the MetLife, Inc. Board of Directors

The shareholder(s) whose signature(s) appear(s) on the reverse side of this Proxy Card hereby appoint(s) Timothy J. Ring and Vanessa M. Franklin, or either of them, each with full power of substitution, as proxies to vote all shares of MetLife, Inc. Common Stock that the shareholder(s) would be entitled to vote on all matters that may properly come before the 2024 Annual Meeting to be held virtually at www.virtualshareholdermeeting.com/MET2024 on June 18, 2024 at 2:30 p.m. Eastern Time and at any adjournments or postponements thereof. The proxies are authorized to vote and will vote in accordance with the specifications indicated by the shareholder(s) on the reverse side of this Proxy Card. **If this Proxy Card is signed and returned by the shareholder(s), and no specification is indicated on a matter, the proxies are authorized to vote as recommended by the Board of Directors of MetLife, Inc.** If this Proxy Card is signed and returned, the proxies appointed thereby will be authorized to vote in their discretion on any other matters that may be presented for a vote at the 2024 Annual Meeting and at any adjournments or postponements thereof.

Continued and to be marked, dated and signed on reverse side